Consolidated Statement of Earnings (USD $) In Millions, except Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Revenue:
Services	$ 56,868	$ 55,128	$ 58,892
Sales	40,736	38,300	42,156
Financing	2,267	2,331	2,582
Total revenue	99,870	95,758	103,630
Cost:
Services	38,383	37,146	40,937
Sales	14,374	13,606	15,776
Financing	1,100	1,220	1,256
Total cost	53,857	51,973	57,969
Gross profit	46,014	43,785	45,661
Expense and other income:
Selling, general and administrative	21,837	20,952	23,386
Research, development and engineering (Note Q)	6,026	5,820	6,337
Intellectual property and custom development income	(1,154)	(1,177)	(1,153)
Other (income) and expense	(787)	(351)	(298)
Interest expense (Notes K&L)	368	402	673
Total expense and other income	26,291	25,647	28,945
Income before income taxes	19,723	18,138	16,715
Provision for income taxes (Note P)	4,890	4,713	4,381
Net income	$ 14,833	$ 13,425	$ 12,334
Earnings per share of common stock:
Assuming dilution (in dollars per share) (Note R)	$ 11.52	$ 10.01	$ 8.89
Basic (in dollars per share) (Note R)	$ 11.69	$ 10.12	$ 9.02
Weighted-average number of common shares outstanding:
Assuming dilution (in shares)	1,287,355,388	1,341,352,754	1,387,797,198
Basic (in shares)	1,268,789,202	1,327,157,410	1,369,367,069

Consolidated Statement of Financial Position (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Current assets:
Cash and cash equivalents	$ 10,661	$ 12,183
Marketable securities (Note E)	990	1,791
Notes and accounts receivable-trade (net of allowances of $324 in 2010 and $217 in 2009)	10,834	10,736
Short-term financing receivables (net of allowances of $342 in 2010 and $438 in 2009) (Note G)	16,257	14,914
Other accounts receivable (net of allowances of $10 in 2010 and $15 in 2009)	1,134	1,143
Inventories (Note F)	2,450	2,494
Deferred taxes (Note P)	1,564	1,730
Prepaid expenses and other current assets	4,226	3,946
Total current assets	48,116	48,935
Plant, rental machines and other property (Note H)	40,289	39,596
Less: Accumulated depreciation (Note H)	26,193	25,431
Plant, rental machines and other property - net (Note H)	14,096	14,165
Long-term financing receivables (net of allowances of $58 in 2010 and $97 in 2009) (Note G)	10,548	10,644
Prepaid pension assets (Note U)	3,068	3,001
Deferred taxes (Note P)	3,220	4,195
Goodwill (Note J)	25,136	20,190
Intangible assets - net (Note J)	3,488	2,513
Investments and sundry assets (Note I)	5,778	5,379
Total assets	113,452	109,022
Current liabilities:
Taxes (Note P)	4,216	3,826
Short-term debt (Notes K&L)	6,778	4,168
Accounts payable	7,804	7,436
Compensation and benefits	5,028	4,505
Deferred income	11,580	10,845
Other accrued expenses and liabilities	5,156	5,223
Total current liabilities	40,562	36,002
Long-term debt (Notes K&L)	21,846	21,932
Retirement and nonpension postretirement benefit obligations (Note U)	15,978	15,953
Deferred income	3,666	3,562
Other liabilities (Note M)	8,226	8,819
Total liabilities	90,279	86,267
Contingencies and Commitments (Note O)
IBM Stockholders' equity: (Note N)
Common stock, par value $.20 per share and additional paid-in capital Shares authorized: 4,687,500,000 Shares issued (2010 - 2,161,800,054; 2009 - 2,127,016,668)	45,418	41,810
Retained earnings	92,532	80,900
Treasury stock, at cost (shares: 2010 - 933,806,510; 2009 - 821,679,245)	(96,161)	(81,243)
Accumulated other comprehensive income/(loss)	(18,743)	(18,830)
Total IBM stockholders' equity	23,046	22,637
Noncontrolling interests (Note A)	126	118
Total equity	23,172	22,755
Total liabilities and equity	$ 113,452	$ 109,022

Consolidated Statement of Financial Position (Parenthetical) (USD $) In Millions, except Share data	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statement of Financial Position
Notes and accounts receivable - trade, allowances	$ 324	$ 217
Short-term financing receivables, allowances	342	438
Other accounts receivable, allowances	10	15
Long-term financing receivables, allowances	$ 58	$ 97
Common stock, par value (in dollars per share)	$ 0.2	$ 0.2
Common stock, shares authorized (in shares)	4,687,500,000	4,687,500,000
Common stock, shares issued (in shares)	2,161,800,054	2,127,016,668
Treasury stock, shares (in shares)	933,806,510	821,679,245

Consolidated Statement of Cash Flows (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash flow from operating activities:
Net income	$ 14,833	$ 13,425	$ 12,334
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	3,657	3,773	4,140
Amortization of intangibles	1,174	1,221	1,310
Stock-based compensation	629	558	659
Deferred taxes	1,294	1,773	1,900
Net (gain)/loss on asset sales and other	(801)	(395)	(338)
Change in operating assets and liabilities, net of acquisitions/divestitures:
Receivables (including financing receivables)	(489)	2,131	274
Retirement related	(1,963)	(2,465)	(1,773)
Inventories	92	263	(102)
Other assets/other liabilities	949	319	1,268
Accounts payable	174	170	(860)
Net cash provided by operating activities	19,549	20,773	18,812
Cash flow from investing activities:
Payments for plant, rental machines and other property	(4,185)	(3,447)	(4,171)
Proceeds from disposition of plant, rental machines and other property	770	330	350
Investment in software	(569)	(630)	(716)
Purchases of marketable securities and other investments	(6,129)	(5,604)	(4,590)
Proceeds from disposition of marketable securities and other investments	7,877	3,599	6,100
Non-operating finance receivables - net	(405)	(184)	(16)
Divestiture of businesses, net of cash transferred	55	400	71
Acquisition of businesses, net of cash acquired	(5,922)	(1,194)	(6,313)
Net cash used in investing activities	(8,507)	(6,729)	(9,285)
Cash flow from financing activities:
Proceeds from new debt	8,055	6,683	13,829
Payments to settle debt	(6,522)	(13,495)	(10,248)
Short-term (repayments)/borrowings less than 90 days - net	817	(651)	(6,025)
Common stock repurchases	(15,375)	(7,429)	(10,578)
Common stock transactions - other	3,774	3,052	3,774
Cash dividends paid	(3,177)	(2,860)	(2,585)
Net cash used in financing activities	(12,429)	(14,700)	(11,834)
Effect of exchange rate changes on cash and cash equivalents	(135)	98	58
Net change in cash and cash equivalents	(1,522)	(558)	(2,250)
Cash and cash equivalents at January 1	12,183	12,741	14,991
Cash and cash equivalents at December 31	10,661	12,183	12,741
Supplemental data:
Income taxes paid - net of refunds received	3,238	1,567	2,111
Interest paid on debt	951	1,240	1,460
Capital lease obligations	$ 30	$ 15	$ 41

CONSOLIDATED STATEMENT OF CHANGES IN EQUITY (USD $) In Millions	Total IBM Stockholders' Equity		Common Stock and Additional Paid-in Capital	Retained Earnings	Treasury Stock	Accumulated Other Comprehensive Income/(Loss)		Non-controlling Interests	Comprehensive Income		Total
Equity, beginning balance at Dec. 31, 2007	$ 28,470		$ 35,188	$ 60,640	$ (63,945)	$ (3,414)		$ 145			$ 28,615
Net income plus other comprehensive income/(loss):
Net income	12,334			12,334					12,334		12,334
Other comprehensive income/(loss), net of tax:
Net unrealized gains/(losses) on cash flow hedge derivatives (net of tax (benefit)/expense of $188 in 2010, $(256) in 2009, and $79 in 2008)	301					301			301		301
Foreign currency translation adjustments (net of tax (benefit)/expense of $69 in 2010, $(57) in 2009, and $(153) in 2008)	(3,552)	[1]				(3,552)	[1]		(3,552)	[1]	(3,552)	[1]
Retirement-related benefit plans:
Prior service (credits)/costs (net of tax (benefit)/expense of $8 in 2010, $146 in 2009, and $(86) in 2008)	(136)					(136)			(136)		(136)
Net (losses)/gains (net of tax (benefit)/expense of $(1,016) in 2010, $439 in 2009, and $(8,436) in 2008)	(15,245)					(15,245)			(15,245)		(15,245)
Curtailments and settlements (net of tax (benefit)/expense of $3 in 2010, $(33) in 2009, and $9 in 2008)	16					16			16		16
Amortization of prior service (credits)/costs (net of tax benefits of $(67) in 2010, $(55) in 2009, and $(73) in 2008)	(132)					(132)			(132)		(132)
Amortization of net gains/(losses) (net of tax expense of $441 in 2010, $402 in 2009, and $358 in 2008)	640					640			640		640
Net unrealized gains/(losses) on marketable securities (net of tax (benefit)/expense of $27 in 2010, $71 in 2009, and $(207) in 2008)	(324)					(324)			(324)		(324)
Total other comprehensive income/(loss)	(18,431)								(18,431)		(18,431)
Subtotal: Net income plus other comprehensive income/(loss)	(6,097)								(6,097)		(6,097)
Cash dividends declared - common stock	(2,585)			(2,585)							(2,585)
Common stock issued under employee plans (shares - 34,783,386 in 2010, 30,034,808 in 2009, and 39,374,439 in 2008)	3,919		3,919								3,919
Purchases (shares - 2,334,932 in 2010, 1,550,846 in 2009, and 1,505,107 in 2008) and sales (shares - 7,929,318 in 2010, 6,408,265 in 2009, and 5,882,800 in 2008) of treasury stock under employee plans - net	355			(36)	391						355
Other treasury shares purchased, not retired (shares - 117,721,650 in 2010, 68,650,727 in 2009, 89,890,347 in 2008)	(10,563)		54		(10,618)						(10,563)
Changes in other equity	(33)		(33)								(33)
Changes in noncontrolling interests								(26)			(26)
Equity, ending balance at Dec. 31, 2008	13,465		39,129	70,353	(74,171)	(21,845)		119			13,584
Net income plus other comprehensive income/(loss):
Net income	13,425			13,425					13,425		13,425
Other comprehensive income/(loss), net of tax:
Net unrealized gains/(losses) on cash flow hedge derivatives (net of tax (benefit)/expense of $188 in 2010, $(256) in 2009, and $79 in 2008)	(556)					(556)			(556)		(556)
Foreign currency translation adjustments (net of tax (benefit)/expense of $69 in 2010, $(57) in 2009, and $(153) in 2008)	1,732	[1]				1,732	[1]		1,732	[1]	1,732	[1]
Retirement-related benefit plans:
Prior service (credits)/costs (net of tax (benefit)/expense of $8 in 2010, $146 in 2009, and $(86) in 2008)	229					229			229		229
Net (losses)/gains (net of tax (benefit)/expense of $(1,016) in 2010, $439 in 2009, and $(8,436) in 2008)	994					994			994		994
Curtailments and settlements (net of tax (benefit)/expense of $3 in 2010, $(33) in 2009, and $9 in 2008)	(93)					(93)			(93)		(93)
Amortization of prior service (credits)/costs (net of tax benefits of $(67) in 2010, $(55) in 2009, and $(73) in 2008)	(107)					(107)			(107)		(107)
Amortization of net gains/(losses) (net of tax expense of $441 in 2010, $402 in 2009, and $358 in 2008)	704					704			704		704
Net unrealized gains/(losses) on marketable securities (net of tax (benefit)/expense of $27 in 2010, $71 in 2009, and $(207) in 2008)	111					111			111		111
Total other comprehensive income/(loss)	3,015					3,015					3,015
Subtotal: Net income plus other comprehensive income/(loss)	16,440								16,440		16,440
Cash dividends declared - common stock	(2,860)			(2,860)							(2,860)
Common stock issued under employee plans (shares - 34,783,386 in 2010, 30,034,808 in 2009, and 39,374,439 in 2008)	3,011		3,011								3,011
Purchases (shares - 2,334,932 in 2010, 1,550,846 in 2009, and 1,505,107 in 2008) and sales (shares - 7,929,318 in 2010, 6,408,265 in 2009, and 5,882,800 in 2008) of treasury stock under employee plans - net	443			(19)	462						443
Other treasury shares purchased, not retired (shares - 117,721,650 in 2010, 68,650,727 in 2009, 89,890,347 in 2008)	(7,534)				(7,534)						(7,534)
Changes in other equity	(330)		(330)								(330)
Changes in noncontrolling interests								(1)			(1)
Equity, ending balance at Dec. 31, 2009	22,637		41,810	80,900	(81,243)	(18,830)		118			22,755
Net income plus other comprehensive income/(loss):
Net income	14,833			14,833					14,833		14,833
Other comprehensive income/(loss), net of tax:
Net unrealized gains/(losses) on cash flow hedge derivatives (net of tax (benefit)/expense of $188 in 2010, $(256) in 2009, and $79 in 2008)	385					385			385		385
Foreign currency translation adjustments (net of tax (benefit)/expense of $69 in 2010, $(57) in 2009, and $(153) in 2008)	643	[1]				643	[1]		643	[1]	643	[1]
Retirement-related benefit plans:
Prior service (credits)/costs (net of tax (benefit)/expense of $8 in 2010, $146 in 2009, and $(86) in 2008)	20					20			20		20
Net (losses)/gains (net of tax (benefit)/expense of $(1,016) in 2010, $439 in 2009, and $(8,436) in 2008)	(1,712)					(1,712)			(1,712)		(1,712)
Curtailments and settlements (net of tax (benefit)/expense of $3 in 2010, $(33) in 2009, and $9 in 2008)	7					7			7		7
Amortization of prior service (credits)/costs (net of tax benefits of $(67) in 2010, $(55) in 2009, and $(73) in 2008)	(116)					(116)			(116)		(116)
Amortization of net gains/(losses) (net of tax expense of $441 in 2010, $402 in 2009, and $358 in 2008)	808					808			808		808
Net unrealized gains/(losses) on marketable securities (net of tax (benefit)/expense of $27 in 2010, $71 in 2009, and $(207) in 2008)	51					51			51		51
Total other comprehensive income/(loss)	87					87					87
Subtotal: Net income plus other comprehensive income/(loss)	14,920								14,920		14,920
Cash dividends declared - common stock	(3,177)			(3,177)							(3,177)
Common stock issued under employee plans (shares - 34,783,386 in 2010, 30,034,808 in 2009, and 39,374,439 in 2008)	3,579		3,579								3,579
Purchases (shares - 2,334,932 in 2010, 1,550,846 in 2009, and 1,505,107 in 2008) and sales (shares - 7,929,318 in 2010, 6,408,265 in 2009, and 5,882,800 in 2008) of treasury stock under employee plans - net	477			(24)	501						477
Other treasury shares purchased, not retired (shares - 117,721,650 in 2010, 68,650,727 in 2009, 89,890,347 in 2008)	(15,419)				(15,419)						(15,419)
Changes in other equity	28		28								28
Changes in noncontrolling interests								8			8
Equity, ending balance at Dec. 31, 2010	$ 23,046		$ 45,418	$ 92,532	$ (96,161)	$ (18,743)		$ 126			$ 23,172

[1]	Foreign currency translation adjustments are presented gross except for any associated hedges which are presented net of tax.

CONSOLIDATED STATEMENT OF CHANGES IN EQUITY (Parenthetical) (USD $) In Millions, except Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Consolidated Statement of Changes in Equity
Tax (benefit)/expense, net unrealized gains/(losses) on cash flow hedge derivatives	$ 188	$ (256)	$ 79
Tax (benefit)/expense, foreign currency translation adjustments	69	(57)	(153)
Tax (benefit)/expense retirement-related benefit plans - prior service costs/ (credits)	8	146	(86)
Tax (benefit)/expense retirement-related benefit plans - net gains/(losses)	(1,016)	439	(8,436)
Tax (benefit)/expense retirement-related benefit plans - curtailments and settlements	3	(33)	9
Tax (benefit)/expense retirement-related benefit plans - amortization of prior service (credits)/costs	(67)	(55)	(73)
Tax (benefit)/expense, retirement-related benefit plans - amortization of net gains/(losses)	441	402	358
Tax (benefit)/expense net unrealized gains/(losses) on marketable securities	$ 27	$ 71	$ (207)
Common stock issued under employee plans, (in shares)	34,783,386	30,034,808	39,374,439
Purchases of treasury stock under employee plans (in shares)	2,334,932	1,550,846	1,505,107
Sales of treasury stock under employee plans, (in shares)	7,929,318	6,408,265	5,882,800
Other treasury shares purchased, not retired, (in shares)	117,721,650	68,650,727	89,890,347

Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Significant Accounting Policies
Significant Accounting Policies

Note A.

Significant Accounting Policies

Basis of Presentation

The accompanying Consolidated Financial Statements and footnotes of the International Business Machines Corporation (IBM or the company) have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP).

Within the financial statements and tables presented, certain columns and rows may not add due to the use of rounded numbers for disclosure purposes. Percentages presented are calculated from the underlying whole-dollar amounts. Certain prior year amounts have been reclassified to conform to the current year presentation. This is annotated where applicable.

Noncontrolling interest amounts in income of  $9 million,  $5 million and  $14 million, net of tax, for the years ended December 31, 2010, 2009 and 2008, respectively, are not presented separately in the Consolidated Statement of Earnings due to immateriality, but are reflected within the other (income) and expense line item. Additionally, changes to noncontrolling interests in the Consolidated Statement of Changes in Equity were  $8 million,  $(1) million and  $(26) million for the years ended December 31, 2010, 2009 and 2008, respectively. A separate roll forward is not presented due to immateriality.

Principles of Consolidation

The Consolidated Financial Statements include the accounts of IBM and its controlled subsidiaries, which are generally majority owned. Any noncontrolling interest in the equity of a subsidiary is reported in Equity in the Consolidated Statement of Financial Position. Net income and losses attributable to the noncontrolling interest is reported as described above in the Consolidated Statement of Earnings. The accounts of variable interest entities (VIEs) are included in the Consolidated Financial Statements, if required. Investments in business entities in which the company does not have control, but has the ability to exercise significant influence over operating and financial policies, are accounted for using the equity method and the company’s proportionate share of income or loss is recorded in other (income) and expense. The accounting policy for other investments in equity securities is described on page 77 within “Marketable Securities.” Equity investments in non-publicly traded entities are primarily accounted for using the cost method. All intercompany transactions and accounts have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, revenue, costs, expenses and other comprehensive income/(loss) that are reported in the Consolidated Financial Statements and accompanying disclosures. These estimates are based on management’s best knowledge of current events, historical experience, actions that the company may undertake in the future and on various other assumptions that are believed to be reasonable under the circumstances. As a result, actual results may be different from these estimates. See pages 50 to 53 for a discussion of the company’s critical accounting estimates.

Revenue

The company recognizes revenue when it is realized or realizable and earned. The company considers revenue realized or realizable and earned when it has persuasive evidence of an arrangement, delivery has occurred, the sales price is fixed or determinable and collectibility is reasonably assured. Delivery does not occur until products have been shipped or services have been provided to the client, risk of loss has transferred to the client, and either client acceptance has been obtained, client acceptance provisions have lapsed, or the company has objective evidence that the criteria specified in the client acceptance provisions have been satisfied. The sales price is not considered to be fixed or determinable until all contingencies related to the sale have been resolved.

The company recognizes revenue on sales to solution providers, resellers and distributors (herein referred to as “resellers”) when the reseller has economic substance apart from the company, credit risk, title and risk of loss to the inventory, the fee to the company is not contingent upon resale or payment by the end user, the company has no further obligations related to bringing about resale or delivery and all other revenue recognition criteria have been met.

The company reduces revenue for estimated client returns, stock rotation, price protection, rebates and other similar allowances. (See Schedule II, “Valuation and Qualifying Accounts and Reserves” included in the company’s Annual Report on Form 10-K). Revenue is recognized only if these estimates can be reasonably and reliably determined. The company bases its estimates on historical results taking into consideration the type of client, the type of transaction and the specifics of each arrangement. Payments made under cooperative marketing programs are recognized as an expense only if the company receives from the client an identifiable benefit sufficiently separable from the product sale whose fair value can be reasonably and reliably estimated. If the company does not receive an identifiable benefit sufficiently separable from the product sale whose fair value can be reasonably estimated, such payments are recorded as a reduction of revenue.

Revenue from sales of third-party vendor products or services is recorded net of costs when the company is acting as an agent between the client and the vendor and gross when the company is a principal to the transaction. Several factors are considered to determine whether the company is an agent or principal, most notably whether the company is the primary obligor to the client, or has inventory risk. Consideration is also given to whether the company adds meaningful value to the vendor’s product or service, was involved in the selection of the vendor’s product or service, has latitude in establishing the sales price or has credit risk.

The company reports revenue net of any revenue-based taxes assessed by governmental authorities that are imposed on and concurrent with specific revenue-producing transactions. In addition to the aforementioned general policies, the following are the specific revenue recognition policies for multiple-deliverable arrangements and for each major category of revenue.

Multiple-Deliverable Arrangements

The company enters into revenue arrangements that may consist of multiple deliverables of its products and services based on the needs of its clients. These arrangements may include any combination of services, software, hardware and/or financing. For example, a client may purchase a server that includes operating system software. In addition, the arrangement may include post-contract support for the software and a contract for post-warranty maintenance service for the hardware. These types of arrangements can also include financing provided by the company. These arrangements consist of multiple deliverables, with the hardware and software delivered in one reporting period and the software support and hardware maintenance services delivered across multiple reporting periods. In another example, a client may out-source the running of its datacenter operations to the company on a long-term, multiple-year basis and periodically purchase servers and/or software products from the company to upgrade or expand its facility. The outsourcing services are provided on a continuous basis across multiple reporting periods and the hardware and software products are delivered in one reporting period. To the extent that a deliverable in a multiple-deliverable arrangement is subject to specific guidance that deliverable is accounted for in accordance with such specific guidance. Examples of such arrangements may include leased hardware which is subject to specific leasing guidance or software which is subject to specific software revenue recognition guidance (see “Software” on page 70) on whether and/or how to separate multiple-deliverable arrangements into separate units of accounting (separability) and how to allocate the arrangement consideration among those separate units of accounting (allocation). For all other deliverables in multiple-deliverable arrangements, the guidance below is applied for separability and allocation. A multiple-deliverable arrangement is separated into more than one unit of accounting if the following criteria are met:

·                  The delivered item(s) has value to the client on a stand-alone basis; and

·                  If the arrangement includes a general right of return relative to the delivered item(s), delivery or performance of the undelivered item(s) is considered probable and substantially in the control of the company.

If these criteria are not met, the arrangement is accounted for as one unit of accounting which would result in revenue being recognized ratably over the contract term or being deferred until the earlier of when such criteria are met or when the last undelivered element is delivered. If these criteria are met for each element and there is a relative selling price for all units of accounting in an arrangement, the arrangement consideration is allocated to the separate units of accounting based on each unit’s relative selling price. The revenue policies described below are then applied to each unit of accounting, as applicable.

Services

The company’s primary services offerings include information technology (IT) datacenter and business process outsourcing, application management services, consulting and systems integration, technology infrastructure and system maintenance, Web hosting and the design and development of complex IT systems to a client’s specifications (design and build). These services are provided on a time-and-material basis, as a fixed-price contract or as a fixed-price per measure of output contract and the contract terms range from less than one year to over 10 years.

Revenue from IT datacenter and business process outsourcing contracts is recognized in the period the services are provided using either an objective measure of output or on a straight-line basis over the term of the contract. Under the output method, the amount of revenue recognized is based on the services delivered in the period.

Revenue from application management services, technology infrastructure and system maintenance and Web hosting contracts is recognized on a straight-line basis over the terms of the contracts. Revenue from time-and-material contracts is recognized as labor hours are delivered and direct expenses are incurred. Revenue related to extended warranty and product maintenance contracts is recognized on a straight-line basis over the delivery period.

Revenue from fixed-price design and build contracts is recognized under the percentage-of-completion (POC) method. Under the POC method, revenue is recognized based on the labor costs incurred to date as a percentage of the total estimated labor costs to fulfill the contract. If circumstances arise that change the original estimates of revenues, costs, or extent of progress toward completion, revisions to the estimates are made. These revisions may result in increases or decreases in estimated revenues or costs, and such revisions are reflected in income in the period in which the circumstances that gave rise to the revision become known by management.

The company performs ongoing profitability analyses of its services contracts accounted for under the POC method in order to determine whether the latest estimates of revenue, costs and profits require updating. If at any time these estimates indicate that the contract will be unprofitable, the entire estimated loss for the remainder of the contract is recorded immediately. For non-POC method service contracts, losses are recorded as incurred.

In some services contracts, the company bills the client prior to recognizing revenue from performing the services. Deferred income of  $7,195 million and  $7,066 million at December 31, 2010 and 2009, respectively, is included in the Consolidated Statement of Financial Position. In other services contracts, the company performs the services prior to billing the client. Unbilled accounts receivable of  $2,244 million and  $2,020 million at December 31, 2010 and 2009, respectively, is included in notes and accounts receivable-trade in the Consolidated Statement of Financial Position.

Billings usually occur in the month after the company performs the services or in accordance with specific contractual provisions. Unbilled receivables are expected to be billed within four months.

Hardware

The company’s hardware offerings include the sale or lease of system servers, storage solutions, retail store systems and the sale of semiconductors. The company provides warranties for its hardware products that range up to three years, with the majority being either one year or three years. The company also offers installation services for its more complex products.

Revenue from hardware sales and sales-type leases is recognized when risk of loss has transferred to the client and there are no unfulfilled company obligations that affect the client’s final acceptance of the arrangement. Any cost of standard warranties and remaining obligations that are inconsequential or perfunctory are accrued when the corresponding revenue is recognized. Revenue from extended warranty contracts, for which the company is obligated to perform, is recorded as deferred income and subsequently recognized on a straight-line basis over the delivery period. Revenue from rentals and operating leases is recognized on a straight-line basis over the term of the rental or lease.

Software

Revenue from perpetual (one-time charge) license software is recognized at the inception of the license term if all revenue recognition criteria have been met. Revenue from term (recurring license charge) license software is recognized on a subscription basis over the period that the client is entitled to use the license. Revenue from subscription and support, which includes unspecified upgrades on a when-and-if-available basis, is recognized on a straight-line basis over the period such items are delivered. In multiple-deliverable arrangements that include software that is more than incidental to the products or services as a whole (software multiple-deliverable arrangements), software and software-related elements are accounted for in accordance with software revenue-recognition guidance. Software-related elements include software products and services for which a software deliverable is essential to its functionality. Tangible products containing software components and non-software components that function together to deliver the tangible product’s essential functionality are no longer within the scope of software revenue-recognition guidance and are accounted for based on other applicable revenue-recognition guidance.

A software multiple-deliverable arrangement is separated into more than one unit of accounting if all of the following criteria are met:

·                  The functionality of the delivered element(s) is not dependent on the undelivered element(s);

·                  There is vendor-specific objective evidence (VSOE) of fair value of the undelivered element(s). VSOE of fair value is based on the price charged when the deliverable is sold separately by the company on a regular basis and not as part of the multiple-deliverable arrangement; and

·                  Delivery of the delivered element(s) represents the culmination of the earnings process for that element(s).

If any one of these criteria are not met, the arrangement is accounted for as one unit of accounting which would result in revenue being recognized ratably over the contract term or being deferred until the earlier of when such criteria are met or when the last undelivered element is delivered. If these criteria are met for each element and there is VSOE of fair value for all units of accounting in an arrangement, the arrangement consideration is allocated to the separate units of accounting based on each unit’s relative VSOE of fair value. There may be cases, however, in which there is VSOE of fair value of the undelivered item(s) but no such evidence for the delivered item(s). In these cases, the residual method is used to allocate the arrangement consideration. Under the residual method, the amount of consideration allocated to the delivered item(s) equals the total arrangement consideration less the aggregate VSOE of fair value of the undelivered elements.

The company’s multiple-deliverable arrangements may have a stand-alone software deliverable that is subject to the existing software revenue recognition guidance. The revenue for these multiple-deliverable arrangements is allocated to the software deliverable and the non-software deliverables based on the relative selling prices of all of the deliverables in the arrangement using the hierarchy: VSOE, third-party evidence (TPE) or best estimate of selling price (BESP). In the limited circumstances where the company cannot determine VSOE or TPE of the selling price for all of the deliverables in the arrangement, including the software deliverable, BESP is used for the purpose of performing this allocation.

Financing

Financing income attributable to sales-type leases, direct financing leases and loans is recognized on the accrual basis using the effective interest method. Operating lease income is recognized on a straight-line basis over the term of the lease.

Determination of Best Estimate of Selling Price

In certain limited instances, the company is not able to establish VSOE for all elements in a multiple-deliverable arrangement. When VSOE cannot be established, the company attempts to establish the selling price of each element based on TPE. TPE is determined based on competitor prices for similar deliverables when sold separately.

When the company is unable to establish selling price using VSOE or TPE, the company uses BESP in its allocation of arrangement consideration. The objective of BESP is to determine the price at which the company would transact a sale if the product or service were sold on a stand-alone basis. Due to the fact that the company sells its products and services on a stand-alone basis, and therefore has established VSOE for its products and services offerings, the company expects to use BESP to determine the relative selling price for a product or service in a multiple-deliverable arrangement on an infrequent basis. An example of when BESP would be used is when the company sells a new product, for which VSOE and TPE does not yet exist, in a multiple-deliverable arrangement prior to selling the new product on a stand-alone basis. During the full year 2010, BESP was used in 20 transactions and the effects of its use were immaterial.

The company determines BESP by considering multiple factors including, but not limited to, overall market conditions, including geographic or regional specific market factors, competitive positioning, competitor actions, internal costs, profit objectives and pricing practices. The determination of BESP is a formal process that includes review and approval by the company’s management. In addition, the company regularly reviews VSOE and TPE for its products and services, in addition to BESP.

Services Costs

Recurring operating costs for services contracts, including costs related to bid and proposal activities, are recognized as incurred. For fixed-price design and build contracts, the costs of external hardware and software accounted for under the POC method are deferred and recognized based on the labor costs incurred to date, as a percentage of the total estimated labor costs to fulfill the contract. Certain eligible, nonrecurring costs incurred in the initial phases of outsourcing contracts are deferred and subsequently amortized. These costs consist of transition and setup costs related to the installation of systems and processes and are amortized on a straight-line basis over the expected period of benefit, not to exceed the term of the contract. Additionally, fixed assets associated with outsourcing contracts are capitalized and depreciated on a straight-line basis over the expected useful life of the asset. If an asset is contract specific, then the depreciation period is the shorter of the useful life of the asset or the contract term. Amounts paid to clients in excess of the fair value of acquired assets used in outsourcing arrangements are deferred and amortized on a straight-line basis as a reduction of revenue over the expected period of benefit not to exceed the term of the contract.  The company performs periodic reviews to assess the recoverability of deferred contract transition and setup costs. This review is done by comparing the estimated minimum remaining undiscounted cash flows of a contract to the unamortized contract costs. If such minimum undiscounted cash flows are not sufficient to recover the unamortized costs, a loss is recognized.

Deferred services transition and setup costs were  $2,614 million and  $2,432 million at December 31, 2010 and 2009, respectively. Amortization expense of deferred services transition and setup costs is estimated at December 31, 2010 to be  $800 million in 2011,  $627 million in 2012,  $512 million in 2013,  $323 million in 2014 and  $352 million thereafter.

Deferred amounts paid to clients in excess of the fair value of acquired assets used in outsourcing arrangements were  $78 million and  $72 million at December 31, 2010 and 2009, respectively. Amortization of deferred amounts paid to clients in excess of the fair value of acquired assets is recorded as an offset of revenue and is estimated at December 31, 2010 to be  $35 million in 2011,  $19 million in 2012,  $11 million in 2013,  $9 million in 2014 and  $3 million thereafter. In situations in which an outsourcing contract is terminated, the terms of the contract may require the client to reimburse the company for the recovery of unbilled accounts receivable, unamortized deferred costs incurred to purchase specific assets utilized in the delivery of services and to pay any additional costs incurred by the company to transition the services.

Software Costs

Costs that are related to the conceptual formulation and design of licensed software programs are expensed as incurred to research, development and engineering expense; costs that are incurred to produce the finished product after technological feasibility has been established are capitalized as an intangible asset. Capitalized amounts are amortized on a straight-line basis over periods ranging up to three years. The company performs periodic reviews to ensure that unamortized program costs remain recoverable from future revenue. Costs to support or service licensed programs are charged to software cost as incurred.

The company capitalizes certain costs that are incurred to purchase or to create and implement internal-use software programs, which include software coding, installation, testing and certain data conversions. These capitalized costs are amortized on a straight-line basis over two years and are recorded in selling, general and administrative expense. See note J, “Intangible Assets Including Goodwill,” on pages 93 to 94.

Product Warranties

The company offers warranties for its hardware products that range up to three years, with the majority being either one or three years. Estimated costs for warranty terms standard to the deliverable are recognized when revenue is recorded for the related deliverable. The company estimates its warranty costs standard to the deliverable based on historical warranty claim experience and applies this estimate to the revenue stream for products under warranty. Estimated future costs for warranties applicable to revenue recognized in the current period are charged to cost of revenue. The warranty accrual is reviewed quarterly to verify that it properly reflects the remaining obligation based on the anticipated expenditures over the balance of the obligation period. Adjustments are made when actual warranty claim experience differs from estimates. Costs from fixed-price support or maintenance contracts, including extended warranty contracts, are recognized as incurred.

Revenue from separately priced extended warranty contracts is recorded as deferred income and subsequently recognized on a straight-line basis over the delivery period. Changes in the company’s deferred income for extended warranty contracts and warranty liability for standard warranties, which are included in other accrued expenses and liabilities and other liabilities in the Consolidated Statement of Financial Position, are presented in the following tables:

Standard Warranty Liability

( $ in millions)

	2010	2009
Balance at January 1	$316	$358
Current period accruals	407	374
Accrual adjustments to reflect actual experience	69	(11)
Charges incurred	(418)	(406)
Balance at December 31	$375	$316

Extended Warranty Liability

( $ in millions)

	2010	2009
Aggregate deferred revenue at January 1	$665	$589
Revenue deferred for new extended warranty contracts	329	283
Amortization of deferred revenue	(301)	(226)
Other*	(22)	18
Balance at December 31	$670	$665
Current portion	$315	$310
Noncurrent portion	355	355
Balance at December 31	$670	$665

* Other consists primarily of foreign currency translation adjustments.

Shipping and Handling

Costs related to shipping and handling are recognized as incurred and included in cost in the Consolidated Statement of Earnings.

Expense and Other Income

Selling, General and Administrative

Selling, general and administrative (SG&A) expense is charged to income as incurred. Expenses of promoting and selling products and services are classified as selling expense and include such items as compensation, advertising, sales commissions and travel. General and administrative expense includes such items as compensation, office supplies, non-income taxes, insurance and office rental. In addition, general and administrative expense includes other operating items such as an allowance for credit losses, workforce accruals for contractually obligated payments to employees terminated in the ongoing course of business, acquisition costs related to business combinations, amortization of certain intangible assets and environmental remediation costs.

Advertising and Promotional Expense

The company expenses advertising and promotional costs when incurred. Cooperative advertising reimbursements from vendors are recorded net of advertising and promotional expense in the period in which the related advertising and promotional expense is incurred. Advertising and promotional expense, which includes media, agency and promotional expense, was  $1,337 million,  $1,255 million and  $1,259 million in 2010, 2009 and 2008, respectively, and is recorded in SG&A expense in the Consolidated Statement of Earnings.

Research, Development and Engineering

Research, development and engineering (RD&E) costs are expensed as incurred. Software costs that are incurred to produce the finished product after technological feasibility has been established are capitalized as an intangible asset. See “Software Costs” on page 71.

Intellectual Property and Custom Development Income

The company licenses and sells the rights to certain of its intellectual property (IP) including internally developed patents, trade secrets and technological know-how. Certain IP transactions to third parties are licensing/royalty-based and others are transaction-based sales and other transfers. Licensing/royalty-based fees involve transfers in which the company earns the income over time, or the amount of income is not fixed or determinable until the licensee sells future related products (i.e., variable royalty, based upon licensee’s revenue). Sales and other transfers typically include transfers of IP whereby the company has fulfilled its obligations and the fee received is fixed or determinable at the transfer date. The company also enters into cross-licensing arrangements of patents, and income from these arrangements is recorded only to the extent cash is received. Furthermore, the company earns income from certain custom development projects for strategic technology partners and specific clients. The company records the income from these projects when the fee is realized or realizable and earned, is not refundable and is not dependent upon the success of the project.

Other (Income) and Expense

Other (income) and expense includes interest income (other than from Global Financing external business transactions), gains and losses on certain derivative instruments, gains and losses from securities and other investments, gains and losses from certain real estate transactions, foreign currency transaction gains and losses, gains and losses from the sale of businesses and amounts related to accretion of asset retirement obligations.

Business Combinations and Intangible Assets Including Goodwill

The company accounts for business combinations using the acquisition method and accordingly, the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree are recorded at their acquisition date fair values. Goodwill represents the excess of the purchase price over the fair value of net assets, including the amount assigned to identifiable intangible assets. The primary drivers that generate goodwill are the value of synergies between the acquired entities and the company and the acquired assembled workforce, neither of which qualifies as an identifiable intangible asset. Identifiable intangible assets with finite lives are amortized over their useful lives. Amortization of completed technology is recorded in cost and amortization of all other intangible assets is recorded in SG&A expense. See note C, “Acquisitions/Divestitures,” on pages 81 to 86 and note J, “Intangible Assets Including Goodwill,” on pages 93 and 94, for additional information. Acquisition-related costs, including advisory, legal, accounting, valuation and other costs, are expensed in the periods in which the costs are incurred. The results of operations of acquired businesses are included in the Consolidated Financial Statements from the acquisition date.

Impairment

Long-lived assets, other than goodwill, are tested for impairment based on undiscounted cash flows and, if impaired, written down to fair value based on either discounted cash flows or appraised values. Goodwill is tested annually, in the fourth quarter, for impairment, or sooner when circumstances indicate an impairment may exist, using a fair-value approach at the reporting unit level. A reporting unit is the operating segment, or a business, which is one level below that operating segment (the “component” level) if discrete financial information is prepared and regularly reviewed by management at the segment level. Components are aggregated as a single reporting unit if they have similar economic characteristics.

Depreciation and Amortization

Plant, rental machines and other property are carried at cost and depreciated over their estimated useful lives using the straight-line method. The estimated useful lives of certain depreciable assets are as follows: buildings, 30 to 50 years; building equipment, 10 to 20 years; land improvements, 20 years; plant, laboratory and office equipment, 2 to 20 years; and computer equipment, 1.5 to 5 years. Leasehold improvements are amortized over the shorter of their estimated useful lives or the related lease term, rarely exceeding 25 years.

Capitalized software costs incurred or acquired after technological feasibility has been established are amortized over periods ranging up to 3 years. Capitalized costs for internal-use software are amortized on a straight-line basis over periods up to 2 years. (See “Software Costs” on page 71 for additional information). Other intangible assets are amortized over periods between 2 and 7 years.

Environmental

The cost of internal environmental protection programs that are preventative in nature are expensed as incurred. When a cleanup program becomes likely, and it is probable that the company will incur cleanup costs and those costs can be reasonably estimated, the company accrues remediation costs for known environmental liabilities. The company’s maximum exposure for all environmental liabilities cannot be estimated and no amounts are recorded for environmental liabilities that are not probable or estimable.

Asset Retirement Obligations

Asset retirement obligations (ARO) are legal obligations associated with the retirement of long-lived assets. These liabilities are initially recorded at fair value and the related asset retirement costs are capitalized by increasing the carrying amount of the related assets by the same amount as the liability. Asset retirement costs are subsequently depreciated over the useful lives of the related assets. Subsequent to initial recognition, the company records period-to-period changes in the ARO liability resulting from the passage of time in interest expense and revisions to either the timing or the amount of the original expected cash flows to the related assets.

Defined Benefit Pension and Nonpension Postretirement Benefit Plans

The funded status of the company’s defined benefit pension plans and nonpension postretirement benefit plans (retirement-related benefit plans) is recognized in the Consolidated Statement of Financial Position. The funded status is measured as the difference between the fair value of plan assets and the benefit obligation at December 31, the measurement date. For defined benefit pension plans, the benefit obligation is the projected benefit obligation (PBO), which represents the actuarial present value of benefits expected to be paid upon retirement based on estimated future compensation levels. For the nonpension postretirement benefit plans, the benefit obligation is the accumulated postretirement benefit obligation (APBO), which represents the actuarial present value of postretirement benefits attributed to employee services already rendered. The fair value of plan assets represents the current market value of cumulative company and participant contributions made to an irrevocable trust fund, held for the sole benefit of participants, which are invested by the trust fund. Overfunded plans, with the fair value of plan assets exceeding the benefit obligation, are aggregated and recorded as a prepaid pension asset equal to this excess. Underfunded plans, with the benefit obligation exceeding the fair value of plan assets, are aggregated and recorded as a retirement and nonpension postretirement benefit obligation equal to this excess.

The current portion of the retirement and nonpension postretirement benefit obligations represents the actuarial present value of benefits payable in the next 12 months exceeding the fair value of plan assets, measured on a plan-by-plan basis. This obligation is recorded in compensation and benefits in the Consolidated Statement of Financial Position.

Net periodic pension and nonpension postretirement benefit cost/(income) is recorded in the Consolidated Statement of Earnings and includes service cost, interest cost, expected return on plan assets, amortization of prior service costs/(credits) and (gains)/losses previously recognized as a component of other comprehensive income/(loss) and amortization of the net transition asset remaining in accumulated other comprehensive income/(loss). Service cost represents the actuarial present value of participant benefits earned in the current year. Interest cost represents the time value of money cost associated with the passage of time. Certain events, such as changes in employee base, plan amendments and changes in actuarial assumptions, result in a change in the benefit obligation and the corresponding change in other comprehensive income/(loss). The result of these events is amortized as a component of net periodic cost/(income) over the service lives or life expectancy of the participants, depending on the plan, provided such amounts exceed thresholds which are based upon the benefit obligation or the value of plan assets. Net periodic cost/(income) is recorded in cost, SG&A and RD&E in the Consolidated Statement of Earnings based on the employees’ respective function.

(Gains)/losses and prior service costs/(credits) not recognized as a component of net periodic cost/(income) in the Consolidated Statement of Earnings as they arise are recognized as a component of accumulated other comprehensive income/(loss) in the Consolidated Statement of Changes in Equity, net of tax. Those (gains)/losses and prior service costs/(credits) are subsequently recognized as a component of net periodic cost/(income) pursuant to the recognition and amortization provisions of applicable accounting guidance. (Gains)/losses arise as a result of differences between actual experience and assumptions or as a result of changes in actuarial assumptions. Prior service costs/(credits) represent the cost of benefit improvements attributable to prior service granted in plan amendments.

The measurement of benefit obligations and net periodic cost/(income) is based on estimates and assumptions approved by the company’s management. These valuations reflect the terms of the plans and use participant-specific information such as compensation, age and years of service, as well as certain assumptions, including estimates of discount rates, expected return on plan assets, rate of compensation increases, interest crediting rates and mortality rates.

Defined Contribution Plans

The company records expense for defined contribution plans for the company’s contribution when the employee renders service to the company, essentially coinciding with the cash contributions to the plans. The expense is recorded in cost, SG&A and RD&E in the Consolidated Statement of Earnings based on the employees’ respective function.

Stock-Based Compensation

Stock-based compensation represents the cost related to stock-based awards granted to employees. The company measures stock-based compensation cost at grant date, based on the estimated fair value of the award and recognizes the cost on a straight-line basis (net of estimated forfeitures) over the employee requisite service period. The company estimates the fair value of stock options using a Black-Scholes valuation model. The company also grants its employees Restricted Stock Units (RSUs), including Retention Restricted Stock Units (RRSUs), or Performance Share Units (PSUs). RSUs are stock awards granted to employees that entitle the holder to shares of common stock as the award vests, typically over a one-to five-year period. The fair value of the awards is determined and fixed on the grant date based on the company’s stock price, adjusted for the exclusion of dividend equivalents. All stock-based compensation cost is recorded in cost, SG&A, and RD&E in the Consolidated Statement of Earnings based on the employees’ respective function.

The company records deferred tax assets for awards that result in deductions on the company’s income tax returns, based on the amount of compensation cost recognized and the statutory tax rate in the jurisdiction in which it will receive a deduction. Differences between the deferred tax assets recognized for financial reporting purposes and the actual tax deduction reported on the income tax return are recorded in additional paid-in capital (if the tax deduction exceeds the deferred tax asset) or in the Consolidated Statement of Earnings (if the deferred tax asset exceeds the tax deduction and no additional paid-in capital exists from previous awards). See note T, “Stock-Based Compensation,” on pages 109 to 112 for additional information.

Income Taxes

Income tax expense is based on reported income before income taxes. Deferred income taxes reflect the tax effect of temporary differences between asset and liability amounts that are recognized for financial reporting purposes and the amounts that are recognized for income tax purposes. These deferred taxes are measured by applying currently enacted tax laws. Valuation allowances are recognized to reduce deferred tax assets to the amount that will more likely than not be realized. In assessing the need for a valuation allowance, management considers all available evidence for each jurisdiction including past operating results, estimates of future taxable income and the feasibility of ongoing tax planning strategies. When the company changes its determination as to the amount of deferred tax assets that can be realized, the valuation allowance is adjusted with a corresponding impact to income tax expense in the period in which such determination is made.

The company recognizes tax liabilities when, despite the company’s belief that its tax return positions are supportable, the company believes that certain positions may not be fully sustained upon review by tax authorities. Benefits from tax positions are measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. The current portion of tax liabilities is included in taxes and the noncurrent portion of tax liabilities is included in other liabilities in the Consolidated Statement of Financial Position. To the extent that new information becomes available which causes the company to change its judgment regarding the adequacy of existing tax liabilities, such changes to tax liabilities will impact income tax expense in the period in which such determination is made. Interest and penalties, if any, related to accrued liabilities for potential tax assessments are included in income tax expense.

Translation of Non-U.S. Currency Amounts

Assets and liabilities of non-U.S. subsidiaries that have a local functional currency are translated to United States (U.S.) dollars at year-end exchange rates. Translation adjustments are recorded in accumulated other comprehensive income/(loss) in the Consolidated Statement of Changes in Equity. Income and expense items are translated at weighted-average rates of exchange prevailing during the year.

Inventories, plant, rental machines and other property—net and other non-monetary assets and liabilities of non-U.S. subsidiaries and branches that operate in U.S. dollars are translated at the approximate exchange rates prevailing when the company acquired the assets or liabilities. All other assets and liabilities denominated in a currency other than U.S. dollars are translated at year-end exchange rates with the transaction gain or loss recognized in other (income) and expense. Cost of sales and depreciation are translated at historical exchange rates. All other income and expense items are translated at the weighted-average rates of exchange prevailing during the year. These translation gains and losses are included in net income for the period in which exchange rates change.

Derivative Financial Instruments

All derivatives are recognized in the Consolidated Statement of Financial Position at fair value and are reported in prepaid expenses and other current assets, investments and sundry assets, other accrued expenses and liabilities or other liabilities. Classification of each derivative as current or noncurrent is based upon whether the maturity of the instrument is less than or greater than 12 months. To qualify for hedge accounting, the instruments must be effective in reducing the risk exposure that they are designated to hedge. For instruments that hedge cash flows, hedge effectiveness criteria also require that it be probable that the underlying transaction will occur. Instruments that meet established accounting criteria are formally designated as hedges. These criteria demonstrate that the derivative is expected to be highly effective at offsetting changes in fair value or cash flows of the underlying exposure both at inception of the hedging relationship and on an ongoing basis. The method of assessing hedge effectiveness and measuring hedge ineffectiveness is formally documented at hedge inception. The company assesses hedge effectiveness and measures hedge ineffectiveness at least quarterly throughout the designated hedge period.

Where the company applies hedge accounting, the company designates each derivative as a hedge of: (1) the fair value of a recognized financial asset or liability or of an unrecognized firm commitment (fair value hedge); (2) the variability of anticipated cash flows of a forecasted transaction or the cash flows to be received or paid related to a recognized financial asset or liability (cash flow hedge); or (3) a hedge of a long-term investment (net investment hedge) in a foreign operation. In addition, the company may enter into derivative contracts that economically hedge certain of its risks, even though hedge accounting does not apply or the company elects not to apply hedge accounting. In these cases, there exists a natural hedging relationship in which changes in the fair value of the derivative, which are recognized currently in net income, act as an economic offset to changes in the fair value of the underlying hedged item(s).

Changes in the fair value of a derivative that is designated as a fair value hedge, along with offsetting changes in the fair value of the underlying hedged exposure, are recorded in earnings each period. For hedges of interest rate risk, the fair value adjustments are recorded as adjustments to interest expense and cost of financing in the Consolidated Statement of Earnings. For hedges of currency risk associated with recorded financial assets or liabilities, derivative fair value adjustments are recognized in other (income) and expense in the Consolidated Statement of Earnings. Changes in the fair value of a derivative that is designated as a cash flow hedge are recorded, net of applicable taxes, in accumulated other comprehensive income/(loss), a component of equity. When net income is affected by the variability of the underlying cash flow, the applicable offsetting amount of the gain or loss from the derivative that is deferred in equity is released to net income and reported in interest expense, cost, SG&A expense or other (income) and expense in the Consolidated Statement of Earnings based on the nature of the underlying cash flow hedged. Effectiveness for net investment hedging derivatives is measured on a spot-to-spot basis. The effective portion of changes in the fair value of net investment hedging derivatives and other non-derivative financial instruments designated as net investment hedges are recorded as foreign currency translation adjustments, net of applicable taxes, in accumulated other comprehensive income/(loss) in the Consolidated Statement of Changes in Equity. Changes in the fair value of the portion of a net investment hedging derivative excluded from the effectiveness assessment are recorded in interest expense.

If the underlying hedged item ceases to exist, all changes in the fair value of the derivative are included in net income each period until the instrument matures. When the derivative transaction ceases to exist, a hedged asset or liability is no longer adjusted for changes in its fair value except as required under other relevant accounting standards. Derivatives that are not designated as hedges, as well as changes in the fair value of derivatives that do not effectively offset changes in the fair value of the underlying hedged item throughout the designated hedge period (collectively, “ineffectiveness”), are recorded in net income each period and are reported in other (income) and expense.

The company reports cash flows arising from derivative financial instruments designated as fair value or cash flow hedges consistent with the classification of cash flows from the underlying hedged items that these derivatives are hedging. Accordingly, the cash flows associated with derivatives designated as fair value or cash flow hedges are classified in cash flows from operating activities in the Consolidated Statement of Cash Flows. Cash flows from derivatives designated as net investment hedges and derivatives that do not qualify as hedges are reported in cash flows from investing activities. For currency swaps designated as hedges of foreign currency denominated debt (included in the company’s debt risk management program as addressed in note L, “Derivative Financial Instruments,” on pages 96 through 101), cash flows directly associated with the settlement of the principal element of these swaps are reported in payments to settle debt in cash flows from financing activities in the Consolidated Statement of Cash Flows.

Financial Instruments

In determining the fair value of its financial instruments, the company uses a variety of methods and assumptions that are based on market conditions and risks existing at each balance sheet date. Refer to note E, “Financial Instruments (Excluding Derivatives),” on pages 88 and 89 for further information. All methods of assessing fair value result in a general approximation of value, and such value may never actually be realized.

Fair Value Measurement

Exit prices are used to measure assets and liabilities that fall within the scope of the fair value measurements guidance. Under this guidance, the company is required to classify certain assets and liabilities based on the following fair value hierarchy:

·                  Level 1—Quoted prices in active markets that are unadjusted and accessible at the measurement date for identical, unrestricted assets or liabilities;

·                  Level 2—Quoted prices for identical assets and liabilities in markets that are not active, quoted prices for similar assets and liabilities in active markets or financial instruments for which significant inputs are observable, either directly or indirectly; and

·                  Level 3—Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The guidance requires the use of observable market data if such data is available without undue cost and effort.

When available, the company uses unadjusted quoted market prices to measure the fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon internally developed models that use current market-based or independently sourced market parameters such as interest rates and currency rates. Items valued using internally generated models are classified according to the lowest level input or value driver that is significant to the valuation.

The determination of fair value considers various factors including interest rate yield curves and time value underlying the financial instruments. For derivatives and debt securities, the company uses a discounted cash flow analysis using discount rates commensurate with the duration of the instrument.

In determining the fair value of financial instruments, the company considers certain market valuation adjustments to the “base valuations” calculated using the methodologies described below for several parameters that market participants would consider in determining fair value:

·                  Counterparty credit risk adjustments are applied to financial instruments, taking into account the actual credit risk of a counterparty as observed in the credit default swap market to determine the true fair value of such an instrument.

·                  Credit risk adjustments are applied to reflect the company’s own credit risk when valuing all liabilities measured at fair value. The methodology is consistent with that applied in developing counterparty credit risk adjustments, but incorporates the company’s own credit risk as observed in the credit default swap market.

As an example, the fair value of derivatives is derived by a discounted cash flow model using observable market inputs such as known notional value amounts, yield curves, spot and forward exchange rates as well as discount rates. These inputs relate to liquid, heavily traded currencies with active markets which are available for the full term of the derivative.

Certain financial assets are measured at fair value on a non-recurring basis. These assets include equity method investments that are recognized at fair value at the end of the period to the extent that they are deemed to be other-than-temporarily impaired. Certain assets that are measured at fair value on a recurring basis can be subject to nonrecurring fair value measurements. These assets include public cost method investments that are deemed to be other-than-temporarily impaired. In the event of an other-than-temporary impairment of a financial instrument, fair value is measured using a model described above.

Accounting guidance permits the measurement of eligible financial assets, financial liabilities and firm commitments at fair value, on an instrument-by-instrument basis, that are otherwise not permitted to be accounted for at fair value under other accounting standards. This election is irrevocable. The company does not apply the fair value option to any eligible assets or liabilities.

Cash Equivalents

All highly liquid investments with maturities of three months or less at the date of purchase are considered to be cash equivalents.

Marketable Securities

Debt securities included in current assets represent securities that are expected to be realized in cash within one year of the balance sheet date. Long-term debt securities that are not expected to be realized in cash within one year and alliance equity securities are included in investments and sundry assets. Debt and marketable equity securities are considered available for sale and are reported at fair value with unrealized gains and losses, net of applicable taxes, recorded in accumulated other comprehensive income/(loss), a component of equity. The realized gains and losses for available-for-sale securities are included in other (income) and expense in the Consolidated Statement of Earnings. Realized gains and losses are calculated based on the specific identification method.

In determining whether an other-than-temporary decline in market value has occurred, the company considers the duration that, and extent to which, the fair value of the investment is below its cost, the financial condition and near-term prospects of the issuer or underlying collateral of a security; and the company’s intent and ability to retain the security in order to allow for an anticipated recovery in fair value. Other-than-temporary declines in fair value from amortized cost for available-for-sale equity and debt securities that the company intends to sell or would more-likely-than-not be required to sell before the expected recovery of the amortized cost basis are charged to other (income) and expense in the period in which the loss occurs. For debt securities that the company has no intent to sell and believes that it more-likely-than-not will not be required to sell prior to recovery, only the credit loss component of the impairment is recognized in other (income) and expense, while the remaining loss is recognized in other comprehensive income/(loss). The credit loss component recognized in other (income) and expense is identified as the amount of the principal cash flows not expected to be received over the remaining term of the debt security as projected using the company’s cash flow projections.

Inventories

Raw materials, work in process and finished goods are stated at the lower of average cost or market. Cash flows related to the sale of inventories are reflected in net cash from operating activities in the Consolidated Statement of Cash Flows.

Allowance for Credit Losses

Receivables are recorded concurrent with billing and shipment of a product and/or delivery of a service to customers. A reasonable estimate of probable net losses on the value of customer receivables is recognized by establishing an Allowance for Credit Losses.

Notes and Accounts Receivable—Trade

An allowance for uncollectible trade receivables is estimated based on a combination of write-off history, aging analysis and any specific, known troubled accounts.

Financing Receivables

Financing receivables include sales-type leases, direct financing leases and loans. Leases are accounted for in accordance with lease accounting standards. Loan receivables are financial assets recorded at amortized cost which approximates fair value. Financing income is recognized on the accrual basis using the effective interest method. Estimates of fair value are based on discounted future cash flows using current interest rates offered for similar loans to clients with similar credit ratings for the same remaining maturities. The company determines its allowances for credit losses on financing receivables based on two portfolio segments: lease receivables and loan receivables (see note G, “Financing Receivables,” on pages 90 to 92). The company further segments the portfolio via two classes: major markets and growth markets.

When calculating the allowances, the company considers its ability to mitigate a potential loss by repossessing leased equipment and by considering the current fair market value of any other collateral. The value of the equipment is the net realizable value. The allowance for credit losses for capital leases, installment sales and customer loans includes an assessment of the entire balance of the capital lease or loan, including amounts not yet due. The methodologies that the company uses to calculate its receivables reserves, which are applied consistently to its different portfolios, are as follows:

Individually Evaluated—The company reviews all financing receivables considered at risk on a quarterly basis. The review primarily consists of an analysis based upon current information available about the client, such as financial statements, news reports, published credit ratings, current market-implied credit analysis, as well as the current economic environment, collateral net of repossession cost and prior collection history. For loans that are collateral dependent, impairment is measured using the fair value of the collateral when foreclosure is probable. Using this information, the company determines the expected cash flow for the receivable and calculates an estimate of the potential loss and the probability of loss. For those accounts in which the loss is probable, the company records a specific reserve.

Collectively Evaluated—The company records an unallocated reserve that is calculated by applying a reserve rate to its different portfolios, excluding accounts that have been specifically reserved. This reserve rate is based upon credit rating, probability of default, term, characteristics (lease/loan), and loss history. Factors that could result in actual receivable losses that are materially different from the estimated reserve include sharp changes in the economy, or a significant change in the economic health of a particular client that represents a concentration in the company’s receivables portfolio.

Other Credit Related Policies

Non-Accrual—Certain receivables for which the company has recorded a specific reserve may also be placed on non-accrual status. Non-accrual assets are those receivables (impaired loans or non-performing leases) with specific reserves and other accounts for which it is likely that the company will be unable to collect all amounts due according to original terms of the lease or loan agreement. Income recognition is discontinued on these receivables. Cash collections are first applied as a reduction to principal outstanding. Any cash received in excess of principal payments outstanding is recognized as interest income. Receivables may be removed from non-accrual status, if appropriate, based upon changes in client circumstances.

Write Off—Receivable losses are charged against the allowance when management believes the uncollectibility of the receivable is confirmed. Subsequent recoveries, if any, are credited to the allowance.

Past Due—The company views receivables as past due when payment has not been received after 90 days, measured from the original billing date.

Impaired Loans—As stated above, the company evaluates all financing receivables considered at-risk, including loans, for impairment on a quarterly basis. The company considers any loan with an individually evaluated reserve as an impaired loan. Depending on the level of impairment, loans will also be placed on non-accrual status as appropriate (see Non-Accrual discussion above). Global Financing’s client loans are primarily for software and services and are unsecured. These loans are subjected to credit analysis to evaluate the associated risk and, when deemed necessary, actions are taken to mitigate risks in the loan agreements which include covenants to protect against credit deterioration during the life of the obligation.

Estimated Residual Values of Lease Assets

The recorded residual values of the company’s lease assets are estimated at the inception of the lease to be the expected fair value of the assets at the end of the lease term. The company periodically reassesses the realizable value of its lease residual values. Any anticipated increases in specific future residual values are not recognized before realization through remarketing efforts. Anticipated decreases in specific future residual values that are considered to be other-than-temporary are recognized immediately upon identification and are recorded as an adjustment to the residual-value estimate. For sales-type and direct-financing leases, this reduction lowers the recorded net investment and is recognized as a loss charged to financing income in the period in which the estimate is changed, as well as an adjustment to unearned income to reduce future-period financing income.

Common Stock

Common stock refers to the  $.20 par value per share capital stock as designated in the company’s Certificate of Incorporation. Treasury stock is accounted for using the cost method. When treasury stock is reissued, the value is computed and recorded using a weighted-average basis.

Earnings Per Share of Common Stock

Earnings per share (EPS) is computed using the two-class method. The two-class method determines EPS for each class of common stock and participating securities according to dividends and dividend equivalents and their respective participation rights in undistributed earnings. Basic EPS of common stock is computed by dividing net income by the weighted-average number of common shares outstanding for the period. Diluted EPS of common stock is computed on the basis of the weighted-average number of shares of common stock plus the effect of dilutive potential common shares outstanding during the period using the treasury stock method. Dilutive potential common shares include outstanding stock options, stock awards and convertible notes. See note R, “Earnings Per Share of Common Stock,” on page 108 for additional information.

Accounting Changes	12 Months Ended
Dec. 31, 2010
Accounting Changes
Accounting Changes

Note B.

Accounting Changes

New Standards to be Implemented

In December 2010, the Financial Accounting Standards Board (FASB) issued amended guidance to clarify the acquisition date that should be used for reporting pro-forma financial information for business combinations. If comparative financial statements are presented, the pro-forma revenue and earnings of the combined entity for the comparable prior reporting period should be reported as though the acquisition date for all business combinations that occurred during the current year had been completed as of the beginning of the comparable prior annual reporting period. The amendments in this guidance are effective prospectively for business combinations for which the acquisition date is on or after January 1, 2011. There will be no impact in the consolidated financial results as the amendments relate only to additional disclosures.

In December 2010, the FASB issued amendments to the guidance on goodwill impairment testing. The amendments modify Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In making that determination, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. The amendments are effective for fiscal years and interim periods beginning January 1, 2011 and are not expected to have a material impact in the Consolidated Financial Statements.

Standards Implemented

In July 2010, the FASB issued amendments to the disclosure requirements about the credit quality of financing receivables and the allowance for credit losses. The purpose of the additional disclosures is to enable users of financial statements to better understand the nature of credit risk inherent in an entity’s portfolio of financing receivables and how that risk is analyzed. For end-of-period balances, the new disclosures are required to be made in all interim and annual periods ending on or after December 15, 2010. See Note G, “Financing Receivables,” on pages 90 to 92 and Note A, “Significant Accounting Policies,” on page 78 for the company’s disclosures. For activity during a reporting period, the disclosures are required to be included in all interim and annual periods after January 1, 2011. In January 2011, the FASB issued an amendment deferring the disclosures regarding troubled debt restructurings until such time as new guidance on this topic is issued. These changes did not have an impact in the consolidated financial results as this guidance only relates to additional disclosures.

In January 2010, the FASB issued additional disclosure requirements for fair value measurements. According to the guidance, the fair value hierarchy disclosures should be disaggregated by class of assets and liabilities. A class is often a subset of assets or liabilities within a line item in the statement of financial position. In addition, significant transfers between Levels 1 and 2 of the fair value hierarchy are required to be disclosed. These additional requirements became effective January 1, 2010 for quarterly and annual reporting. These amendments did not have an impact in the consolidated financial results as this guidance relates only to additional disclosures. See Note D, “Fair Value,” on pages 86 and 87 for the company’s disclosures. The guidance also requires more detailed disclosures of the changes in Level 3 instruments. These changes became effective January 1, 2011 and are not expected to have an impact in the consolidated financial results as they relate only to additional disclosures.

In October 2009, the FASB issued amended revenue recognition guidance for arrangements with multiple deliverables. The new guidance requires the use of management’s BESP for the deliverables in an arrangement when VSOE, vendor objective evidence (VOE) or TPE of the selling price is not available. In addition, excluding specific software revenue recognition guidance, the residual method of allocating arrangement consideration is no longer permitted, and an entity is required to allocate arrangement consideration using the relative selling price method. In accordance with the guidance, the company elected to early adopt its provisions as of January 1, 2010 on a prospective basis for all new or materially modified arrangements entered into on or after that date. The adoption of this guidance did not have a material impact in the Consolidated Financial Statements.

Also, in October 2009, the FASB issued guidance which amended the scope of existing software revenue recognition guidance. Tangible products containing software components and non-software components that function together to deliver the tangible product’s essential functionality are no longer within the scope of software revenue recognition guidance and are accounted for based on other applicable revenue recognition guidance. In addition, the amendments require that hardware components of a tangible product containing software components are always excluded from the software revenue recognition guidance. This guidance must be adopted in the same period that the company adopts the amended guidance for arrangements with multiple deliverables described in the preceding paragraph. Therefore, the company elected to early adopt this guidance as of January 1, 2010 on a prospective basis for all new or materially modified arrangements entered into on or after that date. The adoption of this guidance did not have a material impact in the Consolidated Financial Statements.

For transactions entered into prior to January 1, 2010, the company recognized revenue based on established revenue recognition guidance as it related to the elements within the arrangement. For the vast majority of the company’s arrangements involving multiple deliverables, the fee from the arrangement was allocated to each respective element based on its relative fair value, using VSOE. In the limited circumstances when the company was not able to determine VSOE for all of the elements of the arrangement, but was able to obtain VSOE for any undelivered elements, revenue was allocated using the residual method. Under the residual method, the amount of revenue allocated to delivered elements equaled the total arrangement consideration less the aggregate fair value of any undelivered elements, and no revenue was recognized until all elements without VSOE had been delivered. If VSOE of any undelivered items did not exist, revenue from the entire arrangement was initially deferred and recognized at the earlier of: (i) delivery of those elements for which VSOE did not exist or (ii) when VSOE was established. The residual method and recognition of revenue on a ratable basis were generally used in circumstances where VSOE, as applicable, was unavailable.

If the new amended accounting standards for multiple-deliverable arrangements and the changes to the scope of existing software revenue recognition guidance were applied to transactions in the year ended December 31, 2009, it would not have resulted in a material change to the company’s reported revenue for that fiscal year.

In addition, there would not have been a material impact to revenue, as reported for the year ended December 31, 2010, if the transactions entered into or materially modified on or after January 1, 2010 were subject to the previous accounting guidance. In terms of the timing and pattern of revenue recognition, the new accounting guidance for revenue recognition is not expected to have a material impact on revenue in future periods.

In June 2009, the FASB issued amendments to the accounting rules for variable interest entities (VIEs). The new guidance eliminates the quantitative approach previously required for determining the primary beneficiary of a variable interest entity and requires ongoing qualitative reassessments of whether an enterprise is the primary beneficiary. The company adopted these amendments for the interim and annual reporting periods beginning on January 1, 2010. The adoption of these amendments did not have a material impact in the Consolidated Financial Statements.

In September 2009, the FASB issued amended guidance concerning fair value measurements of investments in certain entities that calculate net asset value per share (or its equivalent). If fair value is not readily determinable, the amended guidance permits, as a practical expedient, a reporting entity to measure the fair value of an investment using the net asset value per share (or its equivalent) provided by the investee without further adjustment. In accordance with the guidance, the company adopted these amendments for the year ended December 31, 2009. There was no material impact in the Consolidated Financial Statements.

In May 2009, the FASB issued guidelines on subsequent event accounting which sets forth: 1) the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements; 2) the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements; and 3) the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. These guidelines were effective for interim and annual periods ending after June 15, 2009, and the company adopted them in the quarter ended June 30, 2009. In February 2010, the guidance was amended to remove the requirement to disclose the date through which subsequent events were evaluated. There was no impact in the consolidated financial results.

On January 1, 2009, the company adopted the revised FASB guidance regarding business combinations which was required to be applied to business combinations on a prospective basis. The revised guidance requires that the acquisition method of accounting be applied to a broader set of business combinations, amends the definition of a business combination, provides a definition of a business, requires an acquirer to recognize an acquired business at its fair value at the acquisition date, and requires the assets and liabilities assumed in a business combination to be measured and recognized at their fair values as of the acquisition date (with limited exceptions). There was no impact upon adoption and the effects of this guidance depend on the nature and significance of business combinations occurring after the effective date. See note C, “Acquisitions/Divestitures”, on pages 81 to 86 for further information.

In April 2009, the FASB issued an amendment to the revised business combination guidance regarding the accounting for assets acquired and liabilities assumed in a business combination that arise from contingencies. The requirements of this amended guidance carry forward without significant revision the guidance on contingencies which existed prior to January 1, 2009. Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if fair value can be reasonably estimated. If fair value cannot be reasonably estimated, the asset or liability would generally be recognized in accordance with the Accounting Standards Codification (ASC) Topic 450 on contingencies. There was no impact upon adoption.

In April 2008, the FASB issued new requirements regarding the determination of the useful lives of intangible assets. In developing assumptions about renewal or extension options used to determine the useful life of an intangible asset, an entity needs to consider its own historical experience adjusted for entity-specific factors. In the absence of that experience, an entity shall consider the assumptions that market participants would use about renewal or extension options. The new requirements applied to intangible assets acquired after January 1, 2009. The adoption of these new rules did not have a material impact in the Consolidated Financial Statements.

In November 2008, the FASB issued guidance on accounting for defensive intangible assets. A defensive intangible asset is an asset acquired in a business combination or in an asset acquisition that an entity does not intend to actively use. According to the guidance, defensive intangible assets are considered to be a separate unit of account and valued based on their highest and best use from the perspective of an external market participant. The company adopted this guidance on January 1, 2009, and there was no impact to the Consolidated Financial Statements upon adoption.

Acquisitions and Divestitures	12 Months Ended
Dec. 31, 2010
Acquisitions and Divestitures
Acquisitions

Note C.

Acquisitions/Divestitures

Acquisitions

2010

In 2010, the company completed 17 acquisitions at an aggregate cost of  $6,538 million.

Netezza Corporation (Netezza)—On November 10, 2010, the company completed the acquisition of 100 percent of Netezza, for cash consideration of  $1,847 million. Netezza will expand the company’s business analytics initiatives to help clients gain faster insights into their business information, with increased performance at a lower cost of ownership. Netezza was integrated into the Software segment upon acquisition, and goodwill, as reflected in the table on page 82, has been entirely assigned to the Software segment. It is expected that none of the goodwill will be deductible for tax purposes. The overall weighted average useful life of the identified intangible assets acquired is 6.9 years.

Sterling Commerce—On August 27, 2010, the company completed the acquisition of 100 percent of Sterling Commerce, a wholly owned subsidiary of AT&T, Inc., for cash consideration of  $1,415 million. Sterling Commerce will expand the company’s ability to help clients accelerate their interactions with customers, partners and suppliers through dynamic business networks using either on-premise or cloud delivery models. Sterling Commerce was integrated into the Software segment upon acquisition, and goodwill, as reflected in the table on page 82, has been entirely assigned to the Software segment. It is expected that none of the goodwill will be deductible for tax purposes. The overall weighted average useful life of the identified intangible assets acquired, excluding goodwill, is 6.9 years.

Other Acquisitions—The Software segment also completed acquisitions of 10 privately held companies and one publicly held company: in the first quarter, Lombardi Software, Inc. (Lombardi), Intelliden Inc. and Initiate Systems, Inc.; in the second quarter, Cast Iron Systems; in the third quarter, BigFix, Inc., Coremetrics and Datacap; and in the fourth quarter, Unica Corporation (Unica), a publicly held company, PSS Systems, OpenPages, Inc. (OpenPages) and Clarity Systems. Global Technology Services (GTS) completed an acquisition in the first quarter: the core operating assets of Wilshire Credit Corporation (Wilshire). Global Business Services (GBS) also completed an acquisition in the first quarter: National Interest Security Company, LLC, a privately held company. Systems and Technology (STG) completed acquisitions of two privately held companies: in the third quarter, Storwize; and in the fourth quarter, BLADE Network Technologies (BLADE). All acquisitions were for 100 percent of the acquired companies.

The table below reflects the purchase price related to these acquisitions and the resulting purchase price allocations as of December 31, 2010:

2010 Acquisitions

( $ in millions)

	Amortization		Sterling	Other
	Life (in Years)	Netezza	Commerce*	Acquisitions
Current assets		$218	$196	$377
Fixed assets/noncurrent assets		73	106	209
Intangible assets:
Goodwill	N/A	1,410	1,032	2,312
Completed technology	3 to 7	202	218	493
Client relationships	2 to 7	52	244	293
In-process R&D	5	4	—	17
Patents/trademarks	1 to 7	16	14	27
Total assets acquired		1,975	1,810	3,728
Current liabilities		(9)	(129)	(161)
Noncurrent liabilities		(120)	(266)	(291)
Total liabilities assumed		(128)	(395)	(452)
Total purchase price		$1,847	$1,415	$3,277

N/A—Not applicable

*                 Reflects the reclassification of  $184 million related to deferred tax liabilities from current to noncurrent liabilities from amounts previously reported in the company’s third quarter 2010 Form 10-Q filed on October 26, 2010.

Each acquisition further complemented and enhanced the company’s portfolio of product and services offerings. Lombardi is a leading provider of business process management software and services, and became part of the company’s application integration software portfolio. Intelliden is a leading provider of intelligent network automation software and will extend the network management offerings. Initiate is a market leader in data integrity software for information sharing among healthcare and government organizations. Cast Iron Systems, a leading Software as a Service (SaaS) and cloud application integration provider, enhances the WebSphere business integration portfolio. BigFix, Inc. is a leading provider of high-performance enterprise systems and security management solutions that revolutionizes the way IT organizations manage and secure their computing infrastructure. Coremetrics, a leader in Web analytics software, will expand the company’s business analytics capabilities by enabling organizations to use cloud computing services to develop faster, more targeted marketing campaigns. Datacap will strengthen the company’s ability to help organizations digitize, manage and automate their information assets. Unica, a leading provider of software and services used to automate marketing processes, will expand the company’s ability to help organizations analyze and predict customer preferences and develop more targeted marketing campaigns. PSS Systems is a leading provider of legal information governance and information management software. OpenPages is a leading provider of software that helps companies more easily identify and manage risk and compliance activities across the enterprise through a single management system. Clarity Systems delivers financial governance software that enables organizations to automate the process of collecting, preparing, certifying and controlling financial statements for electronic filing. Wilshire’s mortgage servicing platform will continue the company’s strategic focus on the mortgage services industry and strengthens its commitment to deliver mortgage business process outsourcing solutions. National Interest Security Company will strengthen the ability to deliver advanced analytics and IT solutions to the public sector. Storwize, a provider of in-line data compression appliance solutions, will help the company to make it more affordable for clients to analyze massive amounts of data in order to provide new insights and business outcomes. BLADE provides server and top-of-rack switches as well as software to virtualize and manage cloud computing and other workloads. Purchase price consideration for the “Other Acquisitions” as reflected in the table above, is paid primarily in cash. All acquisitions are reported in the Consolidated Statement of Cash Flows net of acquired cash and cash equivalents.

The acquisitions were accounted for as business combinations using the acquisition method, and accordingly, the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquired entities were recorded at their estimated fair values at the date of acquisition. The primary items that generated the goodwill are the value of the synergies between the acquired companies and IBM and the acquired assembled work-force, neither of which qualify as an amortizable intangible asset. For the “Other Acquisitions,” the overall weighted-average life of the identified intangible assets acquired is 6.4 years. These identified intangible assets will be amortized on a straight-line basis over their useful lives. Goodwill of  $2,312 million has been assigned to the Software ( $1,653 million), GTS ( $32 million), GBS ( $252 million) and STG ( $375 million) segments. It is expected that approximately 10 percent of the goodwill will be deductible for tax purposes.

2009

In 2009, the company completed six acquisitions at an aggregate cost of  $1,471 million.

SPSS, Inc. (SPSS)—On October 2, 2009, the company acquired 100 percent of the outstanding common shares of SPSS for cash consideration of  $1,177 million. SPSS is a leading global provider of predictive analytics software and solutions and this acquisition strengthened the company’s business analytics and optimization capabilities. SPSS was integrated into the Software segment upon acquisition, and goodwill, as reflected in the table below, was entirely assigned to the Software segment. Substantially all of the goodwill is not deductible for tax purposes. The overall weighted average useful life of the identified intangible assets acquired, excluding goodwill, is 7.0 years.

Other Acquisitions—The Software segment also completed acquisitions of four privately held companies: in the second quarter, Outblaze Limited, a messaging software provider, and Exeros, Inc., a data discovery firm; in the third quarter, security provider Ounce Labs, Inc.; and in the fourth quarter, Guardium, Inc., a database security company. Global Technology Services completed an acquisition in the fourth quarter: RedPill Solutions PTE Limited, a privately held company focused on business analytics.

Purchase price consideration for the “Other Acquisitions,” as reflected in the table below, was paid primarily in cash. All acquisitions were reported in the Consolidated Statement of Cash Flows net of acquired cash and cash equivalents.

2009 Acquisitions

( $ in millions)

	Amortization		Other
	Life (in Years)	SPSS	Acquisitions
Current assets		$397	$13
Fixed assets/noncurrent		20	1
Intangible assets:
Goodwill	N/A	748	255
Completed technology	4 to 7	105	39
Client relationships	5 to 7	30	20
Other identifiable assets	1 to 7	36	1
Total assets acquired		1,336	330
Current liabilities		(157)	(34)
Noncurrent liabilities		(2)	(0)
Total liabilities assumed		(160)	(35)
Total purchase price		$1,177	$295

N/A—Not applicable

The acquisitions were accounted for as business combinations using the acquisition method, and accordingly, the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquired entities were recorded at their estimated fair values at the date of acquisition. The primary items that generated the goodwill are the value of the synergies between the acquired companies and IBM and the acquired assembled workforce, neither of which qualify as an amortizable intangible asset. For the “Other Acquisitions,” the overall weighted-average life of the identified intangible assets acquired was 6.5 years. With the exception of goodwill, these identified intangible assets will be amortized on a straight-line basis over their useful lives. Goodwill of  $255 million was assigned to the Software ( $246 million) and GTS ( $10 million) segments. Substantially all of the goodwill is not deductible for tax purposes.

2008

In 2008, the company completed 15 acquisitions at an aggregate cost of  $6,796 million.

Cognos, Inc. (Cognos)—On January 31, 2008, the company acquired 100 percent of the outstanding common shares of Cognos for consideration of  $5,021 million consisting of  $4,998 million of cash and  $24 million of equity instruments. Through this acquisition, IBM and Cognos has become a leading provider of technology and services for business intelligence and performance management, delivering the industry’s most complete, open standards-based platform with the broadest range of expertise to help companies expand the value of their information, optimize their business processes and maximize performance across their enterprises. The company acquired Cognos to accelerate its Information on Demand strategy, a cross-company initiative that combines the company’s strength in information integration, content and data management and business consulting services to unlock the business value of information. Cognos was integrated into the Software segment upon acquisition, and goodwill, as reflected in the table on page 85, was entirely assigned to the Software segment. Approximately 25 to 30 percent of the goodwill was deductible for tax purposes. The overall weighted-average useful life of the identified intangible assets acquired, excluding goodwill, is 6.5 years.

Telelogic, AB (Telelogic)—On April 3, 2008, IBM acquired 100 percent of the outstanding common shares of Telelogic for cash consideration of  $885 million. Telelogic was a leading global provider of solutions that enabled organizations to align the development of products, complex systems and software with business objectives and customer needs. This results in improved quality and predictability, while reducing time-to-market and overall costs. Clients are benefiting from the combined technologies and services of both companies, providing them a wider range of software and system development capabilities used to build complex systems. Telelogic was integrated into the Software segment upon acquisition, and goodwill, as reflected in the table on page 85 was entirely assigned to the Software segment. Substantially all of the goodwill is not deductible for tax purposes. The overall weighted-average useful life of the identified intangible assets acquired, excluding goodwill, is 7.0 years.

Other Acquisitions—The company acquired 13 additional companies at an aggregate cost of  $889 million that are presented in the table on page 85 as “Other Acquisitions.”

The Software segment completed eight other acquisitions, seven of which were privately held companies: in the first quarter; AptSoft Corporation, Solid Information Technology, Net Integration Technologies Inc., and Encentuate, Inc; in the second quarter; Infodyne, Beijing Super Info and FilesX. In the fourth quarter, ILOG S.A. (ILOG), a publicly held company, was acquired for  $295 million. ILOG added significant capability across the company’s entire software platform and bolsters its existing rules management offerings.

Global Technology Services completed an acquisition in the first quarter: Arsenal Digital Solutions, a privately held company. Arsenal provides global clients with security rich information protection services designed to handle increasing data retention requirements.

Global Business Services also completed an acquisition in the first quarter: u9consult, a privately held company. u9consult complements the company’s existing capabilities in value chain consulting.

Systems and Technology completed three acquisitions: in the second quarter; Diligent Technologies Corporation and Platform Solutions, Inc (PSI), both privately held companies. Diligent is an important component of IBM’s New Enterprise Data Center model, which helps clients improve IT efficiency and facilitates the rapid deployment of new IT services for future business growth. PSI’s technologies and skills, along with its intellectual capital, was integrated into the company’s mainframe product engineering cycles and future product plans. In the second quarter of 2008,  $24 million of the purchase price of PSI was attributed to the settlement of a preexisting lawsuit between IBM and PSI and recorded in SG&A expense. See note O, “Contingencies and Commitments,” on page 104 for additional information regarding this litigation. Also, the company recorded a  $24 million in-process research and development (IPR&D) charge related to this acquisition in the same period. The acquisition of Transitive Corporation (Transitive) was completed in the fourth quarter. Transitive’s cross- platform technology allows clients to consolidate their Linux-based applications onto the IBM systems that make the most sense for their business needs.

Purchase price consideration for the “Other Acquisitions” was paid primarily in cash. All acquisitions are reported in the Consolidated Statement of Cash Flows net of acquired cash and cash equivalents.

2008 Acquisitions

( $ in millions)

	Amortization			Other
	Life (in Years)	Cognos	Telelogic	Acquisitions
Current assets		$504	$242	$185
Fixed assets/noncurrent		126	7	75
Intangible assets:
Goodwill	N/A	4,207	690	676
Completed technology	3 to 7	534	108	94
Client relationships	3 to 7	512	127	39
In-process R&D	N/A	—	—	24
Other	3 to 7	78	15	19
Total assets acquired		5,960	1,189	1,112
Current liabilities		(798)	(141)	(233)
Noncurrent liabilities		(141)	(163)	(14)
Total liabilities assumed		(939)	(304)	(247)
Settlement of prexisting litigation		—	—	24
Total purchase price		$5,021	$885	$889

N/A—Not applicable

The table above reflects the purchase price related to these acquisitions and the resulting purchase price allocations as of December 31, 2008.

The acquisitions were accounted for as purchase transactions, and accordingly, the assets and liabilities of the acquired entities were recorded at their estimated fair values at the date of acquisition. The primary items that generated the goodwill are the value of the synergies between the acquired companies and IBM and the acquired assembled workforce, neither of which qualify as an amortizable intangible asset. For the “Other Acquisitions,” the overall weighted-average life of the identified intangible assets acquired is 4.3 years. These identified intangible assets will be amortized on a straight-line basis over their useful lives. Goodwill of  $676 million was assigned to the Software ( $328 million), GTS ( $68 million) and STG ( $280 million) segments. Substantially, all of the goodwill related to “Other Acquisitions” is not deductible for tax purposes.

Divestitures

Divestitures

2010

On March 31, 2010, the company completed the sale of its activities associated with the sales and support of Dassault Systemes’ (Dassault) product lifecycle management (PLM) software, including customer contracts and related assets to Dassault. The company received net proceeds of  $459 million and recognized a net gain of  $591 million on the transaction in the first quarter of 2010. The gain was net of the fair value of certain contractual terms, certain transaction costs and the assets and liabilities sold. The gain was recorded in other (income) and expense in the Consolidated Statement of Earnings and the net proceeds are reflected in proceeds from disposition of marketable securities and other investments within cash flow from investing activities in the Consolidated Statement of Cash Flows.

2009

On October 1, 2009, the company completed the divestiture of its UniData and UniVerse software products and related tools to Rocket Software, a privately held global software development firm. The company recognized a gain on the transaction in the fourth quarter of 2009 and in the fourth quarter of 2010.

On March 16, 2009, the company completed the sale of certain processes, resources, assets and third-party contracts related to its core logistics operations to Geodis. The company received proceeds of  $365 million and recognized a net gain of  $298 million on the transaction in the first quarter of 2009. The gain was net of the fair value of certain contractual terms, certain transaction costs and related real estate charges. As part of this transaction, the company outsourced its logistics operations to Geodis which enables the company to leverage industry-leading skills and scale and improve the productivity of the company’s supply chain.

Fair Value	12 Months Ended
Dec. 31, 2010
Fair Value
Fair Value

Note D.

Fair Value

Financial Assets and Financial Liabilities Measured at Fair Value on a Recurring Basis

The following table presents the company’s financial assets and financial liabilities that are measured at fair value on a recurring basis at December 31, 2010 and 2009.

( $ in millions)

At December 31, 2010:	Level 1	Level 2	Level 3	Total
Assets:
Cash and cash equivalents(1)
Time deposits and certificates of deposit	$—	$2,473	$—	$2,473
Commercial paper	—	2,673	—	2,673
Money market funds	1,532	—	—	1,532
Foreign government securities	—	1,054	—	1,054
U.S. government securities	—	44	—	44
U.S. government agency securities	—	22	—	22
Other securities	—	3	—	3
Total	1,532	6,269	—	7,801
Debt securities—current(2)
Commercial paper	—	490	—	490
U.S. government securities	—	500	—	500
Other securities	—	1	—	1
Total	—	990	—	990
Debt securities—noncurrent(3)	1	6	—	7
Non-equity method alliance investments(3)	445	13	—	458
Derivative assets(4)
Interest rate contracts	—	548	—	548
Foreign exchange contracts	—	539	—	539
Equity contracts	—	12	—	12
Total	—	1,099	—	1,099	(6)
Total assets	$1,978	$8,377	$—	$10,355	(6)
Liabilities:
Derivative liabilities(5)
Foreign exchange contracts	$—	$1,003	$—	$1,003
Equity contracts	—	3	—	3
Total liabilities	$—	$1,006	$—	$1,006	(6)

(1)          Included within cash and cash equivalents in the Consolidated Statement of Financial Position.

(2)          Reported as marketable securities in the Consolidated Statement of Financial Position.

(3)          Included within investments and sundry assets in the Consolidated Statement of Financial Position.

(4)          The gross balances of derivative assets contained within prepaid expenses and other current assets, and investments and sundry assets in the Consolidated Statement of Financial Position at December 31, 2010 are  $511 million and  $588 million, respectively.

(5)          The gross balances of derivative liabilities contained within other accrued expenses and liabilities, and other liabilities in the Consolidated Statement of Financial Position at December 31, 2010 are  $871 million and  $135 million, respectively.

(6)          If derivative exposures covered by a qualifying master netting agreement had been netted in the Consolidated Statement of Financial Position, the total derivative asset and liability positions would have been reduced by  $475 million each.

( $ in millions)

At December 31, 2009:	Level 1	Level 2	Level 3	Total
Assets:
Cash and cash equivalents(1)
Time deposits and certificates of deposit	$—	$4,324	$—	$4,324
Commercial paper	—	2,099	—	2,099
Money market funds	2,780	—	—	2,780
Other securities	—	74	—	74
Total	2,780	6,497	—	9,277
Debt securities—current(2)
Commercial paper	—	1,491	—	1,491
U.S. government securities	—	300	—	300
Total	—	1,791	—	1,791
Debt securities—noncurrent(3)	3	6	—	9
Non-equity method alliance investments(3)	366	8	—	374
Derivative assets(4)
Interest rate contracts	—	426	—	426
Foreign exchange contracts	—	407	—	407
Equity contracts	—	5	—	5
Total	—	838	—	838	(6)
Total assets	$3,149	$9,140	$—	$12,289
Liabilities:
Derivative liabilities(5)
Interest rate contracts	$—	$2	$—	$2
Foreign exchange contracts	—	1,553	—	1,553
Total liabilities	$—	$1,555	$—	$1,555	(6)

(1)          Included within cash and cash equivalents in the Consolidated Statement of Financial Position.

(2)          Reported as marketable securities in the Consolidated Statement of Financial Position.

(3)          Included within investments and sundry assets in the Consolidated Statement of Financial Position.

(4)          The gross balances of derivative assets contained within prepaid expenses and other current assets, and investments and sundry assets in the Consolidated Statement of Financial Position at December 31, 2009 are  $273 million and  $565 million, respectively.

(5)          The gross balances of derivative liabilities contained within other accrued expenses and liabilities, and other liabilities in the Consolidated Statement of Financial Position at December 31, 2009 are  $906 million and  $649 million, respectively.

(6)          If derivative exposures covered by a qualifying master netting agreement had been netted in the Consolidated Statement of Financial Position, the total derivative asset and liability positions would have been reduced by  $573 million each.

There were no significant transfers between Levels 1 and 2 for the years ended December 31, 2010 and 2009.

Items Measured at Fair Value on a Nonrecurring Basis

In 2008, the company recorded an other-than-temporary impairment of  $81 million for an equity method investment. The resulting investment which was classified as Level 3 in the fair value hierarchy was valued using a discounted cash flow model. The valuation inputs included an estimate of future cash flows, expectations about possible variations in the amount and timing of cash flows and a discount rate based on the risk-adjusted cost of capital. Potential results were assigned probabilities that resulted in a weighted average or most-likely discounted cash flow fair value as of December 31, 2008. During 2009, the balance of this investment was further reduced by an additional impairment of  $5 million and other adjustments primarily related to dividends. The balance of this investment was zero at December 31, 2009. In the third quarter of 2010, this investment was sold.

Financial Instruments (Excluding Derivatives)	12 Months Ended
Dec. 31, 2010
Financial Instruments (Excluding Derivatives)
Financial Instruments (Excluding Derivatives)

Note E.

Financial Instruments
(Excluding Derivatives)

Fair Value of Financial Instruments

Cash and cash equivalents, debt and marketable equity securities are recognized and measured at fair value in the Consolidated Financial Statements. Notes and other accounts receivable and other investments are financial assets with carrying values that approximate fair value. Accounts payable, other accrued expenses and short-term debt are financial liabilities with carrying values that approximate fair value. In the absence of quoted prices in active markets, considerable judgment is required in developing estimates of fair value. Estimates are not necessarily indicative of the amounts the company could realize in a current market transaction. The following methods and assumptions are used to estimate fair values:

Loans and Long-Term Receivables

Fair values are based on discounted future cash flows using current interest rates offered for similar loans to clients with similar credit ratings for the same remaining maturities.

Long-Term Debt

Fair value of publicly traded long-term debt is based on quoted market prices for the identical liability when traded as an asset in an active market. For other long-term debt for which a quoted market price is not available, an expected present value technique that uses rates currently available to the company for debt with similar terms and remaining maturities is used to estimate fair value. The carrying amount of long-term debt is  $21,846 million and  $21,932 million and the estimated fair value is  $24,006 million and  $23,748 million at December 31, 2010 and 2009, respectively.

Debt and Marketable Equity Securities

The following tables summarize the company’s debt and marketable equity securities all of which are considered available for sale and recorded at fair value in the Consolidated Statement of Financial Position.

( $ in millions)

At December 31, 2010:	Adjusted Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Cash and cash equivalents (1)
Time deposits and certificates of deposit	$2,473	$—	$(0)	$2,473
Commercial paper	2,673	—	(0)	2,673
Money market funds	1,532	—	—	1,532
Foreign government securities	1,054	—	—	1,054
U.S. government securities	44	0	(0)	44
U.S. government agency securities	22	0	(0)	22
Other securities	3	—	—	3
Total	$7,801	$0	$(0)	$7,801
Debt securities— current (2)
Commercial paper	$490	$—	$(0)	$490
U.S. government securities	500	—	(0)	500
Other securities	1	—	(0)	1
Total	$990	$—	$(0)	$990
Debt securities—noncurrent (3)
Other securities	$6	$1	$(0)	$7
Total	$6	$1	$(0)	$7
Non-equity method alliance investments(3)	$194	$264	$(0)	$458

(1) Included within cash and cash equivalents in the Consolidated Statement of Financial Position.

(2) Reported as marketable securities in the Consolidated Statement of Financial Position.

(3) Included within investments and sundry assets in the Consolidated Statement of Financial Position.

( $ in millions)

At December 31, 2009:	Adjusted Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Cash and cash equivalents (1)
Time deposits and certificates of deposit	$4,324	$0	$—	$4,324
Commercial paper	2,099	—	(0)	2,099
Money market funds	2,780	—	—	2,780
Other securities	74	—	—	74
Total	$9,277	$0	$(0)	$9,277
Debt securities— current (2)
Commercial paper	$1,491	$—	$(0)	$1,491
U.S. government securities	300	0	—	300
Total	$1,791	$0	$(0)	$1,791
Debt securities—noncurrent(3)
Other securities	$9	$0	$(0)	$9
Total	$9	$0	$(0)	$9
Non-equity method alliance investments(3)	$183	$201	$(10)	$374

(1) Included within cash and cash equivalents in the Consolidated Statement of Financial Position.

(2) Reported as marketable securities in the Consolidated Statement of Financial Position.

(3) Included within investments and sundry assets in the Consolidated Statement of Financial Position.

Based on an evaluation of available evidence as of December 31, 2010, the company believes that unrealized losses on debt and marketable equity securities are temporary and do not represent a requirement for an other-than-temporary impairment provision.

Proceeds from sales of debt securities and marketable equity securities were approximately  $16 million and  $24 million during 2010 and 2009, respectively. The gross realized gains and losses (before taxes) on these sales totaled  $6 million and less than  $(1) million, respectively, in 2010. The gross realized gains and losses (before taxes) on these sales totaled  $3 million and  $(40) million, respectively, in 2009.

The after-tax net unrealized holding gains/(losses) on available-for-sale debt and marketable equity securities that have been included in accumulated other comprehensive income/(loss) and the after tax net gains/(losses) reclassified from accumulated other comprehensive income/(loss) into net income were as follows:

Net Change in Unrealized Gains/(Losses) on Marketable Securities (net of tax)

( $ in millions)

For the period ended December 31:	2010	2009
Net unrealized gains/(losses) arising during the period	$51	$72
Less: Net (losses)/gains included in net income for the period*	(0)	(39)
Net unrealized gains/(losses) on marketable securities	$51	$111

* Includes writedowns of  $3.6 million and  $16.2 million in 2010 and 2009, respectively.

The contractual maturities of substantially all available-for-sale debt securities are less than one year at December 31, 2010.

Inventories	12 Months Ended
Dec. 31, 2010
Inventories
Inventories
Note F. Inventories   ( $ in millions)
At December 31:	2010	2009
Finished goods	$432	$533
Work in process and raw materials	2,018	1,960
Total	$2,450	$2,494

Financing Receivables	12 Months Ended
Dec. 31, 2010
Financing Receivables
Financing Receivables

Note G.

Financing Receivables

( $ in millions)

At December 31:	2010	2009
Current:
Net investment in sales-type and direct financing leases	$3,945	$4,105
Commercial financing receivables	6,777	5,604
Client loan receivables	4,718	4,475
Installment payment receivables	816	730
Total	$16,257	$14,914
Long-term:
Net investment in sales-type and direct financing leases	$5,384	$5,331
Commercial financing receivables	43	58
Client loan receivables	4,734	4,759
Installment payment receivables	388	496
Total	$10,548	$10,644

Net investment in sales-type and direct financing leases relates principally to the company’s systems products and are for terms ranging generally from two to six years. Net investment in sales-type and direct financing leases includes unguaranteed residual values of  $871 million and  $849 million at December 31, 2010 and 2009, respectively, and is reflected net of unearned income of  $816 million and  $905 million and net of the allowance for credit losses of  $151 million and  $159 million at those dates, respectively. Scheduled maturities of minimum lease payments outstanding at December 31, 2010, expressed as a percentage of the total, are approximately: 2011, 46 percent; 2012, 29 percent; 2013, 17 percent; 2014, 7 percent; and 2015 and beyond, 2 percent.

Commercial financing receivables relate primarily to inventory and accounts receivable financing for dealers and remarketers of IBM and non-IBM products. Payment terms for inventory and accounts receivable financing generally range from 30 to 90 days.

Client loan receivables are loans that are provided by Global Financing primarily to clients to finance the purchase of software and services. Separate contractual relationships on these financing arrangements are for terms ranging generally from two to seven years. Each financing contract is priced independently at competitive market rates. The company has a history of enforcing the terms of these separate financing agreements.

The company utilizes certain of its financing receivables as collateral for non-recourse borrowings. Financing receivables pledged as collateral for borrowings were  $302 million and  $271 million at December 31, 2010 and 2009, respectively. These borrowings are included in note K, “Borrowings,” on pages 94 to 96.

The company did not have any financing receivables held for sale as of December 31, 2010 and 2009.

Financing Receivables by Portfolio Segment

The following table presents financing receivables on a gross basis excluding the allowance for credit losses and residual value, by portfolio segment and by class, excluding current commercial financing receivables and other miscellaneous financing receivables. The company determines its allowance for credit losses based on two portfolio segments: lease receivables and loan receivables and further segments the portfolio via two classes: major markets and growth markets.

( $ in millions)

At December 31, 2010	Major Markets	Growth Markets	Total
Financing Receivables:
Lease receivables	$6,562	$1,983	$8,545
Loan receivables	9,087	1,993	11,080
Ending Balance	$15,650	$3,975	$19,625
Collectively evaluated for impairment	$15,199	$3,794	$18,993
Individually evaluated for impairment	$451	$181	$632
Allowance for Credit Losses:
Lease receivables	$109	$42	$151
Loan receivables	125	76	201
Ending Balance	$234	$119	$353
Collectively evaluated for impairment	$60	$11	$71
Individually evaluated for impairment	$174	$108	$282

Financing Receivables on Non-Accrual Status

The following table presents the recorded investment in financing receivables which are on non-accrual status.

( $ in millions)

At December 31:	2010
Major markets	$69
Growth markets	33
Total Lease Receivables	$101

Major markets	$141
Growth markets	123
Total Loan Receivables	$264

Total Receivables	$366

Impaired Loans

The following table presents impaired client loan receivables.

( $ in millions)

	Recorded	Related
At December 31, 2010:	Investment	Allowance
Major markets	$196	$119
Growth markets	132	68
Total	$328	$187

Credit Quality Indicators

The company’s credit quality indicators are based on rating agency data, publicly available information and information provided by the companies, and are reviewed periodically based on the relative level of risk. The resulting indicators are a numerical rating system that maps to Moody’s Investors Service credit ratings as shown below. Moody’s has not provided to the company a credit rating on its clients.

The following table presents the gross recorded investment for each class of receivables, by credit quality indicator. Receivables with a credit quality indicator ranging from Aaa to Baa3 are considered investment grade. All others are considered non-investment grade.

Lease Receivables

( $ in millions)

At December 31, 2010:	Major Markets	Growth Markets
Credit Rating:
Aaa – Aa3	$787	$178
A1 – A3	1,444	178
Baal – Baa3	2,494	833
Bal – Ba2	853	397
Ba3 – B1	525	238
B2 – B3	262	99
Caa – D	197	59
Total	$6,562	$1,983

Loan Receivables

( $ in millions)

At December 31, 2010:	Major Markets	Growth Markets
Credit Rating:
Aaa–Aa3	$1,090	$179
A1–A3	1,999	179
Baal–Baa3	3,453	837
Bal–Ba2	1,181	399
Ba3–B1	727	239
B2–B3	363	100
Caa–D	273	60
Total	$9,087	$1,993

At December 31, 2010, the industries which make up Global Financing’s receivables portfolio consist of: Financial (36 percent), Government (16 percent), Manufacturing (14 percent), Retail (9 percent), Services (8 percent), Communications (5 percent) and Other (12 percent).

Past Due Financing Receivables

( $ in millions)

At December 31, 2010:	Total Past Due > 90 days*	Current	Total Financing Receivables	Recorded Investment > 90 Days and Accruing
Major markets	$10	$6,552	$6,562	$5
Growth markets	13	1,970	1,983	5
Total lease receivables	$22	$8,523	$8,545	$10

Major markets	$11	$9,076	$9,087	$4
Growth markets	32	1,961	1,993	17
Total loan receivables	$43	$11,037	$11,080	$21

Total	$65	$19,560	$19,625	$31

* Does not include accounts that are fully reserved.

Plant, Rental Machines and Other Property	12 Months Ended
Dec. 31, 2010
Plant, Rental Machines and Other Property
Plant, Rental Machines and Other Property

Note H.

Plant, Rental Machines and Other Property

( $ in millions)

At December 31:	2010	2009
Land and land improvements	$777	$737
Buildings and building improvements	9,414	9,314
Plant, laboratory and office equipment	26,676	25,888
Plant and other property—gross	36,867	35,940
Less: Accumulated depreciation	24,435	23,485
Plant and other property—net	12,432	12,455
Rental machines	3,422	3,656
Less: Accumulated depreciation	1,758	1,946
Rental machines—net	1,665	1,710
Total—net	$14,096	$14,165

Investments and Sundry Assets	12 Months Ended
Dec. 31, 2010
Investments and Sundry Assets.
Investments and Sundry Assets:

Note I.

Investments and Sundry Assets

( $ in millions)

At December 31:	2010	2009*
Deferred transition and setup costs and other deferred arrangements**	$1,853	$1,772
Derivatives—noncurrent†	588	565
Alliance investments:
Equity method	122	115
Non-equity method	531	477
Prepaid software	268	312
Long-term deposits	350	310
Other receivables	560	617
Employee benefit-related	409	427
Prepaid income taxes	434	123
Other assets	663	660
Total	$5,778	$5,379

*	Reclassified to conform with 2010 presentation.
**

 Deferred transition and setup costs and other deferred arrangements are related to Global Services client arrangements. Also see note A, “Significant Accounting Policies,” on pages 68 to 79 for additional information.

†	See note L, “Derivative Financial Instruments,” on pages 96 through 101 for the fair value of all derivatives reported in the Consolidated Statement of Financial Position.

Intangible Assets Including Goodwill	12 Months Ended
Dec. 31, 2010
Intangible Assets Including Goodwill
Intangible Assets Including Goodwill

Note J.

Intangible Assets Including Goodwill

Intangible Assets

The following table details the company’s intangible asset balances by major asset class.

( $ in millions)

At December 31, 2010:	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Intangible Asset Class:
Capitalized software	$1,558	$(726)	$831
Client relationships	1,709	(647)	1,062
Completed technology	2,111	(688)	1,422
In-process R&D	21	(0)	21
Patents/trademarks	211	(71)	140
Other*	39	(28)	11
Total	$5,649	$(2,161)	$3,488

( $ in millions)

At December 31, 2009:	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Intangible Asset Class:
Capitalized software	$1,765	$(846)	$919
Client relationships	1,367	(677)	690
Completed technology	1,222	(452)	770
Patents/trademarks	174	(59)	115
Other*	94	(75)	19
Total	$4,622	$(2,109)	$2,513

*      Other intangibles are primarily acquired proprietary and nonproprietary business processes, methodologies and systems.

The net carrying amount of intangible assets increased  $975 million for the year ended December 31, 2010, primarily due to acquired intangible asset additions, partially offset by amortization. No impairment of intangible assets was recorded in any of the periods presented.

Total amortization was  $1,174 million and  $1,221 million for the years ended December 31, 2010 and 2009, respectively. The aggregate intangible amortization expense for acquired intangibles (excluding capitalized software) was  $517 million and  $489 million for the years ended December 31, 2010 and 2009, respectively. In addition, in 2010 the company retired  $1,108 million of fully amortized intangible assets, impacting both the gross carrying amount and accumulated amortization for this amount.

The amortization expense for each of the five succeeding years relating to intangible assets currently recorded in the Consolidated Statement of Financial Position is estimated to be the following at December 31, 2010:

( $ in millions)

	Capitalized Software	Acquired Intangibles	Total
2011	$507	$617	$1,124
2012	256	550	806
2013	69	508	577
2014	—	366	366
2015	—	257	257

Goodwill

The changes in the goodwill balances by reportable segment, for the years ended December 31, 2010 and 2009, are as follows:

( $ in millions)

Segment	Balance January 1, 2010	Goodwill Additions	Purchase Price Adjustments	Divestitures	Foreign Currency Translation and Other Adjustments	Balance December 31, 2010
Global Business Services	$4,042	$252	$0	$—	$35	$4,329
Global Technology Services	2,777	32	(1)	—	(104)	2,704
Software	12,605	4,095	(52)	—	315	16,963
Systems and Technology	766	375	(1)	—	(1)	1,139
Total	$20,190	$4,754	$(54)	$—	$245	$25,136

( $ in millions)

Segment	Balance January 1, 2009	Goodwill Additions	Purchase Price Adjustments	Divestitures	Foreign Currency Translation and Other Adjustments	Balance December 31, 2009
Global Business Services	$3,870	$—	$—	$—	$172	$4,042
Global Technology Services	2,616	10	1	—	150	2,777
Software	10,966	994	(50)	(13)	708	12,605
Systems and Technology	772	—	(7)	—	1	766
Total	$18,226	$1,004	$(56)	$(13)	$1,031	$20,190

Purchase price adjustments recorded in 2010 and 2009 were related to acquisitions completed on or prior to December 31, 2009 or December 31, 2008, respectively, and were still subject to the measurement period that ends at the earlier of 12 months from the acquisition date or when information becomes available. There were no goodwill impairment losses recorded in 2010 or 2009, and the company has no accumulated impairment losses.

Borrowings	12 Months Ended
Dec. 31, 2010
Borrowings
Borrowings

Note K.

Borrowings

Short-Term Debt

( $ in millions)

At December 31:	2010	2009
Commercial paper	$1,144	$235
Short-term loans	1,617	1,711
Long-term debt—current maturities	4,017	2,222
Total	$6,778	$4,168

The weighted-average interest rates for commercial paper at December 31, 2010 and 2009 were 0.2 percent and 0.1 percent, respectively. The weighted-average interest rates for short-term loans were 1.1 percent and 1.8 percent at December 31, 2010 and 2009, respectively.

Long-Term Debt

Pre-Swap Borrowing

( $ in millions)

At December 31:	Maturities	2010		2009
U.S. Dollar Notes and Debentures (average interest rate at December 31, 2010):
2.88%	2011-2012	$6,326	*	$5,456
3.76%	2013-2014	5,019	*	3,332
5.92%	2015-2019	6,350		5,396
5.00%	2020	9		—
7.00%	2025	600		600
6.22%	2027	469		469
6.50%	2028	313		313
5.875%	2032	600		600
8.00%	2038	187		187
5.60%	2039	1,545		1,518
7.00%	2045	27		27
7.125%	2096	322		350
		21,766		18,247
Other currencies (average interest rate at December 31, 2010, in parentheses):
Euros (5.4%)	2011-2016	1,897		3,427
Japanese yen (0.9%)	2013-2014	1,162		1,565
Swiss francs (3.4%)	2011-2020	540		484
Other (4.5%)	2011-2013	240		285
		25,606		24,008
Less: Net unamortized discount		531		527
Add: Fair value adjustment**		788		673
		25,863		24,154
Less: Current maturities		4,017		2,222
Total		$21,846		$21,932

*       $1.6 billion in debt securities issued by IBM International Group Capital LLC, which is an indirect, 100 percent owned finance subsidiary of the company, is included in 2011-2014. Debt securities issued by IBM International Group Capital LLC are fully and unconditionally guaranteed by the company.

**   The portion of the company’s fixed rate debt obligations that is hedged is reflected in the Consolidated Statement of Financial Position as an amount equal to the sum of the debt’s carrying value plus a fair value adjustment representing changes in the fair value of the hedged debt obligations attributable to movements in benchmark interest rates.

Post-Swap Borrowing (Long-Term Debt, Including Current Portion)

( $ in millions)

	2010		2009
For the year ended December 31:	Amount	Average Rate	Amount	Average Rate
Fixed-rate debt	$14,446	5.29%	$11,939	6.13%
Floating-rate debt*	11,417	1.23%	12,215	1.22%
Total	$25,863		$24,154

*      Includes  $7,078 million in 2010 and  $9,054 million in 2009 of notional interest rate swaps that effectively convert the fixed-rate long-term debt into floating-rate debt. (See note L, “Derivative Financial Instruments,” on pages 96 through 101.)

Pre-swap annual contractual maturities of long-term debt outstanding at December 31, 2010, are as follows:

( $ in millions)

2011	$4,021
2012	4,209
2013	5,451
2014	1,329
2015	168
2016 and beyond	10,427
Total	$25,606

Interest on Debt

( $ in millions)

For the year ended December 31:	2010	2009	2008
Cost of financing	$555	$706	$788
Interest expense	365	404	687
Net investment derivative activity	3	(1)	(13)
Interest capitalized	5	13	15
Total interest paid and accrued	$928	$1,122	$1,477

Refer to the related discussion on page 128 in note V, “Segment Information,” for total interest expense of the Global Financing segment. See note L, “Derivative Financial Instruments,” on pages 96 through 101 for a discussion of the use of currency and interest rate swaps in the company’s debt risk management program.

Lines of Credit

The company maintains a five-year,  $10 billion Credit Agreement (the “Credit Agreement”), which expires on June 28, 2012. The total expense recorded by the company related to this facility was  $6.2 million in 2010,  $6.3 million in 2009 and  $6.2 million in 2008. The Credit Agreement permits the company and its Subsidiary Borrowers to borrow up to  $10 billion on a revolving basis. Borrowings of the Subsidiary Borrowers will be unconditionally backed by the company. The company may also, upon the agreement of either existing lenders, or of the additional banks not currently party to the Credit Agreement, increase the commitments under the Credit Agreement up to an additional  $2.0 billion. Subject to certain terms of the Credit Agreement, the company and Subsidiary Borrowers may borrow, prepay and reborrow amounts under the Credit Agreement at any time during the Credit Agreement. Interest rates on borrowings under the Credit Agreement will be based on prevailing market interest rates, as further described in the Credit Agreement. The Credit Agreement contains customary representations and warranties, covenants, events of default, and indemnification provisions. The company believes that circumstances that might give rise to breach of these covenants or an event of default, as specified in the Credit Agreement, are remote. The company’s other lines of credit, most of which are uncommitted, totaled approximately  $14,679 million and  $9,790 million at December 31, 2010 and 2009, respectively. Interest rates and other terms of borrowing under these lines of credit vary from country to country, depending on local market conditions.

( $ in millions)

At December 31:	2010	2009
Unused lines:
From the committed global credit facility	$9,926	$9,910
From other committed and uncommitted lines	11,462	7,405
Total unused lines of credit	$21,388	$17,314

Derivative Financial Instruments	12 Months Ended
Dec. 31, 2010
Derivative Financial Instruments
Derivative Financial Instruments

Note L.

Derivative Financial Instruments

The company operates in multiple functional currencies and is a significant lender and borrower in the global markets. In the normal course of business, the company is exposed to the impact of interest rate changes and foreign currency fluctuations, and to a lesser extent equity and commodity price changes and client credit risk. The company limits these risks by following established risk management policies and procedures, including the use of derivatives, and, where cost effective, financing with debt in the currencies in which assets are denominated. For interest rate exposures, derivatives are used to better align rate movements between the interest rates associated with the company’s lease and other financial assets and the interest rates associated with its financing debt. Derivatives are also used to manage the related cost of debt. For foreign currency exposures, derivatives are used to better manage the cash flow volatility arising from foreign exchange rate fluctuations.

As a result of the use of derivative instruments, the company is exposed to the risk that counterparties to derivative contracts will fail to meet their contractual obligations. To mitigate the counterparty credit risk, the company has a policy of only entering into contracts with carefully selected major financial institutions based upon their credit ratings and other factors. The company’s established policies and procedures for mitigating credit risk on principal transactions include reviewing and establishing limits for credit exposure and continually assessing the creditworthiness of counterparties. The right of set-off that exists under certain of these arrangements enables the legal entities of the company subject to the arrangement to net amounts due to and from the counterparty reducing the maximum loss from credit risk in the event of counterparty default.

The company is also a party to collateral security arrangements with most of its major counterparties. These arrangements require the company to hold or post collateral (cash or U.S. Treasury securities) when the derivative fair values exceed contractually established thresholds. Posting thresholds can be fixed or can vary based on credit default swap pricing or credit ratings received from the major credit agencies. The aggregate fair value of all derivative instruments under these collateralized arrangements that were in a liability position at December 31, 2010 and 2009 was  $363 million and  $779 million, respectively, for which the company has posted collateral of  $9 million and  $37 million, respectively. Full collateralization of these agreements would be required in the event that the company’s credit rating falls below investment grade or if its credit default swap spread exceeds 250 basis points, as applicable, pursuant to the terms of the collateral security arrangements. The aggregate fair value of derivative instruments in net asset positions as of December 31, 2010 and 2009 was  $1,099 million and  $838 million, respectively. This amount represents the maximum exposure to loss at the reporting date as a result of the counterparties failing to perform as contracted. This exposure was reduced by  $475 million and  $573 million at December 31, 2010 and 2009, respectively, of liabilities included in master netting arrangements with those counterparties. Additionally, at December 31, 2010, this exposure was reduced by  $88 million of collateral received by the company.

The company does not offset derivative assets against liabilities in master netting arrangements nor does it offset receivables or payables recognized upon payment or receipt of cash collateral against the fair values of the related derivative instruments. At December 31, 2010,  $9 million was recognized in other receivables for the right to reclaim cash collateral. At December 31, 2009,  $37 million was recorded in prepaid expenses and other current assets for the right to reclaim cash collateral. The amount recognized in accounts payable for the obligation to return cash collateral totaled  $88 million at December 31, 2010. The company had no obligation to return cash collateral at December 31, 2009. The company restricts the use of cash collateral received to rehypothecation, and therefore reports it in prepaid expenses and other current assets in the Consolidated Statement of Financial Position. At December 31, 2010,  $9 million was rehypothecated.

The company may employ derivative instruments to hedge the volatility in stockholders’ equity resulting from changes in currency exchange rates of significant foreign subsidiaries of the company with respect to the U.S. dollar. These instruments, designated as net investment hedges, expose the company to liquidity risk as the derivatives have an immediate cash flow impact upon maturity which is not offset by a cash flow from the translation of the underlying hedged equity. The company monitors this cash loss potential on an ongoing basis, and may discontinue some of these hedging relationships by de-designating the derivative instrument in order to manage the liquidity risk. Although not designated as accounting hedges, the company may utilize derivatives to offset the changes in the fair value of the de-designated instruments from the date of de-designation until maturity.

In its hedging programs, the company uses forward contracts, futures contracts, interest-rate swaps and cross-currency swaps, depending upon the underlying exposure. The company is not a party to leveraged derivative instruments.

A brief description of the major hedging programs, categorized by underlying risk, follows.

Interest Rate Risk

Fixed and Variable Rate Borrowings

The company issues debt in the global capital markets, principally to fund its financing lease and loan portfolio. Access to cost-effective financing can result in interest rate mismatches with the underlying assets. To manage these mismatches and to reduce overall interest cost, the company uses interest-rate swaps to convert specific fixed-rate debt issuances into variable-rate debt (i.e., fair value hedges) and to convert specific variable-rate debt issuances into fixed-rate debt (i.e., cash flow hedges). At December 31, 2010 and 2009, the total notional amount of the company’s interest rate swaps was  $7.1 billion and  $9.1 billion, respectively.

Forecasted Debt Issuance

The company is exposed to interest rate volatility on future debt issuances. To manage this risk, the company may use forward starting interest-rate swaps to lock in the rate on the interest payments related to the forecasted debt issuance. These swaps are accounted for as cash flow hedges. The company did not have any derivative instruments relating to this program outstanding at December 31, 2010 and 2009.

At December 31, 2010 and 2009, net losses of approximately  $15 million and  $18 million (before taxes), respectively, were recorded in accumulated other comprehensive income/(loss) in connection with cash flow hedges of the company’s borrowings. Within these amounts  $9 million and  $10 million of losses, respectively, are expected to be reclassified to net income within the next 12 months, providing an offsetting economic impact against the underlying transactions.

Foreign Exchange Risk

Long-Term Investments in Foreign Subsidiaries (Net Investment)

A large portion of the company’s foreign currency denominated debt portfolio is designated as a hedge of net investment to reduce the volatility in stockholders’ equity caused by changes in foreign currency exchange rates in the functional currency of major foreign subsidiaries with respect to the U.S. dollar. The company also uses cross-currency swaps and foreign exchange forward contracts for this risk management purpose. At December 31, 2010 and 2009, the total notional amount of derivative instruments designated as net investment hedges was  $1.9 billion and  $1.0 billion, respectively. The weighted-average remaining maturity of these instruments at December 31, 2010 and 2009 was approximately 0.4 years and 1.6 years, respectively.

In addition, at December 31, 2010 and 2009, the company had liabilities of  $221 million and  $318 million, respectively, representing the fair value of derivative instruments that were previously designated in qualifying net investment hedging relationships, but were de-designated prior to December 31, 2010 and 2009, respectively; of these amounts  $221 million and  $94 million are expected to mature over the next 12 months, respectively. The notional amount of these instruments at December 31, 2010 and 2009 was  $1.6 billion and  $2.3 billion, respectively, including original and offsetting transactions.

Anticipated Royalties and Cost Transactions

The company’s operations generate significant nonfunctional currency, third-party vendor payments and intercompany payments for royalties and goods and services among the company’s non-U.S. subsidiaries and with the parent company. In anticipation of these foreign currency cash flows and in view of the volatility of the currency markets, the company selectively employs foreign exchange forward contracts to manage its currency risk. These forward contracts are accounted for as cash flow hedges. The maximum length of time over which the company is hedging its exposure to the variability in future cash flows is 3.9 years. At December 31, 2010 and 2009, the total notional amount of forward contracts designated as cash flow hedges of forecasted royalty and cost transactions was  $11.3 billion and  $18.7 billion, with a weighted-average remaining maturity of 0.8 years and 1.3 years, respectively.

At December 31, 2010 and 2009, in connection with cash flow hedges of anticipated royalties and cost transactions, the company recorded net losses of  $147 million and of  $718 million (before taxes), respectively, in accumulated other comprehensive income/(loss). Within these amounts  $249 million and  $427 million of losses, respectively, are expected to be reclassified to net income within the next 12 months, providing an offsetting economic impact against the underlying anticipated transactions.

Foreign Currency Denominated Borrowings

The company is exposed to exchange rate volatility on foreign currency denominated debt. To manage this risk, the company employs cross-currency swaps to convert fixed-rate foreign currency denominated debt to fixed-rate debt denominated in the functional currency of the borrowing entity. These swaps are accounted for as cash flow hedges. The maximum length of time over which the company is hedging its exposure to the variability in future cash flows is approximately three years. At December 31, 2010 and 2009, the total notional amount of cross-currency swaps designated as cash flow hedges of foreign currency denominated debt was  $0.2 billion and  $0.3 billion, respectively.

Subsidiary Cash and Foreign Currency Asset/Liability Management

The company uses its Global Treasury Centers to manage the cash of its subsidiaries. These centers principally use currency swaps to convert cash flows in a cost-effective manner. In addition, the company uses foreign exchange forward contracts to economically hedge, on a net basis, the foreign currency exposure of a portion of the company’s nonfunctional currency assets and liabilities. The terms of these forward and swap contracts are generally less than two years. The changes in the fair values of these contracts and of the underlying hedged exposures are generally offsetting and are recorded in other (income) and expense in the Consolidated Statement of Earnings. At December 31, 2010 and 2009, the total notional amount of derivative instruments in economic hedges of foreign currency exposure was  $13.0 billion and  $13.1 billion, respectively.

Equity Risk Management

The company is exposed to market price changes in certain broad market indices and in the company’s own stock primarily related to certain obligations to employees. These exposures are primarily related to market price movements in certain broad market indices and in the company’s own stock. Changes in the overall value of these employee compensation obligations are recorded in SG&A expense in the Consolidated Statement of Earnings. Although not designated as accounting hedges, the company utilizes derivatives, including equity swaps and futures, to economically hedge the exposures related to its employee compensation obligations. The derivatives are linked to the total return on certain broad market indices or the total return on the company’s common stock. They are recorded at fair value with gains or losses also reported in SG&A expense in the Consolidated Statement of Earnings. At December 31, 2010 and 2009, the total notional amount of derivative instruments in economic hedges of these compensation obligations was  $1.0 billion and  $0.8 billion, respectively.

Other Risks

The company may hold warrants to purchase shares of common stock in connection with various investments that are deemed derivatives because they contain net share or net cash settlement provisions. The company records the changes in the fair value of these warrants in other (income) and expense in the Consolidated Statement of Earnings. The company did not have any warrants qualifying as derivatives outstanding at December 31, 2010 and 2009.

The company is exposed to a potential loss if a client fails to pay amounts due under contractual terms. The company utilizes credit default swaps to economically hedge its credit exposures. These derivatives have terms of one year or less. The swaps are recorded at fair value with gains and losses reported in other (income) and expense in the Consolidated Statement of Earnings. The company did not have any derivative instruments relating to this program outstanding at December 31, 2010 and 2009.

The following tables provide a quantitative summary of the derivative and non-derivative instrument related risk management activity as of December 31, 2010 and 2009 as well as for the years ended December 31, 2010 and 2009, respectively:

Fair Values of Derivative Instruments in the Consolidated Statement of Financial Position

( $ in millions)

	Fair Value of Derivative Assets			Fair Value of Derivative Liabilities
	Designated	Not Designated		Designated	Not Designated
	as Hedging	as Hedging		as Hedging	as Hedging
At December 31, 2010:	Instruments	Instruments	Total	Instruments	Instruments	Total
Interest rate contracts:
Prepaid expenses and other current assets	$33	$—	$33	$—	$—	$—
Investments and sundry assets	514	—	514	—	—	—
Other liabilities	—	—	—	—	—	—

Foreign exchange contracts:
Prepaid expenses and other current assets	224	242	466	—	—	—
Investments and sundry assets	22	51	73	—	—	—
Other accrued expenses and liabilities	—	—	—	498	370	868
Other liabilities	—	—	—	135	—	135

Equity contracts:
Prepaid expenses and other current assets	—	12	12	—	—	—
Other accrued expenses and liabilities	—	—	—	—	3	3

Fair value of derivative assets and liabilities	$794	$305	$1,099	$633	$373	$1,006
Total debt designated as hedging instruments:
Short-term debt	N/A	N/A	N/A	$823	—	$823
Long-term debt	N/A	N/A	N/A	1,746	—	1,746
Total			$1,099			$3,576

N/A—not applicable

Fair Values of Derivative Instruments in the Consolidated Statement of Financial Position

( $ in millions)

	Fair Value of Derivative Assets			Fair Value of Derivative Liabilities
	Designated	Not designated		Designated	Not Designated
	as Hedging	as Hedging		as Hedging	as hedging
At December 31, 2009:	Instruments	Instruments	Total	Instruments	Instruments	Total
Interest rate contracts:
Prepaid expenses and other current assets	$43	$—	$43	$—	$—	$—
Investments and sundry assets	383	—	383	—	—	—
Other liabilities	—	—	—	2	—	2

Foreign exchange contracts:
Prepaid expenses and other current assets	74	151	225	—	—	—
Investments and sundry assets	156	26	182	—	—	—
Other accrued expenses and liabilities	—	—	—	602	304	906
Other liabilities	—	—	—	423	224	647

Equity contracts:
Prepaid expenses and other current assets	—	5	5	—	—	—
Other accrued expenses and liabilities	—	—	—	—	0	0

Fair value of derivative assets and liabilities	$656	$182	$838	$1,027	$528	$1,555
Total debt designated as hedging instruments:
Short-term debt	N/A	N/A	N/A	$1,440	—	$1,440
Long-term debt	N/A	N/A	N/A	2,618	—	2,618
Total			$838			$5,613

N/A—not applicable

The Effect of Derivative Instruments in the Consolidated Statement of Earnings

( $ in millions)

	Gain (Loss) Recognized in Earnings
	Consolidated
	Statement of	Recognized on		Attributable to Risk
	Earnings Line Item	Derivatives(1)		Being Hedged(2)
For the year ended December 31:		2010	2009	2010	2009
Derivative instruments in fair value hedges:
Interest rate contracts	Cost of financing	$241	$(172)	$(70)	$344
	Interest expense	160	(97)	(46)	193
Derivative instruments not designated as hedging instruments:(1)
Foreign exchange contracts	Other (income) and expense	299	(128)	N/A	N/A
Equity contracts	SG&A expense	105	177	N/A	N/A
Total		$805	$(219)	$(116)	$537

	Gain (Loss) Recognized in Earnings and Other Comprehensive Income
				Consolidated			(Ineffectiveness) and
	Effective Portion			Statement of	Effective Portion Reclassified		Amounts Excluded from
	Recognized in AOCI			Earnings Line Item	from AOCI to Earnings		Effectiveness Testing(3)
For the year ended December 31:	2010	2009			2010	2009	2010	2009
Derivative instruments in cash flow hedges:
Interest rate contracts	$—	$(0)		Interest expense	$(8)	$(13)	$—	$—
Foreign exchange contracts	371	(718)		Other (income) and expense	(54)	143	(4)	(3)
				Cost of sales	(92)	(49)	—	—
				SG&A expense	(49)	14	—	—
Instruments in net investment hedges(4):
Foreign exchange contracts	178	(162	)(5)	Interest expense	0	—	(3)	1
Total	$549	$(880)			$(203)	$94	$(7)	$(2)

Note: AOCI represents Accumulated other comprehensive income/(loss) in the Consolidated Statement of Changes in Equity.

(1)

The amount includes changes in clean fair values of the derivative instruments in fair value hedging relationships and the periodic accrual for coupon payments required under these derivative contracts.

(2)

The amount includes basis adjustments to the carrying value of the hedged item recorded during the period and amortization of basis adjustments recorded on de-designated hedging relationships during the period.

(3)	The amount of gain (loss) recognized in income represents ineffectiveness on hedge relationships.
(4)	Instruments in net investment hedges include derivative and non-derivative instruments.
(5)	Amount revised from the company’s 2009 Annual Report.

For the 12 months ending December 31, 2010, and 2009, there were no significant gains or losses recognized in earnings representing hedge ineffectiveness or excluded from the assessment of hedge effectiveness (for fair value hedges), or associated with an underlying exposure that did not or was not expected to occur (for cash flow hedges); nor are there any anticipated in the normal course of business.

Refer to Note A, “Significant Accounting Policies,” on pages 75 and 76 for additional information on the company’s use of derivative financial instruments.

Other Liabilities	12 Months Ended
Dec. 31, 2010
Other Liabilities
Other Liabilities

Note M.

Other Liabilities

( $ in millions)

At December 31:	2010	2009
Income tax reserves	$3,486	$3,627
Executive compensation accruals	1,302	1,160
Disability benefits	739	795
Derivatives liabilities	135	649
Special actions	399	441
Workforce reductions	406	409
Deferred taxes	378	470
Environmental accruals	249	245
Noncurrent warranty accruals	130	126
Asset retirement obligations	161	116
Other	841	781
Total	$8,226	$8,819

In response to changing business needs, the company periodically takes workforce reduction actions to improve productivity, cost competitiveness and to rebalance skills. The noncurrent contractually obligated future payments associated with these activities are reflected in the workforce reductions caption in the previous table.

In addition, the company executed certain special actions as follows: (1) the second quarter of 2005 associated with Global Services resources, primarily in Europe, (2) the fourth quarter of 2002 associated with the acquisition of the PricewaterhouseCoopers consulting business, (3) the second quarter of 2002 associated with the Microelectronics Division and the rebalancing of both the company’s workforce and leased space resources, (4) the 2002 actions associated with the hard disk drive business for reductions in resources, manufacturing capacity and space, (5) the actions taken in 1999, and (6) the actions that were executed prior to 1994.

The table below provides a roll forward of the current and noncurrent liabilities associated with these special actions. The current liabilities presented in the table are included in other accrued expenses and liabilities in the Consolidated Statement of Financial Position.

( $ in millions)

	Liability as of		Other	Liability as of
	Dec. 31, 2009	Payments	Adjustments*	Dec. 31, 2010
Current:
Workforce	$71	$(64)	$38	$45
Space	16	(18)	11	8
Other	—	—	—	—
Total Current	$87	$(82)	$48	$53
Noncurrent:
Workforce	$427	$—	$(32)	$395
Space	14	—	(10)	4
Total Noncurrent	$441	$—	$(42)	$399

* The other adjustments column in the table above principally includes the reclassification of noncurrent to current, foreign currency translation adjustments and interest accretion.

The workforce accruals primarily relate to terminated employees who are no longer working for the company who were granted annual payments to supplement their incomes in certain countries. Depending on the individual country’s legal requirements, these required payments will continue until the former employee begins receiving pension benefits or passes away. The space accruals are for ongoing obligations to pay rent for vacant space that could not be sublet or space that was sublet at rates lower than the committed lease arrangement. The length of these obligations varies by lease with the longest extending through 2014.

The company employs extensive internal environmental protection programs that primarily are preventive in nature. The company also participates in environmental assessments and cleanups at a number of locations, including operating facilities, previously owned facilities and Superfund sites. The company’s maximum exposure for all environmental liabilities cannot be estimated and no amounts have been recorded for non-ARO environmental liabilities that are not probable or estimable. The total amounts accrued for non-ARO environmental liabilities, including amounts classified as current in the Consolidated Statement of Financial Position, that do not reflect actual or anticipated insurance recoveries, were  $262 million and  $258 million at December 31, 2010 and 2009, respectively. Estimated environmental costs are not expected to materially affect the consolidated financial position or consolidated results of the company’s operations in future periods. However, estimates of future costs are subject to change due to protracted cleanup periods and changing environmental remediation regulations.

As of December 31, 2010, the company was unable to estimate the range of settlement dates and the related probabilities for certain asbestos remediation AROs. These conditional AROs are primarily related to the encapsulated structural fireproofing that is not subject to abatement unless the buildings are demolished and non-encapsulated asbestos that the company would remediate only if it performed major renovations of certain existing buildings. Because these conditional obligations have indeterminate settlement dates, the company could not develop a reasonable estimate of their fair values. The company will continue to assess its ability to estimate fair values at each future reporting date. The related liability will be recognized once sufficient additional information becomes available. The total amounts accrued for ARO liabilities, including amounts classified as current in the Consolidated Statement of Financial Position were  $176 million and  $126 million at December 31, 2010 and 2009, respectively.

Equity Activity	12 Months Ended
Dec. 31, 2010
Equity Activity
Equity Activity

Note N.

Equity Activity

The authorized capital stock of IBM consists of 4,687,500,000 shares of common stock with a  $.20 per share par value, of which 1,227,993,544 shares were outstanding at December 31, 2010 and 150,000,000 shares of preferred stock with a  $.01 per share par value, none of which were outstanding at December 31, 2010.

Stock Repurchases

The Board of Directors authorizes the company to repurchase IBM common stock. The company repurchased 117,721,650 common shares at a cost of  $15,419 million, 68,650,727 common shares at a cost of  $7,534 million and 89,890,347 common shares at a cost of  $10,563 million in 2010, 2009 and 2008, respectively. These amounts reflect transactions executed through December 31 of each year. Actual cash disbursements for repurchased shares may differ due to varying settlement dates for these transactions. At December 31, 2010,  $8,694 million of Board common stock repurchase authorization was still available. The company plans to purchase shares on the open market or in private transactions from time to time, depending on market conditions.

Other Stock Transactions

The company issued the following shares of common stock as part of its stock-based compensation plans and employee stock purchase plan: 34,783,386 shares in 2010, 30,034,808 shares in 2009 and 39,374,439 shares in 2008. The company issued 7,929,318 treasury shares in 2010, 6,408,265 treasury shares in 2009 and 5,882,800 treasury shares in 2008, as a result of exercises of stock options by employees of certain recently acquired businesses and by non-U.S. employees. Also, as part of the company’s stock-based compensation plans, 2,334,932 common shares at a cost of  $297 million, 1,550,846 common shares at a cost of  $161 million and 1,505,107 common shares at a cost of  $166 million in 2010, 2009 and 2008, respectively, were remitted by employees to the company in order to satisfy minimum statutory tax withholding requirements. These amounts are included in the treasury stock balance in the Consolidated Statement of Financial Position and the Consolidated Statement of Changes in Equity.

Accumulated Other Comprehensive Income/(Loss) (net of tax)

( $ in millions)

	Net Unrealized	Foreign	Net Change	Net Unrealized	Accumulated
	Gains/(Losses)	Currency	Retirement-	Gains/(Losses)	Other
	on Cash Flow	Translation	related	on Marketable	Comprehensive
	Hedge Derivatives	Adjustments*	Benefit Plans	Securities	Income/(Loss)
December 31, 2008	$74	$103	$(22,025)	$2	$(21,845)
Change for period	(556)	1,732	1,727	111	3,015
December 31, 2009	(481)	1,836	(20,297)	113	(18,830)
Change for period	385	643	(992)	51	87
December 31, 2010	$(96)	$2,478	$(21,289)	$164	$(18,743)

* Foreign currency translation adjustments are presented gross except for any associated hedges which are presented net of tax.

Contingencies and Commitments	12 Months Ended
Dec. 31, 2010
Contingencies and Commitments
Contingencies and Commitments

Note O.
Contingencies and Commitments

Contingencies

As a company with a substantial employee population and with clients in more than 170 countries, IBM is involved, either as plaintiff or defendant, in a variety of ongoing claims, demands, suits, investigations, tax matters and proceedings that arise from time to time in the ordinary course of its business. The company is a leader in the information technology industry and, as such, has been and will continue to be subject to claims challenging its IP rights and associated products and offerings, including claims of copyright and patent infringement and violations of trade secrets and other IP rights. In addition, the company enforces its own IP against infringement, through license negotiations, lawsuits or otherwise. Also, as is typical for companies of IBM’s scope and scale, the company is party to actions and proceedings in various jurisdictions involving a wide range of labor and employment issues (including matters related to contested employment decisions, country-specific labor and employment laws, and the company’s pension, retirement and other benefit plans), as well as actions with respect to contracts, product liability, securities, foreign operations, competition law and environmental matters. These actions may be commenced by a number of different parties, including competitors, partners, clients, current or former employees, government and regulatory agencies, stockholders and representatives of the locations in which the company does business. Some of the actions to which the company is party may involve particularly complex technical issues, and some actions may raise novel questions under the laws of the various jurisdictions in which these matters arise.

The following is a summary of the more significant legal matters involving the company.

The company is a defendant in an action filed on March 6, 2003 in state court in Salt Lake City, Utah by the SCO Group (SCO v. IBM). The company removed the case to Federal Court in Utah. Plaintiff is an alleged successor in interest to some of AT&T’s UNIX IP rights, and alleges copyright infringement, unfair competition, interference with contract and breach of contract with regard to the company’s distribution of AIX and Dynix and contribution of code to Linux. The company has asserted counterclaims, including breach of contract, violation of the Lanham Act, unfair competition, intentional torts, unfair and deceptive trade practices, breach of the General Public License that governs open source distributions, promissory estoppel and copyright infringement. Motions for summary judgment were heard in March 2007, and the court has not yet issued its decision. On September 14, 2007, plaintiff filed for bankruptcy protection, and all proceedings in this case were stayed. On August 25, 2009, the U.S. Bankruptcy Court for the District of Delaware approved the appointment of a Chapter 11 Trustee of SCO. The court in another suit, the SCO Group, Inc. v. Novell, Inc., held a trial in March 2010. The jury found that Novell is the owner of UNIX and UnixWare copyrights; the judge subsequently ruled that SCO is obligated to recognize Novell’s waiver of SCO’s claims against IBM and Sequent for breach of UNIX license agreements. In July 2010, SCO filed an appeal in connection with this matter.

On November 29, 2006, the company filed a lawsuit against Platform Solutions, Inc. (PSI) in the United States District Court for the Southern District of New York, alleging that PSI violated certain IP rights of IBM. PSI asserted counterclaims against IBM. On January 11, 2008, the court permitted T3 Technologies, a reseller of PSI computer systems, to intervene as a counterclaim-plaintiff. T3 claimed that IBM violated certain antitrust laws by refusing to license its patents and trade secrets to PSI and by tying the sales of its mainframe computers to its mainframe operating systems. On June 30, 2008, IBM acquired PSI. As a result of this transaction, IBM and PSI dismissed all claims against each other, and PSI withdrew a complaint it had filed with the European Commission in October 2007 with regard to IBM. On September 30, 2009, the court granted IBM’s motion for summary judgment and dismissed T3’s claims against IBM. This decision has been appealed by T3. In January 2009, T3 filed a complaint with the European Commission alleging that IBM violated European Union competition law based on the facts alleged in the above-referenced U.S. litigation involving T3. Complaints concerning competition matters were also filed with the European Commission in March 2010 by TurboHercules SAS and in late July 2010 by Neon Enterprise Software, LLC (Neon). IBM has been notified that the U.S. Department of Justice (DOJ) is investigating possible antitrust violations by IBM, and the DOJ has requested certain information, including the production of materials from the litigation between T3 and IBM. In July 2010, the European Commission notified the company that it has decided to initiate proceedings to further investigate IBM regarding possible infringements of European Union competition law.

The company is a defendant in an action filed on December 14, 2009 in the United States District Court for the Western District of Texas by Neon, alleging that the company has interfered with Neon’s efforts to license its zPrime software. It seeks damages and injunctive relief. In late January 2010, IBM filed its answer to Neon’s complaint and asserted counterclaims against Neon. The case is set for trial in June 2011.

The company is a defendant in an action filed on April 2, 2009 in the United States District Court for the Eastern District of Texas by Acqis LLC, which alleges that certain IBM products infringe certain patents relating generally to modular computing devices. Acqis seeks damages and injunctive relief. The trial began in mid-February 2011.

The company is a defendant in an action filed on February 5, 2010 in the United States District Court for the Eastern District of Virginia by TecSec, Inc., which alleges that certain IBM products infringe certain patents relating generally to encryption. TecSec seeks damages and injunctive relief. The case is set for trial in March 2011.

In January 2004, the Seoul District Prosecutors Office in South Korea announced it had brought criminal bid-rigging charges against several companies, including IBM Korea and LG IBM (a joint venture between IBM Korea and LG electronics, which has since been dissolved, effective January, 2005) and had also charged employees of some of those entities with, among other things, bribery of certain officials of government-controlled entities in Korea and bid rigging. IBM Korea and LG IBM cooperated fully with authorities in these matters. A number of individuals, including former IBM Korea and LG IBM employees, were subsequently found guilty and sentenced. IBM Korea and LG IBM were also required to pay fines. Debarment orders were imposed at different times, covering a period of no more than a year from the date of issuance, which barred IBM Korea from doing business directly with certain government-controlled entities in Korea. All debarment orders have since expired and when they were in force did not prohibit IBM Korea from selling products and services to business partners who sold to government-controlled entities in Korea. In addition, the U.S. Department of Justice and the SEC have both contacted the company in connection with this matter. In March 2008, the company received a request from the SEC for additional information.

The company is a defendant in numerous actions filed after January 1, 2008 in the Supreme Court for the State of New York, county of Broome, on behalf of hundreds of plaintiffs. The complaints allege numerous and different causes of action, including for negligence and recklessness, private nuisance and trespass. Plaintiffs in these cases seek medical monitoring and claim damages in unspecified amounts for a variety of personal injuries and property damages allegedly arising out of the presence of groundwater contamination and vapor intrusion of groundwater contaminants into certain structures in which plaintiffs reside or resided, or conducted business, allegedly resulting from the release of chemicals into the environment by the company at its former manufacturing and development facility in Endicott. These complaints also seek punitive damages in an unspecified amount. The first trial in these cases is set for March 2012.

The company is party to, or otherwise involved in, proceedings brought by U.S. federal or state environmental agencies under the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA), known as “Superfund,” or laws similar to CERCLA. Such statutes require potentially responsible parties to participate in remediation activities regardless of fault or ownership of sites. The company is also conducting environmental investigations, assessments or remediations at or in the vicinity of several current or former operating sites globally pursuant to permits, administrative orders or agreements with country, state or local environmental agencies, and is involved in lawsuits and claims concerning certain current or former operating sites.

The company is also subject to ongoing tax examinations and governmental assessments in various jurisdictions. Along with many other U.S. companies doing business in Brazil, the company is involved in various challenges with Brazilian authorities regarding non-income tax assessments and non-income tax litigation matters. These matters include claims for taxes on the importation of computer software. In November 2008, the company won a significant case in the Superior Chamber of the federal administrative tax court in Brazil, and in late July 2009, the company received written confirmation regarding this decision. The total potential amount related to the remaining matters for all applicable years is approximately  $650 million. The company believes it will prevail on these matters and that this amount is not a meaningful indicator of liability.

The company records a provision with respect to a claim, suit, investigation or proceeding when it is probable that a liability has been incurred and the amount of the loss can be reasonably estimated. Claims and proceedings are reviewed at least quarterly and provisions are taken or adjusted to reflect the impact and status of settlements, rulings, advice of counsel and other information pertinent to a particular matter. Any recorded liabilities, including any changes to such liabilities for the year ended December 31, 2010, were not material to the Consolidated Financial Statements. Based on its experience, the company believes that the damage amounts claimed in the matters previously referred to are not a meaningful indicator of the potential liability. Claims, suits, investigations and proceedings are inherently uncertain and it is not possible to predict the ultimate outcome of the matters previously discussed. While the company will continue to defend itself vigorously, it is possible that the company’s business, financial condition, results of operations or cash flows could be affected in any particular period by the resolution of one or more of these matters.

Whether any losses, damages or remedies finally determined in any such claim, suit, investigation or proceeding could reasonably have a material effect on the company’s business, financial condition, results of operations or cash flows will depend on a number of variables, including: the timing and amount of such losses or damages; the structure and type of any such remedies; the significance of the impact any such losses, damages or remedies may have in the Consolidated Financial Statements; and the unique facts and circumstances of the particular matter which may give rise to additional factors.

Commitments

The company’s extended lines of credit to third-party entities include unused amounts of  $3,415 million and  $3,576 million at December 31, 2010 and 2009, respectively. A portion of these amounts was available to the company’s business partners to support their working capital needs. In addition, the company has committed to provide future financing to its clients in connection with client purchase agreements for approximately  $2,825 million and  $2,788 million at December 31, 2010 and 2009, respectively.

The company has applied the guidance requiring a guarantor to disclose certain types of guarantees, even if the likelihood of requiring the guarantor’s performance is remote. The following is a description of arrangements in which the company is the guarantor.

The company is a party to a variety of agreements pursuant to which it may be obligated to indemnify the other party with respect to certain matters. Typically, these obligations arise in the context of contracts entered into by the company, under which the company customarily agrees to hold the other party harmless against losses arising from a breach of representations and covenants related to such matters as title to assets sold, certain IP rights, specified environmental matters, third-party performance of nonfinancial contractual obligations and certain income taxes. In each of these circumstances, payment by the company is conditioned on the other party making a claim pursuant to the procedures specified in the particular contract, the procedures of which typically allow the company to challenge the other party’s claims. While typically indemnification provisions do not include a contractual maximum on the company’s payment, the company’s obligations under these agreements may be limited in terms of time and/or nature of claim, and in some instances, the company may have recourse against third parties for certain payments made by the company.

It is not possible to predict the maximum potential amount of future payments under these or similar agreements due to the conditional nature of the company’s obligations and the unique facts and circumstances involved in each particular agreement. Historically, payments made by the company under these agreements have not had a material effect on the company’s business, financial condition or results of operations.

In addition, the company guarantees certain loans and financial commitments. The maximum potential future payment under these financial guarantees was  $48 million and  $85 million at December 31, 2010 and 2009, respectively. The fair value of the guarantees recognized in the Consolidated Statement of Financial Position is not material.

Taxes	12 Months Ended
Dec. 31, 2010
Taxes
Taxes

Note P.
Taxes

( $ in millions)

For the year ended December 31:	2010	2009	2008
Income before income taxes:
U.S. operations	$9,140	$9,524	$8,424
Non-U.S. operations	10,583	8,614	8,291
Total income before income taxes	$19,723	$18,138	$16,715

The provision for income taxes by geographic operations is as follows:

( $ in millions)

For the year ended December 31:	2010	2009	2008
U.S. operations	$2,000	$2,427	$2,348
Non-U.S. operations	2,890	2,286	2,033
Total provision for income taxes	$4,890	$4,713	$4,381

The components of the provision for income taxes by taxing jurisdiction are as follows:

( $ in millions)

For the year ended December 31:	2010	2009	2008
U.S. federal:
Current	$190	$473	$338
Deferred	1,015	1,341	1,263
	1,205	1,814	1,601
U.S. state and local:
Current	279	120	216
Deferred	210	185	205
	489	305	421
Non-U.S.:
Current	3,127	2,347	1,927
Deferred	69	247	432
	3,196	2,594	2,359
Total provision for income taxes	4,890	4,713	4,381
Provision for social security, real estate, personal property and other taxes	4,018	3,986	4,076
Total taxes included in net income	$8,908	$8,699	$8,457

A reconciliation of the statutory U.S. federal tax rate to the company’s effective tax rate is as follows:

For the year ended December 31:	2010	2009	2008
Statutory rate	35%	35%	35%
Foreign tax differential	(10)	(9)	(8)
State and local	2	1	1
Other	(2)	(1)	(2)
Effective rate	25%	26%	26%

In the fourth quarter of 2010, the Internal Revenue Service (IRS) concluded its examination of the company’s income tax returns for 2006 and 2007 and issued a final Revenue Agent’s Report (RAR). The company has agreed with all of the adjustments in the RAR with the exception of proposed adjustments relating to the valuation of certain IP. The company disagrees with the IRS on these specific matters and intends to contest the proposed adjustments through the IRS appeals process and the courts, if necessary. The company has redetermined its unrecognized tax benefits, including all similar items in open tax years, based on the agreed and disputed adjustments contained in the RAR and associated information and analysis.

The 2010 effective tax rate benefited by 6.4 points from the completion of the IRS examination discussed above including associated reserve redeterminations. In addition, the effective tax rate also benefited from the utilization of foreign tax credits as well as the company’s geographic mix of pre-tax income and incentives.

These benefits were partially offset by the 2010 tax charges related to certain intercompany payments made by foreign subsidiaries, tax impacts of certain business restructuring transactions and the tax costs associated with the intercompany licensing of certain IP.

The net impact of the above items is primarily reflected as part of the foreign tax differential.

The effect of tax law changes on deferred tax assets and liabilities did not have a material impact on the company’s effective tax rate.

The significant components of deferred tax assets and liabilities that are recorded in the Consolidated Statement of Financial Position were as follows:

Deferred Tax Assets

( $ in millions)

At December 31:	2010	2009
Retirement benefits	$4,131	$3,921
Share-based and other compensation	1,570	1,853
Deferred income	1,080	847
Domestic tax loss/credit carryforwards	948	859
Foreign tax loss/credit carryforwards	758	680
Bad debt, inventory and warranty reserves	564	605
Depreciation	470	485
Capitalized research and development	291	539
Other	1,486	1,999
Gross deferred tax assets	11,298	11,788
Less: valuation allowance	795	812
Net deferred tax assets	$10,503	$10,976

Deferred Tax Liabilities

( $ in millions)

At December 31:	2010	2009
Leases	$1,950	$2,129
Depreciation	1,223	1,138
Goodwill and intangible assets	909	639
Software development costs	638	409
Retirement benefits	338	389
Other	1,114	874
Gross deferred tax liabilities	$6,172	$5,578

For income tax return purposes, the company has foreign and domestic loss carryforwards, the tax effect of which is  $909 million, as well as domestic and foreign credit carryforwards of  $797 million. Substantially all of these carryforwards are available for at least two years or are available for 10 years or more.

The valuation allowance at December 31, 2010 principally applies to certain foreign, state and local loss carryforwards that, in the opinion of management, are more likely than not to expire unutilized. However, to the extent that tax benefits related to these carryforwards are realized in the future, the reduction in the valuation allowance will reduce income tax expense. The year-to-year change in the allowance balance was a decrease of  $17 million.

The amount of unrecognized tax benefits at December 31, 2010 increased by  $503 million in 2010 to  $5,293 million. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

( $ in millions)

	2010	2009	2008
Balance at January 1	$4,790	$3,898	$3,094
Additions based on tax positions related to the current year	1,054	554	1,481
Additions for tax positions of prior years	1,768	634	747
Reductions for tax positions of prior years (including impacts due to a lapse in statute)	(1,659)	(277)	(1,209)
Settlements	(660)	(19)	(215)
Balance at December 31	$5,293	$4,790	$3,898

The additions to unrecognized tax benefits related to the current and prior years are primarily attributable to non-U.S. issues, certain tax incentives and credits, acquisition related matters and state issues. The settlements and reductions to unrecognized tax benefits for tax positions of prior years are primarily related to non-U.S. audits and to the conclusion of the IRS examination of the company’s income tax returns for 2006 and 2007 discussed above, as well as impacts due to lapses in statutes of limitation.

In April 2010, the company appealed the determination of a non-U.S. local taxing authority with respect to certain foreign tax losses. The tax benefit of these losses, approximately  $1,475 million, has been included in unrecognized tax benefits within 2010 additions for tax positions of prior years. This amount includes the portion of these losses that had been utilized against a prior year liability. As this amount was disallowed and a tax payment made in the first quarter of 2010 it has also been included as part of the settlements amount for 2010. No final determination has been reached on this matter.

The liability at December 31, 2010 of  $5,293 million can be reduced by  $444 million of offsetting tax benefits associated with the correlative effects of potential transfer pricing adjustments, state income taxes and timing adjustments. The net amount of  $4,849 million, if recognized, would favorably affect the company’s effective tax rate. The net amounts at December 31, 2009 and 2008 were  $4,213 million and  $3,366 million, respectively.

Interest and penalties related to income tax liabilities are included in income tax expense. During the year ended December 31, 2010, the company recognized a  $15 million benefit in interest expense and penalties; in 2009, the company recognized  $193 million in interest expense and penalties, and in 2008, the company recognized  $96 million in interest expense and penalties. The company has  $374 million for the payment of interest and penalties accrued at December 31, 2010 and had  $479 million accrued at December 31, 2009.

Within the next 12 months, the company believes it is reasonably possible that the total amount of unrecognized tax benefits associated with certain positions may be reduced. The company expects that certain U.S. federal, foreign and state issues may be concluded in the next 12 months. The company estimates that the unrecognized tax benefits at December 31, 2010 could be reduced by  $280 million.

With limited exception, the company is no longer subject to U.S. federal, state and local or non-U.S. income tax audits by taxing authorities for years through 2004. The years subsequent to 2004 contain matters that could be subject to differing interpretations of applicable tax laws and regulations as it relates to the amount and/or timing of income, deductions and tax credits. Although the outcome of tax audits is always uncertain, the company believes that adequate amounts of tax and interest have been provided for any adjustments that are expected to result for these years.

During the fourth quarter of 2008, the IRS concluded its examination of the company’s income tax returns for 2004 and 2005 and issued a final RAR. The company has agreed with all of the adjustments contained in the RAR, with the exception of a proposed adjustment, with a pre-tax amount in excess of  $2 billion, relating to valuation matters associated with the intercompany transfer of certain IP in 2005 and computational issues related to certain tax credits. The company disagrees with the IRS position on these specific matters, and in March 2009 filed a protest with the IRS Appeals Office. No final determination has been reached on these matters.

It is expected that the audit of the company’s 2008 and 2009 U.S. income tax returns will commence in the first quarter of 2011.

The company has not provided deferred taxes on  $31.1 billion of undistributed earnings of non-U.S. subsidiaries at December 31, 2010, as it is the company’s policy to indefinitely reinvest these earnings in non-U.S. operations. However, the company periodically repatriates a portion of these earnings to the extent that it does not incur an additional U.S. tax liability. Quantification of the deferred tax liability, if any, associated with indefinitely reinvested earnings is not practicable.

Research, Development and Engineering	12 Months Ended
Dec. 31, 2010
Research, Development and Engineering.
Research, Development and Engineering

Note Q.

Research, Development and Engineering

RD&E expense was  $6,026 million in 2010,  $5,820 million in 2009 and  $6,337 million in 2008.

The company incurred expense of  $5,720 million,  $5,523 million and  $6,015 million in 2010, 2009 and 2008, respectively, for scientific research and the application of scientific advances to the development of new and improved products and their uses, as well as services and their application. Within these amounts, software-related expense was  $3,028 million,  $2,991 million and  $3,359 million in 2010, 2009 and 2008, respectively. In addition, included in the expense was a charge of  $24 million in 2008 for acquired IPR&D.

Expense for product-related engineering was  $306 million,  $297 million and  $322 million in 2010, 2009 and 2008, respectively.

Earnings Per Share of Common Stock	12 Months Ended
Dec. 31, 2010
Earnings Per Share of Common Stock
Earnings Per Share of Common Stock

Note R.

Earnings Per Share of Common Stock

The following table presents the computation of basic and diluted earnings per share of common stock.

For the year ended December 31:	2010	2009	2008
Weighted-average number of shares on which earnings per share calculations are based:
Basic:	1,268,789,202	1,327,157,410	1,369,367,069
Add—incremental shares under stock-based compensation plans	16,189,053	12,258,864	16,617,801
Add—incremental shares associated with contingently issuable shares	2,377,133	1,936,480	1,812,328
Assuming dilution	1,287,355,388	1,341,352,754	1,387,797,198

( $ in millions except per share amounts)
Net income on which basic earnings per share is calculated	$14,833	$13,425	$12,334
Less—net income applicable to contingently issuable shares	0	—	1
Net income on which diluted earnings per share is calculated	$14,833	$13,425	$12,333
Earnings/(loss) per share of common stock:
Assuming dilution	$11.52	$10.01	$8.89
Basic	$11.69	$10.12	$9.02

Stock options to purchase 612,272 common shares in 2009 and 42,981,463 common shares in 2008 were outstanding, but were not included in the computation of diluted earnings per share because the exercise price of the options was greater than the average market price of the common shares for the applicable full year, and therefore, the effect would have been antidilutive.

Rental Expense and Lease Commitments	12 Months Ended
Dec. 31, 2010
Rental Expense and Lease Commitments
Rental Expense and Lease Commitments

Note S.

Rental Expense and Lease Commitments

Rental expense, including amounts charged to inventories and fixed assets, and excluding amounts previously reserved, was  $1,727 million in 2010,  $1,677 million in 2009 and  $1,681 million in 2008. Rental expense in agreements with rent holidays and scheduled rent increases is recorded on a straight-line basis over the lease term. Contingent rentals are included in the determination of rental expense as accruable. The table below depicts gross minimum rental commitments under noncancelable leases, amounts related to vacant space associated with infrastructure reductions and special actions taken through 1994, and in 1999, 2002 and 2005 (previously reserved), sublease income commitments and capital lease commitments. These amounts reflect activities primarily related to office space, as well as manufacturing facilities.

( $ in millions)

	2011	2012	2013	2014	2015	Beyond 2015
Operating lease commitments:
Gross minimum rental commitments (including vacant space below)	$1,521	$1,184	$917	$732	$518	$638
Vacant space	$46	$24	$6	$6	$5	$3
Sublease income commitments	$40	$21	$12	$8	$5	$7
Capital lease commitments	$25	$21	$45	$8	$8	$5

Stock-Based Compensation	12 Months Ended
Dec. 31, 2010
Stock-Based Compensation
Stock-Based Compensation

Note T.

Stock-Based Compensation

Stock-based compensation cost is measured at grant date, based on the fair value of the award, and is recognized over the employee requisite service period. See note A, “Significant Accounting Policies,” on page 74 for additional information.

The following table presents total stock-based compensation cost included in the Consolidated Statement of Earnings.

( $ in millions)

For the year ended December 31:	2010	2009	2008
Cost	$94	$94	$116
Selling, general and administrative	488	417	484
Research, development and engineering	48	47	58
Other (income) and expense*	(1)	—	—
Pre-tax stock-based compensation cost	629	558	659
Income tax benefits	(240)	(221)	(224)
Total stock-based compensation cost	$389	$337	$435

*                 Reflects the one-time effects of the sale of the Product Lifecycle Management activities.

Total unrecognized compensation cost related to non-vested awards at December 31, 2010 and 2009 was  $1,044 million and  $1,082 million, respectively, and is expected to be recognized over a weighted-average period of approximately 2.5 years.

There was no significant capitalized stock-based compensation cost at December 31, 2010, 2009 and 2008.

Incentive Awards

Stock-based incentive awards are provided to employees under the terms of the company’s long-term performance plans (the “Plans”). The Plans are administered by the Executive Compensation and Management Resources Committee of the Board of Directors (the “Committee”). Awards available under the Plans principally include stock options, restricted stock units, performance share units or any combination thereof. The non-management members of the IBM Board of Directors also received stock options under a director stock option plan through December 31, 2006. The director stock option plan was terminated effective January 1, 2007.

The amount of shares originally authorized to be issued under the company’s existing Plans was 274.1 million at December 31, 2010. In addition, certain incentive awards granted under previous plans, if and when those awards were canceled, could be reissued under the company’s existing Plans. As such, 66.2 million additional awards were considered authorized to be issued under the company’s existing Plans as of December 31, 2010. There were 130.7 million unused shares available to be granted under the Plans as of December 31, 2010.

Under the company’s long-standing practices and policies, all awards are approved prior to or on the date of grant. The exercise price of at-the-money stock options is the average of the high and low market price on the date of grant. The options approval process specifies the individual receiving the grant, the number of options or the value of the award, the exercise price or formula for determining the exercise price and the date of grant. All awards for senior management are approved by the Committee. All awards for employees other than senior management are approved by senior management pursuant to a series of delegations that were approved by the Committee, and the grants made pursuant to these delegations are reviewed periodically with the Committee. Awards that are given as part of annual total compensation for senior management and other employees are made on specific cycle dates scheduled in advance. With respect to awards given in connection with promotions or new hires, the company’s policy requires approval of such awards prior to the grant date, which is typically the date of the promotion or the date of hire.

Stock Options

Stock options are awards which allow the employee to purchase shares of the company’s stock at a fixed price. Stock options are granted at an exercise price equal to the company stock price on the date of grant. These awards, which generally vest 25 percent per year, are fully vested four years from the date of grant and have a contractual term of 10 years. The company also had a stock-based program (“the Buy-First Program”) under the Plans for its senior executives, designed to drive improved performance and increase the ownership executives have in the company. These executives had the opportunity to receive at-the-money stock options by agreeing to defer a certain percentage of their annual incentive compensation into IBM equity, where it was held for three years or until retirement. In 2005, this program was expanded to cover all executives of the company. Options under this program became fully vested three years from the date of grant and had a contractual term of 10 years. The Buy-First Program was discontinued on December 31, 2006.

The company estimates the fair value of stock options at the date of grant using the Black-Scholes valuation model. Key inputs and assumptions used to estimate the fair value of stock options include the grant price of the award, the expected option term, volatility of the company’s stock, the risk-free rate and the company’s dividend yield. Estimates of fair value are not intended to predict actual future events or the value ultimately realized by employees who receive equity awards, and subsequent events are not indicative of the reasonableness of the original estimates of fair value made by the company.

During the years ended December 31, 2010, 2009 and 2008, the company did not grant stock options.

The following table summarizes option activity under the Plans during the years ended December 31, 2010, 2009 and 2008.

	2010		2009		2008
	Wtd. Avg.	No. of Shares	Wtd. Avg.	No. of Shares	Wtd. Avg.	No. of Shares
	Exercise Price	Under Option	Exercise Price	Under Option	Exercise Price	Under Option
Balance at January 1	$98	73,210,457	$102	119,307,170	$100	157,661,257
Options exercised	134	(33,078,316)	120	(28,100,192)	91	(36,282,000)
Options canceled/expired	108	(934,413)	127	(17,996,521)	109	(2,072,087)
Balance at December 31	$94	39,197,728	$98	73,210,457	$102	119,307,170
Exercisable at December 31	$94	39,197,728	$98	72,217,126	$102	114,445,381

The shares under option at December 31, 2010 were in the following exercise price ranges:

	Options Outstanding and Exercisable
				Wtd. Avg.
	Wtd. Avg.	Number	Aggregate	Remaining
	Exercise	of Shares	Intrinsic	Contractual
Exercise Price Range	Price	Under Option	Value	Life (in years)
$61–85	$77	12,169,508	$846,212,907	2.3
$86– $105	98	18,978,978	932,730,564	3.0
$106 and over	112	8,049,242	279,500,723	1.3
	$94	39,197,728	$2,058,444,194	2.4

In connection with various acquisition transactions, there was an additional 1.1 million stock-based awards, consisting of stock options and restricted stock units, outstanding at December 31, 2010, as a result of the company’s assumption of stock-based awards previously granted by the acquired entities. The weighted-average exercise price of these awards was  $58 per share.

Exercises of Employee Stock Options

The total intrinsic value of options exercised during the years ended December 31, 2010, 2009 and 2008 was  $1,072 million,  $639 million and  $1,073 million, respectively. The total cash received from employees as a result of employee stock option exercises for the years ended December 31, 2010, 2009 and 2008 was approximately  $3,347 million,  $2,744 million and  $3,320 million, respectively. In connection with these exercises, the tax benefits realized by the company for the years ended December 31, 2010, 2009 and 2008 were  $351 million,  $243 million and  $356 million, respectively.

The company settles employee stock option exercises primarily with newly issued common shares and, occasionally, with treasury shares. Total treasury shares held at December 31, 2010 and 2009 were approximately 934 million and 822 million shares, respectively.

Stock Awards

In lieu of stock options, the company currently grants its employees stock awards. These awards are made in the form of Restricted Stock Units (RSUs), including Retention Restricted Stock Units (RRSUs), or Performance Share Units (PSUs).

The tables below summarize RSU and PSU activity under the Plans during the years ended December 31, 2010, 2009 and 2008.

RSUs

	2010		2009		2008
	Wtd. Avg.	Number	Wtd. Avg.	Number	Wtd. Avg.	Number
	Grant Price	of Units	Grant Price	of Units	Grant Price	of Units
Balance at January 1	$102	13,405,654	$100	12,397,515	$94	11,887,746
RSUs granted	122	3,459,303	105	4,432,449	107	4,587,011
RSUs released	98	(5,102,951)	99	(2,748,613)	88	(3,526,580)
RSUs canceled/forfeited	105	(565,560)	101	(675,697)	98	(550,662)
Balance at December 31	$110	11,196,446	$102	13,405,654	$100	12,397,515

PSUs

	2010		2009		2008
	Wtd. Avg.	Number	Wtd. Avg.	Number	Wtd. Avg.	Number
	Grant Price	of Units	Grant Price	of Units	Grant Price	of Units
Balance at January 1	$107	3,476,737	$102	3,078,694	$93	2,783,823
PSUs granted at target	117	1,239,468	101	1,568,129	119	1,058,381
Additional shares earned above target*	103	463,913	83	396,794	91	275,190
PSUs released	103	(1,486,484)	83	(1,440,099)	91	(860,705)
PSUs canceled/forfeited	108	(44,346)	111	(126,781)	102	(177,995)
Balance at December 31**	$111	3,649,288	$107	3,476,737	$102	3,078,694

*                 Represents additional shares issued to employees after vesting of PSUs because final performance metrics exceeded specified targets.

**          Represents the number of shares expected to be issued based on achievement of grant date performance targets. The actual number of shares issued depends on the company’s performance against specified targets over the vesting period.

RSUs are stock awards granted to employees that entitle the holder to shares of common stock as the award vests, typically over a one- to five-year period. The fair value of the awards is determined and fixed on the grant date based on the company’s stock price. RSUs granted to employees prior to January 1, 2008 are considered participating securities as they receive non-forfeitable dividend equivalents at the same rate as common stock. Any unvested awards that contain these rights are included in computing earnings per share pursuent to the two-class method. For RSUs awarded on or after January 1, 2008, dividend equivalents were not paid. The fair value of such RSUs is determined and fixed on the grant date based on the company’s stock price adjusted for the exclusion of dividend equivalents.

The remaining weighted-average contractual term of RSUs at December 31, 2010, 2009 and 2008 is the same as the period over which the remaining cost of the awards will be recognized, which is approximately three years. The fair value of RSUs granted during the years ended December 31, 2010, 2009 and 2008 was  $421 million,  $467 million and  $490 million, respectively. The total fair value of RSUs vested and released during the years ended December 31, 2010, 2009 and 2008 was  $503 million,  $272 million and  $311 million, respectively. As of December 31, 2010, 2009 and 2008, there was  $865 million,  $892 million and  $863 million, respectively, of unrecognized compensation cost related to non-vested RSUs. The company received no cash from employees as a result of employee vesting and release of RSUs for the years ended December 31, 2010, 2009 and 2008. In January 2011, the company announced that it plans to grant equity awards valued at  $1 thousand each to about 400,000 non-executive employees in the second quarter of 2011. These awards would be made under the Plans and would vest in December 2015.

PSUs are stock awards where the number of shares ultimately received by the employee depends on the company’s performance against specified targets and typically vest over a three-year period. The fair value of each PSU is determined on the grant date, based on the company’s stock price, and assumes that performance targets will be achieved. Over the performance period, the number of shares of stock that will be issued is adjusted upward or downward based upon the probability of achievement of performance targets. The ultimate number of shares issued and the related compensation cost recognized as expense will be based on a comparison of the final performance metrics to the specified targets. The fair value of PSUs granted during the years ended December 31, 2010, 2009 and 2008 was  $145 million,  $159 million and  $126 million, respectively. Total fair value of PSUs vested and released during the years ended December 31, 2010, 2009 and 2008 was  $153 million,  $120 million and  $78 million, respectively.

In connection with vesting and release of RSUs and PSUs, the tax benefits realized by the company for the years ended December 31, 2010, 2009 and 2008 were  $293 million,  $156 million and  $165 million, respectively.

IBM Employees Stock Purchase Plan

The company maintains a non-compensatory Employees Stock Purchase Plan (ESPP). The ESPP enables eligible participants to purchase full or fractional shares of IBM common stock at a five-percent discount off the average market price on the day of purchase through payroll deductions of up to 10 percent of eligible compensation. Eligible compensation includes any compensation received by the employee during the year. The ESPP provides for offering periods during which shares may be purchased and continues as long as shares remain available under the ESPP, unless terminated earlier at the discretion of the Board of Directors. Individual ESPP participants are restricted from purchasing more than  $25,000 of common stock in one calendar year or 1,000 shares in an offering period.

Employees purchased 2.4 million, 3.2 million and 3.5 million shares under the ESPP during the years ended December 31, 2010, 2009 and 2008, respectively. Cash dividends declared and paid by the company on its common stock also include cash dividends on the company stock purchased through the ESPP. Dividends are paid on full and fractional shares and can be reinvested in the ESPP. The company stock purchased through the ESPP is considered outstanding and is included in the weighted-average outstanding shares for purposes of computing basic and diluted earnings per share.

Approximately 7.2 million, 9.6 million and 12.8 million shares were available for purchase under the ESPP at December 31, 2010, 2009 and 2008, respectively.

Retirement-Related Benefits	12 Months Ended
Dec. 31, 2010
Retirement-Related Benefits
Retirement-Related Benefits

Note U.

Retirement-Related Benefits

Description of Plans

IBM sponsors defined benefit pension plans and defined contribution plans that cover substantially all regular employees, a supplemental retention plan that covers certain U.S. executives and nonpension postretirement benefit plans primarily consisting of retiree medical and dental benefits for eligible retirees and dependents.

U.S. Plans

Defined Benefit Pension Plans

IBM Personal Pension Plan

IBM provides U.S. regular, full-time and part-time employees hired prior to January 1, 2005 with noncontributory defined benefit pension benefits via the IBM Personal Pension Plan. Prior to 2008, the IBM Personal Pension Plan consisted of a tax qualified (qualified) plan and a non-tax qualified (nonqualified) plan. Effective January 1, 2008, the nonqualified plan was renamed the Excess Personal Pension Plan (Excess PPP) and the qualified plan is now referred to as the Qualified PPP. The combined plan is now referred to as the PPP. The Qualified PPP is funded by company contributions to an irrevocable trust fund, which is held for the sole benefit of participants and beneficiaries. The Excess PPP, which is unfunded, provides benefits in excess of IRS limitations for qualified plans.

Benefits provided to the PPP participants are calculated using benefit formulas that vary based on the participant. Pension benefits are calculated using one of two methods based upon specified criteria used to determine each participant’s eligibility. The first method uses a five-year, final pay formula that determines benefits based on salary, years of service, mortality and other participant-specific factors. The second method is a cash balance formula that calculates benefits using a percentage of employees’ annual salary, as well as an interest crediting rate.

Benefit accruals under the IBM Personal Pension Plan ceased December 31, 2007 for all participants.

U.S. Supplemental Executive Retention Plan

The company also sponsors a nonqualified U.S. Supplemental Executive Retention Plan (Retention Plan). The Retention Plan, which is unfunded, provides benefits to eligible U.S. executives based on average earnings, years of service and age at termination of employment. Effective July 1, 1999, the company replaced the then effective Retention Plan with the current Retention Plan. Some participants in the previous Retention Plan will still be eligible for benefits under that prior plan if those benefits are greater than the benefits provided under the current plan.

Benefit accruals under the Retention Plan ceased December 31, 2007 for all participants.

Defined Contribution Plans

IBM 401(k) Plus Plan

U.S. regular, full-time and part-time employees are eligible to participate in the IBM 401(k) Plus Plan, which is a qualified defined contribution plan under section 401(k) of the Internal Revenue Code. Effective January 1, 2008, under the IBM 401(k) Plus Plan, eligible employees receive a dollar-for-dollar match of their contributions up to 6 percent of eligible compensation for those hired prior to January 1, 2005, and up to 5 percent of eligible compensation for those hired on or after January 1, 2005. In addition, eligible employees receive automatic contributions from the company equal to 1, 2 or 4 percent of eligible compensation based on their eligibility to participate in the PPP as of December 31, 2007. Employees receive automatic contributions and matching contributions after the completion of one year of service. Further, through June 30, 2009, IBM contributed transition credits to eligible participants’ 401(k) Plus Plan accounts. The amount of the transition credits was based on a participant’s age and service as of June 30, 1999.

Prior to January 1, 2008, the company match equaled 50 percent of the first 6 percent of eligible compensation that participants contributed to the plan for those hired before January 1, 2005, and 100 percent of the first 6 percent contributed for those hired after December 31, 2004.

The company’s matching contributions vest immediately and participants are always fully vested in their own contributions. All contributions, including the company match, are made in cash and invested in accordance with participants’ investment elections. There are no minimum amounts that must be invested in company stock, and there are no restrictions on transferring amounts out of company stock to another investment choice, other than excessive trading rules applicable to such investments.

IBM Excess 401(k) Plus Plan

Effective January 1, 2008, the company replaced the IBM Executive Deferred Compensation Plan, an unfunded, nonqualified, defined contribution plan, with the IBM Excess 401(k) Plus Plan (Excess 401(k)), an unfunded, nonqualified defined contribution plan. Employees who are eligible to participate in the 401(k) Plus Plan and whose eligible compensation is expected to exceed the IRS compensation limit for qualified plans are eligible to participate in the Excess 401(k). The purpose of the Excess 401(k) is to provide benefits that would be provided under the qualified IBM 401(k) Plus Plan if the compensation limits did not apply.

Amounts deferred into the Excess 401(k) are recordkeeping (notional) accounts and are not held in trust for the participants. Participants in the Excess 401(k) may invest their notional accounts in the primary investment options available to all employees through the 401(k) Plus Plan. Participants in the Excess 401(k) are also eligible to receive company match and automatic contributions on eligible compensation deferred into the Excess 401(k) and on compensation earned in excess of the Internal Revenue Code pay limit once they have completed one year of service. Through June 30, 2009, eligible participants also received transition credits. Amounts deferred into the Excess 401(k), including company contributions are recorded as liabilities in the Consolidated Statement of Financial Position.

Nonpension Postretirement Benefit Plan

U.S. Nonpension Postretirement Plan

The company sponsors a defined benefit nonpension postretirement benefit plan that provides medical and dental benefits to eligible U.S. retirees and eligible dependents, as well as life insurance for eligible U.S. retirees. Effective July 1, 1999, the company established a Future Health Account (FHA) for employees who were more than five years from retirement eligibility. Employees who were within five years of retirement eligibility are covered under the company’s prior retiree health benefits arrangements. Under either the FHA or the prior retiree health benefit arrangements, there is a maximum cost to the company for retiree health benefits.

Since January 1, 2004, new hires, as of that date or later, are not eligible for company subsidized postretirement benefits.

Non-U.S. Plans

Most subsidiaries and branches outside the United States sponsor defined benefit and/or defined contribution plans that cover substantially all regular employees. The company deposits funds under various fiduciary-type arrangements, purchases annuities under group contracts or provides reserves for these plans. Benefits under the defined benefit plans are typically based either on years of service and the employee’s compensation (generally during a fixed number of years immediately before retirement) or on annual credits. The range of assumptions that are used for the non-U.S. defined benefit plans reflect the different economic environments within the various countries.

In addition, certain of the company’s non-U.S. subsidiaries sponsor nonpension postretirement benefit plans that provide medical and dental benefits to eligible non-U.S. retirees and eligible dependents, as well as life insurance for certain eligible non-U.S. retirees. However, most non-U.S. retirees are covered by local government-sponsored and -administered programs.

Plan Financial Information

Summary of Financial Information

The following table presents a summary of the total retirement-related benefits net periodic (income)/cost recorded in the Consolidated Statement of Earnings.

( $ in millions)

	U.S. Plans			Non-U.S. Plans			Total
For the year ended December 31:	2010	2009	2008	2010	2009	2008	2010	2009	2008
Defined benefit pension plans	$(949)	$(919)	$(948)	$541	$521	$402	$(408)	$(398)	$(546)
Retention Plan	14	13	13	—	—	—	14	13	13
Total defined benefit pension plans (income)/cost	$(935)	$(906)	$(936)	$541	$521	$402	$(394)	$(384)	$(534)
IBM 401(k) Plus Plan and Non-U.S. plans	$882	$946	$1,034	$527	$478	$540	$1,409	$1,424	$1,574
Excess 401(k)	20	26	36	—	—	—	20	26	36
Total defined contribution plans cost	$902	$972	$1,069	$527	$478	$540	$1,430	$1,450	$1,609
Nonpension postretirement benefit plans cost	$281	$292	$310	$66	$58	$53	$347	$350	$363
Total retirement-related benefits net periodic cost	$248	$358	$443	$1,134	$1,057	$996	$1,382	$1,415	$1,439

The following table presents a summary of the total projected benefit obligation (PBO) for defined benefit pension plans, accumulated postretirement benefit obligation (APBO) for nonpension postretirement benefit plans (benefit obligations), fair value of plan assets and the associated funded status recorded in the Consolidated Statement of Financial Position.

( $ in millions)

	Benefit Obligations		Fair Value of Plan Assets		Funded Status*
At December 31:	2010	2009	2010	2009	2010	2009
U.S. Plans:
Overfunded plans:
Qualified PPP	$49,663	$46,910	$50,259	$47,269	$596	$359
Underfunded plans:
Excess PPP	1,360	1,195	—	—	(1,360)	(1,195)
Retention Plan	271	249	—	—	(271)	(249)
Nonpension postretirement benefit plan	5,123	5,100	35	33	(5,088)	(5,067)
Total underfunded U.S. plans	$6,753	$6,545	$35	$33	$(6,718)	$(6,512)
Non-U.S. Plans:
Overfunded plans:
Qualified defined benefit pension plans	$22,625	$14,032	$25,096	$16,673	$2,471	$2,641
Nonpension postretirement benefit plans	8	7	9	8	1	1
Total overfunded non-U.S. plans	$22,633	$14,039	$25,105	$16,681	$2,472	$2,642
Underfunded plans:
Qualified defined benefit pension plans	$14,507	$21,521	$10,626	$17,633	$(3,881)	$(3,888)
Nonqualified defined benefit pension plans	5,452	5,755	—	—	(5,452)	(5,755)
Nonpension postretirement benefit plans	864	760	111	96	(753)	(664)
Total underfunded non-U.S. plans	$20,823	$28,036	$10,737	$17,729	$(10,086)	$(10,307)
Total overfunded plans	$72,296	$60,949	$75,364	$63,950	$3,068	$3,001
Total underfunded plans	$27,576	$34,581	$10,772	$17,762	$(16,804)	$(16,819)

*    Funded status is recognized in the Consolidated Statement of Financial Position as follows: Asset amounts as prepaid pension assets; (Liability) amounts as compensation and benefits (current liability) and retirement and nonpension postretirement benefit obligations (noncurrent liability).

At December 31, 2010, the company’s qualified defined benefit pension plans worldwide were 99 percent funded compared to the benefit obligations, with the U.S. qualified PPP 101 percent funded. Overall, including nonqualifed plans, the company’s defined benefit pension plans were 92 percent funded, an improvement of 1 point from the year-end 2009 position.

Defined Benefit Pension and Nonpension Postretirement Benefit Plan Financial Information

The following tables through page 117 represent financial information for the company’s retirement-related benefit plans, excluding defined contribution plans. The defined benefit pension plans within the U.S. Plans consists of the Qualified PPP, the Excess PPP and the Retention Plan. Defined benefit pension plans within the Non-U.S. Plans consists of all plans sponsored by the company’s subsidiaries. The nonpension postretirement benefit plan in the U.S. Plan represents the U.S. Nonpension Postretirement Benefit Plan. Nonpension postretirement benefit plans within Non-U.S. Plans consist of all plans sponsored by the company’s subsidiaries.

The tables below present the components of net periodic (income)/cost of the company’s retirement-related benefit plans recognized in Consolidated Statement of Earnings, excluding defined contribution plans.

( $ in millions)

	Defined Benefit Pension Plans
	U.S. Plans			Non-U.S. Plans
For the year ended December 31:	2010	2009	2008	2010	2009	2008
Service cost	$—	$—	$—	$508	$585	$660
Interest cost	2,601	2,682	2,756	1,841	1,898	2,042
Expected return on plan assets	(4,017)	(4,009)	(3,978)	(2,461)	(2,534)	(2,725)
Amortization of transition assets	—	—	—	(0)	(0)	(0)
Amortization of prior service costs/(credits)	10	10	(7)	(174)	(126)	(129)
Recognized actuarial losses	471	411	291	712	624	612
Curtailments and settlements	1	—	2	27	(126)	(139)
Multi-employer plan/other costs	—	—	—	89	200	82
Total net periodic (income)/cost	$(935)	$(906)	$(936)	$541	$521	$402

( $ in millions)

	Nonpension Postretirement Benefit Plans
	U.S. Plan			Non-U.S. Plans
For the year ended December 31:	2010	2009	2008	2010	2009	2008
Service cost	$33	$41	$55	$9	$10	$10
Interest cost	262	289	312	59	51	53
Expected return on plan assets	—	—	(8)	(9)	(8)	(10)
Amortization of transition assets	—	—	—	0	0	0
Amortization of prior service costs/(credits)	(14)	(39)	(62)	(5)	(6)	(7)
Recognized actuarial losses	—	—	9	12	11	14
Curtailments and settlements	—	—	3	—	—	(6)
Total net periodic cost	$281	$292	$310	$66	$58	$53

The following table presents the changes in benefit obligations and plan assets of the company’s retirement-related benefit plans, excluding defined contribution plans.

( $ in millions)

	Defined Benefit Pension Plans				Nonpension Postretirement Benefit Plans
	U.S. Plans		Non-U.S. Plans*		U.S. Plan		Non-U.S. Plans
	2010	2009	2010	2009	2010	2009	2010	2009
Change in benefit obligation:
Benefit obligation at January 1	$48,354	$48,756	$41,308	$39,171	$5,100	$5,224	$767	$608
Service cost	—	—	508	585	33	41	9	10
Interest cost	2,601	2,682	1,841	1,898	262	289	59	51
Plan participants’ contributions	—	—	57	58	235	228	—	—
Acquisitions/divestitures, net	—	—	(75)	(58)	—	—	1	(2)
Actuarial losses/(gains)	3,573	155	1,656	506	123	(65)	32	14
Benefits paid from trust	(3,145)	(3,144)	(1,957)	(1,855)	(641)	(646)	(7)	(6)
Direct benefit payments	(92)	(94)	(457)	(464)	(5)	(25)	(25)	(23)
Foreign exchange impact	—	—	(225)	1,920	—	—	37	111
Medicare subsidy	—	—	—	—	16	52	—	—
Plan amendments/curtailments/settlements	1	—	(73)	(454)	—	—	0	4
Benefit obligation at December 31	$51,293	$48,354	$42,584	$41,308	$5,123	$5,100	$872	$767
Change in plan assets:
Fair value of plan assets at January 1	$47,269	$45,918	$34,305	$29,164	$33	$113	$104	$79
Actual return on plan assets	6,135	4,496	2,983	4,030	0	(1)	17	8
Employer contributions	—	—	801	1,195	408	338	0	1
Acquisitions/divestitures, net	—	—	(10)	(29)	(0)	—	(0)	—
Plan participants’ contributions	—	—	57	58	235	228	—	—
Benefits paid from trust	(3,145)	(3,144)	(1,957)	(1,855)	(641)	(646)	(7)	(6)
Foreign exchange impact	—	—	(396)	1,710	—	—	6	23
Plan amendments/curtailments/settlements	—	—	(61)	33	—	—	—	(1)
Fair value of plan assets at December 31	$50,259	$47,269	$35,722	$34,305	$35	$33	$120	$104
Funded status at December 31	$(1,034)	$(1,085)	$(6,861)	$(7,003)	$(5,088)	$(5,067)	$(752)	$(663)
Accumulated benefit obligation**	$51,293	$48,354	$41,630	$40,339	N/A	N/A	N/A	N/A

*    Excludes a defined benefit pension plan in Brazil due to restrictions on the use of plan assets imposed by governmental regulations.

**  Represents the benefit obligation assuming no future participant compensation increases.

N/A––Not applicable

The following table presents the net funded status recognized in the Consolidated Statement of Financial Position.

( $ in millions)

	Defined Benefit Pension Plans				Nonpension Postretirement Benefit Plans
	U.S. Plans		Non-U.S. Plans		U.S. Plan		Non-U.S. Plans
At December 31:	2010	2009	2010	2009	2010	2009	2010	2009
Prepaid pension assets	$596	$359	$2,471	$2,641	$0	$—	$1	$1
Current liabilities––Compensation and benefits	(94)	(91)	(289)	(326)	(421)	(425)	(22)	(24)
Noncurrent liabilities––Retirement and nonpension postretirement benefit obligations	(1,536)	(1,353)	(9,044)	(9,318)	(4,667)	(4,642)	(731)	(640)
Funded status––net	$(1,034)	$(1,085)	$(6,861)	$(7,003)	$(5,088)	$(5,067)	$(752)	$(663)

The table on page 117 presents the pre-tax net loss and prior service costs/(credits) and transition (assets)/liabilities recognized in other comprehensive income/(loss) and the changes in the pre-tax net loss, prior service costs/(credits) and transition (assets)/liabilities recognized in accumulated other comprehensive income/(loss) for the retirement-related benefit plans.

( $ in millions)

	Defined Benefit Pension Plans				Nonpension Postretirement Benefit Plans
	U.S. Plans		Non-U.S. Plans		U.S. Plan		Non-U.S. Plans
For the year ended December 31:	2010	2009	2010	2009	2010	2009	2010	2009
Net loss at January 1	$14,880	$15,623	$17,172	$18,898	$397	$454	$167	$155
Current period loss/(gain)	1,456	(332)	1,130	(1,107)	96	(57)	24	24
Curtailments and settlements	—	—	(10)	6	—	—	—	—
Amortization of net loss included in net periodic (income)/cost	(471)	(411)	(712)	(624)	—	—	(12)	(11)
Net loss at December 31	$15,865	$14,880	$17,580	$17,172	$492	$397	$180	$167
Prior service costs/(credits) at January 1	$159	$168	$(1,104)	$(980)	$(14)	$(53)	$(19)	$(21)
Current period prior service costs/(credits)	—	—	(28)	(370)	—	—	(0)	(5)
Curtailments and settlements	—	—	—	120	—	—	—	—
Amortization of prior service (costs)/credits included in net periodic (income)/cost	(10)	(10)	174	126	14	39	5	6
Prior service costs/(credits) at December 31	$149	$159	$(958)	$(1,104)	$—	$(14)	$(14)	$(19)
Transition (assets)/liabilities at January 1	$—	$—	$(1)	$(1)	$—	$—	$1	$1
Amortization of transition assets/(liabilities) included in net periodic (income)/cost	—	—	0	0	—	—	(0)	0
Transition (assets)/liabilities at December 31	$—	$—	$(0)	$(1)	$—	$—	$1	$1
Total loss recognized in Accumulated other comprehensive income/(loss)*	$16,014	$15,038	$16,621	$16,067	$492	$382	$167	$148

*                 See note N,”Equity Activity,” on page 103 for the total change in the accumulated other comprehensive income/(loss) and the Consolidated Statement of Changes in Equity for the components of net periodic (income)/cost, including the related tax effects, recognized in other comprehensive income/(loss) for the retirement-related benefit plans.

The following table presents the pre-tax estimated net loss, estimated prior service costs/(credits) and estimated transition (assets)/ liabilities of the retirement-related benefit plans that will be amortized from accumulated other comprehensive income/(loss) into net periodic (income)/cost and recorded in the Consolidated Statement of Earnings in 2011.

( $ in millions)

	Defined		Nonpension Post-
	Benefit Pension Plans		retirement Benefit Plans
	U.S. Plans	Non-U.S. Plans	U.S. Plan	Non-U.S. Plans
Net loss	$844	$972	$—	$13
Prior service costs/(credits)	9	(171)	—	(4)
Transition (assets)/liabilities	—	(0)	—	—

During the year ended December 31, 2010, the company paid  $22 million for mandatory pension insolvency insurance coverage premiums in certain non-U.S. countries (Germany, Canada, Luxembourg and the U.K.), a decrease of  $118 million from the year ended December 31, 2009, driven by a decline in insolvency claims. Premiums were significantly higher during 2009 due to the increased level of insolvencies experienced by other companies as a result of the economic crisis.

No significant amendments of retirement-related benefit plans occurred during the year ended December 31, 2010 that had a material effect in the Consolidated Statement of Earnings.

During the year ended December 31, 2009, the company approved changes to the United Kingdom Pension Plan which included ending benefit accruals under this plan effective April 2011. As a result of this action, the company recorded a curtailment gain of  $124 million included in 2009 net periodic (income)/cost and reduced the PBO by  $85 million. The company also amended its cash balance and defined contribution plans in Japan to reduce overall benefits for active participants for future years of service. This amendment resulted in a decrease in the PBO of  $359 million and had no impact on 2009 net periodic (income)/cost.

During the year ended December 31, 2008, the IBM Board of Directors approved a pension adjustment for certain U.S. retirees and beneficiaries in the PPP. This adjustment provided a pension increase to approximately 42,000 IBM retirees who retired before January 1, 1997. This adjustment resulted in an increase in the PBO of  $222 million and had no impact on 2008 net periodic (income)/cost.

During the year ended December 31, 2008, the company terminated one of its defined benefit pension plans in Japan that resulted in a settlement gain of  $140 million which was recorded as part of 2008 net periodic (income)/cost and, also resulted in a decrease in the PBO of  $157 million.

Assumptions Used to Determine Plan Financial Information

Underlying both the measurement of benefit obligations and net periodic (income)/cost are actuarial valuations. These valuations use participant-specific information such as salary, age and years of service, as well as certain assumptions, the most significant of which include estimates of discount rates, expected return on plan assets, rate of compensation increases, interest crediting rates and mortality rates. The company evaluates these assumptions, at a minimum, annually, and makes changes as necessary.

The table below presents the assumptions used to measure the net periodic (income)/cost and the year-end benefit obligations for retirement-related benefit plans.

	Defined Benefit Pension Plans
	U.S. Plans			Non-U.S. Plans
For the year ended December 31:	2010	2009	2008	2010	2009	2008
Weighted-average assumptions used to measure net periodic (income)/cost for the year ended December 31:
Discount rate	5.60%	5.75%	6.00%	4.84%	4.89%	5.06%
Expected long-term returns on plan assets	8.00%	8.00%	8.00%	6.56%	6.73%	6.86%
Rate of compensation increase*	N/A	N/A	N/A	2.92%	3.09%	3.23%
Weighted-average assumptions used to measure benefit obligations at December 31:
Discount rate	5.00%	5.60%	5.75%	4.33%	4.84%	4.89%
Rate of compensation increase*	N/A	N/A	N/A	2.37%	2.92%	3.09%

*            Rate of compensation increase is not applicable to the U.S. defined benefit pension plans as benefit accruals ceased December 31, 2007 for all participants.

N/A–Not applicable

	Nonpension Postretirement Benefit Plans
	U.S. Plan			Non-U.S. Plans
For the year ended December 31:	2010	2009	2008	2010	2009	2008
Weighted-average assumptions used to measure net periodic cost for the year ended December 31:
Discount rate	5.40%	5.75%	6.00%	7.92%	7.36%	7.13%
Expected long-term returns on plan assets	N/A	N/A	3.02%	9.16%	9.19%	9.04%
Weighted-average assumptions used to measure benefit obligations at December 31:
Discount rate	4.80%	5.40%	5.75%	7.75%	7.92%	7.36%

N/A–Not applicable

Discount Rate

The discount rate assumptions used for retirement-related benefit plans accounting reflect the yields available on high-quality, fixed income debt instruments at the measurement date. For the U.S. discount rate assumptions, a portfolio of high-quality corporate bonds is used to construct a yield curve. The cash flows from the company’s expected benefit obligation payments are then matched to the yield curve to derive the discount rates. In the non-U.S., where the markets for high-quality long-term bonds are not generally as well developed, a portfolio of long-term government bonds is used as a base, to which a credit spread is added to simulate corporate bond yields at these maturities in the jurisdiction of each plan, as the benchmark for developing the respective discount rates.

For the U.S. defined benefit pension plans, the changes in the discount rate assumptions impacted the net periodic (income)/cost and the PBO. The changes in the discount rate assumptions resulted in a decrease in 2010 net periodic income of  $40 million, a decrease in 2009 net periodic income of  $70 million and an increase in 2008 net periodic income of  $67 million. The changes in the discount rate assumptions resulted in an increase in the PBO of  $2,943 million and  $703 million at December 31, 2010 and 2009, respectively.

For the nonpension postretirement benefit plans, the changes in the discount rate assumptions had no material impact on net periodic cost for the years ended December 31, 2010, 2009 and 2008 and resulted in an increase in the APBO of  $240 million and  $140 million at December 31, 2010 and 2009, respectively.

Expected Long-Term Returns on Plan Assets

Expected returns on plan assets, a component of net periodic (income)/cost, represent the expected long-term returns on plan assets based on the calculated market-related value of plan assets. Expected long-term returns on plan assets take into account long- term expectations for future returns and the investment policies and strategies as described on page 120. These rates of return are developed by the company, calculated using an arithmetic average and are tested for reasonableness against historical returns. The use of expected long-term returns on plan assets may result in recognized pension income that is greater or less than the actual returns of those plan assets in any given year. Over time, however, the expected long-term returns are designed to approximate the actual long-term returns, and therefore result in a pattern of income and cost recognition that more closely matches the pattern of the services provided by the employees. Differences between actual and expected returns are recognized as a component of net loss or gain in accumulated other comprehensive income/(loss), which is amortized as a component of net periodic (income)/cost over the service lives or life expectancy of the plan participants, depending on the plan, provided such amounts exceed certain thresholds provided by accounting standards. The market-related value of plan assets recognizes changes in the fair value of plan assets systematically over a five-year period in the expected return on plan assets line in net periodic (income)/cost.

For the U.S. defined benefit pension plan, the Qualified PPP, the expected long-term rate of return on plan assets of 8.00 percent remained constant for the years ended December 31, 2010, 2009 and 2008 and, consequently, had no incremental impact on net periodic (income)/cost.

For the nonpension postretirement benefit plans, the company maintains a nominal, highly liquid trust fund balance to ensure timely payments are made. As a result, for the years ended December 31, 2010, 2009 and 2008, the expected long-term return on plan assets and the actual return on those assets were not material.

Rate of Compensation Increases and Mortality Rate

The rate of compensation increases is determined by the company, based upon its long-term plans for such increases. The rate of compensation increase is not applicable to the U.S. defined benefit pension plans as benefit accruals ceased December 31, 2007 for all participants. Mortality rate assumptions are based on life expectancy and death rates for different types of participants. Mortality rates are periodically updated based on actual experience.

Interest Crediting Rate

Benefits for certain participants in the PPP are calculated using a cash balance formula. An assumption underlying this formula is an interest crediting rate, which impacts both net periodic (income)/ cost and the PBO. This assumption provides a basis for projecting the expected interest rate that participants will earn on the benefits that they are expected to receive in the following year and is based on the average from August to October of the one-year U.S. Treasury Constant Maturity yield plus one percent.

For the PPP, the change in the interest crediting rate to 1.4 percent for the year ended December 31, 2010, from 2.8 percent for the year ended December 31, 2009, resulted in an increase in 2010 net periodic income of  $62 million. The change in the interest crediting rate to 2.8 percent for the year ended December 31, 2009, from 5.2 percent for the year ended December 31, 2008, resulted in an increase in 2009 net periodic income of  $151 million. The change in the interest crediting rate to 5.2 percent for the year ended December 31, 2008, from 6.0 percent for the year ended December 31, 2007, resulted in an increase in 2008 net periodic income of  $65 million.

Healthcare Cost Trend Rate

For nonpension postretirement benefit plan accounting, the company reviews external data and its own historical trends for healthcare costs to determine the healthcare cost trend rates. However, the healthcare cost trend rate has an insignificant effect on plan costs and obligations as a result of the terms of the plan which limit the company’s obligation to the participants. The company assumes that the healthcare cost trend rate for 2011 will be 7.5 percent. In addition, the company assumes that the same trend rate will decrease to 5 percent over the next three years. A one percentage point increase or decrease in the assumed healthcare cost trend rate would not have a material effect on 2010, 2009 and 2008 net periodic cost or the benefit obligations as of December 31, 2010 and 2009.

Healthcare Legislation

The expected effects of the U.S. healthcare reform legislation enacted in March 2010 were incorporated into the remeasurement of the U.S. nonpension postretirement benefit plan at December 31, 2010. The impact was insignificant as a result of the terms of the plan which limit the company’ obligation to the participants.

Plan Assets

Retirement-related benefit plan assets are recognized and measured at fair value as described in note A, “Significant Accounting Policies,” on page 76. Because of the inherent uncertainty of valuations, these fair value measurements may not necessarily reflect the amounts the company could realize in current market transactions.

Investment Policies and Strategies

The investment objectives of the Qualified PPP portfolio are designed to generate returns that will enable the plan to meet its future obligations. The precise amount for which these obligations will be settled depends on future events, including the retirement dates and life expectancy of the plans’ participants. The obligations are estimated using actuarial assumptions, based on the current economic environment and other pertinent factors described on page 118. The Qualified PPP portfolio’s investment strategy balances the requirement to generate returns, using potentially higher yielding assets such as equity securities, with the need to control risk in the portfolio with less volatile assets, such as fixed-income securities. Risks include, among others, inflation, volatility in equity values and changes in interest rates that could cause the plan to become underfunded, thereby increasing its dependence on contributions from the company. To mitigate any potential concentration risk, careful consideration is given to balancing the portfolio among industry sectors, companies and geographies, taking into account interest rate sensitivity, dependence on economic growth, currency and other factors that affect investment returns. As a result, the Qualified PPP portfolio’s target allocation is 46 percent equity securities, 44 percent fixed income securities, 5 percent real estate and 5 percent other investments, which is consistent with the allocation decisions made by the company’s management and is similar to the prior year target allocation. The table on page 121 details the actual allocation of equity, fixed income, real estate and all other types of investments for the Qualified PPP portfolio.

The assets are managed by professional investment firms and investment professionals who are employees of the company. They are bound by investment mandates determined by the company’s management and are measured against specific benchmarks. Among these managers, consideration is given, but not limited to, balancing security concentration, issuer concentration, investment style and reliance on particular active and passive investment strategies.

Market liquidity risks are tightly controlled, with only a limited target percentage of the Qualified PPP portfolio invested in private market assets consisting of private equities and private real estate investments, which are less liquid than publicly traded securities. As of December 31, 2010, the Qualified PPP portfolio had  $2,909 million in commitments for future investments in private markets to be made over a number of years. These commitments are expected to be funded from plan assets.

Derivatives are used on a limited basis as an effective means to achieve investment objectives and/or as a component of the plan’s risk management strategy. The primary reasons for the use of derivatives are fixed income management, including duration, interest rate management and credit exposure, cash equitization and as a means to gain exposure to the currency and commodities markets.

Outside the U.S., the investment objectives are similar to those described above, subject to local regulations. The weighted average target allocation for the non-U.S. plans is 47 percent equity securities, 46 percent fixed income securities, 2 percent real estate and 5 percent other investments, which is consistent with the allocation decisions made by the company’s management and is similar to the prior year weighted average target allocation. The table on page 121 details the actual allocations of equity, fixed income, real estate and all other types of investments for non-U.S. plans. In some countries, a higher percentage allocation to fixed income securities is required. In others, the responsibility for managing the investments typically lies with a board that may include up to 50 percent of members elected by employees and retirees. This can result in slight differences compared with the strategies previously described. Generally, these non-U.S. plans do not invest in illiquid assets and their use of derivatives is usually limited to currency hedging, adjusting portfolio durations and reducing specific market risks. There was no significant change in the investment strategies of these plans during either 2010 or 2009.

The company’s nonpension postretirement benefit plans are underfunded or unfunded. For some plans, the company maintains a nominal, highly liquid trust fund balance to ensure timely benefit payments.

Defined Benefit Pension Plan assets

The following table presents the company’s defined benefit pension plans’ asset classes and their associated fair value at December 31, 2010. The U.S. Plan consists of the Qualified PPP and the Non-U.S. Plans consist of all plans sponsored by the company’s subsidiaries.

( $ in millions)

	U.S. Plan				Non-U.S. Plans
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Equity:
Equity securities(a)	$16,407	$54	$—	$16,460	$7,903	$—	$—	$7,903
Equity commingled/mutual funds(b)(c)	27	1,829	—	1,856	276	9,252	—	9,527
Fixed income:
Government and related(d)	—	12,743	—	12,743	—	7,574	—	7,574
Corporate bonds	—	6,721	—	6,721	—	1,252	11	1,263
Mortgage and asset-backed securities	—	1,147	56	1,202	—	45	—	45
Fixed income commingled/mutual funds(b)(e)	252	662	221	1,136	75	6,993	—	7,068
Insurance contracts	—	—	—	—	—	1,095	—	1,095
Cash and short-term investments(f)	244	2,000	—	2,244	147	254	—	401
Hedge funds	—	953	624	1,577	—	—	—	—
Private equity(g)	—	—	4,251	4,251	—	—	176	176
Private real estate(g)	—	—	2,634	2,634	—	—	533	533
Derivatives(h)	31	9	—	40	11	131	—	142
Other commingled/mutual funds(b)(i)	—	—	—	—	—	28	—	28
Subtotal	16,960	26,117	7,786	50,863	8,411	26,623	720	35,755
Other(j)	—	—	—	(603)	—	—	—	(33)
Fair value of plan assets	$16,960	$26,117	$7,786	$50,259	$8,411	$26,623	$720	$35,722

(a)          Represents U.S. and international securities. The U.S. Plan includes IBM common stock of  $122 million, representing 0.2 percent of the U.S. Plan assets. Non-U.S. Plans include IBM common stock of  $32 million, representing 0.1 percent of the non-U.S. Plans assets.

(b)         Commingled funds represent pooled institutional investments.

(c)          Invests in predominantly equity securities.

(d)         Includes debt issued by national, state and local governments and agencies.

(e)          Invests in predominantly fixed income securities.

(f)            Includes cash and cash equivalents and short-term marketable securities.

(g)         Includes limited partnerships and venture capital partnerships.

(h)         Primarily includes interest rate derivatives and, to a lesser extent, forwards, exchange traded and other over-the-counter derivatives.

(i)             Invests in both equity and fixed income securities.

(j)             Represents net unsettled transactions, relating primarily to purchases and sales of plan assets.

The U.S. nonpension postretirement benefit plan assets of  $35 million were invested in cash, categorized as Level 1 in the fair value hierarchy. The non-U.S. nonpension postretirement benefit plan assets of  $120 million, primarily in Brazil, and, to a lesser extent, in Mexico and South Africa, were invested primarily in government and related fixed income securities, categorized as Level 2 in the fair value hierarchy.

The following table presents the company’s defined benefit pension plans’ asset classes and their associated fair value at December 31, 2009. The U.S. Plan consists of the Qualified PPP and the Non-U.S. Plans consist of all plans sponsored by the company’s subsidiaries.

( $ in millions)

	U.S. Plan				Non-U.S. Plans
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Equity:
Equity securities(a)	$15,205	$56	$—	$15,261	$7,012	$—	$—	$7,012
Equity commingled/mutual funds(b)(c)	303	1,085	26	1,413	386	8,923	—	9,309
Fixed income:
Government and related(d)	—	10,880	—	10,880	—	6,231	—	6,231
Corporate bonds	—	7,264	—	7,264	—	1,467	—	1,467
Mortgage and asset-backed securities	—	1,403	37	1,440	—	21	—	21
Fixed income commingled/mutual funds(b)(e)	369	1,064	192	1,625	45	6,835	—	6,880
Insurance contracts	—	1	—	1	—	1,143	—	1,143
Cash and short-term investments(f)	243	2,460	—	2,703	98	236	—	333
Hedge funds	—	214	587	800	—	—	—	—
Private equity(g)	—	—	3,877	3,877	—	—	93	93
Private real estate(g)	—	—	2,247	2,247	—	—	492	492
Derivatives(h)	18	(221)	—	(203)	62	(7)	—	55
Other commingled/mutual funds(b)(i)	—	(0)	—	—	—	1,190	—	1,190
Subtotal	16,138	24,205	6,964	47,308	7,602	26,038	585	34,226
Other(j)	—	—	—	(39)	—	—	—	80
Fair value of plan assets	$16,138	$24,205	$6,964	$47,269	$7,602	$26,038	$585	$34,305

(a)   Represents U.S. and international securities. The U.S. Plan includes IBM common stock of  $122 million, representing 0.3 percent of the U.S. Plan assets. Non-U.S. Plans include IBM common stock of  $45 million, representing 0.1 percent of the non-U.S. Plans assets.

(b)   Commingled funds represent pooled institutional investments.

(c)   Invests in predominantly equity securities.

(d)   Includes debt issued by national, state and local governments and agencies.

(e)   Invests in predominantly fixed income securities.

(f)    Includes cash and cash equivalents and short-term marketable securities.

(g)   Includes limited partnerships and venture capital partnerships.

(h)   Primarily includes interest rate derivatives and, to a lesser extent, forwards, exchange traded and other over-the-counter derivatives.

(i)    Invests in both equity and fixed income securities.

(j)    Represents net unsettled transactions, relating primarily to purchases and sales of plan assets.

The U.S. nonpension postretirement benefit plan assets of  $33 million were invested in fixed income commingled/mutual funds, categorized as Level 1 in the fair value hierarchy. The non-U.S. nonpension postretirement benefit plan assets of  $104 million, primarily in Brazil, and, to a lesser extent, in Mexico and South Africa, were invested primarily in government and related fixed income securities, categorized as Level 2 in the fair value hierarchy.

The following tables present the reconciliation of the beginning and ending balances of Level 3 assets for the years ended December 31, 2010 and 2009 for the U.S. Plan:

( $ in millions)

	Equity		Mortgage and	Fixed Income
	Commingled/		Asset-Backed	Commingled/	Hedge	Private	Private
	Mutual Funds		Securities	Mutual Funds	Funds	Equity	Real Estate	Total
Balance at January 1, 2010	$26		$37	$192	$587	$3,877	$2,247	$6,964
Return on assets held at end of year	24		3	30	45	829	123	1,054
Return on assets sold during the year	(0)		0	—	3	(153)	16	(133)
Purchases, sales and settlements, net	139		11	—	(11)	(302)	248	85
Transfers, net	(188	)*	4	—	—	—	—	(184)
Balance at December 31, 2010	$—		$56	$221	$624	$4,251	$2,634	$7,786

*       During the year ended December 31, 2010, the fund hired an independent administrator responsible for valuing the fund. As a result of this action the asset was transferred from Level 3 to Level 2.

( $ in millions)

	Equity	Mortgage and	Fixed Income
	Commingled/	Asset-Backed	Commingled/	Hedge	Private	Private
	Mutual Funds	Securities	Mutual Funds	Funds	Equity	Real Estate	Total
Balance at January 1, 2009	$—	$47	$180	$513	$3,169	$2,698	$6,607
Return on assets held at end of year	1	11	11	80	575	(634)	44
Return on assets sold during the year	—	1	—	2	14	(98)	(81)
Purchases, sales and settlements, net	25	(7)	—	(8)	118	281	408
Transfers, net	—	(14)	—	—	—	—	(14)
Balance at December 31, 2009	$26	$37	$192	$587	$3,877	$2,247	$6,964

The following tables present the reconciliation of the beginning and ending balances of Level 3 assets for the years ended December 31, 2010 and 2009 for the non-U.S. Plans:

( $ in millions)

	Corporate	Private	Private
	Bonds	Equity	Real Estate	Total
Balance at January 1, 2010	$—	$93	$492	$585
Return on assets held at end of year	(0)	14	41	55
Return on assets sold during the year	—	3	(3)	0
Purchases, sales and settlements, net	4	69	9	82
Transfers, net	7	(0)	—	7
Foreign exchange impact	0	(3)	(6)	(8)
Balance at December 31, 2010	$11	$176	$533	$720

( $ in millions)

	Private	Private
	Equity	Real Estate	Total
Balance at January 1, 2009	$64	$429	$494
Return on assets held at end of year	(10)	(10)	(19)
Return on assets sold during the year	—	—	1
Purchases, sales and settlements, net	32	27	59
Transfers, net	—	—	—
Foreign exchange impact	6	46	51
Balance at December 31, 2009	$93	$492	$585

Valuation Techniques

The following is a description of the valuation techniques used to measure plan assets at fair value. There were no changes in valuation techniques during 2010 and 2009.

Equity securities are valued at the closing price reported on the stock exchange on which the individual securities are traded. IBM common stock is valued at the closing price reported on the New York Stock Exchange. Equity commingled/mutual funds are typically valued using the net asset value (NAV) provided by the administrator of the fund and reviewed by the company. The NAV is based on the value of the underlying assets owned by the fund, minus liabilities and divided by the number of shares or units outstanding. These assets are classified as Level 1, Level 2 or Level 3 depending on availability of quoted market prices.

The fair value of fixed income securities is typically estimated using pricing models, quoted prices of securities with similar characteristics or discounted cash flows and are generally classified as Level 2. If available, they are valued using the closing price reported on the major market on which the individual securities are traded.

Cash includes money market accounts that are valued at their cost plus interest on a daily basis, which approximates fair value. Short-term investments represent securities with original maturities of one year or less. These assets are classified as Level 1 or Level 2.

Private equity and private real estate partnership valuations require significant judgment due to the absence of quoted market prices, the inherent lack of liquidity and the long-term nature of such assets. These assets are initially valued at cost and are reviewed periodically utilizing available and relevant market data to determine if the carrying value of these assets should be adjusted. These investments are classified as Level 3. The valuation methodology is applied consistently from period to period.

Exchange traded derivatives are valued at the closing price reported on the exchange on which the individual securities are traded, while forward contracts are valued using a mid-close price. Over-the-counter derivatives are typically valued using pricing models. The models require a variety of inputs, including, for example, yield curves, credit curves, measures of volatility and foreign exchange rates. These assets are classified as Level 1 or Level 2 depending on availability of quoted market prices.

Expected Contributions

Defined Benefit Pension Plans

It is the company’s general practice to fund amounts for pensions sufficient to meet the minimum requirements set forth in applicable employee benefits laws and local tax laws. From time to time, the company contributes additional amounts as it deems appropriate.

The company contributed  $865 million and  $1,252 million in cash to non-U.S. plans, including non-U.S. multi-employer plans, during the years ended December 31, 2010 and 2009, respectively.

In 2011, the company is not legally required to make any contributions to the U.S. defined benefit pension plans. However, depending on market conditions, or other factors, the company may elect to make discretionary contributions to the Qualified PPP during the year.

The Pension Protection Act of 2006 (the Act), enacted into law in 2006, is a comprehensive reform package that, among other provisions, increases pension funding requirements for certain U.S. defined benefit plans, provides guidelines for measuring pension plan assets and pension obligations for funding purposes and raises tax deduction limits for contributions to retirement-related benefit plans. The additional funding requirements by the Act apply to plan years beginning after December 31, 2007. The Act was updated by the Worker, Retiree and Employer Recovery Act of 2008, which revised the funding requirements in the Act by clarifying that pension plans may smooth the value of pension plans over 24 months. At December 31, 2010, no mandatory contribution is required for 2011.

In 2011, the company estimates contributions to its non-U.S. plans to be approximately  $900 million, which will be mainly contributed to defined benefit pension plans in Japan and Switzerland. This amount represents the legally mandated minimum contributions. Financial market performance in 2011 could increase the legally mandated minimum contribution in certain countries which require monthly or daily remeasurement of the funded status. The company could also elect to contribute more than the legally mandated amount based on market conditions or other factors.

Nonpension Postretirement Benefit Plans

The company contributed  $363 million and  $293 million to the nonpension postretirement benefit plans during the years ended December 31, 2010 and 2009. These contribution amounts exclude the Medicare-related subsidy discussed on page 125.

Expected Benefit Payments

Defined Benefit Pension Plan Expected Payments

The following table presents the total expected benefit payments to defined benefit pension plan participants. These payments have been estimated based on the same assumptions used to measure the plans’ PBO at December 31, 2010 and include benefits attributable to estimated future compensation increases, where applicable.

( $ in millions)

	Qualified	Nonqualified	Qualified	Nonqualified	Total Expected
	U.S. Plan	U.S. Plans	Non-U.S. Plans	Non-U.S. Plans	Benefit
	Payments	Payments	Payments	Payments	Payments
2011	$3,390	$96	$1,949	$344	$5,780
2012	3,394	98	1,939	350	5,782
2013	3,408	102	1,963	362	5,834
2014	3,428	103	1,986	364	5,881
2015	3,435	106	2,017	373	5,931
2016-2020	17,271	560	10,609	2,019	30,458

The 2011 expected benefit payments to defined benefit pension plan participants not covered by the respective plan assets (underfunded plans) represent a component of compensation and benefits, within current liabilities, in the Consolidated Statement of Financial Position.

Nonpension Postretirement Benefit Plan Expected Payments

The following table reflects the total expected benefit payments to nonpension postretirement benefit plan participants, as well as the expected receipt of the company’s share of the Medicare subsidy described below. These payments have been estimated based on the same assumptions used to measure the plan’s APBO at December 31, 2010.

( $ in millions)

		Less: IBM Share	Net Expected	Qualified	Nonqualified	Total Expected
	U.S. Plan	of Expected	U.S. Plan	Non-U.S. Plans	Non-U.S. Plans	Benefit
	Payments	Medicare Subsidy	Payments	Payments	Payments	Payments
2011	$493	$(23)	$470	$8	$30	$507
2012	483	(25)	458	9	33	500
2013	445	(25)	420	10	35	465
2014	427	(24)	403	10	38	451
2015	419	(23)	396	11	41	448
2016-2020	1,931	—	1,931	66	248	2,245

The 2011 expected benefit payments to nonpension postretirement benefit plan participants not covered by the respective plan assets represent a component of compensation and benefits, within current liabilities, in the Consolidated Statement of Financial Position.

Medicare Prescription Drug Act

In connection with the Medicare Prescription Drug Improvement and Modernization Act of 2003, the company is expected to continue to receive a federal subsidy of approximately  $255 million to subsidize the prescription drug coverage provided by the U.S. nonpension postretirement benefit plan, which is expected to extend until 2015. Approximately  $120 million of the subsidy will be used by the company to reduce its obligation and cost related to the U.S. nonpension postretirement benefit plan. The company will contribute the remaining subsidy of  $135 million to the plan in order to reduce contributions required by the participants. The company received a total subsidy of  $45 million for prescription drug-related coverage during each of the years ended December 31, 2010 and 2009, which was utilized to reduce the company contributions to the U.S. nonpension postretirement benefit plan.

The company has included the impact of its portion of the subsidy in the determination of net periodic cost and APBO for the U.S. nonpension postretirement benefit plan at and for the years ended December 31, 2010, 2009 and 2008. The impact of the subsidy resulted in a reduction in APBO of  $107 million and  $100 million at December 31, 2010 and 2009, respectively. The impact of the subsidy resulted in a reduction in 2010, 2009 and 2008 net periodic cost of  $19 million,  $28 million and  $40 million, respectively.

Other Plan Information

The following table presents information for defined benefit pension plans with accumulated benefit obligations (ABO) in excess of plan assets. For a more detailed presentation of the funded status of the company’s defined benefit pension plans, see the table on page 116.

( $ in millions)

	2010		2009
	Benefit		Benefit
At December 31:	Obligation	Plan Assets	Obligation	Plan Assets
Plans with PBO in excess of plan assets	$21,589	$10,627	$28,720	$17,633
Plans with ABO in excess of plan assets	21,166	10,576	27,996	17,561
Plans with assets in excess of PBO	72,288	75,355	60,942	63,942

Segment Information	12 Months Ended
Dec. 31, 2010
Segment Information
Segment Information

Note V.

Segment Information

The company creates business value for clients and solves business problems through integrated solutions that leverage information technology and deep knowledge of business processes. IBM solutions typically create value by reducing a client’s operational costs or by enabling new capabilities that generate revenue. These solutions draw from an industry-leading portfolio of consulting, delivery and implementation services, enterprise software, systems and financing.

The company’s major operations consist of five business segments: Global Technology Services, Global Business Services, Software, Systems and Technology and Global Financing. The segments represent components of the company for which separate financial information is available that is utilized on a regular basis by the chief executive officer in determining how to allocate the company’s resources and evaluate performance. The segments are determined based on several factors, including client base, homogeneity of products, technology, delivery channels and similar economic characteristics.

Information about each segment’s business and the products and services that generate each segment’s revenue is located in the “Description of Business” section of the Management Discussion on pages 22 to 24, and “Segment Details,” on pages 25 through 30.

Segment revenue and pre-tax income include transactions between the segments that are intended to reflect an arm’s-length transfer price. Systems and software that is used by Global Technology Services in outsourcing engagements is primarily sourced internally from Systems and Technology and Software. For providing IT services that are used internally, Global Technology Services and Global Business Services recover cost, as well as a reasonable fee, that is intended to reflect the arm’s-length value of providing the services. The Global Services segments enter into arm’s-length leases and loans at prices equivalent to market rates with Global Financing to facilitate the acquisition of equipment used in services engagements. All internal transaction prices are reviewed annually, and reset if appropriate.

The company utilizes globally integrated support organizations to realize economies of scale and efficient use of resources. As a result, a considerable amount of expense is shared by all of the segments. This shared expense includes sales coverage, certain marketing functions and support functions such as Accounting, Treasury, Procurement, Legal, Human Resources and Billing and Collections. Where practical, shared expenses are allocated based on measurable drivers of expense, e.g., headcount. When a clear and measurable driver cannot be identified, shared expenses are allocated on a financial basis that is consistent with the company’s management system; e.g., advertising expense is allocated based on the gross profits of the segments. The unallocated corporate amounts arising from certain divestitures, indirect infrastructure reductions, miscellaneous tax items and the unallocated corporate expense pool are recorded in net income but are not allocated to the segments.

The following tables reflect the results of the segments consistent with the company’s management and measurement system. These results are not necessarily a depiction that is in conformity with GAAP. Performance measurement is based on pre-tax income. These results are used, in part, by senior management, both in evaluating the performance of, and in allocating resources to, each of the segments.

Management System Segment View

( $ in millions)

	Global Services Segments
	Global	Global
	Technology	Business		Systems and	Global	Total
For the year ended December 31:	Services	Services	Software	Technology	Financing	Segments
2010:
External revenue	$38,201	$18,223	$22,485	$17,973	$2,238	$99,120
Internal revenue	1,313	798	2,950	804	1,842	7,707
Total revenue	$39,514	$19,021	$25,436	$18,777	$4,080	$106,827
Pre-tax income	$5,568	$2,569	$9,097	$1,586	$1,959	$20,778
Revenue year-to-year change	2.0%	2.6%	5.7%	9.8%	0.1%	4.2%
Pre-tax income year-to-year change	0.6%	0.5%	12.4%	11.8%	13.3%	7.5%
Pre-tax income margin	14.1%	13.5%	35.8%	8.4%	48.0%	19.5%

2009:
External revenue	$37,347	$17,653	$21,396	$16,190	$2,302	$94,889
Internal revenue	1,386	887	2,677	911	1,774	7,635
Total revenue	$38,734	$18,540	$24,073	$17,102	$4,076	$102,524
Pre-tax income	$5,537	$2,555	$8,095	$1,419	$1,730	$19,335
Revenue year-to-year change	(5.1)%	(10.3)%	(3.1)%	(15.2)%	(8.4)%	(7.6)%
Pre-tax income year-to-year change	20.2%	(4.7)%	14.4%	(8.5)%	7.0%	10.3%
Pre-tax income margin	14.3%	13.8%	33.6%	8.3%	42.4%	18.9%

2008:
External revenue	$39,264	$19,628	$22,089	$19,287	$2,559	$102,827
Internal revenue	1,546	1,044	2,761	882	1,892	8,125
Total revenue	$40,810	$20,671	$24,850	$20,169	$4,451	$110,951
Pre-tax income	$4,607	$2,681	$7,075	$1,550	$1,617	$17,531
Revenue year-to-year change	8.1%	7.5%	10.9%	(9.6)%	11.7%	5.0%
Pre-tax income year-to-year change	29.5%	29.9%	17.9%	(28.0)%	16.7%	15.6%
Pre-tax income margin	11.3%	13.0%	28.5%	7.7%	36.3%	15.8%

Reconciliations of IBM as Reported

( $ in millions)

For the year ended December 31:	2010	2009	2008
Revenue:
Total reportable segments	$106,827	$102,524	$110,951
Other revenue and adjustments	750	869	803
Elimination of internal revenue	(7,707)	(7,635)	(8,125)
Total IBM Consolidated Revenue	$99,870	$95,758	$103,630

( $ in millions)

For the year ended December 31:	2010	2009	2008
Pre-Tax Income:
Total reportable segments	$20,778	$19,335	$17,531
Elimination of internal transactions	(957)	(744)	(433)
Unallocated corporate amounts*	(98)	(453)	(382)
Total IBM Consolidated Pre-tax Income	$19,723	$18,138	$16,715

*                 The 2009 amount included a provision related to a joint venture investment, while the 2010 amount included an adjustment of that provision as the venture was divested. The 2008, 2009 and 2010 amounts included gains related to the divestiture of the printing business and the 2008 amount also included gains related to the sale of Lenovo stock.

Immaterial items

Investment in Equity Alliances and Equity Alliances Gains/(Losses)

The investments in equity alliances and the resulting gains and (losses) from these investments that are attributable to the segments did not have a material effect on the financial position or the financial results of the segments.

Segment Assets and Other Items

Global Technology Services assets are primarily accounts receivable, plant, property and equipment including the assets associated with the segment’s outsourcing business, goodwill, acquired intangible assets, deferred services arrangement transition costs and maintenance parts inventory. Global Business Services assets are primarily goodwill and accounts receivable. Software assets are mainly goodwill, acquired intangible assets and accounts receivable. Systems and Technology assets are primarily plant, property and equipment, manufacturing inventory and accounts receivable. Global Financing assets are primarily financing receivables and fixed assets under operating leases.

To ensure the efficient use of the company’s space and equipment, several segments may share plant, property and equipment assets. Where assets are shared, landlord ownership of the assets is assigned to one segment and is not allocated to each user segment. This is consistent with the company’s management system and is reflected accordingly in the table on page 129. In those cases, there will not be a precise correlation between segment pre-tax income and segment assets.

Similarly, the depreciation amounts reported by each segment are based on the assigned landlord ownership and may not be consistent with the amounts that are included in the segments’ pre-tax income. The amounts that are included in pre-tax income reflect occupancy charges from the landlord segment and are not specifically identified by the management reporting system. Capital expenditures that are reported by each segment also are consistent with the landlord ownership basis of asset assignment.

Global Financing amounts for interest income and interest expense reflect the interest income and interest expense associated with the Global Financing business, including the intercompany financing activities discussed on page 24, as well as the income from investment in cash and marketable securities. The explanation of the difference between cost of financing and interest expense for segment presentation versus presentation in the Consolidated Statement of Earnings is included on page 58 of the Management Discussion.

Management System Segment View

( $ in millions)

	Global Services Segments
	Global	Global
	Technology	Business		Systems and	Global	Total
For the year ended December 31:	Services	Services	Software	Technology	Financing	Segments
2010:
Assets	$15,560	$8,007	$22,625	$7,287	$35,813	$89,292
Depreciation/amortization of intangibles	1,632	75	992	784	1,417	4,900
Capital expenditures/investments in intangibles	1,511	52	463	1,163	1,246	4,434
Interest income	—	—	—	—	2,116	2,116
Interest expense	—	—	—	—	548	548

2009:
Assets	$16,422	$6,885	$16,894	$6,907	$34,605	$81,714
Depreciation/amortization of intangibles	1,680	87	906	814	1,694	5,181
Capital expenditures/investments in intangibles	1,512	45	471	658	1,460	4,145
Interest income	—	—	—	—	2,265	2,265
Interest expense	—	—	—	—	674	674

2008:
Assets	$15,456	$6,874	$15,336	$7,313	$36,119	$81,098
Depreciation/amortization of intangibles	1,797	99	905	851	2,065	5,718
Capital expenditures/investments in intangibles	1,607	54	504	754	2,143	5,062
Interest income	—	—	—	—	2,604	2,604
Interest expense	—	—	—	—	988	988

Reconciliations of IBM as Reported

( $ in millions)

At December 31:	2010	2009	2008
Assets:
Total reportable segments	$89,292	$81,714	$81,098
Elimination of internal transactions	(5,515)	(5,481)	(5,594)
Unallocated amounts:
Cash and marketable securities	10,113	12,688	11,631
Notes and accounts receivable	3,762	3,928	3,632
Deferred tax assets	4,494	5,545	8,341
Plant, other property and equipment	3,067	2,971	3,172
Pension assets	3,060	2,994	1,594
Other	5,178	4,665	5,647
Total IBM Consolidated Assets	$113,452	$109,022	$109,524

Major Clients

No single client represented 10 percent or more of the company’s total revenue in 2010, 2009 or 2008.

Geographic Information

The following provides information for those countries that are 10 percent or more of the specific category.

Revenue*

( $ in millions)

For the year ended December 31:	2010	2009	2008
United States	$35,581	$34,150	$36,686
Japan	10,701	10,222	10,403
Other countries	53,589	51,386	56,541
Total IBM Consolidated Revenue	$99,870	$95,758	$103,630

*      Revenues are attributed to countries based on the location of the client.

Net Plant, Property and Equipment

( $ in millions)

At December 31:	2010	2009	2008
United States	$6,134	$6,313	$6,469
Japan	1,163	1,050	1,055
Other countries	5,135	5,092	4,797
Total	$12,432	$12,455	$12,321

Revenue by Classes of Similar Products or Services

The following table presents external revenue for similar classes of products or services within the company’s reportable segments. Within Global Technology Services and Global Business Services, client solutions often include IBM software and systems and other suppliers’ products if the client solution requires it. Within Software, product license charges and ongoing subscription and support are reported as Software and consulting, education, training and other product-related services are reported as Services. Within Systems and Technology, Microelectronics original equipment manufacturer (OEM) revenue is primarily from the sale of semiconductors. Microelectronics Services revenue includes circuit and component design services and technology and manufacturing consulting services. See “Description of the Business” beginning on page 20 for additional information.

( $ in millions)

For the year ended December 31:	2010	2009	2008
Global Technology Services:
Services	$29,367	$28,762	$29,928
Maintenance	7,250	6,956	7,250
Systems	1,409	1,279	1,648
Software	175	351	438
Global Business Services:
Services	$17,858	$17,213	$19,176
Software	236	231	237
Systems	129	208	215
Software:
Software	$20,882	$20,094	$20,695
Services	1,603	1,302	1,394
Systems and Technology:
Servers	$11,619	$10,627	$12,717
Storage	3,420	3,177	3,612
Microelectronics OEM	1,938	1,550	1,862
Retail Store Solutions	674	551	741
Microelectronics Services	321	285	355
Global Financing:
Financing	$1,580	$1,715	$1,946
Used equipment sales	659	588	613

Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events
Subsequent Events

Note W.

Subsequent Events

On January 25, 2011, the company announced that the Board of Directors approved a quarterly dividend of  $0.65 per common share. The dividend is payable March 10, 2011 to shareholders of record on February 10, 2011.

VALUATION AND QUALIFYING ACCOUNTS AND RESERVES	12 Months Ended
Dec. 31, 2010
VALUATION AND QUALIFYING ACCOUNTS AND RESERVES
VALUATION AND QUALIFYING ACCOUNTS AND RESERVES
  SCHEDULE II
INTERNATIONAL BUSINESS MACHINES CORPORATION AND SUBSIDIARY COMPANIES VALUATION AND QUALIFYING ACCOUNTS AND RESERVES For the Years Ended December 31: (Dollars in Millions)

SCHEDULE II

INTERNATIONAL BUSINESS MACHINES CORPORATION AND SUBSIDIARY COMPANIES
VALUATION AND QUALIFYING ACCOUNTS AND RESERVES
For the Years Ended December 31:
(Dollars in Millions)

Description	Balance at Beginning of Period	Additions*	Writeoffs	Other**	Balance at End of Period
Allowance For Doubtful Accounts
2010
—Current	$669	$49	$(146)	$104	$676

—Noncurrent	$100	$(12)	$(29)	$(1)	$58

2009
—Current	$633	$115	$(189)	$111	$669

—Noncurrent	$180	$33	$(56)	$(58)	$100

2008
—Current	$549	$170	$(92)	$5	$633

—Noncurrent	$59	$138	$(19)	$2	$180

Allowance For Inventory Losses
2010	$679	$254	$(285)	$26	$674

2009	$643	$259	$(242)	$18	$679

2008	$669	$285	$(248)	$(63)	$643

Revenue Based Provisions
2010	$871	$3,234	$(3,216)	$(1)	$888

2009	$984	$3,969	$(4,019)	$(65)	$871

2008	$1,085	$6,145	$(6,195)	$(52)	$984

*
Additions for Allowance for Doubtful Accounts and Allowance for Inventory Losses are charged to expense and cost accounts, respectively, while Revenue Based Provisions are charged to revenue accounts.

**
Primarily comprises currency translation adjustments.

Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2010
Significant Accounting Policies
Basis of Presentation

Basis of Presentation

The accompanying Consolidated Financial Statements and footnotes of the International Business Machines Corporation (IBM or the company) have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP).

Within the financial statements and tables presented, certain columns and rows may not add due to the use of rounded numbers for disclosure purposes. Percentages presented are calculated from the underlying whole-dollar amounts. Certain prior year amounts have been reclassified to conform to the current year presentation. This is annotated where applicable.

Noncontrolling interest amounts in income of  $9 million,  $5 million and  $14 million, net of tax, for the years ended December 31, 2010, 2009 and 2008, respectively, are not presented separately in the Consolidated Statement of Earnings due to immateriality, but are reflected within the other (income) and expense line item. Additionally, changes to noncontrolling interests in the Consolidated Statement of Changes in Equity were  $8 million,  $(1) million and  $(26) million for the years ended December 31, 2010, 2009 and 2008, respectively. A separate roll forward is not presented due to immateriality.

Principles of Consolidation

Principles of Consolidation

The Consolidated Financial Statements include the accounts of IBM and its controlled subsidiaries, which are generally majority owned. Any noncontrolling interest in the equity of a subsidiary is reported in Equity in the Consolidated Statement of Financial Position. Net income and losses attributable to the noncontrolling interest is reported as described above in the Consolidated Statement of Earnings. The accounts of variable interest entities (VIEs) are included in the Consolidated Financial Statements, if required. Investments in business entities in which the company does not have control, but has the ability to exercise significant influence over operating and financial policies, are accounted for using the equity method and the company’s proportionate share of income or loss is recorded in other (income) and expense. The accounting policy for other investments in equity securities is described on page 77 within “Marketable Securities.” Equity investments in non-publicly traded entities are primarily accounted for using the cost method. All intercompany transactions and accounts have been eliminated in consolidation.

Use of Estimates

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, revenue, costs, expenses and other comprehensive income/(loss) that are reported in the Consolidated Financial Statements and accompanying disclosures. These estimates are based on management’s best knowledge of current events, historical experience, actions that the company may undertake in the future and on various other assumptions that are believed to be reasonable under the circumstances. As a result, actual results may be different from these estimates. See pages 50 to 53 for a discussion of the company’s critical accounting estimates.

Revenue

Revenue

The company recognizes revenue when it is realized or realizable and earned. The company considers revenue realized or realizable and earned when it has persuasive evidence of an arrangement, delivery has occurred, the sales price is fixed or determinable and collectibility is reasonably assured. Delivery does not occur until products have been shipped or services have been provided to the client, risk of loss has transferred to the client, and either client acceptance has been obtained, client acceptance provisions have lapsed, or the company has objective evidence that the criteria specified in the client acceptance provisions have been satisfied. The sales price is not considered to be fixed or determinable until all contingencies related to the sale have been resolved.

The company recognizes revenue on sales to solution providers, resellers and distributors (herein referred to as “resellers”) when the reseller has economic substance apart from the company, credit risk, title and risk of loss to the inventory, the fee to the company is not contingent upon resale or payment by the end user, the company has no further obligations related to bringing about resale or delivery and all other revenue recognition criteria have been met.

The company reduces revenue for estimated client returns, stock rotation, price protection, rebates and other similar allowances. (See Schedule II, “Valuation and Qualifying Accounts and Reserves” included in the company’s Annual Report on Form 10-K). Revenue is recognized only if these estimates can be reasonably and reliably determined. The company bases its estimates on historical results taking into consideration the type of client, the type of transaction and the specifics of each arrangement. Payments made under cooperative marketing programs are recognized as an expense only if the company receives from the client an identifiable benefit sufficiently separable from the product sale whose fair value can be reasonably and reliably estimated. If the company does not receive an identifiable benefit sufficiently separable from the product sale whose fair value can be reasonably estimated, such payments are recorded as a reduction of revenue.

Revenue from sales of third-party vendor products or services is recorded net of costs when the company is acting as an agent between the client and the vendor and gross when the company is a principal to the transaction. Several factors are considered to determine whether the company is an agent or principal, most notably whether the company is the primary obligor to the client, or has inventory risk. Consideration is also given to whether the company adds meaningful value to the vendor’s product or service, was involved in the selection of the vendor’s product or service, has latitude in establishing the sales price or has credit risk.

The company reports revenue net of any revenue-based taxes assessed by governmental authorities that are imposed on and concurrent with specific revenue-producing transactions. In addition to the aforementioned general policies, the following are the specific revenue recognition policies for multiple-deliverable arrangements and for each major category of revenue.

Multiple-Deliverable Arrangements

Multiple-Deliverable Arrangements

The company enters into revenue arrangements that may consist of multiple deliverables of its products and services based on the needs of its clients. These arrangements may include any combination of services, software, hardware and/or financing. For example, a client may purchase a server that includes operating system software. In addition, the arrangement may include post-contract support for the software and a contract for post-warranty maintenance service for the hardware. These types of arrangements can also include financing provided by the company. These arrangements consist of multiple deliverables, with the hardware and software delivered in one reporting period and the software support and hardware maintenance services delivered across multiple reporting periods. In another example, a client may out-source the running of its datacenter operations to the company on a long-term, multiple-year basis and periodically purchase servers and/or software products from the company to upgrade or expand its facility. The outsourcing services are provided on a continuous basis across multiple reporting periods and the hardware and software products are delivered in one reporting period. To the extent that a deliverable in a multiple-deliverable arrangement is subject to specific guidance that deliverable is accounted for in accordance with such specific guidance. Examples of such arrangements may include leased hardware which is subject to specific leasing guidance or software which is subject to specific software revenue recognition guidance (see “Software” on page 70) on whether and/or how to separate multiple-deliverable arrangements into separate units of accounting (separability) and how to allocate the arrangement consideration among those separate units of accounting (allocation). For all other deliverables in multiple-deliverable arrangements, the guidance below is applied for separability and allocation. A multiple-deliverable arrangement is separated into more than one unit of accounting if the following criteria are met:

·                  The delivered item(s) has value to the client on a stand-alone basis; and

·                  If the arrangement includes a general right of return relative to the delivered item(s), delivery or performance of the undelivered item(s) is considered probable and substantially in the control of the company.

If these criteria are not met, the arrangement is accounted for as one unit of accounting which would result in revenue being recognized ratably over the contract term or being deferred until the earlier of when such criteria are met or when the last undelivered element is delivered. If these criteria are met for each element and there is a relative selling price for all units of accounting in an arrangement, the arrangement consideration is allocated to the separate units of accounting based on each unit’s relative selling price. The revenue policies described below are then applied to each unit of accounting, as applicable.

Services

Services

The company’s primary services offerings include information technology (IT) datacenter and business process outsourcing, application management services, consulting and systems integration, technology infrastructure and system maintenance, Web hosting and the design and development of complex IT systems to a client’s specifications (design and build). These services are provided on a time-and-material basis, as a fixed-price contract or as a fixed-price per measure of output contract and the contract terms range from less than one year to over 10 years.

Revenue from IT datacenter and business process outsourcing contracts is recognized in the period the services are provided using either an objective measure of output or on a straight-line basis over the term of the contract. Under the output method, the amount of revenue recognized is based on the services delivered in the period.

Revenue from application management services, technology infrastructure and system maintenance and Web hosting contracts is recognized on a straight-line basis over the terms of the contracts. Revenue from time-and-material contracts is recognized as labor hours are delivered and direct expenses are incurred. Revenue related to extended warranty and product maintenance contracts is recognized on a straight-line basis over the delivery period.

Revenue from fixed-price design and build contracts is recognized under the percentage-of-completion (POC) method. Under the POC method, revenue is recognized based on the labor costs incurred to date as a percentage of the total estimated labor costs to fulfill the contract. If circumstances arise that change the original estimates of revenues, costs, or extent of progress toward completion, revisions to the estimates are made. These revisions may result in increases or decreases in estimated revenues or costs, and such revisions are reflected in income in the period in which the circumstances that gave rise to the revision become known by management.

The company performs ongoing profitability analyses of its services contracts accounted for under the POC method in order to determine whether the latest estimates of revenue, costs and profits require updating. If at any time these estimates indicate that the contract will be unprofitable, the entire estimated loss for the remainder of the contract is recorded immediately. For non-POC method service contracts, losses are recorded as incurred.

In some services contracts, the company bills the client prior to recognizing revenue from performing the services. Deferred income of  $7,195 million and  $7,066 million at December 31, 2010 and 2009, respectively, is included in the Consolidated Statement of Financial Position. In other services contracts, the company performs the services prior to billing the client. Unbilled accounts receivable of  $2,244 million and  $2,020 million at December 31, 2010 and 2009, respectively, is included in notes and accounts receivable-trade in the Consolidated Statement of Financial Position.

Billings usually occur in the month after the company performs the services or in accordance with specific contractual provisions. Unbilled receivables are expected to be billed within four months.

Hardware

Hardware

The company’s hardware offerings include the sale or lease of system servers, storage solutions, retail store systems and the sale of semiconductors. The company provides warranties for its hardware products that range up to three years, with the majority being either one year or three years. The company also offers installation services for its more complex products.

Revenue from hardware sales and sales-type leases is recognized when risk of loss has transferred to the client and there are no unfulfilled company obligations that affect the client’s final acceptance of the arrangement. Any cost of standard warranties and remaining obligations that are inconsequential or perfunctory are accrued when the corresponding revenue is recognized. Revenue from extended warranty contracts, for which the company is obligated to perform, is recorded as deferred income and subsequently recognized on a straight-line basis over the delivery period. Revenue from rentals and operating leases is recognized on a straight-line basis over the term of the rental or lease.

Software

Software

Revenue from perpetual (one-time charge) license software is recognized at the inception of the license term if all revenue recognition criteria have been met. Revenue from term (recurring license charge) license software is recognized on a subscription basis over the period that the client is entitled to use the license. Revenue from subscription and support, which includes unspecified upgrades on a when-and-if-available basis, is recognized on a straight-line basis over the period such items are delivered. In multiple-deliverable arrangements that include software that is more than incidental to the products or services as a whole (software multiple-deliverable arrangements), software and software-related elements are accounted for in accordance with software revenue-recognition guidance. Software-related elements include software products and services for which a software deliverable is essential to its functionality. Tangible products containing software components and non-software components that function together to deliver the tangible product’s essential functionality are no longer within the scope of software revenue-recognition guidance and are accounted for based on other applicable revenue-recognition guidance.

A software multiple-deliverable arrangement is separated into more than one unit of accounting if all of the following criteria are met:

·                  The functionality of the delivered element(s) is not dependent on the undelivered element(s);

·                  There is vendor-specific objective evidence (VSOE) of fair value of the undelivered element(s). VSOE of fair value is based on the price charged when the deliverable is sold separately by the company on a regular basis and not as part of the multiple-deliverable arrangement; and

·                  Delivery of the delivered element(s) represents the culmination of the earnings process for that element(s).

If any one of these criteria are not met, the arrangement is accounted for as one unit of accounting which would result in revenue being recognized ratably over the contract term or being deferred until the earlier of when such criteria are met or when the last undelivered element is delivered. If these criteria are met for each element and there is VSOE of fair value for all units of accounting in an arrangement, the arrangement consideration is allocated to the separate units of accounting based on each unit’s relative VSOE of fair value. There may be cases, however, in which there is VSOE of fair value of the undelivered item(s) but no such evidence for the delivered item(s). In these cases, the residual method is used to allocate the arrangement consideration. Under the residual method, the amount of consideration allocated to the delivered item(s) equals the total arrangement consideration less the aggregate VSOE of fair value of the undelivered elements.

The company’s multiple-deliverable arrangements may have a stand-alone software deliverable that is subject to the existing software revenue recognition guidance. The revenue for these multiple-deliverable arrangements is allocated to the software deliverable and the non-software deliverables based on the relative selling prices of all of the deliverables in the arrangement using the hierarchy: VSOE, third-party evidence (TPE) or best estimate of selling price (BESP). In the limited circumstances where the company cannot determine VSOE or TPE of the selling price for all of the deliverables in the arrangement, including the software deliverable, BESP is used for the purpose of performing this allocation.

Financing

Financing

Financing income attributable to sales-type leases, direct financing leases and loans is recognized on the accrual basis using the effective interest method. Operating lease income is recognized on a straight-line basis over the term of the lease.

Determination of Best Estimate of Selling Price

Determination of Best Estimate of Selling Price

In certain limited instances, the company is not able to establish VSOE for all elements in a multiple-deliverable arrangement. When VSOE cannot be established, the company attempts to establish the selling price of each element based on TPE. TPE is determined based on competitor prices for similar deliverables when sold separately.

When the company is unable to establish selling price using VSOE or TPE, the company uses BESP in its allocation of arrangement consideration. The objective of BESP is to determine the price at which the company would transact a sale if the product or service were sold on a stand-alone basis. Due to the fact that the company sells its products and services on a stand-alone basis, and therefore has established VSOE for its products and services offerings, the company expects to use BESP to determine the relative selling price for a product or service in a multiple-deliverable arrangement on an infrequent basis. An example of when BESP would be used is when the company sells a new product, for which VSOE and TPE does not yet exist, in a multiple-deliverable arrangement prior to selling the new product on a stand-alone basis. During the full year 2010, BESP was used in 20 transactions and the effects of its use were immaterial.

The company determines BESP by considering multiple factors including, but not limited to, overall market conditions, including geographic or regional specific market factors, competitive positioning, competitor actions, internal costs, profit objectives and pricing practices. The determination of BESP is a formal process that includes review and approval by the company’s management. In addition, the company regularly reviews VSOE and TPE for its products and services, in addition to BESP.

Services Costs

Services Costs

Recurring operating costs for services contracts, including costs related to bid and proposal activities, are recognized as incurred. For fixed-price design and build contracts, the costs of external hardware and software accounted for under the POC method are deferred and recognized based on the labor costs incurred to date, as a percentage of the total estimated labor costs to fulfill the contract. Certain eligible, nonrecurring costs incurred in the initial phases of outsourcing contracts are deferred and subsequently amortized. These costs consist of transition and setup costs related to the installation of systems and processes and are amortized on a straight-line basis over the expected period of benefit, not to exceed the term of the contract. Additionally, fixed assets associated with outsourcing contracts are capitalized and depreciated on a straight-line basis over the expected useful life of the asset. If an asset is contract specific, then the depreciation period is the shorter of the useful life of the asset or the contract term. Amounts paid to clients in excess of the fair value of acquired assets used in outsourcing arrangements are deferred and amortized on a straight-line basis as a reduction of revenue over the expected period of benefit not to exceed the term of the contract.  The company performs periodic reviews to assess the recoverability of deferred contract transition and setup costs. This review is done by comparing the estimated minimum remaining undiscounted cash flows of a contract to the unamortized contract costs. If such minimum undiscounted cash flows are not sufficient to recover the unamortized costs, a loss is recognized.

Deferred services transition and setup costs were  $2,614 million and  $2,432 million at December 31, 2010 and 2009, respectively. Amortization expense of deferred services transition and setup costs is estimated at December 31, 2010 to be  $800 million in 2011,  $627 million in 2012,  $512 million in 2013,  $323 million in 2014 and  $352 million thereafter.

Deferred amounts paid to clients in excess of the fair value of acquired assets used in outsourcing arrangements were  $78 million and  $72 million at December 31, 2010 and 2009, respectively. Amortization of deferred amounts paid to clients in excess of the fair value of acquired assets is recorded as an offset of revenue and is estimated at December 31, 2010 to be  $35 million in 2011,  $19 million in 2012,  $11 million in 2013,  $9 million in 2014 and  $3 million thereafter. In situations in which an outsourcing contract is terminated, the terms of the contract may require the client to reimburse the company for the recovery of unbilled accounts receivable, unamortized deferred costs incurred to purchase specific assets utilized in the delivery of services and to pay any additional costs incurred by the company to transition the services.

Software Costs

Software Costs

Costs that are related to the conceptual formulation and design of licensed software programs are expensed as incurred to research, development and engineering expense; costs that are incurred to produce the finished product after technological feasibility has been established are capitalized as an intangible asset. Capitalized amounts are amortized on a straight-line basis over periods ranging up to three years. The company performs periodic reviews to ensure that unamortized program costs remain recoverable from future revenue. Costs to support or service licensed programs are charged to software cost as incurred.

The company capitalizes certain costs that are incurred to purchase or to create and implement internal-use software programs, which include software coding, installation, testing and certain data conversions. These capitalized costs are amortized on a straight-line basis over two years and are recorded in selling, general and administrative expense. See note J, “Intangible Assets Including Goodwill,” on pages 93 to 94.

Product Warranties

Product Warranties

The company offers warranties for its hardware products that range up to three years, with the majority being either one or three years. Estimated costs for warranty terms standard to the deliverable are recognized when revenue is recorded for the related deliverable. The company estimates its warranty costs standard to the deliverable based on historical warranty claim experience and applies this estimate to the revenue stream for products under warranty. Estimated future costs for warranties applicable to revenue recognized in the current period are charged to cost of revenue. The warranty accrual is reviewed quarterly to verify that it properly reflects the remaining obligation based on the anticipated expenditures over the balance of the obligation period. Adjustments are made when actual warranty claim experience differs from estimates. Costs from fixed-price support or maintenance contracts, including extended warranty contracts, are recognized as incurred.

Revenue from separately priced extended warranty contracts is recorded as deferred income and subsequently recognized on a straight-line basis over the delivery period. Changes in the company’s deferred income for extended warranty contracts and warranty liability for standard warranties, which are included in other accrued expenses and liabilities and other liabilities in the Consolidated Statement of Financial Position, are presented in the following tables:

Standard Warranty Liability

( $ in millions)

	2010	2009
Balance at January 1	$316	$358
Current period accruals	407	374
Accrual adjustments to reflect actual experience	69	(11)
Charges incurred	(418)	(406)
Balance at December 31	$375	$316

Extended Warranty Liability

( $ in millions)

	2010	2009
Aggregate deferred revenue at January 1	$665	$589
Revenue deferred for new extended warranty contracts	329	283
Amortization of deferred revenue	(301)	(226)
Other*	(22)	18
Balance at December 31	$670	$665
Current portion	$315	$310
Noncurrent portion	355	355
Balance at December 31	$670	$665

* Other consists primarily of foreign currency translation adjustments.

Shipping and Handling
Shipping and Handling Costs related to shipping and handling are recognized as incurred and included in cost in the Consolidated Statement of Earnings.

Selling, General and Administrative

Selling, General and Administrative

Selling, general and administrative (SG&A) expense is charged to income as incurred. Expenses of promoting and selling products and services are classified as selling expense and include such items as compensation, advertising, sales commissions and travel. General and administrative expense includes such items as compensation, office supplies, non-income taxes, insurance and office rental. In addition, general and administrative expense includes other operating items such as an allowance for credit losses, workforce accruals for contractually obligated payments to employees terminated in the ongoing course of business, acquisition costs related to business combinations, amortization of certain intangible assets and environmental remediation costs.

Advertising and Promotional Expense

Advertising and Promotional Expense

The company expenses advertising and promotional costs when incurred. Cooperative advertising reimbursements from vendors are recorded net of advertising and promotional expense in the period in which the related advertising and promotional expense is incurred. Advertising and promotional expense, which includes media, agency and promotional expense, was  $1,337 million,  $1,255 million and  $1,259 million in 2010, 2009 and 2008, respectively, and is recorded in SG&A expense in the Consolidated Statement of Earnings.

Research, Development and Engineering

Research, Development and Engineering

Research, development and engineering (RD&E) costs are expensed as incurred. Software costs that are incurred to produce the finished product after technological feasibility has been established are capitalized as an intangible asset. See “Software Costs” on page 71.

Intellectual Property and Custom Development Income

Intellectual Property and Custom Development Income

The company licenses and sells the rights to certain of its intellectual property (IP) including internally developed patents, trade secrets and technological know-how. Certain IP transactions to third parties are licensing/royalty-based and others are transaction-based sales and other transfers. Licensing/royalty-based fees involve transfers in which the company earns the income over time, or the amount of income is not fixed or determinable until the licensee sells future related products (i.e., variable royalty, based upon licensee’s revenue). Sales and other transfers typically include transfers of IP whereby the company has fulfilled its obligations and the fee received is fixed or determinable at the transfer date. The company also enters into cross-licensing arrangements of patents, and income from these arrangements is recorded only to the extent cash is received. Furthermore, the company earns income from certain custom development projects for strategic technology partners and specific clients. The company records the income from these projects when the fee is realized or realizable and earned, is not refundable and is not dependent upon the success of the project.

Other (Income) and Expense

Other (Income) and Expense

Other (income) and expense includes interest income (other than from Global Financing external business transactions), gains and losses on certain derivative instruments, gains and losses from securities and other investments, gains and losses from certain real estate transactions, foreign currency transaction gains and losses, gains and losses from the sale of businesses and amounts related to accretion of asset retirement obligations.

Business Combinations and Intangible Assets Including Goodwill

Business Combinations and Intangible Assets Including Goodwill

The company accounts for business combinations using the acquisition method and accordingly, the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree are recorded at their acquisition date fair values. Goodwill represents the excess of the purchase price over the fair value of net assets, including the amount assigned to identifiable intangible assets. The primary drivers that generate goodwill are the value of synergies between the acquired entities and the company and the acquired assembled workforce, neither of which qualifies as an identifiable intangible asset. Identifiable intangible assets with finite lives are amortized over their useful lives. Amortization of completed technology is recorded in cost and amortization of all other intangible assets is recorded in SG&A expense. See note C, “Acquisitions/Divestitures,” on pages 81 to 86 and note J, “Intangible Assets Including Goodwill,” on pages 93 and 94, for additional information. Acquisition-related costs, including advisory, legal, accounting, valuation and other costs, are expensed in the periods in which the costs are incurred. The results of operations of acquired businesses are included in the Consolidated Financial Statements from the acquisition date.

Impairment

Impairment

Long-lived assets, other than goodwill, are tested for impairment based on undiscounted cash flows and, if impaired, written down to fair value based on either discounted cash flows or appraised values. Goodwill is tested annually, in the fourth quarter, for impairment, or sooner when circumstances indicate an impairment may exist, using a fair-value approach at the reporting unit level. A reporting unit is the operating segment, or a business, which is one level below that operating segment (the “component” level) if discrete financial information is prepared and regularly reviewed by management at the segment level. Components are aggregated as a single reporting unit if they have similar economic characteristics.

Depreciation and Amortization

Depreciation and Amortization

Plant, rental machines and other property are carried at cost and depreciated over their estimated useful lives using the straight-line method. The estimated useful lives of certain depreciable assets are as follows: buildings, 30 to 50 years; building equipment, 10 to 20 years; land improvements, 20 years; plant, laboratory and office equipment, 2 to 20 years; and computer equipment, 1.5 to 5 years. Leasehold improvements are amortized over the shorter of their estimated useful lives or the related lease term, rarely exceeding 25 years.

Capitalized software costs incurred or acquired after technological feasibility has been established are amortized over periods ranging up to 3 years. Capitalized costs for internal-use software are amortized on a straight-line basis over periods up to 2 years. (See “Software Costs” on page 71 for additional information). Other intangible assets are amortized over periods between 2 and 7 years.

Environmental

Environmental

The cost of internal environmental protection programs that are preventative in nature are expensed as incurred. When a cleanup program becomes likely, and it is probable that the company will incur cleanup costs and those costs can be reasonably estimated, the company accrues remediation costs for known environmental liabilities. The company’s maximum exposure for all environmental liabilities cannot be estimated and no amounts are recorded for environmental liabilities that are not probable or estimable.

Asset Retirement Obligations

Asset Retirement Obligations

Asset retirement obligations (ARO) are legal obligations associated with the retirement of long-lived assets. These liabilities are initially recorded at fair value and the related asset retirement costs are capitalized by increasing the carrying amount of the related assets by the same amount as the liability. Asset retirement costs are subsequently depreciated over the useful lives of the related assets. Subsequent to initial recognition, the company records period-to-period changes in the ARO liability resulting from the passage of time in interest expense and revisions to either the timing or the amount of the original expected cash flows to the related assets.

Defined Benefit Pension and Nonpension Postretirement Benefit Plans

Defined Benefit Pension and Nonpension Postretirement Benefit Plans

The funded status of the company’s defined benefit pension plans and nonpension postretirement benefit plans (retirement-related benefit plans) is recognized in the Consolidated Statement of Financial Position. The funded status is measured as the difference between the fair value of plan assets and the benefit obligation at December 31, the measurement date. For defined benefit pension plans, the benefit obligation is the projected benefit obligation (PBO), which represents the actuarial present value of benefits expected to be paid upon retirement based on estimated future compensation levels. For the nonpension postretirement benefit plans, the benefit obligation is the accumulated postretirement benefit obligation (APBO), which represents the actuarial present value of postretirement benefits attributed to employee services already rendered. The fair value of plan assets represents the current market value of cumulative company and participant contributions made to an irrevocable trust fund, held for the sole benefit of participants, which are invested by the trust fund. Overfunded plans, with the fair value of plan assets exceeding the benefit obligation, are aggregated and recorded as a prepaid pension asset equal to this excess. Underfunded plans, with the benefit obligation exceeding the fair value of plan assets, are aggregated and recorded as a retirement and nonpension postretirement benefit obligation equal to this excess.

The current portion of the retirement and nonpension postretirement benefit obligations represents the actuarial present value of benefits payable in the next 12 months exceeding the fair value of plan assets, measured on a plan-by-plan basis. This obligation is recorded in compensation and benefits in the Consolidated Statement of Financial Position.

Net periodic pension and nonpension postretirement benefit cost/(income) is recorded in the Consolidated Statement of Earnings and includes service cost, interest cost, expected return on plan assets, amortization of prior service costs/(credits) and (gains)/losses previously recognized as a component of other comprehensive income/(loss) and amortization of the net transition asset remaining in accumulated other comprehensive income/(loss). Service cost represents the actuarial present value of participant benefits earned in the current year. Interest cost represents the time value of money cost associated with the passage of time. Certain events, such as changes in employee base, plan amendments and changes in actuarial assumptions, result in a change in the benefit obligation and the corresponding change in other comprehensive income/(loss). The result of these events is amortized as a component of net periodic cost/(income) over the service lives or life expectancy of the participants, depending on the plan, provided such amounts exceed thresholds which are based upon the benefit obligation or the value of plan assets. Net periodic cost/(income) is recorded in cost, SG&A and RD&E in the Consolidated Statement of Earnings based on the employees’ respective function.

(Gains)/losses and prior service costs/(credits) not recognized as a component of net periodic cost/(income) in the Consolidated Statement of Earnings as they arise are recognized as a component of accumulated other comprehensive income/(loss) in the Consolidated Statement of Changes in Equity, net of tax. Those (gains)/losses and prior service costs/(credits) are subsequently recognized as a component of net periodic cost/(income) pursuant to the recognition and amortization provisions of applicable accounting guidance. (Gains)/losses arise as a result of differences between actual experience and assumptions or as a result of changes in actuarial assumptions. Prior service costs/(credits) represent the cost of benefit improvements attributable to prior service granted in plan amendments.

The measurement of benefit obligations and net periodic cost/(income) is based on estimates and assumptions approved by the company’s management. These valuations reflect the terms of the plans and use participant-specific information such as compensation, age and years of service, as well as certain assumptions, including estimates of discount rates, expected return on plan assets, rate of compensation increases, interest crediting rates and mortality rates.

Defined Contribution Plans

Defined Contribution Plans

The company records expense for defined contribution plans for the company’s contribution when the employee renders service to the company, essentially coinciding with the cash contributions to the plans. The expense is recorded in cost, SG&A and RD&E in the Consolidated Statement of Earnings based on the employees’ respective function.

Stock-Based Compensation

Stock-Based Compensation

Stock-based compensation represents the cost related to stock-based awards granted to employees. The company measures stock-based compensation cost at grant date, based on the estimated fair value of the award and recognizes the cost on a straight-line basis (net of estimated forfeitures) over the employee requisite service period. The company estimates the fair value of stock options using a Black-Scholes valuation model. The company also grants its employees Restricted Stock Units (RSUs), including Retention Restricted Stock Units (RRSUs), or Performance Share Units (PSUs). RSUs are stock awards granted to employees that entitle the holder to shares of common stock as the award vests, typically over a one-to five-year period. The fair value of the awards is determined and fixed on the grant date based on the company’s stock price, adjusted for the exclusion of dividend equivalents. All stock-based compensation cost is recorded in cost, SG&A, and RD&E in the Consolidated Statement of Earnings based on the employees’ respective function.

The company records deferred tax assets for awards that result in deductions on the company’s income tax returns, based on the amount of compensation cost recognized and the statutory tax rate in the jurisdiction in which it will receive a deduction. Differences between the deferred tax assets recognized for financial reporting purposes and the actual tax deduction reported on the income tax return are recorded in additional paid-in capital (if the tax deduction exceeds the deferred tax asset) or in the Consolidated Statement of Earnings (if the deferred tax asset exceeds the tax deduction and no additional paid-in capital exists from previous awards). See note T, “Stock-Based Compensation,” on pages 109 to 112 for additional information.

Income Taxes

Income Taxes

Income tax expense is based on reported income before income taxes. Deferred income taxes reflect the tax effect of temporary differences between asset and liability amounts that are recognized for financial reporting purposes and the amounts that are recognized for income tax purposes. These deferred taxes are measured by applying currently enacted tax laws. Valuation allowances are recognized to reduce deferred tax assets to the amount that will more likely than not be realized. In assessing the need for a valuation allowance, management considers all available evidence for each jurisdiction including past operating results, estimates of future taxable income and the feasibility of ongoing tax planning strategies. When the company changes its determination as to the amount of deferred tax assets that can be realized, the valuation allowance is adjusted with a corresponding impact to income tax expense in the period in which such determination is made.

The company recognizes tax liabilities when, despite the company’s belief that its tax return positions are supportable, the company believes that certain positions may not be fully sustained upon review by tax authorities. Benefits from tax positions are measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. The current portion of tax liabilities is included in taxes and the noncurrent portion of tax liabilities is included in other liabilities in the Consolidated Statement of Financial Position. To the extent that new information becomes available which causes the company to change its judgment regarding the adequacy of existing tax liabilities, such changes to tax liabilities will impact income tax expense in the period in which such determination is made. Interest and penalties, if any, related to accrued liabilities for potential tax assessments are included in income tax expense.

Translation of Non-U.S. Currency Amounts

Translation of Non-U.S. Currency Amounts

Assets and liabilities of non-U.S. subsidiaries that have a local functional currency are translated to United States (U.S.) dollars at year-end exchange rates. Translation adjustments are recorded in accumulated other comprehensive income/(loss) in the Consolidated Statement of Changes in Equity. Income and expense items are translated at weighted-average rates of exchange prevailing during the year.

Inventories, plant, rental machines and other property—net and other non-monetary assets and liabilities of non-U.S. subsidiaries and branches that operate in U.S. dollars are translated at the approximate exchange rates prevailing when the company acquired the assets or liabilities. All other assets and liabilities denominated in a currency other than U.S. dollars are translated at year-end exchange rates with the transaction gain or loss recognized in other (income) and expense. Cost of sales and depreciation are translated at historical exchange rates. All other income and expense items are translated at the weighted-average rates of exchange prevailing during the year. These translation gains and losses are included in net income for the period in which exchange rates change.

Derivatives Financial Instruments

Derivative Financial Instruments

All derivatives are recognized in the Consolidated Statement of Financial Position at fair value and are reported in prepaid expenses and other current assets, investments and sundry assets, other accrued expenses and liabilities or other liabilities. Classification of each derivative as current or noncurrent is based upon whether the maturity of the instrument is less than or greater than 12 months. To qualify for hedge accounting, the instruments must be effective in reducing the risk exposure that they are designated to hedge. For instruments that hedge cash flows, hedge effectiveness criteria also require that it be probable that the underlying transaction will occur. Instruments that meet established accounting criteria are formally designated as hedges. These criteria demonstrate that the derivative is expected to be highly effective at offsetting changes in fair value or cash flows of the underlying exposure both at inception of the hedging relationship and on an ongoing basis. The method of assessing hedge effectiveness and measuring hedge ineffectiveness is formally documented at hedge inception. The company assesses hedge effectiveness and measures hedge ineffectiveness at least quarterly throughout the designated hedge period.

Where the company applies hedge accounting, the company designates each derivative as a hedge of: (1) the fair value of a recognized financial asset or liability or of an unrecognized firm commitment (fair value hedge); (2) the variability of anticipated cash flows of a forecasted transaction or the cash flows to be received or paid related to a recognized financial asset or liability (cash flow hedge); or (3) a hedge of a long-term investment (net investment hedge) in a foreign operation. In addition, the company may enter into derivative contracts that economically hedge certain of its risks, even though hedge accounting does not apply or the company elects not to apply hedge accounting. In these cases, there exists a natural hedging relationship in which changes in the fair value of the derivative, which are recognized currently in net income, act as an economic offset to changes in the fair value of the underlying hedged item(s).

Changes in the fair value of a derivative that is designated as a fair value hedge, along with offsetting changes in the fair value of the underlying hedged exposure, are recorded in earnings each period. For hedges of interest rate risk, the fair value adjustments are recorded as adjustments to interest expense and cost of financing in the Consolidated Statement of Earnings. For hedges of currency risk associated with recorded financial assets or liabilities, derivative fair value adjustments are recognized in other (income) and expense in the Consolidated Statement of Earnings. Changes in the fair value of a derivative that is designated as a cash flow hedge are recorded, net of applicable taxes, in accumulated other comprehensive income/(loss), a component of equity. When net income is affected by the variability of the underlying cash flow, the applicable offsetting amount of the gain or loss from the derivative that is deferred in equity is released to net income and reported in interest expense, cost, SG&A expense or other (income) and expense in the Consolidated Statement of Earnings based on the nature of the underlying cash flow hedged. Effectiveness for net investment hedging derivatives is measured on a spot-to-spot basis. The effective portion of changes in the fair value of net investment hedging derivatives and other non-derivative financial instruments designated as net investment hedges are recorded as foreign currency translation adjustments, net of applicable taxes, in accumulated other comprehensive income/(loss) in the Consolidated Statement of Changes in Equity. Changes in the fair value of the portion of a net investment hedging derivative excluded from the effectiveness assessment are recorded in interest expense.

If the underlying hedged item ceases to exist, all changes in the fair value of the derivative are included in net income each period until the instrument matures. When the derivative transaction ceases to exist, a hedged asset or liability is no longer adjusted for changes in its fair value except as required under other relevant accounting standards. Derivatives that are not designated as hedges, as well as changes in the fair value of derivatives that do not effectively offset changes in the fair value of the underlying hedged item throughout the designated hedge period (collectively, “ineffectiveness”), are recorded in net income each period and are reported in other (income) and expense.

The company reports cash flows arising from derivative financial instruments designated as fair value or cash flow hedges consistent with the classification of cash flows from the underlying hedged items that these derivatives are hedging. Accordingly, the cash flows associated with derivatives designated as fair value or cash flow hedges are classified in cash flows from operating activities in the Consolidated Statement of Cash Flows. Cash flows from derivatives designated as net investment hedges and derivatives that do not qualify as hedges are reported in cash flows from investing activities. For currency swaps designated as hedges of foreign currency denominated debt (included in the company’s debt risk management program as addressed in note L, “Derivative Financial Instruments,” on pages 96 through 101), cash flows directly associated with the settlement of the principal element of these swaps are reported in payments to settle debt in cash flows from financing activities in the Consolidated Statement of Cash Flows.

Financial Instruments

Financial Instruments

In determining the fair value of its financial instruments, the company uses a variety of methods and assumptions that are based on market conditions and risks existing at each balance sheet date. Refer to note E, “Financial Instruments (Excluding Derivatives),” on pages 88 and 89 for further information. All methods of assessing fair value result in a general approximation of value, and such value may never actually be realized.

Fair Value Measurement

Fair Value Measurement

Exit prices are used to measure assets and liabilities that fall within the scope of the fair value measurements guidance. Under this guidance, the company is required to classify certain assets and liabilities based on the following fair value hierarchy:

·                  Level 1—Quoted prices in active markets that are unadjusted and accessible at the measurement date for identical, unrestricted assets or liabilities;

·                  Level 2—Quoted prices for identical assets and liabilities in markets that are not active, quoted prices for similar assets and liabilities in active markets or financial instruments for which significant inputs are observable, either directly or indirectly; and

·                  Level 3—Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The guidance requires the use of observable market data if such data is available without undue cost and effort.

When available, the company uses unadjusted quoted market prices to measure the fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon internally developed models that use current market-based or independently sourced market parameters such as interest rates and currency rates. Items valued using internally generated models are classified according to the lowest level input or value driver that is significant to the valuation.

The determination of fair value considers various factors including interest rate yield curves and time value underlying the financial instruments. For derivatives and debt securities, the company uses a discounted cash flow analysis using discount rates commensurate with the duration of the instrument.

In determining the fair value of financial instruments, the company considers certain market valuation adjustments to the “base valuations” calculated using the methodologies described below for several parameters that market participants would consider in determining fair value:

·                  Counterparty credit risk adjustments are applied to financial instruments, taking into account the actual credit risk of a counterparty as observed in the credit default swap market to determine the true fair value of such an instrument.

·                  Credit risk adjustments are applied to reflect the company’s own credit risk when valuing all liabilities measured at fair value. The methodology is consistent with that applied in developing counterparty credit risk adjustments, but incorporates the company’s own credit risk as observed in the credit default swap market.

As an example, the fair value of derivatives is derived by a discounted cash flow model using observable market inputs such as known notional value amounts, yield curves, spot and forward exchange rates as well as discount rates. These inputs relate to liquid, heavily traded currencies with active markets which are available for the full term of the derivative.

Certain financial assets are measured at fair value on a non-recurring basis. These assets include equity method investments that are recognized at fair value at the end of the period to the extent that they are deemed to be other-than-temporarily impaired. Certain assets that are measured at fair value on a recurring basis can be subject to nonrecurring fair value measurements. These assets include public cost method investments that are deemed to be other-than-temporarily impaired. In the event of an other-than-temporary impairment of a financial instrument, fair value is measured using a model described above.

Accounting guidance permits the measurement of eligible financial assets, financial liabilities and firm commitments at fair value, on an instrument-by-instrument basis, that are otherwise not permitted to be accounted for at fair value under other accounting standards. This election is irrevocable. The company does not apply the fair value option to any eligible assets or liabilities.

Cash Equivalents
Cash Equivalents All highly liquid investments with maturities of three months or less at the date of purchase are considered to be cash equivalents.

Marketable Securities

Marketable Securities

Debt securities included in current assets represent securities that are expected to be realized in cash within one year of the balance sheet date. Long-term debt securities that are not expected to be realized in cash within one year and alliance equity securities are included in investments and sundry assets. Debt and marketable equity securities are considered available for sale and are reported at fair value with unrealized gains and losses, net of applicable taxes, recorded in accumulated other comprehensive income/(loss), a component of equity. The realized gains and losses for available-for-sale securities are included in other (income) and expense in the Consolidated Statement of Earnings. Realized gains and losses are calculated based on the specific identification method.

In determining whether an other-than-temporary decline in market value has occurred, the company considers the duration that, and extent to which, the fair value of the investment is below its cost, the financial condition and near-term prospects of the issuer or underlying collateral of a security; and the company’s intent and ability to retain the security in order to allow for an anticipated recovery in fair value. Other-than-temporary declines in fair value from amortized cost for available-for-sale equity and debt securities that the company intends to sell or would more-likely-than-not be required to sell before the expected recovery of the amortized cost basis are charged to other (income) and expense in the period in which the loss occurs. For debt securities that the company has no intent to sell and believes that it more-likely-than-not will not be required to sell prior to recovery, only the credit loss component of the impairment is recognized in other (income) and expense, while the remaining loss is recognized in other comprehensive income/(loss). The credit loss component recognized in other (income) and expense is identified as the amount of the principal cash flows not expected to be received over the remaining term of the debt security as projected using the company’s cash flow projections.

Inventories

Inventories

Raw materials, work in process and finished goods are stated at the lower of average cost or market. Cash flows related to the sale of inventories are reflected in net cash from operating activities in the Consolidated Statement of Cash Flows.

Notes and Accounts Receivable-Trade
Notes and Accounts Receivable—Trade An allowance for uncollectible trade receivables is estimated based on a combination of write-off history, aging analysis and any specific, known troubled accounts.

Financing Receivables

Financing Receivables

Financing receivables include sales-type leases, direct financing leases and loans. Leases are accounted for in accordance with lease accounting standards. Loan receivables are financial assets recorded at amortized cost which approximates fair value. Financing income is recognized on the accrual basis using the effective interest method. Estimates of fair value are based on discounted future cash flows using current interest rates offered for similar loans to clients with similar credit ratings for the same remaining maturities. The company determines its allowances for credit losses on financing receivables based on two portfolio segments: lease receivables and loan receivables (see note G, “Financing Receivables,” on pages 90 to 92). The company further segments the portfolio via two classes: major markets and growth markets.

When calculating the allowances, the company considers its ability to mitigate a potential loss by repossessing leased equipment and by considering the current fair market value of any other collateral. The value of the equipment is the net realizable value. The allowance for credit losses for capital leases, installment sales and customer loans includes an assessment of the entire balance of the capital lease or loan, including amounts not yet due. The methodologies that the company uses to calculate its receivables reserves, which are applied consistently to its different portfolios, are as follows:

Individually Evaluated—The company reviews all financing receivables considered at risk on a quarterly basis. The review primarily consists of an analysis based upon current information available about the client, such as financial statements, news reports, published credit ratings, current market-implied credit analysis, as well as the current economic environment, collateral net of repossession cost and prior collection history. For loans that are collateral dependent, impairment is measured using the fair value of the collateral when foreclosure is probable. Using this information, the company determines the expected cash flow for the receivable and calculates an estimate of the potential loss and the probability of loss. For those accounts in which the loss is probable, the company records a specific reserve.

Collectively Evaluated—The company records an unallocated reserve that is calculated by applying a reserve rate to its different portfolios, excluding accounts that have been specifically reserved. This reserve rate is based upon credit rating, probability of default, term, characteristics (lease/loan), and loss history. Factors that could result in actual receivable losses that are materially different from the estimated reserve include sharp changes in the economy, or a significant change in the economic health of a particular client that represents a concentration in the company’s receivables portfolio.

Other Credit Related Policies

Other Credit Related Policies

Non-Accrual—Certain receivables for which the company has recorded a specific reserve may also be placed on non-accrual status. Non-accrual assets are those receivables (impaired loans or non-performing leases) with specific reserves and other accounts for which it is likely that the company will be unable to collect all amounts due according to original terms of the lease or loan agreement. Income recognition is discontinued on these receivables. Cash collections are first applied as a reduction to principal outstanding. Any cash received in excess of principal payments outstanding is recognized as interest income. Receivables may be removed from non-accrual status, if appropriate, based upon changes in client circumstances.

Write Off—Receivable losses are charged against the allowance when management believes the uncollectibility of the receivable is confirmed. Subsequent recoveries, if any, are credited to the allowance.

Past Due—The company views receivables as past due when payment has not been received after 90 days, measured from the original billing date.

Impaired Loans—As stated above, the company evaluates all financing receivables considered at-risk, including loans, for impairment on a quarterly basis. The company considers any loan with an individually evaluated reserve as an impaired loan. Depending on the level of impairment, loans will also be placed on non-accrual status as appropriate (see Non-Accrual discussion above). Global Financing’s client loans are primarily for software and services and are unsecured. These loans are subjected to credit analysis to evaluate the associated risk and, when deemed necessary, actions are taken to mitigate risks in the loan agreements which include covenants to protect against credit deterioration during the life of the obligation.

Estimated Residual Values of Lease Assets

Estimated Residual Values of Lease Assets

The recorded residual values of the company’s lease assets are estimated at the inception of the lease to be the expected fair value of the assets at the end of the lease term. The company periodically reassesses the realizable value of its lease residual values. Any anticipated increases in specific future residual values are not recognized before realization through remarketing efforts. Anticipated decreases in specific future residual values that are considered to be other-than-temporary are recognized immediately upon identification and are recorded as an adjustment to the residual-value estimate. For sales-type and direct-financing leases, this reduction lowers the recorded net investment and is recognized as a loss charged to financing income in the period in which the estimate is changed, as well as an adjustment to unearned income to reduce future-period financing income.

Common Stock

Common Stock

Common stock refers to the  $.20 par value per share capital stock as designated in the company’s Certificate of Incorporation. Treasury stock is accounted for using the cost method. When treasury stock is reissued, the value is computed and recorded using a weighted-average basis.

Earnings Per Share of Common Stock

Earnings Per Share of Common Stock

Earnings per share (EPS) is computed using the two-class method. The two-class method determines EPS for each class of common stock and participating securities according to dividends and dividend equivalents and their respective participation rights in undistributed earnings. Basic EPS of common stock is computed by dividing net income by the weighted-average number of common shares outstanding for the period. Diluted EPS of common stock is computed on the basis of the weighted-average number of shares of common stock plus the effect of dilutive potential common shares outstanding during the period using the treasury stock method. Dilutive potential common shares include outstanding stock options, stock awards and convertible notes. See note R, “Earnings Per Share of Common Stock,” on page 108 for additional information.

Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2010
Significant Accounting Policies
Changes in warranty liabilities

( $ in millions)

	2010	2009
Balance at January 1	$316	$358
Current period accruals	407	374
Accrual adjustments to reflect actual experience	69	(11)
Charges incurred	(418)	(406)
Balance at December 31	$375	$316

Extended Warranty Liability

( $ in millions)

	2010	2009
Aggregate deferred revenue at January 1	$665	$589
Revenue deferred for new extended warranty contracts	329	283
Amortization of deferred revenue	(301)	(226)
Other*	(22)	18
Balance at December 31	$670	$665
Current portion	$315	$310
Noncurrent portion	355	355
Balance at December 31	$670	$665

* Other consists primarily of foreign currency translation adjustments.

Acquisitions and Divestitures (Tables)	12 Months Ended
Dec. 31, 2010
Acquisitions and Divestitures
Business acquisition, purchase price allocation

The table below reflects the purchase price related to these acquisitions and the resulting purchase price allocations as of December 31, 2010:

2010 Acquisitions

( $ in millions)

	Amortization		Sterling	Other
	Life (in Years)	Netezza	Commerce*	Acquisitions
Current assets		$218	$196	$377
Fixed assets/noncurrent assets		73	106	209
Intangible assets:
Goodwill	N/A	1,410	1,032	2,312
Completed technology	3 to 7	202	218	493
Client relationships	2 to 7	52	244	293
In-process R&D	5	4	—	17
Patents/trademarks	1 to 7	16	14	27
Total assets acquired		1,975	1,810	3,728
Current liabilities		(9)	(129)	(161)
Noncurrent liabilities		(120)	(266)	(291)
Total liabilities assumed		(128)	(395)	(452)
Total purchase price		$1,847	$1,415	$3,277

N/A—Not applicable

*                 Reflects the reclassification of  $184 million related to deferred tax liabilities from current to noncurrent liabilities from amounts previously reported in the company’s third quarter 2010 Form 10-Q filed on October 26, 2010.

2009 Acquisitions

( $ in millions)

	Amortization		Other
	Life (in Years)	SPSS	Acquisitions
Current assets		$397	$13
Fixed assets/noncurrent		20	1
Intangible assets:
Goodwill	N/A	748	255
Completed technology	4 to 7	105	39
Client relationships	5 to 7	30	20
Other identifiable assets	1 to 7	36	1
Total assets acquired		1,336	330
Current liabilities		(157)	(34)
Noncurrent liabilities		(2)	(0)
Total liabilities assumed		(160)	(35)
Total purchase price		$1,177	$295

N/A—Not applicable

2008 Acquisitions

( $ in millions)

	Amortization			Other
	Life (in Years)	Cognos	Telelogic	Acquisitions
Current assets		$504	$242	$185
Fixed assets/noncurrent		126	7	75
Intangible assets:
Goodwill	N/A	4,207	690	676
Completed technology	3 to 7	534	108	94
Client relationships	3 to 7	512	127	39
In-process R&D	N/A	—	—	24
Other	3 to 7	78	15	19
Total assets acquired		5,960	1,189	1,112
Current liabilities		(798)	(141)	(233)
Noncurrent liabilities		(141)	(163)	(14)
Total liabilities assumed		(939)	(304)	(247)
Settlement of prexisting litigation		—	—	24
Total purchase price		$5,021	$885	$889

N/A—Not applicable

Fair Value (Tables)	12 Months Ended
Dec. 31, 2010
Fair Value
Financial assets and financial liabilities measured at fair value on a recurring basis

( $ in millions)

At December 31, 2010:	Level 1	Level 2	Level 3	Total
Assets:
Cash and cash equivalents(1)
Time deposits and certificates of deposit	$—	$2,473	$—	$2,473
Commercial paper	—	2,673	—	2,673
Money market funds	1,532	—	—	1,532
Foreign government securities	—	1,054	—	1,054
U.S. government securities	—	44	—	44
U.S. government agency securities	—	22	—	22
Other securities	—	3	—	3
Total	1,532	6,269	—	7,801
Debt securities—current(2)
Commercial paper	—	490	—	490
U.S. government securities	—	500	—	500
Other securities	—	1	—	1
Total	—	990	—	990
Debt securities—noncurrent(3)	1	6	—	7
Non-equity method alliance investments(3)	445	13	—	458
Derivative assets(4)
Interest rate contracts	—	548	—	548
Foreign exchange contracts	—	539	—	539
Equity contracts	—	12	—	12
Total	—	1,099	—	1,099	(6)
Total assets	$1,978	$8,377	$—	$10,355	(6)
Liabilities:
Derivative liabilities(5)
Foreign exchange contracts	$—	$1,003	$—	$1,003
Equity contracts	—	3	—	3
Total liabilities	$—	$1,006	$—	$1,006	(6)

(1)          Included within cash and cash equivalents in the Consolidated Statement of Financial Position.

(2)          Reported as marketable securities in the Consolidated Statement of Financial Position.

(3)          Included within investments and sundry assets in the Consolidated Statement of Financial Position.

(4)          The gross balances of derivative assets contained within prepaid expenses and other current assets, and investments and sundry assets in the Consolidated Statement of Financial Position at December 31, 2010 are  $511 million and  $588 million, respectively.

(5)          The gross balances of derivative liabilities contained within other accrued expenses and liabilities, and other liabilities in the Consolidated Statement of Financial Position at December 31, 2010 are  $871 million and  $135 million, respectively.

(6)          If derivative exposures covered by a qualifying master netting agreement had been netted in the Consolidated Statement of Financial Position, the total derivative asset and liability positions would have been reduced by  $475 million each.

( $ in millions)

At December 31, 2009:	Level 1	Level 2	Level 3	Total
Assets:
Cash and cash equivalents(1)
Time deposits and certificates of deposit	$—	$4,324	$—	$4,324
Commercial paper	—	2,099	—	2,099
Money market funds	2,780	—	—	2,780
Other securities	—	74	—	74
Total	2,780	6,497	—	9,277
Debt securities—current(2)
Commercial paper	—	1,491	—	1,491
U.S. government securities	—	300	—	300
Total	—	1,791	—	1,791
Debt securities—noncurrent(3)	3	6	—	9
Non-equity method alliance investments(3)	366	8	—	374
Derivative assets(4)
Interest rate contracts	—	426	—	426
Foreign exchange contracts	—	407	—	407
Equity contracts	—	5	—	5
Total	—	838	—	838	(6)
Total assets	$3,149	$9,140	$—	$12,289
Liabilities:
Derivative liabilities(5)
Interest rate contracts	$—	$2	$—	$2
Foreign exchange contracts	—	1,553	—	1,553
Total liabilities	$—	$1,555	$—	$1,555	(6)

(1)          Included within cash and cash equivalents in the Consolidated Statement of Financial Position.

(2)          Reported as marketable securities in the Consolidated Statement of Financial Position.

(3)          Included within investments and sundry assets in the Consolidated Statement of Financial Position.

(4)          The gross balances of derivative assets contained within prepaid expenses and other current assets, and investments and sundry assets in the Consolidated Statement of Financial Position at December 31, 2009 are  $273 million and  $565 million, respectively.

(5)          The gross balances of derivative liabilities contained within other accrued expenses and liabilities, and other liabilities in the Consolidated Statement of Financial Position at December 31, 2009 are  $906 million and  $649 million, respectively.

(6)          If derivative exposures covered by a qualifying master netting agreement had been netted in the Consolidated Statement of Financial Position, the total derivative asset and liability positions would have been reduced by  $573 million each.

There were no significant transfers between Levels 1 and 2 for the years ended December 31, 2010 and 2009.

Financial Instruments (Excluding derivatives) (Tables)	12 Months Ended
Dec. 31, 2010
Financial Instruments (Excluding Derivatives)
Debt and marketable equity securities available for sale and recorded at fair value

( $ in millions)

At December 31, 2010:	Adjusted Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Cash and cash equivalents (1)
Time deposits and certificates of deposit	$2,473	$—	$(0)	$2,473
Commercial paper	2,673	—	(0)	2,673
Money market funds	1,532	—	—	1,532
Foreign government securities	1,054	—	—	1,054
U.S. government securities	44	0	(0)	44
U.S. government agency securities	22	0	(0)	22
Other securities	3	—	—	3
Total	$7,801	$0	$(0)	$7,801
Debt securities— current (2)
Commercial paper	$490	$—	$(0)	$490
U.S. government securities	500	—	(0)	500
Other securities	1	—	(0)	1
Total	$990	$—	$(0)	$990
Debt securities—noncurrent (3)
Other securities	$6	$1	$(0)	$7
Total	$6	$1	$(0)	$7
Non-equity method alliance investments(3)	$194	$264	$(0)	$458

(1) Included within cash and cash equivalents in the Consolidated Statement of Financial Position.

(2) Reported as marketable securities in the Consolidated Statement of Financial Position.

(3) Included within investments and sundry assets in the Consolidated Statement of Financial Position.

( $ in millions)

At December 31, 2009:	Adjusted Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Cash and cash equivalents (1)
Time deposits and certificates of deposit	$4,324	$0	$—	$4,324
Commercial paper	2,099	—	(0)	2,099
Money market funds	2,780	—	—	2,780
Other securities	74	—	—	74
Total	$9,277	$0	$(0)	$9,277
Debt securities— current (2)
Commercial paper	$1,491	$—	$(0)	$1,491
U.S. government securities	300	0	—	300
Total	$1,791	$0	$(0)	$1,791
Debt securities—noncurrent(3)
Other securities	$9	$0	$(0)	$9
Total	$9	$0	$(0)	$9
Non-equity method alliance investments(3)	$183	$201	$(10)	$374

(1) Included within cash and cash equivalents in the Consolidated Statement of Financial Position.

(2) Reported as marketable securities in the Consolidated Statement of Financial Position.

(3) Included within investments and sundry assets in the Consolidated Statement of Financial Position.

Unrealized holding gains/(losses) on available-for-sale debt and marketable equity securities

( $ in millions)

For the period ended December 31:	2010	2009
Net unrealized gains/(losses) arising during the period	$51	$72
Less: Net (losses)/gains included in net income for the period*	(0)	(39)
Net unrealized gains/(losses) on marketable securities	$51	$111

* Includes writedowns of  $3.6 million and  $16.2 million in 2010 and 2009, respectively.

Inventories (Tables)	12 Months Ended
Dec. 31, 2010
Inventories
Inventories
( $ in millions)
At December 31:	2010	2009
Finished goods	$432	$533
Work in process and raw materials	2,018	1,960
Total	$2,450	$2,494

Financing Receivables (Tables)	12 Months Ended
Dec. 31, 2010
Financing Receivables
Financing receivables, net of allowances for doubtful accounts, including residual values

( $ in millions)

At December 31:	2010	2009
Current:
Net investment in sales-type and direct financing leases	$3,945	$4,105
Commercial financing receivables	6,777	5,604
Client loan receivables	4,718	4,475
Installment payment receivables	816	730
Total	$16,257	$14,914
Long-term:
Net investment in sales-type and direct financing leases	$5,384	$5,331
Commercial financing receivables	43	58
Client loan receivables	4,734	4,759
Installment payment receivables	388	496
Total	$10,548	$10,644

Schedule of financing receivables and allowance for credit losses by portfolio segment

( $ in millions)

At December 31, 2010	Major Markets	Growth Markets	Total
Financing Receivables:
Lease receivables	$6,562	$1,983	$8,545
Loan receivables	9,087	1,993	11,080
Ending Balance	$15,650	$3,975	$19,625
Collectively evaluated for impairment	$15,199	$3,794	$18,993
Individually evaluated for impairment	$451	$181	$632
Allowance for Credit Losses:
Lease receivables	$109	$42	$151
Loan receivables	125	76	201
Ending Balance	$234	$119	$353
Collectively evaluated for impairment	$60	$11	$71
Individually evaluated for impairment	$174	$108	$282

Schedule of recorded investment in financing receivables which are on non-accrual status
( $ in millions)
At December 31:	2010
Major markets	$69
Growth markets	33
Total Lease Receivables	$101

Major markets	$141
Growth markets	123
Total Loan Receivables	$264

Total Receivables	$366

Schedule of impaired client loan receivables
( $ in millions)
	Recorded	Related
At December 31, 2010:	Investment	Allowance
Major markets	$196	$119
Growth markets	132	68
Total	$328	$187

Schedule of gross recorded investment by credit quality indicator

( $ in millions)

At December 31, 2010:	Major Markets	Growth Markets
Credit Rating:
Aaa – Aa3	$787	$178
A1 – A3	1,444	178
Baal – Baa3	2,494	833
Bal – Ba2	853	397
Ba3 – B1	525	238
B2 – B3	262	99
Caa – D	197	59
Total	$6,562	$1,983

Loan Receivables

( $ in millions)

At December 31, 2010:	Major Markets	Growth Markets
Credit Rating:
Aaa–Aa3	$1,090	$179
A1–A3	1,999	179
Baal–Baa3	3,453	837
Bal–Ba2	1,181	399
Ba3–B1	727	239
B2–B3	363	100
Caa–D	273	60
Total	$9,087	$1,993

Schedule of past due financing receivables

( $ in millions)

At December 31, 2010:	Total Past Due > 90 days*	Current	Total Financing Receivables	Recorded Investment > 90 Days and Accruing
Major markets	$10	$6,552	$6,562	$5
Growth markets	13	1,970	1,983	5
Total lease receivables	$22	$8,523	$8,545	$10

Major markets	$11	$9,076	$9,087	$4
Growth markets	32	1,961	1,993	17
Total loan receivables	$43	$11,037	$11,080	$21

Total	$65	$19,560	$19,625	$31

* Does not include accounts that are fully reserved.

Plant, Rental Machines and Other Property (Tables)	12 Months Ended
Dec. 31, 2010
Plant, Rental Machines and Other Property
Plant, Rental Machines and Other Property

( $ in millions)

At December 31:	2010	2009
Land and land improvements	$777	$737
Buildings and building improvements	9,414	9,314
Plant, laboratory and office equipment	26,676	25,888
Plant and other property—gross	36,867	35,940
Less: Accumulated depreciation	24,435	23,485
Plant and other property—net	12,432	12,455
Rental machines	3,422	3,656
Less: Accumulated depreciation	1,758	1,946
Rental machines—net	1,665	1,710
Total—net	$14,096	$14,165

Investments and Sundry Assets (Tables)	12 Months Ended
Dec. 31, 2010
Investments and Sundry Assets.
Investments and Sundry Assets

( $ in millions)

At December 31:	2010	2009*
Deferred transition and setup costs and other deferred arrangements**	$1,853	$1,772
Derivatives—noncurrent†	588	565
Alliance investments:
Equity method	122	115
Non-equity method	531	477
Prepaid software	268	312
Long-term deposits	350	310
Other receivables	560	617
Employee benefit-related	409	427
Prepaid income taxes	434	123
Other assets	663	660
Total	$5,778	$5,379

*	Reclassified to conform with 2010 presentation.
**

 Deferred transition and setup costs and other deferred arrangements are related to Global Services client arrangements. Also see note A, “Significant Accounting Policies,” on pages 68 to 79 for additional information.

†	See note L, “Derivative Financial Instruments,” on pages 96 through 101 for the fair value of all derivatives reported in the Consolidated Statement of Financial Position.

Intangible Assets Including Goodwill (Tables)	12 Months Ended
Dec. 31, 2010
Intangible Assets Including Goodwill
Intangible asset balances by major asset class

( $ in millions)

At December 31, 2010:	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Intangible Asset Class:
Capitalized software	$1,558	$(726)	$831
Client relationships	1,709	(647)	1,062
Completed technology	2,111	(688)	1,422
In-process R&D	21	(0)	21
Patents/trademarks	211	(71)	140
Other*	39	(28)	11
Total	$5,649	$(2,161)	$3,488

( $ in millions)

At December 31, 2009:	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Intangible Asset Class:
Capitalized software	$1,765	$(846)	$919
Client relationships	1,367	(677)	690
Completed technology	1,222	(452)	770
Patents/trademarks	174	(59)	115
Other*	94	(75)	19
Total	$4,622	$(2,109)	$2,513

*      Other intangibles are primarily acquired proprietary and nonproprietary business processes, methodologies and systems.

Intangible assets, future amortization expense
( $ in millions)
	Capitalized Software	Acquired Intangibles	Total
2011	$507	$617	$1,124
2012	256	550	806
2013	69	508	577
2014	—	366	366
2015	—	257	257

Changes in goodwill balances by reportable segment

( $ in millions)

Segment	Balance January 1, 2010	Goodwill Additions	Purchase Price Adjustments	Divestitures	Foreign Currency Translation and Other Adjustments	Balance December 31, 2010
Global Business Services	$4,042	$252	$0	$—	$35	$4,329
Global Technology Services	2,777	32	(1)	—	(104)	2,704
Software	12,605	4,095	(52)	—	315	16,963
Systems and Technology	766	375	(1)	—	(1)	1,139
Total	$20,190	$4,754	$(54)	$—	$245	$25,136

( $ in millions)

Segment	Balance January 1, 2009	Goodwill Additions	Purchase Price Adjustments	Divestitures	Foreign Currency Translation and Other Adjustments	Balance December 31, 2009
Global Business Services	$3,870	$—	$—	$—	$172	$4,042
Global Technology Services	2,616	10	1	—	150	2,777
Software	10,966	994	(50)	(13)	708	12,605
Systems and Technology	772	—	(7)	—	1	766
Total	$18,226	$1,004	$(56)	$(13)	$1,031	$20,190

Borrowings (Tables)	12 Months Ended
Dec. 31, 2010
Borrowings
Short-Term Debt
( $ in millions)
At December 31:	2010	2009
Commercial paper	$1,144	$235
Short-term loans	1,617	1,711
Long-term debt—current maturities	4,017	2,222
Total	$6,778	$4,168

Long-Term Debt

( $ in millions)

At December 31:	Maturities	2010		2009
U.S. Dollar Notes and Debentures (average interest rate at December 31, 2010):
2.88%	2011-2012	$6,326	*	$5,456
3.76%	2013-2014	5,019	*	3,332
5.92%	2015-2019	6,350		5,396
5.00%	2020	9		—
7.00%	2025	600		600
6.22%	2027	469		469
6.50%	2028	313		313
5.875%	2032	600		600
8.00%	2038	187		187
5.60%	2039	1,545		1,518
7.00%	2045	27		27
7.125%	2096	322		350
		21,766		18,247
Other currencies (average interest rate at December 31, 2010, in parentheses):
Euros (5.4%)	2011-2016	1,897		3,427
Japanese yen (0.9%)	2013-2014	1,162		1,565
Swiss francs (3.4%)	2011-2020	540		484
Other (4.5%)	2011-2013	240		285
		25,606		24,008
Less: Net unamortized discount		531		527
Add: Fair value adjustment**		788		673
		25,863		24,154
Less: Current maturities		4,017		2,222
Total		$21,846		$21,932

*       $1.6 billion in debt securities issued by IBM International Group Capital LLC, which is an indirect, 100 percent owned finance subsidiary of the company, is included in 2011-2014. Debt securities issued by IBM International Group Capital LLC are fully and unconditionally guaranteed by the company.

**   The portion of the company’s fixed rate debt obligations that is hedged is reflected in the Consolidated Statement of Financial Position as an amount equal to the sum of the debt’s carrying value plus a fair value adjustment representing changes in the fair value of the hedged debt obligations attributable to movements in benchmark interest rates.

Post-Swap Borrowing (Long-Term Debt, Including Current Portion)

( $ in millions)

	2010		2009
For the year ended December 31:	Amount	Average Rate	Amount	Average Rate
Fixed-rate debt	$14,446	5.29%	$11,939	6.13%
Floating-rate debt*	11,417	1.23%	12,215	1.22%
Total	$25,863		$24,154

*      Includes  $7,078 million in 2010 and  $9,054 million in 2009 of notional interest rate swaps that effectively convert the fixed-rate long-term debt into floating-rate debt. (See note L, “Derivative Financial Instruments,” on pages 96 through 101.)

Pre-swap annual contractual maturities of long-term debt outstanding
( $ in millions)
2011	$4,021
2012	4,209
2013	5,451
2014	1,329
2015	168
2016 and beyond	10,427
Total	$25,606

Interest on Debt

( $ in millions)

For the year ended December 31:	2010	2009	2008
Cost of financing	$555	$706	$788
Interest expense	365	404	687
Net investment derivative activity	3	(1)	(13)
Interest capitalized	5	13	15
Total interest paid and accrued	$928	$1,122	$1,477

Unused Lines of Credit

( $ in millions)

At December 31:	2010	2009
Unused lines:
From the committed global credit facility	$9,926	$9,910
From other committed and uncommitted lines	11,462	7,405
Total unused lines of credit	$21,388	$17,314

Derivative Financial Instruments (Tables)	12 Months Ended
Dec. 31, 2010
Derivative Financial Instruments
Fair Value of Derivative Instruments in the Consolidated Statement of Financial Position

( $ in millions)

	Fair Value of Derivative Assets			Fair Value of Derivative Liabilities
	Designated	Not Designated		Designated	Not Designated
	as Hedging	as Hedging		as Hedging	as Hedging
At December 31, 2010:	Instruments	Instruments	Total	Instruments	Instruments	Total
Interest rate contracts:
Prepaid expenses and other current assets	$33	$—	$33	$—	$—	$—
Investments and sundry assets	514	—	514	—	—	—
Other liabilities	—	—	—	—	—	—

Foreign exchange contracts:
Prepaid expenses and other current assets	224	242	466	—	—	—
Investments and sundry assets	22	51	73	—	—	—
Other accrued expenses and liabilities	—	—	—	498	370	868
Other liabilities	—	—	—	135	—	135

Equity contracts:
Prepaid expenses and other current assets	—	12	12	—	—	—
Other accrued expenses and liabilities	—	—	—	—	3	3

Fair value of derivative assets and liabilities	$794	$305	$1,099	$633	$373	$1,006
Total debt designated as hedging instruments:
Short-term debt	N/A	N/A	N/A	$823	—	$823
Long-term debt	N/A	N/A	N/A	1,746	—	1,746
Total			$1,099			$3,576

N/A—not applicable

( $ in millions)

	Fair Value of Derivative Assets			Fair Value of Derivative Liabilities
	Designated	Not designated		Designated	Not Designated
	as Hedging	as Hedging		as Hedging	as hedging
At December 31, 2009:	Instruments	Instruments	Total	Instruments	Instruments	Total
Interest rate contracts:
Prepaid expenses and other current assets	$43	$—	$43	$—	$—	$—
Investments and sundry assets	383	—	383	—	—	—
Other liabilities	—	—	—	2	—	2

Foreign exchange contracts:
Prepaid expenses and other current assets	74	151	225	—	—	—
Investments and sundry assets	156	26	182	—	—	—
Other accrued expenses and liabilities	—	—	—	602	304	906
Other liabilities	—	—	—	423	224	647

Equity contracts:
Prepaid expenses and other current assets	—	5	5	—	—	—
Other accrued expenses and liabilities	—	—	—	—	0	0

Fair value of derivative assets and liabilities	$656	$182	$838	$1,027	$528	$1,555
Total debt designated as hedging instruments:
Short-term debt	N/A	N/A	N/A	$1,440	—	$1,440
Long-term debt	N/A	N/A	N/A	2,618	—	2,618
Total			$838			$5,613

N/A—not applicable

Effect of Derivative Instruments in the Consolidated Statement of Earnings

( $ in millions)

	Gain (Loss) Recognized in Earnings
	Consolidated
	Statement of	Recognized on		Attributable to Risk
	Earnings Line Item	Derivatives(1)		Being Hedged(2)
For the year ended December 31:		2010	2009	2010	2009
Derivative instruments in fair value hedges:
Interest rate contracts	Cost of financing	$241	$(172)	$(70)	$344
	Interest expense	160	(97)	(46)	193
Derivative instruments not designated as hedging instruments:(1)
Foreign exchange contracts	Other (income) and expense	299	(128)	N/A	N/A
Equity contracts	SG&A expense	105	177	N/A	N/A
Total		$805	$(219)	$(116)	$537

	Gain (Loss) Recognized in Earnings and Other Comprehensive Income
				Consolidated			(Ineffectiveness) and
	Effective Portion			Statement of	Effective Portion Reclassified		Amounts Excluded from
	Recognized in AOCI			Earnings Line Item	from AOCI to Earnings		Effectiveness Testing(3)
For the year ended December 31:	2010	2009			2010	2009	2010	2009
Derivative instruments in cash flow hedges:
Interest rate contracts	$—	$(0)		Interest expense	$(8)	$(13)	$—	$—
Foreign exchange contracts	371	(718)		Other (income) and expense	(54)	143	(4)	(3)
				Cost of sales	(92)	(49)	—	—
				SG&A expense	(49)	14	—	—
Instruments in net investment hedges(4):
Foreign exchange contracts	178	(162	)(5)	Interest expense	0	—	(3)	1
Total	$549	$(880)			$(203)	$94	$(7)	$(2)

Note: AOCI represents Accumulated other comprehensive income/(loss) in the Consolidated Statement of Changes in Equity.

(1)

The amount includes changes in clean fair values of the derivative instruments in fair value hedging relationships and the periodic accrual for coupon payments required under these derivative contracts.

(2)

The amount includes basis adjustments to the carrying value of the hedged item recorded during the period and amortization of basis adjustments recorded on de-designated hedging relationships during the period.

(3)	The amount of gain (loss) recognized in income represents ineffectiveness on hedge relationships.
(4)	Instruments in net investment hedges include derivative and non-derivative instruments.
(5)	Amount revised from the company’s 2009 Annual Report.

Other Liabilities (Tables)	12 Months Ended
Dec. 31, 2010
Other Liabilities
Other Liabilities

( $ in millions)

At December 31:	2010	2009
Income tax reserves	$3,486	$3,627
Executive compensation accruals	1,302	1,160
Disability benefits	739	795
Derivatives liabilities	135	649
Special actions	399	441
Workforce reductions	406	409
Deferred taxes	378	470
Environmental accruals	249	245
Noncurrent warranty accruals	130	126
Asset retirement obligations	161	116
Other	841	781
Total	$8,226	$8,819

Special actions liability rollforward

( $ in millions)

	Liability as of		Other	Liability as of
	Dec. 31, 2009	Payments	Adjustments*	Dec. 31, 2010
Current:
Workforce	$71	$(64)	$38	$45
Space	16	(18)	11	8
Other	—	—	—	—
Total Current	$87	$(82)	$48	$53
Noncurrent:
Workforce	$427	$—	$(32)	$395
Space	14	—	(10)	4
Total Noncurrent	$441	$—	$(42)	$399

* The other adjustments column in the table above principally includes the reclassification of noncurrent to current, foreign currency translation adjustments and interest accretion.

Equity Activity (Tables)	12 Months Ended
Dec. 31, 2010
Equity Activity
Accumulated Other Comprehensive Income/(Loss) (net of tax)

( $ in millions)

	Net Unrealized	Foreign	Net Change	Net Unrealized	Accumulated
	Gains/(Losses)	Currency	Retirement-	Gains/(Losses)	Other
	on Cash Flow	Translation	related	on Marketable	Comprehensive
	Hedge Derivatives	Adjustments*	Benefit Plans	Securities	Income/(Loss)
December 31, 2008	$74	$103	$(22,025)	$2	$(21,845)
Change for period	(556)	1,732	1,727	111	3,015
December 31, 2009	(481)	1,836	(20,297)	113	(18,830)
Change for period	385	643	(992)	51	87
December 31, 2010	$(96)	$2,478	$(21,289)	$164	$(18,743)

* Foreign currency translation adjustments are presented gross except for any associated hedges which are presented net of tax.

Taxes (Tables)	12 Months Ended
Dec. 31, 2010
Taxes
Income before income taxes

( $ in millions)

For the year ended December 31:	2010	2009	2008
Income before income taxes:
U.S. operations	$9,140	$9,524	$8,424
Non-U.S. operations	10,583	8,614	8,291
Total income before income taxes	$19,723	$18,138	$16,715

Provision for income taxes by geographic operations
( $ in millions)
For the year ended December 31:	2010	2009	2008
U.S. operations	$2,000	$2,427	$2,348
Non-U.S. operations	2,890	2,286	2,033
Total provision for income taxes	$4,890	$4,713	$4,381

Components of the provision for income taxes by taxing jurisdicion

( $ in millions)

For the year ended December 31:	2010	2009	2008
U.S. federal:
Current	$190	$473	$338
Deferred	1,015	1,341	1,263
	1,205	1,814	1,601
U.S. state and local:
Current	279	120	216
Deferred	210	185	205
	489	305	421
Non-U.S.:
Current	3,127	2,347	1,927
Deferred	69	247	432
	3,196	2,594	2,359
Total provision for income taxes	4,890	4,713	4,381
Provision for social security, real estate, personal property and other taxes	4,018	3,986	4,076
Total taxes included in net income	$8,908	$8,699	$8,457

Income tax reconciliation

For the year ended December 31:	2010	2009	2008
Statutory rate	35%	35%	35%
Foreign tax differential	(10)	(9)	(8)
State and local	2	1	1
Other	(2)	(1)	(2)
Effective rate	25%	26%	26%

Components of deferred tax assets (liabilities)

( $ in millions)

At December 31:	2010	2009
Retirement benefits	$4,131	$3,921
Share-based and other compensation	1,570	1,853
Deferred income	1,080	847
Domestic tax loss/credit carryforwards	948	859
Foreign tax loss/credit carryforwards	758	680
Bad debt, inventory and warranty reserves	564	605
Depreciation	470	485
Capitalized research and development	291	539
Other	1,486	1,999
Gross deferred tax assets	11,298	11,788
Less: valuation allowance	795	812
Net deferred tax assets	$10,503	$10,976

( $ in millions)

At December 31:	2010	2009
Leases	$1,950	$2,129
Depreciation	1,223	1,138
Goodwill and intangible assets	909	639
Software development costs	638	409
Retirement benefits	338	389
Other	1,114	874
Gross deferred tax liabilities	$6,172	$5,578

Reconciliation of the beginning and ending amount of unrecognized tax benefits

( $ in millions)

	2010	2009	2008
Balance at January 1	$4,790	$3,898	$3,094
Additions based on tax positions related to the current year	1,054	554	1,481
Additions for tax positions of prior years	1,768	634	747
Reductions for tax positions of prior years (including impacts due to a lapse in statute)	(1,659)	(277)	(1,209)
Settlements	(660)	(19)	(215)
Balance at December 31	$5,293	$4,790	$3,898

Earnings Per Share of Common Stock (Tables)	12 Months Ended
Dec. 31, 2010
Earnings Per Share of Common Stock
Computation of Earnings per share

For the year ended December 31:	2010	2009	2008
Weighted-average number of shares on which earnings per share calculations are based:
Basic:	1,268,789,202	1,327,157,410	1,369,367,069
Add—incremental shares under stock-based compensation plans	16,189,053	12,258,864	16,617,801
Add—incremental shares associated with contingently issuable shares	2,377,133	1,936,480	1,812,328
Assuming dilution	1,287,355,388	1,341,352,754	1,387,797,198

( $ in millions except per share amounts)
Net income on which basic earnings per share is calculated	$14,833	$13,425	$12,334
Less—net income applicable to contingently issuable shares	0	—	1
Net income on which diluted earnings per share is calculated	$14,833	$13,425	$12,333
Earnings/(loss) per share of common stock:
Assuming dilution	$11.52	$10.01	$8.89
Basic	$11.69	$10.12	$9.02

Rental Expense and Lease Commitments (Tables)	12 Months Ended
Dec. 31, 2010
Rental Expense and Lease Commitments
Lease Commitments

( $ in millions)

	2011	2012	2013	2014	2015	Beyond 2015
Operating lease commitments:
Gross minimum rental commitments (including vacant space below)	$1,521	$1,184	$917	$732	$518	$638
Vacant space	$46	$24	$6	$6	$5	$3
Sublease income commitments	$40	$21	$12	$8	$5	$7
Capital lease commitments	$25	$21	$45	$8	$8	$5

Stock-Based Compensation (Tables)	12 Months Ended
Dec. 31, 2010
Stock-Based Compensation
Stock-based compensation cost included in Consolidated Statement of Earnings

( $ in millions)

For the year ended December 31:	2010	2009	2008
Cost	$94	$94	$116
Selling, general and administrative	488	417	484
Research, development and engineering	48	47	58
Other (income) and expense*	(1)	—	—
Pre-tax stock-based compensation cost	629	558	659
Income tax benefits	(240)	(221)	(224)
Total stock-based compensation cost	$389	$337	$435

*                 Reflects the one-time effects of the sale of the Product Lifecycle Management activities.

Summary of option activity

	2010		2009		2008
	Wtd. Avg.	No. of Shares	Wtd. Avg.	No. of Shares	Wtd. Avg.	No. of Shares
	Exercise Price	Under Option	Exercise Price	Under Option	Exercise Price	Under Option
Balance at January 1	$98	73,210,457	$102	119,307,170	$100	157,661,257
Options exercised	134	(33,078,316)	120	(28,100,192)	91	(36,282,000)
Options canceled/expired	108	(934,413)	127	(17,996,521)	109	(2,072,087)
Balance at December 31	$94	39,197,728	$98	73,210,457	$102	119,307,170
Exercisable at December 31	$94	39,197,728	$98	72,217,126	$102	114,445,381

Options outstanding and exercisable with exercise price ranges

The shares under option at December 31, 2010 were in the following exercise price ranges:

	Options Outstanding and Exercisable
				Wtd. Avg.
	Wtd. Avg.	Number	Aggregate	Remaining
	Exercise	of Shares	Intrinsic	Contractual
Exercise Price Range	Price	Under Option	Value	Life (in years)
$61–85	$77	12,169,508	$846,212,907	2.3
$86– $105	98	18,978,978	932,730,564	3.0
$106 and over	112	8,049,242	279,500,723	1.3
	$94	39,197,728	$2,058,444,194	2.4

Summary of Restricted Stock Units activity

	2010		2009		2008
	Wtd. Avg.	Number	Wtd. Avg.	Number	Wtd. Avg.	Number
	Grant Price	of Units	Grant Price	of Units	Grant Price	of Units
Balance at January 1	$102	13,405,654	$100	12,397,515	$94	11,887,746
RSUs granted	122	3,459,303	105	4,432,449	107	4,587,011
RSUs released	98	(5,102,951)	99	(2,748,613)	88	(3,526,580)
RSUs canceled/forfeited	105	(565,560)	101	(675,697)	98	(550,662)
Balance at December 31	$110	11,196,446	$102	13,405,654	$100	12,397,515

Summary of Performance Share Units activity

	2010		2009		2008
	Wtd. Avg.	Number	Wtd. Avg.	Number	Wtd. Avg.	Number
	Grant Price	of Units	Grant Price	of Units	Grant Price	of Units
Balance at January 1	$107	3,476,737	$102	3,078,694	$93	2,783,823
PSUs granted at target	117	1,239,468	101	1,568,129	119	1,058,381
Additional shares earned above target*	103	463,913	83	396,794	91	275,190
PSUs released	103	(1,486,484)	83	(1,440,099)	91	(860,705)
PSUs canceled/forfeited	108	(44,346)	111	(126,781)	102	(177,995)
Balance at December 31**	$111	3,649,288	$107	3,476,737	$102	3,078,694

*                 Represents additional shares issued to employees after vesting of PSUs because final performance metrics exceeded specified targets.

**          Represents the number of shares expected to be issued based on achievement of grant date performance targets. The actual number of shares issued depends on the company’s performance against specified targets over the vesting period.

Retirement-Related Benefits (Tables)	12 Months Ended
Dec. 31, 2010
Retirement-Related Benefits
Retirement-related benefits net periodic (income)/cost in the Consolidated Statement of Earnings

( $ in millions)

	U.S. Plans			Non-U.S. Plans			Total
For the year ended December 31:	2010	2009	2008	2010	2009	2008	2010	2009	2008
Defined benefit pension plans	$(949)	$(919)	$(948)	$541	$521	$402	$(408)	$(398)	$(546)
Retention Plan	14	13	13	—	—	—	14	13	13
Total defined benefit pension plans (income)/cost	$(935)	$(906)	$(936)	$541	$521	$402	$(394)	$(384)	$(534)
IBM 401(k) Plus Plan and Non-U.S. plans	$882	$946	$1,034	$527	$478	$540	$1,409	$1,424	$1,574
Excess 401(k)	20	26	36	—	—	—	20	26	36
Total defined contribution plans cost	$902	$972	$1,069	$527	$478	$540	$1,430	$1,450	$1,609
Nonpension postretirement benefit plans cost	$281	$292	$310	$66	$58	$53	$347	$350	$363
Total retirement-related benefits net periodic cost	$248	$358	$443	$1,134	$1,057	$996	$1,382	$1,415	$1,439

Summary of the total projected benefit obligation (PBO) for defined benefit plans, accumulated postretirement benefit obligation (APBO) for nonpension postretirement benefit plans (benefit obligations), fair value of plan assets and the associated funded status

( $ in millions)

	Benefit Obligations		Fair Value of Plan Assets		Funded Status*
At December 31:	2010	2009	2010	2009	2010	2009
U.S. Plans:
Overfunded plans:
Qualified PPP	$49,663	$46,910	$50,259	$47,269	$596	$359
Underfunded plans:
Excess PPP	1,360	1,195	—	—	(1,360)	(1,195)
Retention Plan	271	249	—	—	(271)	(249)
Nonpension postretirement benefit plan	5,123	5,100	35	33	(5,088)	(5,067)
Total underfunded U.S. plans	$6,753	$6,545	$35	$33	$(6,718)	$(6,512)
Non-U.S. Plans:
Overfunded plans:
Qualified defined benefit pension plans	$22,625	$14,032	$25,096	$16,673	$2,471	$2,641
Nonpension postretirement benefit plans	8	7	9	8	1	1
Total overfunded non-U.S. plans	$22,633	$14,039	$25,105	$16,681	$2,472	$2,642
Underfunded plans:
Qualified defined benefit pension plans	$14,507	$21,521	$10,626	$17,633	$(3,881)	$(3,888)
Nonqualified defined benefit pension plans	5,452	5,755	—	—	(5,452)	(5,755)
Nonpension postretirement benefit plans	864	760	111	96	(753)	(664)
Total underfunded non-U.S. plans	$20,823	$28,036	$10,737	$17,729	$(10,086)	$(10,307)
Total overfunded plans	$72,296	$60,949	$75,364	$63,950	$3,068	$3,001
Total underfunded plans	$27,576	$34,581	$10,772	$17,762	$(16,804)	$(16,819)

*    Funded status is recognized in the Consolidated Statement of Financial Position as follows: Asset amounts as prepaid pension assets; (Liability) amounts as compensation and benefits (current liability) and retirement and nonpension postretirement benefit obligations (noncurrent liability).

Cost/(Income) of Defined Benefit Pension Plans

( $ in millions)

	Defined Benefit Pension Plans
	U.S. Plans			Non-U.S. Plans
For the year ended December 31:	2010	2009	2008	2010	2009	2008
Service cost	$—	$—	$—	$508	$585	$660
Interest cost	2,601	2,682	2,756	1,841	1,898	2,042
Expected return on plan assets	(4,017)	(4,009)	(3,978)	(2,461)	(2,534)	(2,725)
Amortization of transition assets	—	—	—	(0)	(0)	(0)
Amortization of prior service costs/(credits)	10	10	(7)	(174)	(126)	(129)
Recognized actuarial losses	471	411	291	712	624	612
Curtailments and settlements	1	—	2	27	(126)	(139)
Multi-employer plan/other costs	—	—	—	89	200	82
Total net periodic (income)/cost	$(935)	$(906)	$(936)	$541	$521	$402

Cost of Nonpension Postretirement Plans

( $ in millions)

	Nonpension Postretirement Benefit Plans
	U.S. Plan			Non-U.S. Plans
For the year ended December 31:	2010	2009	2008	2010	2009	2008
Service cost	$33	$41	$55	$9	$10	$10
Interest cost	262	289	312	59	51	53
Expected return on plan assets	—	—	(8)	(9)	(8)	(10)
Amortization of transition assets	—	—	—	0	0	0
Amortization of prior service costs/(credits)	(14)	(39)	(62)	(5)	(6)	(7)
Recognized actuarial losses	—	—	9	12	11	14
Curtailments and settlements	—	—	3	—	—	(6)
Total net periodic cost	$281	$292	$310	$66	$58	$53

Changes in benefit obligations and plan assets

( $ in millions)

	Defined Benefit Pension Plans				Nonpension Postretirement Benefit Plans
	U.S. Plans		Non-U.S. Plans*		U.S. Plan		Non-U.S. Plans
	2010	2009	2010	2009	2010	2009	2010	2009
Change in benefit obligation:
Benefit obligation at January 1	$48,354	$48,756	$41,308	$39,171	$5,100	$5,224	$767	$608
Service cost	—	—	508	585	33	41	9	10
Interest cost	2,601	2,682	1,841	1,898	262	289	59	51
Plan participants’ contributions	—	—	57	58	235	228	—	—
Acquisitions/divestitures, net	—	—	(75)	(58)	—	—	1	(2)
Actuarial losses/(gains)	3,573	155	1,656	506	123	(65)	32	14
Benefits paid from trust	(3,145)	(3,144)	(1,957)	(1,855)	(641)	(646)	(7)	(6)
Direct benefit payments	(92)	(94)	(457)	(464)	(5)	(25)	(25)	(23)
Foreign exchange impact	—	—	(225)	1,920	—	—	37	111
Medicare subsidy	—	—	—	—	16	52	—	—
Plan amendments/curtailments/settlements	1	—	(73)	(454)	—	—	0	4
Benefit obligation at December 31	$51,293	$48,354	$42,584	$41,308	$5,123	$5,100	$872	$767
Change in plan assets:
Fair value of plan assets at January 1	$47,269	$45,918	$34,305	$29,164	$33	$113	$104	$79
Actual return on plan assets	6,135	4,496	2,983	4,030	0	(1)	17	8
Employer contributions	—	—	801	1,195	408	338	0	1
Acquisitions/divestitures, net	—	—	(10)	(29)	(0)	—	(0)	—
Plan participants’ contributions	—	—	57	58	235	228	—	—
Benefits paid from trust	(3,145)	(3,144)	(1,957)	(1,855)	(641)	(646)	(7)	(6)
Foreign exchange impact	—	—	(396)	1,710	—	—	6	23
Plan amendments/curtailments/settlements	—	—	(61)	33	—	—	—	(1)
Fair value of plan assets at December 31	$50,259	$47,269	$35,722	$34,305	$35	$33	$120	$104
Funded status at December 31	$(1,034)	$(1,085)	$(6,861)	$(7,003)	$(5,088)	$(5,067)	$(752)	$(663)
Accumulated benefit obligation**	$51,293	$48,354	$41,630	$40,339	N/A	N/A	N/A	N/A

*    Excludes a defined benefit pension plan in Brazil due to restrictions on the use of plan assets imposed by governmental regulations.

**  Represents the benefit obligation assuming no future participant compensation increases.

N/A––Not applicable

Net funded status

( $ in millions)

	Defined Benefit Pension Plans				Nonpension Postretirement Benefit Plans
	U.S. Plans		Non-U.S. Plans		U.S. Plan		Non-U.S. Plans
At December 31:	2010	2009	2010	2009	2010	2009	2010	2009
Prepaid pension assets	$596	$359	$2,471	$2,641	$0	$—	$1	$1
Current liabilities––Compensation and benefits	(94)	(91)	(289)	(326)	(421)	(425)	(22)	(24)
Noncurrent liabilities––Retirement and nonpension postretirement benefit obligations	(1,536)	(1,353)	(9,044)	(9,318)	(4,667)	(4,642)	(731)	(640)
Funded status––net	$(1,034)	$(1,085)	$(6,861)	$(7,003)	$(5,088)	$(5,067)	$(752)	$(663)

Pre-tax net loss and prior service costs/(credits) and transition (assets)/liabilities recognized in other comprehensive income/(loss) and the changes in pre-tax net loss, prior service costs/(credits) and transition (assets)/liabilities recognized in accumulated other comprehensive income/(loss)

( $ in millions)

	Defined Benefit Pension Plans				Nonpension Postretirement Benefit Plans
	U.S. Plans		Non-U.S. Plans		U.S. Plan		Non-U.S. Plans
For the year ended December 31:	2010	2009	2010	2009	2010	2009	2010	2009
Net loss at January 1	$14,880	$15,623	$17,172	$18,898	$397	$454	$167	$155
Current period loss/(gain)	1,456	(332)	1,130	(1,107)	96	(57)	24	24
Curtailments and settlements	—	—	(10)	6	—	—	—	—
Amortization of net loss included in net periodic (income)/cost	(471)	(411)	(712)	(624)	—	—	(12)	(11)
Net loss at December 31	$15,865	$14,880	$17,580	$17,172	$492	$397	$180	$167
Prior service costs/(credits) at January 1	$159	$168	$(1,104)	$(980)	$(14)	$(53)	$(19)	$(21)
Current period prior service costs/(credits)	—	—	(28)	(370)	—	—	(0)	(5)
Curtailments and settlements	—	—	—	120	—	—	—	—
Amortization of prior service (costs)/credits included in net periodic (income)/cost	(10)	(10)	174	126	14	39	5	6
Prior service costs/(credits) at December 31	$149	$159	$(958)	$(1,104)	$—	$(14)	$(14)	$(19)
Transition (assets)/liabilities at January 1	$—	$—	$(1)	$(1)	$—	$—	$1	$1
Amortization of transition assets/(liabilities) included in net periodic (income)/cost	—	—	0	0	—	—	(0)	0
Transition (assets)/liabilities at December 31	$—	$—	$(0)	$(1)	$—	$—	$1	$1
Total loss recognized in Accumulated other comprehensive income/(loss)*	$16,014	$15,038	$16,621	$16,067	$492	$382	$167	$148

*                 See note N,”Equity Activity,” on page 103 for the total change in the accumulated other comprehensive income/(loss) and the Consolidated Statement of Changes in Equity for the components of net periodic (income)/cost, including the related tax effects, recognized in other comprehensive income/(loss) for the retirement-related benefit plans.

Pre-tax estimated net loss, estimated prior service costs/(credits) and estimated transition (assets)/liabilities of the retirement-related benefit plans that will be amortized from accumulated other comprehensive income/(loss) into net periodic (income)/cost and recorded in the Consolidated Statement of Earnings in 2011

The following table presents the pre-tax estimated net loss, estimated prior service costs/(credits) and estimated transition (assets)/ liabilities of the retirement-related benefit plans that will be amortized from accumulated other comprehensive income/(loss) into net periodic (income)/cost and recorded in the Consolidated Statement of Earnings in 2011.

( $ in millions)

	Defined		Nonpension Post-
	Benefit Pension Plans		retirement Benefit Plans
	U.S. Plans	Non-U.S. Plans	U.S. Plan	Non-U.S. Plans
Net loss	$844	$972	$—	$13
Prior service costs/(credits)	9	(171)	—	(4)
Transition (assets)/liabilities	—	(0)	—	—

Assumptions used to measure the net periodic (income)/cost benefit obligations for defined benefit pension plans

	Defined Benefit Pension Plans
	U.S. Plans			Non-U.S. Plans
For the year ended December 31:	2010	2009	2008	2010	2009	2008
Weighted-average assumptions used to measure net periodic (income)/cost for the year ended December 31:
Discount rate	5.60%	5.75%	6.00%	4.84%	4.89%	5.06%
Expected long-term returns on plan assets	8.00%	8.00%	8.00%	6.56%	6.73%	6.86%
Rate of compensation increase*	N/A	N/A	N/A	2.92%	3.09%	3.23%
Weighted-average assumptions used to measure benefit obligations at December 31:
Discount rate	5.00%	5.60%	5.75%	4.33%	4.84%	4.89%
Rate of compensation increase*	N/A	N/A	N/A	2.37%	2.92%	3.09%

*            Rate of compensation increase is not applicable to the U.S. defined benefit pension plans as benefit accruals ceased December 31, 2007 for all participants.

N/A–Not applicable

Assumptions used to measure the net periodic (income)/cost benefit obligations for defined benefit nonpension postretirement plans

	Nonpension Postretirement Benefit Plans
	U.S. Plan			Non-U.S. Plans
For the year ended December 31:	2010	2009	2008	2010	2009	2008
Weighted-average assumptions used to measure net periodic cost for the year ended December 31:
Discount rate	5.40%	5.75%	6.00%	7.92%	7.36%	7.13%
Expected long-term returns on plan assets	N/A	N/A	3.02%	9.16%	9.19%	9.04%
Weighted-average assumptions used to measure benefit obligations at December 31:
Discount rate	4.80%	5.40%	5.75%	7.75%	7.92%	7.36%

N/A–Not applicable

Defined benefit pension plans' major asset categories and their associated fair value

The following table presents the company’s defined benefit pension plans’ asset classes and their associated fair value at December 31, 2010. The U.S. Plan consists of the Qualified PPP and the Non-U.S. Plans consist of all plans sponsored by the company’s subsidiaries.

( $ in millions)

	U.S. Plan				Non-U.S. Plans
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Equity:
Equity securities(a)	$16,407	$54	$—	$16,460	$7,903	$—	$—	$7,903
Equity commingled/mutual funds(b)(c)	27	1,829	—	1,856	276	9,252	—	9,527
Fixed income:
Government and related(d)	—	12,743	—	12,743	—	7,574	—	7,574
Corporate bonds	—	6,721	—	6,721	—	1,252	11	1,263
Mortgage and asset-backed securities	—	1,147	56	1,202	—	45	—	45
Fixed income commingled/mutual funds(b)(e)	252	662	221	1,136	75	6,993	—	7,068
Insurance contracts	—	—	—	—	—	1,095	—	1,095
Cash and short-term investments(f)	244	2,000	—	2,244	147	254	—	401
Hedge funds	—	953	624	1,577	—	—	—	—
Private equity(g)	—	—	4,251	4,251	—	—	176	176
Private real estate(g)	—	—	2,634	2,634	—	—	533	533
Derivatives(h)	31	9	—	40	11	131	—	142
Other commingled/mutual funds(b)(i)	—	—	—	—	—	28	—	28
Subtotal	16,960	26,117	7,786	50,863	8,411	26,623	720	35,755
Other(j)	—	—	—	(603)	—	—	—	(33)
Fair value of plan assets	$16,960	$26,117	$7,786	$50,259	$8,411	$26,623	$720	$35,722

(a)          Represents U.S. and international securities. The U.S. Plan includes IBM common stock of  $122 million, representing 0.2 percent of the U.S. Plan assets. Non-U.S. Plans include IBM common stock of  $32 million, representing 0.1 percent of the non-U.S. Plans assets.

(b)         Commingled funds represent pooled institutional investments.

(c)          Invests in predominantly equity securities.

(d)         Includes debt issued by national, state and local governments and agencies.

(e)          Invests in predominantly fixed income securities.

(f)            Includes cash and cash equivalents and short-term marketable securities.

(g)         Includes limited partnerships and venture capital partnerships.

(h)         Primarily includes interest rate derivatives and, to a lesser extent, forwards, exchange traded and other over-the-counter derivatives.

(i)             Invests in both equity and fixed income securities.

(j)             Represents net unsettled transactions, relating primarily to purchases and sales of plan assets.

The following table presents the company’s defined benefit pension plans’ asset classes and their associated fair value at December 31, 2009. The U.S. Plan consists of the Qualified PPP and the Non-U.S. Plans consist of all plans sponsored by the company’s subsidiaries.

( $ in millions)

	U.S. Plan				Non-U.S. Plans
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Equity:
Equity securities(a)	$15,205	$56	$—	$15,261	$7,012	$—	$—	$7,012
Equity commingled/mutual funds(b)(c)	303	1,085	26	1,413	386	8,923	—	9,309
Fixed income:
Government and related(d)	—	10,880	—	10,880	—	6,231	—	6,231
Corporate bonds	—	7,264	—	7,264	—	1,467	—	1,467
Mortgage and asset-backed securities	—	1,403	37	1,440	—	21	—	21
Fixed income commingled/mutual funds(b)(e)	369	1,064	192	1,625	45	6,835	—	6,880
Insurance contracts	—	1	—	1	—	1,143	—	1,143
Cash and short-term investments(f)	243	2,460	—	2,703	98	236	—	333
Hedge funds	—	214	587	800	—	—	—	—
Private equity(g)	—	—	3,877	3,877	—	—	93	93
Private real estate(g)	—	—	2,247	2,247	—	—	492	492
Derivatives(h)	18	(221)	—	(203)	62	(7)	—	55
Other commingled/mutual funds(b)(i)	—	(0)	—	—	—	1,190	—	1,190
Subtotal	16,138	24,205	6,964	47,308	7,602	26,038	585	34,226
Other(j)	—	—	—	(39)	—	—	—	80
Fair value of plan assets	$16,138	$24,205	$6,964	$47,269	$7,602	$26,038	$585	$34,305

(a)   Represents U.S. and international securities. The U.S. Plan includes IBM common stock of  $122 million, representing 0.3 percent of the U.S. Plan assets. Non-U.S. Plans include IBM common stock of  $45 million, representing 0.1 percent of the non-U.S. Plans assets.

(b)   Commingled funds represent pooled institutional investments.

(c)   Invests in predominantly equity securities.

(d)   Includes debt issued by national, state and local governments and agencies.

(e)   Invests in predominantly fixed income securities.

(f)    Includes cash and cash equivalents and short-term marketable securities.

(g)   Includes limited partnerships and venture capital partnerships.

(h)   Primarily includes interest rate derivatives and, to a lesser extent, forwards, exchange traded and other over-the-counter derivatives.

(i)    Invests in both equity and fixed income securities.

(j)    Represents net unsettled transactions, relating primarily to purchases and sales of plan assets.

Reconciliation of the beginning and ending balances of Level 3 assets of U.S. Plan

( $ in millions)

	Equity		Mortgage and	Fixed Income
	Commingled/		Asset-Backed	Commingled/	Hedge	Private	Private
	Mutual Funds		Securities	Mutual Funds	Funds	Equity	Real Estate	Total
Balance at January 1, 2010	$26		$37	$192	$587	$3,877	$2,247	$6,964
Return on assets held at end of year	24		3	30	45	829	123	1,054
Return on assets sold during the year	(0)		0	—	3	(153)	16	(133)
Purchases, sales and settlements, net	139		11	—	(11)	(302)	248	85
Transfers, net	(188	)*	4	—	—	—	—	(184)
Balance at December 31, 2010	$—		$56	$221	$624	$4,251	$2,634	$7,786

*       During the year ended December 31, 2010, the fund hired an independent administrator responsible for valuing the fund. As a result of this action the asset was transferred from Level 3 to Level 2.

( $ in millions)

	Equity	Mortgage and	Fixed Income
	Commingled/	Asset-Backed	Commingled/	Hedge	Private	Private
	Mutual Funds	Securities	Mutual Funds	Funds	Equity	Real Estate	Total
Balance at January 1, 2009	$—	$47	$180	$513	$3,169	$2,698	$6,607
Return on assets held at end of year	1	11	11	80	575	(634)	44
Return on assets sold during the year	—	1	—	2	14	(98)	(81)
Purchases, sales and settlements, net	25	(7)	—	(8)	118	281	408
Transfers, net	—	(14)	—	—	—	—	(14)
Balance at December 31, 2009	$26	$37	$192	$587	$3,877	$2,247	$6,964

Reconciliation of the beginning and ending balances of Level 3 assets of non-U.S. Plan

( $ in millions)

	Corporate	Private	Private
	Bonds	Equity	Real Estate	Total
Balance at January 1, 2010	$—	$93	$492	$585
Return on assets held at end of year	(0)	14	41	55
Return on assets sold during the year	—	3	(3)	0
Purchases, sales and settlements, net	4	69	9	82
Transfers, net	7	(0)	—	7
Foreign exchange impact	0	(3)	(6)	(8)
Balance at December 31, 2010	$11	$176	$533	$720

( $ in millions)

	Private	Private
	Equity	Real Estate	Total
Balance at January 1, 2009	$64	$429	$494
Return on assets held at end of year	(10)	(10)	(19)
Return on assets sold during the year	—	—	1
Purchases, sales and settlements, net	32	27	59
Transfers, net	—	—	—
Foreign exchange impact	6	46	51
Balance at December 31, 2009	$93	$492	$585

Total expected benefit payments to defined benefit pension plan participants

( $ in millions)

	Qualified	Nonqualified	Qualified	Nonqualified	Total Expected
	U.S. Plan	U.S. Plans	Non-U.S. Plans	Non-U.S. Plans	Benefit
	Payments	Payments	Payments	Payments	Payments
2011	$3,390	$96	$1,949	$344	$5,780
2012	3,394	98	1,939	350	5,782
2013	3,408	102	1,963	362	5,834
2014	3,428	103	1,986	364	5,881
2015	3,435	106	2,017	373	5,931
2016-2020	17,271	560	10,609	2,019	30,458

Total expected benefit payments to nonpension postretirement benefit plan participants

( $ in millions)

		Less: IBM Share	Net Expected	Qualified	Nonqualified	Total Expected
	U.S. Plan	of Expected	U.S. Plan	Non-U.S. Plans	Non-U.S. Plans	Benefit
	Payments	Medicare Subsidy	Payments	Payments	Payments	Payments
2011	$493	$(23)	$470	$8	$30	$507
2012	483	(25)	458	9	33	500
2013	445	(25)	420	10	35	465
2014	427	(24)	403	10	38	451
2015	419	(23)	396	11	41	448
2016-2020	1,931	—	1,931	66	248	2,245

Defined benefit pension plans with accumulated benefit obligations (ABO) in excess of plan assets

( $ in millions)

	2010		2009
	Benefit		Benefit
At December 31:	Obligation	Plan Assets	Obligation	Plan Assets
Plans with PBO in excess of plan assets	$21,589	$10,627	$28,720	$17,633
Plans with ABO in excess of plan assets	21,166	10,576	27,996	17,561
Plans with assets in excess of PBO	72,288	75,355	60,942	63,942

Segment Information (Tables)	12 Months Ended
Dec. 31, 2010
Segment Information
Revenue and Pre-tax Income by Segment

( $ in millions)

	Global Services Segments
	Global	Global
	Technology	Business		Systems and	Global	Total
For the year ended December 31:	Services	Services	Software	Technology	Financing	Segments
2010:
External revenue	$38,201	$18,223	$22,485	$17,973	$2,238	$99,120
Internal revenue	1,313	798	2,950	804	1,842	7,707
Total revenue	$39,514	$19,021	$25,436	$18,777	$4,080	$106,827
Pre-tax income	$5,568	$2,569	$9,097	$1,586	$1,959	$20,778
Revenue year-to-year change	2.0%	2.6%	5.7%	9.8%	0.1%	4.2%
Pre-tax income year-to-year change	0.6%	0.5%	12.4%	11.8%	13.3%	7.5%
Pre-tax income margin	14.1%	13.5%	35.8%	8.4%	48.0%	19.5%

2009:
External revenue	$37,347	$17,653	$21,396	$16,190	$2,302	$94,889
Internal revenue	1,386	887	2,677	911	1,774	7,635
Total revenue	$38,734	$18,540	$24,073	$17,102	$4,076	$102,524
Pre-tax income	$5,537	$2,555	$8,095	$1,419	$1,730	$19,335
Revenue year-to-year change	(5.1)%	(10.3)%	(3.1)%	(15.2)%	(8.4)%	(7.6)%
Pre-tax income year-to-year change	20.2%	(4.7)%	14.4%	(8.5)%	7.0%	10.3%
Pre-tax income margin	14.3%	13.8%	33.6%	8.3%	42.4%	18.9%

2008:
External revenue	$39,264	$19,628	$22,089	$19,287	$2,559	$102,827
Internal revenue	1,546	1,044	2,761	882	1,892	8,125
Total revenue	$40,810	$20,671	$24,850	$20,169	$4,451	$110,951
Pre-tax income	$4,607	$2,681	$7,075	$1,550	$1,617	$17,531
Revenue year-to-year change	8.1%	7.5%	10.9%	(9.6)%	11.7%	5.0%
Pre-tax income year-to-year change	29.5%	29.9%	17.9%	(28.0)%	16.7%	15.6%
Pre-tax income margin	11.3%	13.0%	28.5%	7.7%	36.3%	15.8%

Revenue and pre-tax income reconciliations to IBM as Reported

( $ in millions)

For the year ended December 31:	2010	2009	2008
Revenue:
Total reportable segments	$106,827	$102,524	$110,951
Other revenue and adjustments	750	869	803
Elimination of internal revenue	(7,707)	(7,635)	(8,125)
Total IBM Consolidated Revenue	$99,870	$95,758	$103,630

( $ in millions)

For the year ended December 31:	2010	2009	2008
Pre-Tax Income:
Total reportable segments	$20,778	$19,335	$17,531
Elimination of internal transactions	(957)	(744)	(433)
Unallocated corporate amounts*	(98)	(453)	(382)
Total IBM Consolidated Pre-tax Income	$19,723	$18,138	$16,715

*                 The 2009 amount included a provision related to a joint venture investment, while the 2010 amount included an adjustment of that provision as the venture was divested. The 2008, 2009 and 2010 amounts included gains related to the divestiture of the printing business and the 2008 amount also included gains related to the sale of Lenovo stock.

Assets and Other Items by segment

( $ in millions)

	Global Services Segments
	Global	Global
	Technology	Business		Systems and	Global	Total
For the year ended December 31:	Services	Services	Software	Technology	Financing	Segments
2010:
Assets	$15,560	$8,007	$22,625	$7,287	$35,813	$89,292
Depreciation/amortization of intangibles	1,632	75	992	784	1,417	4,900
Capital expenditures/investments in intangibles	1,511	52	463	1,163	1,246	4,434
Interest income	—	—	—	—	2,116	2,116
Interest expense	—	—	—	—	548	548

2009:
Assets	$16,422	$6,885	$16,894	$6,907	$34,605	$81,714
Depreciation/amortization of intangibles	1,680	87	906	814	1,694	5,181
Capital expenditures/investments in intangibles	1,512	45	471	658	1,460	4,145
Interest income	—	—	—	—	2,265	2,265
Interest expense	—	—	—	—	674	674

2008:
Assets	$15,456	$6,874	$15,336	$7,313	$36,119	$81,098
Depreciation/amortization of intangibles	1,797	99	905	851	2,065	5,718
Capital expenditures/investments in intangibles	1,607	54	504	754	2,143	5,062
Interest income	—	—	—	—	2,604	2,604
Interest expense	—	—	—	—	988	988

Asset reconciliation to IBM as reported

( $ in millions)

At December 31:	2010	2009	2008
Assets:
Total reportable segments	$89,292	$81,714	$81,098
Elimination of internal transactions	(5,515)	(5,481)	(5,594)
Unallocated amounts:
Cash and marketable securities	10,113	12,688	11,631
Notes and accounts receivable	3,762	3,928	3,632
Deferred tax assets	4,494	5,545	8,341
Plant, other property and equipment	3,067	2,971	3,172
Pension assets	3,060	2,994	1,594
Other	5,178	4,665	5,647
Total IBM Consolidated Assets	$113,452	$109,022	$109,524

Geographic Information

( $ in millions)

For the year ended December 31:	2010	2009	2008
United States	$35,581	$34,150	$36,686
Japan	10,701	10,222	10,403
Other countries	53,589	51,386	56,541
Total IBM Consolidated Revenue	$99,870	$95,758	$103,630

*      Revenues are attributed to countries based on the location of the client.

( $ in millions)

At December 31:	2010	2009	2008
United States	$6,134	$6,313	$6,469
Japan	1,163	1,050	1,055
Other countries	5,135	5,092	4,797
Total	$12,432	$12,455	$12,321

Revenue by Classes of Similar Products or Services

( $ in millions)

For the year ended December 31:	2010	2009	2008
Global Technology Services:
Services	$29,367	$28,762	$29,928
Maintenance	7,250	6,956	7,250
Systems	1,409	1,279	1,648
Software	175	351	438
Global Business Services:
Services	$17,858	$17,213	$19,176
Software	236	231	237
Systems	129	208	215
Software:
Software	$20,882	$20,094	$20,695
Services	1,603	1,302	1,394
Systems and Technology:
Servers	$11,619	$10,627	$12,717
Storage	3,420	3,177	3,612
Microelectronics OEM	1,938	1,550	1,862
Retail Store Solutions	674	551	741
Microelectronics Services	321	285	355
Global Financing:
Financing	$1,580	$1,715	$1,946
Used equipment sales	659	588	613

VALUATION AND QUALIFYING ACCOUNTS AND RESERVES (Tables)	12 Months Ended
Dec. 31, 2010
VALUATION AND QUALIFYING ACCOUNTS AND RESERVES
Schedule of Valuation and Qualifying Accounts and Reserves

Description	Balance at Beginning of Period	Additions*	Writeoffs	Other**	Balance at End of Period
Allowance For Doubtful Accounts
2010
—Current	$669	$49	$(146)	$104	$676

—Noncurrent	$100	$(12)	$(29)	$(1)	$58

2009
—Current	$633	$115	$(189)	$111	$669

—Noncurrent	$180	$33	$(56)	$(58)	$100

2008
—Current	$549	$170	$(92)	$5	$633

—Noncurrent	$59	$138	$(19)	$2	$180

Allowance For Inventory Losses
2010	$679	$254	$(285)	$26	$674

2009	$643	$259	$(242)	$18	$679

2008	$669	$285	$(248)	$(63)	$643

Revenue Based Provisions
2010	$871	$3,234	$(3,216)	$(1)	$888

2009	$984	$3,969	$(4,019)	$(65)	$871

2008	$1,085	$6,145	$(6,195)	$(52)	$984

*
Additions for Allowance for Doubtful Accounts and Allowance for Inventory Losses are charged to expense and cost accounts, respectively, while Revenue Based Provisions are charged to revenue accounts.

**
Primarily comprises currency translation adjustments.

Significant Accounting Policies (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Significant Accounting Policies
Noncontrolling interest amounts in income	$ 9	$ 5	$ 14
Changes to noncontrolling interests	8	(1)	(26)
Services contract terms range	Less than one year to over 10 years
Unbilled services accounts receivable included in notes and accounts receivable trade	2,244	2,020
Unbilled services accounts receivable, length of time expected to be billed (in months)	4
Number of transactions BESP is used	20
Deferred services transition and setup costs	2,614	2,432
Estimated amortization of deferred services transition and setup costs for 2011	800
Estimated amortization of deferred services transition and setup costs for 2012	627
Estimated amortization of deferred transition and setup costs for 2013	512
Estimated amortization of deferred transition and setup costs for 2014	323
Estimated amortization of deferred transition and setup costs thereafter	352
Deferred amounts paid to clients in excess of the fair value of acquired assets used in outsourcing arrangements	78	72
Estimated amortization of deferred amounts paid to clients in excess of the fair value of acquired assets for 2011	35
Estimated amortization of deferred amounts paid to clients in excess of the fair value of acquired assets for 2012	19
Estimated amortization of deferred amounts paid to clients in excess of the fair value of acquired assets for 2013	11
Estimated amortization of deferred amounts paid to clients in excess of the fair value of acquired assets for 2014	9
Estimated amortization of deferred amounts paid to clients in excess of the fair value of acquired assets thereafter	3
Maximum amortization period for capitalized software costs (in years)	3
Amortization period for internal-use software program costs (in years)	2
Product warranty term, minimum (in years)	1
Product warranty term, maximum (in years)	3
Standard Warranty Liability
Beginning Balance	316	358
Current period accruals	407	374
Accrual adjustments to reflect actual experience	69	(11)
Charges incurred	(418)	(406)
Ending Balance	375	316	358
Deferred revenue:
Deferred income, current portion	11,580	10,845
Deferred income, noncurrect portion	3,666	3,562
Marketing and advertising expense:
Advertising and promotional expense	1,337	1,255	1,259
Services contracts
Deferred Income:
Deferred income	7,195	7,066
Movement in extended warranty liability
Beginning balance, aggregate deferred revenue	7,195	7,066
Ending balance, aggregate deferred revenue	7,195	7,066
Deferred revenue:
Aggregate deferred revenue	7,195	7,066
Extended warranty
Deferred Income:
Deferred income	670	665
Movement in extended warranty liability
Beginning balance, aggregate deferred revenue	665	589
Revenue deferred for new extended warranty contracts	329	283
Amortization of deferred revenue	(301)	(226)
Other	(22)	18
Ending balance, aggregate deferred revenue	670	665
Deferred revenue:
Deferred income, current portion	315	310
Deferred income, noncurrect portion	355	355
Aggregate deferred revenue	$ 670	$ 665

Significant Accounting Policies (Details 2) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Significant Accounting Policies
RSU vesting period (in years)	one- to five-year period
Minimum percentage of likelihood of being realized upon settlement for benefits from tax positions.	50.00%
Maturity tenure of derivative used in classifying it as current or noncurrent (in months)	12
Maximum original maturity period of highly liquid investments to be cash equivalents (in months)	3
Expected realization period for debt securities included in current assets	1
Number of days after which receivables are past-due	90
Common stock, par value (in dollars per share)	$ 0.2	$ 0.2
Buildings
Property, Plant and Equipment and Finite-Lived Intangible Assets
Minimum estimated useful lives of plant, rental machines and other property (in years)	30
Maximum estimated useful lives of plant, rental machines and other property (in years)	50
Building equipment
Property, Plant and Equipment and Finite-Lived Intangible Assets
Minimum estimated useful lives of plant, rental machines and other property (in years)	10
Maximum estimated useful lives of plant, rental machines and other property (in years)	20
Land improvements
Property, Plant and Equipment and Finite-Lived Intangible Assets
Maximum estimated useful lives of plant, rental machines and other property (in years)	20
Plant, laboratory and office equipment
Property, Plant and Equipment and Finite-Lived Intangible Assets
Minimum estimated useful lives of plant, rental machines and other property (in years)	2
Maximum estimated useful lives of plant, rental machines and other property (in years)	20
Computer equipment
Property, Plant and Equipment and Finite-Lived Intangible Assets
Minimum estimated useful lives of plant, rental machines and other property (in years)	1.5
Maximum estimated useful lives of plant, rental machines and other property (in years)	5
Leasehold improvements
Property, Plant and Equipment and Finite-Lived Intangible Assets
Maximum estimated useful lives of plant, rental machines and other property (in years)	25
Capitalized software
Property, Plant and Equipment and Finite-Lived Intangible Assets
Other intangible assets maximum years of life (in years)	3
Capitalized costs for internal-use software
Property, Plant and Equipment and Finite-Lived Intangible Assets
Other intangible assets maximum years of life (in years)	2
Other intangible assets
Property, Plant and Equipment and Finite-Lived Intangible Assets
Other intangible assets minimum years of life (in years)	2
Other intangible assets maximum years of life (in years)	7

Acquisitions and Divestitures (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended			1 Months Ended	12 Months Ended					1 Months Ended							12 Months Ended				12 Months Ended					1 Months Ended						12 Months Ended						1 Months Ended					1 Months Ended						12 Months Ended			3 Months Ended	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Aug. 31, 2010 Sterling Commerce	Dec. 31, 2010 Sterling Commerce	Aug. 27, 2010 Sterling Commerce	Dec. 31, 2010 Sterling Commerce Completed technology	Dec. 31, 2010 Sterling Commerce Client relationships	Dec. 31, 2010 Sterling Commerce Patents/trademarks	Nov. 30, 2010 Netezza	Dec. 31, 2010 Netezza	Nov. 10, 2010 Netezza	Dec. 31, 2010 Netezza Completed technology	Dec. 31, 2010 Netezza Client relationships	Dec. 31, 2010 Netezza IPR and D	Dec. 31, 2010 Netezza Patents/trademarks	Dec. 31, 2010 Other Acquisitions 2010	Dec. 31, 2010 Other Acquisitions 2010 Software.	Dec. 31, 2010 Other Acquisitions 2010 Global Technology Services	Dec. 31, 2010 Other Acquisitions 2010 Global Business Services	Dec. 31, 2010 Other Acquisitions 2010 Systems and Technology	Dec. 31, 2010 Other Acquisitions 2010 Completed technology	Dec. 31, 2010 Other Acquisitions 2010 Client relationships	Dec. 31, 2010 Other Acquisitions 2010 IPR and D	Dec. 31, 2010 Other Acquisitions 2010 Patents/trademarks	Oct. 31, 2009 SPSS, INC. (SPSS)	Dec. 31, 2009 SPSS, INC. (SPSS)	Oct. 02, 2009 SPSS, INC. (SPSS)	Dec. 31, 2009 SPSS, INC. (SPSS) Completed technology	Dec. 31, 2009 SPSS, INC. (SPSS) Client relationships	Dec. 31, 2009 SPSS, INC. (SPSS) Other intangible assets	Dec. 31, 2009 Other acquisitions 2009	Dec. 31, 2009 Other acquisitions 2009 Software.	Dec. 31, 2009 Other acquisitions 2009 Global Technology Services	Dec. 31, 2009 Other acquisitions 2009 Completed technology	Dec. 31, 2009 Other acquisitions 2009 Client relationships	Dec. 31, 2009 Other acquisitions 2009 Other intangible assets	Jan. 31, 2008 Cognos	Dec. 31, 2008 Cognos	Dec. 31, 2008 Cognos Completed technology	Dec. 31, 2008 Cognos Client relationships	Dec. 31, 2008 Cognos Other intangible assets	Apr. 30, 2008 Telelogic	Dec. 31, 2008 Telelogic	Apr. 03, 2008 Telelogic	Dec. 31, 2008 Telelogic Completed technology	Dec. 31, 2008 Telelogic Client relationships	Dec. 31, 2008 Telelogic Other intangible assets	Dec. 31, 2008 Other Acquisitions 2008	Dec. 31, 2008 Other Acquisitions 2008 Software.	Dec. 31, 2008 Other Acquisitions 2008 Global Technology Services	Jun. 30, 2008 Other Acquisitions 2008 Systems and Technology	Dec. 31, 2008 Other Acquisitions 2008 Systems and Technology	Dec. 31, 2008 Other Acquisitions 2008 Completed technology	Dec. 31, 2008 Other Acquisitions 2008 Client relationships	Dec. 31, 2008 Other Acquisitions 2008 IPR and D	Dec. 31, 2008 Other Acquisitions 2008 Other intangible assets	Dec. 31, 2008 ILOG Software.	Jun. 30, 2008 PSI Systems and Technology	Dec. 31, 2010 Completed technology	Dec. 31, 2009 Completed technology	Dec. 31, 2008 Completed technology	Dec. 31, 2010 Client relationships	Dec. 31, 2009 Client relationships	Dec. 31, 2008 Client relationships	Dec. 31, 2010 IPR and D	Dec. 31, 2009 Other intangible assets	Dec. 31, 2008 Other intangible assets	Dec. 31, 2010 Patents/trademarks
Acquisitions:
Businesses acquired, number	17	6	15																																														13	8			3
Businesses acquired, privately held companies number																		10			2												4																	7
Businesses acquired, publicly held companies number																		1
Businesses acquired, aggregate cost	$ 6,538	$ 1,471	$ 6,796																																			$ 5,021											$ 889									$ 295
Percentage of business acquired (percent, expressed as a decimal)						100.00%						100.00%					100.00%											100.00%										100.00%							100.00%
Businesses acquired, cash consideration						1,415						1,847																1,177										4,998							885
Businesses acquired, equity instruments																																						24
Acquired intangible asset, weighted average useful life (in years)				6.9						6.9							6.4									7						6.5						6.5					7						4.3
Purchase price allocated to current assets					196						218						377										397					13							504					242					185
Purchase price allocated to fixed assets/noncurrent					106						73						209										20					1							126					7					75
Purchase price allocated to goodwill					1,032						1,410						2,312	1,653	32	252	375						748					255	246	10					4,207					690					676	328	68		280
Purchase price allocated to intangible assets							218	244	14				202	52	4	16						493	293	17	27				105	30	36				39	20	1			534	512	78				108	127	15						94	39	24	19
Acquired intangible asset, weighted average useful life low end (in years)																																																												3	4	3	2	5	3		1	3	1
Acquired intangible asset, weighted average useful life high end (in years)																																																												7	7	7	7	7	7	5	7	7	7
Total assets acquired					1,810						1,975						3,728										1,336					330							5,960					1,189					1,112
Current liabilities					(129)						(9)						(161)										(157)					(34)							(798)					(141)					(233)
Noncurrent liabilities					(266)						(120)						(291)										(2)					0							(141)					(163)					(14)
Total liabilities assumed					(395)						(128)						(452)										(160)					(35)							(939)					(304)					(247)
Settlement of pre-existing litigation																																																											24
Total purchase price					1,415						1,847						3,277										1,177					295							5,021					885					889
Deferred tax liabilities reclassified to noncurrent from current					184
Expected percent of goodwill deductible for tax purposes, low end (percent, expressed as a decimal)																																						25.00%
Expected percent of goodwill deductible for tax purposes, high end (percent, expressed as a decimal)																																						30.00%
In-process research and development (IPR&D)			$ 24																																																	$ 24
Expected percent of goodwill deductible for tax purposes (percent, expressed as a decimal)																	10.00%

Acquisitions and Divestitures (Details 2) (USD $) In Millions	12 Months Ended			3 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Mar. 31, 2009 Geodis	Mar. 31, 2010 Dassault Systemes
Divestitures:
Proceeds from divestiture	$ 55	$ 400	$ 71	$ 365	$ 459
Gain (loss) on divestiture				$ 298	$ 591

Fair Value (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash and cash equivalents	$ 7,801	$ 9,277
Debt securities - current	990	1,791
Debt securities - noncurrent	7	9
Non-equity method alliance investments	458	374
Derivative assets - gross contained within prepaid expenses and other current assets	511	273
Derivative assets - gross contained within investments and sundry assets	588	565
Derivative liabilities - gross contained within other accrued expenses and liabilities	871	906
Derivative liabilities - gross contained within other liabilities	135	649
Potential reduction in net position of total derivative assets and liabilities	475	573
Fair value assets, non-recurring basis, details:
Equity method investment other than temporary impairment		5	81
Fair value of equity method investment after impairment		0
Level 1
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash and cash equivalents	1,532	2,780
Debt securities - noncurrent	1	3
Non-equity method alliance investments	445	366
Total Assets	1,978	3,149
Level 1 | Money market funds
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash and cash equivalents	1,532	2,780
Level 2
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash and cash equivalents	6,269	6,497
Debt securities - current	990	1,791
Debt securities - noncurrent	6	6
Non-equity method alliance investments	13	8
Derivative assets	1,099	838
Total Assets	8,377	9,140
Total Liabilities	1,006	1,555
Level 2 | Time deposits and certificates of deposit
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash and cash equivalents	2,473	4,324
Level 2 | Commercial paper
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash and cash equivalents	2,673	2,099
Debt securities - current	490	1,491
Level 2 | Foreign government securities
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash and cash equivalents	1,054
Level 2 | U.S. government securities
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash and cash equivalents	44
Debt securities - current	500	300
Level 2 | U.S. government agency securities
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash and cash equivalents	22
Level 2 | Other securities
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash and cash equivalents	3	74
Debt securities - current	1
Level 2 | Interest rate contracts
Financial assets and financial liabilities measured at fair value on a recurring basis:
Derivative assets	548	426
Derivative liabilities		2
Level 2 | Foreign exchange contracts
Financial assets and financial liabilities measured at fair value on a recurring basis:
Derivative assets	539	407
Derivative liabilities	1,003	1,553
Level 2 | Equity contracts
Financial assets and financial liabilities measured at fair value on a recurring basis:
Derivative assets	12	5
Derivative liabilities	3
Total fair value
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash and cash equivalents	7,801	9,277
Debt securities - current	990	1,791
Debt securities - noncurrent	7	9
Non-equity method alliance investments	458	374
Derivative assets	1,099	838
Total Assets	10,355	12,289
Total Liabilities	1,006	1,555
Total fair value | Time deposits and certificates of deposit
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash and cash equivalents	2,473	4,324
Total fair value | Commercial paper
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash and cash equivalents	2,673	2,099
Debt securities - current	490	1,491
Total fair value | Money market funds
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash and cash equivalents	1,532	2,780
Total fair value | Foreign government securities
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash and cash equivalents	1,054
Total fair value | U.S. government securities
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash and cash equivalents	44
Debt securities - current	500	300
Total fair value | U.S. government agency securities
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash and cash equivalents	22
Total fair value | Other securities
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash and cash equivalents	3	74
Debt securities - current	1
Debt securities - noncurrent	7	9
Total fair value | Interest rate contracts
Financial assets and financial liabilities measured at fair value on a recurring basis:
Derivative assets	548	426
Derivative liabilities		2
Total fair value | Foreign exchange contracts
Financial assets and financial liabilities measured at fair value on a recurring basis:
Derivative assets	539	407
Derivative liabilities	1,003	1,553
Total fair value | Equity contracts
Financial assets and financial liabilities measured at fair value on a recurring basis:
Derivative assets	12	5
Derivative liabilities	3
Time deposits and certificates of deposit
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash and cash equivalents	2,473	4,324
Commercial paper
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash and cash equivalents	2,673	2,099
Debt securities - current	490	1,491
Money market funds
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash and cash equivalents	1,532	2,780
Foreign government securities
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash and cash equivalents	1,054
U.S. government securities
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash and cash equivalents	44
Debt securities - current	500	300
U.S. government agency securities
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash and cash equivalents	22
Other securities
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash and cash equivalents	3	74
Debt securities - current	1
Debt securities - noncurrent	$ 7	$ 9

Financial Instruments (Excluding derivatives) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Fair value of financial instruments, details:
Carrying amount of long-term debt	$ 21,846	$ 21,932
Fair value of long-term debt	24,006	23,748
Debt and Marketable Equity Securities.
Cash and cash equivalents, Adjusted Cost	7,801	9,277
Cash and cash equivalents, gross unrealized gains	0	0
Cash and cash equivalents, gross unrealized losses	0	0
Debt securities - current, Adjusted Cost	990	1,791
Debt securities - current, gross unrealized gains		0
Debt securities - current, gross unrealized losses	0	0
Debt securities - noncurrent, Adjusted Cost	6	9
Debt securities non-current gross unrealized gains	1	0
Debt securities non-current gross unrealized losses	0	0
Non-equity method alliance investments, Adjusted Cost	194	183
Non-equity method alliance investments, gross unrealized gains	264	201
Non-equity method alliance investments, gross unrealized losses	0	(10)
Debt securities - noncurrent	7	9
Non-equity method alliance investments	458	374
Cash and cash equivalents	7,801	9,277
Debt securities - current	990	1,791
Proceeds from sales of debt securities and marketable equity securities	16	24
Gross realized gains (before taxes) on sales of debt securities and marketable equity securities	6	3
Gross realized losses (before taxes) on sales of debt securities and marketable equity securities	(1)	(40)
Unrealized holding gains (losses) on available-for-sale debt and marketable securities
Net unrealized gains/(losses) arising during the period	51	72
Less: Net (losses)/gains included in net income for the period	0	(39)
Net unrealized gains/(losses) on marketable securities	51	111	(324)
Writedowns included in net income for the period	3.6	16.2
Contractual maturities of substantially all available-for-sale debt securities	1Y
Time deposits and certificates of deposit
Debt and Marketable Equity Securities.
Cash and cash equivalents, Adjusted Cost	2,473	4,324
Cash and cash equivalents, gross unrealized gains		0
Cash and cash equivalents, gross unrealized losses	0
Cash and cash equivalents	2,473	4,324
Commercial paper
Debt and Marketable Equity Securities.
Cash and cash equivalents, Adjusted Cost	2,673	2,099
Cash and cash equivalents, gross unrealized losses	0	0
Debt securities - current, Adjusted Cost	490	1,491
Debt securities - current, gross unrealized losses	0	0
Cash and cash equivalents	2,673	2,099
Debt securities - current	490	1,491
Money market funds
Debt and Marketable Equity Securities.
Cash and cash equivalents, Adjusted Cost	1,532	2,780
Cash and cash equivalents	1,532	2,780
Foreign government securities
Debt and Marketable Equity Securities.
Cash and cash equivalents, Adjusted Cost	1,054
Cash and cash equivalents	1,054
U.S. government securities
Debt and Marketable Equity Securities.
Cash and cash equivalents, Adjusted Cost	44
Cash and cash equivalents, gross unrealized gains	0
Cash and cash equivalents, gross unrealized losses	0
Debt securities - current, Adjusted Cost	500	300
Debt securities - current, gross unrealized gains		0
Debt securities - current, gross unrealized losses	0
Cash and cash equivalents	44
Debt securities - current	500	300
U.S. government agency securities
Debt and Marketable Equity Securities.
Cash and cash equivalents, Adjusted Cost	22
Cash and cash equivalents, gross unrealized gains	0
Cash and cash equivalents, gross unrealized losses	0
Cash and cash equivalents	22
Other securities
Debt and Marketable Equity Securities.
Cash and cash equivalents, Adjusted Cost	3	74
Debt securities - current, Adjusted Cost	1
Debt securities - current, gross unrealized losses	0
Debt securities - noncurrent, Adjusted Cost	6	9
Debt securities non-current gross unrealized gains	1	0
Debt securities non-current gross unrealized losses	0	0
Debt securities - noncurrent	7	9
Cash and cash equivalents	3	74
Debt securities - current	$ 1

Inventories (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Inventories
Finished goods	$ 432	$ 533
Work in process and raw materials	2,018	1,960
Total	$ 2,450	$ 2,494

Financing Receivables (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010 Net investment in sales-type and direct financing leases	Dec. 31, 2009 Net investment in sales-type and direct financing leases	Dec. 31, 2010 Commercial financing receivables	Dec. 31, 2009 Commercial financing receivables	Dec. 31, 2010 Client loan receivables	Dec. 31, 2009 Client loan receivables	Dec. 31, 2010 Installment payment receivables	Dec. 31, 2009 Installment payment receivables
Financing receivables, current
Financing receivables, net, current	$ 16,257	$ 14,914	$ 3,945	$ 4,105	$ 6,777	$ 5,604	$ 4,718	$ 4,475	$ 816	$ 730
Financing receivables, noncurrent
Financing receivables, net, noncurrent	10,548	10,644	5,384	5,331	43	58	4,734	4,759	388	496
Financing receivable, payment terms			Two to six years		30 to 90 days		two to seven years
Sales-type and direct financing leases, unguaranteed residual value			871	849
Sales-type and direct financing leases, unearned income			816	905
Sales-type and direct financing leases, allowance for doubtful accounts			151	159
Financing receivables used as collateral for non-recourse borrowings	$ 302	$ 271
Scheduled maturities of minimum lease payments oustanding as a percentage of the total, 2011 (in percent)			46.00%
Scheduled maturities of minimum lease payments oustanding as a percentage of the total, 2012 (in percent)			29.00%
Scheduled maturities of minimum lease payments oustanding as a percentage of the total, 2013 (in percent)			17.00%
Scheduled maturities of minimum lease payments oustanding as a percentage of the total, 2014 (in percent)			7.00%
Scheduled maturities of minimum lease payments oustanding as a percentage of the total, 2015 and beyond (in percent)			2.00%

Financing Receivables (Details 2) (USD $) In Millions	Dec. 31, 2010
Financing Receivables:
Ending Balance	$ 19,625
Collectively evaluated for impairment	18,993
Individually evaluated for impairment	632
Allowance for Credit Losses:
Ending Balance	353
Collectively evaluated for impairment	71
Individually evaluated for impairment	282
Lease receivables
Financing Receivables:
Ending Balance	8,545
Allowance for Credit Losses:
Ending Balance	151
Lease receivables | Major Markets
Financing Receivables:
Ending Balance	6,562
Allowance for Credit Losses:
Ending Balance	109
Lease receivables | Growth Markets
Financing Receivables:
Ending Balance	1,983
Allowance for Credit Losses:
Ending Balance	42
Client loan receivables
Financing Receivables:
Ending Balance	11,080
Allowance for Credit Losses:
Ending Balance	201
Client loan receivables | Major Markets
Financing Receivables:
Ending Balance	9,087
Allowance for Credit Losses:
Ending Balance	125
Client loan receivables | Growth Markets
Financing Receivables:
Ending Balance	1,993
Allowance for Credit Losses:
Ending Balance	76
Major Markets
Financing Receivables:
Ending Balance	15,650
Collectively evaluated for impairment	15,199
Individually evaluated for impairment	451
Allowance for Credit Losses:
Ending Balance	234
Collectively evaluated for impairment	60
Individually evaluated for impairment	174
Growth Markets
Financing Receivables:
Ending Balance	3,975
Collectively evaluated for impairment	3,794
Individually evaluated for impairment	181
Allowance for Credit Losses:
Ending Balance	119
Collectively evaluated for impairment	11
Individually evaluated for impairment	$ 108

Financing Receivables (Details 3) (USD $) In Millions	Dec. 31, 2010
Financing Receivables on Non-accrual Status
Total Receivables	$ 366
Lease receivables
Financing Receivables on Non-accrual Status
Total Receivables	101
Lease receivables | Major Markets
Financing Receivables on Non-accrual Status
Total Receivables	69
Lease receivables | Growth Markets
Financing Receivables on Non-accrual Status
Total Receivables	33
Client loan receivables
Financing Receivables on Non-accrual Status
Total Receivables	264
Client loan receivables | Major Markets
Financing Receivables on Non-accrual Status
Total Receivables	141
Client loan receivables | Growth Markets
Financing Receivables on Non-accrual Status
Total Receivables	$ 123

Financing Receivables (Details 4) (USD $) In Millions	Dec. 31, 2010
Impaired client loan receivables
Recorded Investment	$ 328
Related Allowance	187
Major Markets
Impaired client loan receivables
Recorded Investment	196
Related Allowance	119
Growth Markets
Impaired client loan receivables
Recorded Investment	132
Related Allowance	$ 68

Financing Receivables (Details 5) (USD $) In Millions	Dec. 31, 2010
Gross recorded investment for each class of receivables, by credit quality indicator
Total	$ 19,625
Lease receivables
Gross recorded investment for each class of receivables, by credit quality indicator
Total	8,545
Lease receivables | Major Markets
Gross recorded investment for each class of receivables, by credit quality indicator
Total	6,562
Lease receivables | Major Markets | Aaa - Aa3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	787
Lease receivables | Major Markets | A1 - A3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	1,444
Lease receivables | Major Markets | Baa1 - Baa3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	2,494
Lease receivables | Major Markets | Ba1 - Ba2
Gross recorded investment for each class of receivables, by credit quality indicator
Total	853
Lease receivables | Major Markets | Ba3 - B1
Gross recorded investment for each class of receivables, by credit quality indicator
Total	525
Lease receivables | Major Markets | B2 - B3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	262
Lease receivables | Major Markets | Caa - D
Gross recorded investment for each class of receivables, by credit quality indicator
Total	197
Lease receivables | Growth Markets
Gross recorded investment for each class of receivables, by credit quality indicator
Total	1,983
Lease receivables | Growth Markets | Aaa - Aa3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	178
Lease receivables | Growth Markets | A1 - A3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	178
Lease receivables | Growth Markets | Baa1 - Baa3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	833
Lease receivables | Growth Markets | Ba1 - Ba2
Gross recorded investment for each class of receivables, by credit quality indicator
Total	397
Lease receivables | Growth Markets | Ba3 - B1
Gross recorded investment for each class of receivables, by credit quality indicator
Total	238
Lease receivables | Growth Markets | B2 - B3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	99
Lease receivables | Growth Markets | Caa - D
Gross recorded investment for each class of receivables, by credit quality indicator
Total	59
Client loan receivables
Gross recorded investment for each class of receivables, by credit quality indicator
Total	11,080
Client loan receivables | Major Markets
Gross recorded investment for each class of receivables, by credit quality indicator
Total	9,087
Client loan receivables | Major Markets | Aaa - Aa3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	1,090
Client loan receivables | Major Markets | A1 - A3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	1,999
Client loan receivables | Major Markets | Baa1 - Baa3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	3,453
Client loan receivables | Major Markets | Ba1 - Ba2
Gross recorded investment for each class of receivables, by credit quality indicator
Total	1,181
Client loan receivables | Major Markets | Ba3 - B1
Gross recorded investment for each class of receivables, by credit quality indicator
Total	727
Client loan receivables | Major Markets | B2 - B3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	363
Client loan receivables | Major Markets | Caa - D
Gross recorded investment for each class of receivables, by credit quality indicator
Total	273
Client loan receivables | Growth Markets
Gross recorded investment for each class of receivables, by credit quality indicator
Total	1,993
Client loan receivables | Growth Markets | Aaa - Aa3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	179
Client loan receivables | Growth Markets | A1 - A3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	179
Client loan receivables | Growth Markets | Baa1 - Baa3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	837
Client loan receivables | Growth Markets | Ba1 - Ba2
Gross recorded investment for each class of receivables, by credit quality indicator
Total	399
Client loan receivables | Growth Markets | Ba3 - B1
Gross recorded investment for each class of receivables, by credit quality indicator
Total	239
Client loan receivables | Growth Markets | B2 - B3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	100
Client loan receivables | Growth Markets | Caa - D
Gross recorded investment for each class of receivables, by credit quality indicator
Total	60
Major Markets
Gross recorded investment for each class of receivables, by credit quality indicator
Total	15,650
Growth Markets
Gross recorded investment for each class of receivables, by credit quality indicator
Total	$ 3,975

Financing Receivables (Details 6) (USD $) In Millions	Dec. 31, 2010
Past Due Financing Receivable
Total Past Due (> 90 days)	$ 65
Current	19,560
Total Financing Receivables	19,625
Recorded Investment > 90 Days and Accruing	31
Lease receivables
Past Due Financing Receivable
Total Past Due (> 90 days)	22
Current	8,523
Total Financing Receivables	8,545
Recorded Investment > 90 Days and Accruing	10
Lease receivables | Major Markets
Past Due Financing Receivable
Total Past Due (> 90 days)	10
Current	6,552
Total Financing Receivables	6,562
Recorded Investment > 90 Days and Accruing	5
Lease receivables | Growth Markets
Past Due Financing Receivable
Total Past Due (> 90 days)	13
Current	1,970
Total Financing Receivables	1,983
Recorded Investment > 90 Days and Accruing	5
Client loan receivables
Past Due Financing Receivable
Total Past Due (> 90 days)	43
Current	11,037
Total Financing Receivables	11,080
Recorded Investment > 90 Days and Accruing	21
Client loan receivables | Major Markets
Past Due Financing Receivable
Total Past Due (> 90 days)	11
Current	9,076
Total Financing Receivables	9,087
Recorded Investment > 90 Days and Accruing	4
Client loan receivables | Growth Markets
Past Due Financing Receivable
Total Past Due (> 90 days)	32
Current	1,961
Total Financing Receivables	1,993
Recorded Investment > 90 Days and Accruing	17
Major Markets
Past Due Financing Receivable
Total Financing Receivables	15,650
Growth Markets
Past Due Financing Receivable
Total Financing Receivables	$ 3,975

Financing Receivables (Details 7)	12 Months Ended
Dec. 31, 2010
Financial Industry
Financing Receivables by Portfolio Segment
Financing receivables (in percent)	36.00%
Government Industry
Financing Receivables by Portfolio Segment
Financing receivables (in percent)	16.00%
Manufacturing Industry
Financing Receivables by Portfolio Segment
Financing receivables (in percent)	14.00%
Retail Industry
Financing Receivables by Portfolio Segment
Financing receivables (in percent)	9.00%
Services Industry
Financing Receivables by Portfolio Segment
Financing receivables (in percent)	8.00%
Communications Industry
Financing Receivables by Portfolio Segment
Financing receivables (in percent)	5.00%
Other industries
Financing Receivables by Portfolio Segment
Financing receivables (in percent)	12.00%

Plant, Rental Machines and Other Property (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Plant, Rental Machines and Other Property
Plant, rental machines and other property, gross	$ 40,289	$ 39,596
Accumulated depreciation	26,193	25,431
Plant, rental machines and other property, net	14,096	14,165
Land and land improvements
Plant, Rental Machines and Other Property
Plant, rental machines and other property, gross	777	737
Buidings and building improvements
Plant, Rental Machines and Other Property
Plant, rental machines and other property, gross	9,414	9,314
Plant, laboratory and office equipment
Plant, Rental Machines and Other Property
Plant, rental machines and other property, gross	26,676	25,888
Plant and other property
Plant, Rental Machines and Other Property
Plant, rental machines and other property, gross	36,867	35,940
Accumulated depreciation	24,435	23,485
Plant, rental machines and other property, net	12,432	12,455
Rental machines
Plant, Rental Machines and Other Property
Plant, rental machines and other property, gross	3,422	3,656
Accumulated depreciation	1,758	1,946
Plant, rental machines and other property, net	$ 1,665	$ 1,710

Investments and Sundry Assets (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Investments and Sundry Assets.
Deferred transition and setup costs and other deferred arrangements	$ 1,853	$ 1,772
Derivatives-noncurrent	588	565
Alliance investments - equity method	122	115
Alliance investments - non-equity method	531	477
Prepaid software	268	312
Long-term deposits	350	310
Other receivables	560	617
Employee benefit-related	409	427
Prepaid income taxes	434	123
Other assets	663	660
Total	$ 5,778	$ 5,379

Intangible Assets Including Goodwill (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Intangible asset balances by major asset class:
Gross Carrying Amount	$ 5,649	$ 4,622
Accumulated Amortization	(2,161)	(2,109)
Net Carrying Amount	3,488	2,513
Net carrying amount increase/(decrease)	975
Intangible asset amortization expense	1,174	1,221
Intangible assets retired and fully amortized	1,108
Capitalized software
Intangible asset balances by major asset class:
Gross Carrying Amount	1,558	1,765
Accumulated Amortization	(726)	(846)
Net Carrying Amount	831	919
Acquired intangibles
Intangible asset balances by major asset class:
Intangible asset amortization expense	517	489
Client relationships
Intangible asset balances by major asset class:
Gross Carrying Amount	1,709	1,367
Accumulated Amortization	(647)	(677)
Net Carrying Amount	1,062	690
Completed technology
Intangible asset balances by major asset class:
Gross Carrying Amount	2,111	1,222
Accumulated Amortization	(688)	(452)
Net Carrying Amount	1,422	770
In-process R&D
Intangible asset balances by major asset class:
Gross Carrying Amount	21
Accumulated Amortization	0
Net Carrying Amount	21
Patents/trademarks
Intangible asset balances by major asset class:
Gross Carrying Amount	211	174
Accumulated Amortization	(71)	(59)
Net Carrying Amount	140	115
Other intangible assets
Intangible asset balances by major asset class:
Gross Carrying Amount	39	94
Accumulated Amortization	(28)	(75)
Net Carrying Amount	$ 11	$ 19

Intangible Assets Including Goodwill (Details 2) (USD $) In Millions	12 Months Ended
Dec. 31, 2010
Future amortization expense, by year
2011	$ 1,124
2012	806
2013	577
2014	366
2015	257
Capitalized software
Future amortization expense, by year
2011	507
2012	256
2013	69
Acquired intangibles
Future amortization expense, by year
2011	617
2012	550
2013	508
2014	366
2015	$ 257

Intangible Assets Including Goodwill (Details3) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Changes in Goodwill Balances
Beginning Balance	$ 20,190	$ 18,226
Goodwill Additions	4,754	1,004
Purchase Price Adjustments	(54)	(56)
Divestitures		(13)
Foreign Currency Translation and Other Adjustments	245	1,031
Ending Balance	25,136	20,190
Global Business Services
Changes in Goodwill Balances
Beginning Balance	4,042	3,870
Goodwill Additions	252
Purchase Price Adjustments	0
Foreign Currency Translation and Other Adjustments	35	172
Ending Balance	4,329	4,042
Global Technology Services
Changes in Goodwill Balances
Beginning Balance	2,777	2,616
Goodwill Additions	32	10
Purchase Price Adjustments	(1)	1
Foreign Currency Translation and Other Adjustments	(104)	150
Ending Balance	2,704	2,777
Software.
Changes in Goodwill Balances
Beginning Balance	12,605	10,966
Goodwill Additions	4,095	994
Purchase Price Adjustments	(52)	(50)
Divestitures		(13)
Foreign Currency Translation and Other Adjustments	315	708
Ending Balance	16,963	12,605
Systems and Technology
Changes in Goodwill Balances
Beginning Balance	766	772
Goodwill Additions	375
Purchase Price Adjustments	(1)	(7)
Foreign Currency Translation and Other Adjustments	(1)	1
Ending Balance	$ 1,139	$ 766

Borrowings (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2009
Debt Disclosure
Short Term Debt	$ 6,778	$ 4,168
Total	25,606	24,008
Less: Net unamortized discount	531	527
Add: Fair value adjustment	788	673
Long-Term Debt, including current portion	25,863	24,154
Less: Current maturities	4,017	2,222
Long-term debt, excluding current portion	21,846	21,932
Commercial paper
Debt Disclosure
Short Term Debt	1,144	235
Weighted-average interest rates for short-term loans (percent, expressed as a decimal)	0.20%	0.10%
Short-term loans
Debt Disclosure
Short Term Debt	1,617	1,711
Weighted-average interest rates for short-term loans (percent, expressed as a decimal)	1.10%	1.80%
Long term debt - current maturities
Debt Disclosure
Short Term Debt	4,017	2,222
U.S. Dollar Notes and Debentures
Debt Disclosure
Total	21,766	18,247
2.88% Notes and Debentures, maturing in 2011-2012
Debt Disclosure
Total	6,326	5,456
Debt instrument, stated interest rate percentage (percent, expressed as a decimal)	2.88%	2.88%
3.76% Notes and Debentures, maturing in 2013-2014
Debt Disclosure
Total	5,019	3,332
Debt instrument, stated interest rate percentage (percent, expressed as a decimal)	3.76%	3.76%
5.92% Notes and debentures, maturing in 2015-2019
Debt Disclosure
Total	6,350	5,396
Debt instrument, stated interest rate percentage (percent, expressed as a decimal)	5.92%	5.92%
5.00% Notes and debentures, maturing in 2020
Debt Disclosure
Total	9
Debt instrument, stated interest rate percentage (percent, expressed as a decimal)	5.00%
7.00% Notes and Debentures, maturing in 2025
Debt Disclosure
Total	600	600
Debt instrument, stated interest rate percentage (percent, expressed as a decimal)	7.00%	7.00%
6.22% Notes and Debentures, maturing in 2027
Debt Disclosure
Total	469	469
Debt instrument, stated interest rate percentage (percent, expressed as a decimal)	6.22%	6.22%
6.50% Notes and Debentures, maturing in 2028
Debt Disclosure
Total	313	313
Debt instrument, stated interest rate percentage (percent, expressed as a decimal)	6.50%	6.50%
5.875% Notes and Debentures, maturing in 2032
Debt Disclosure
Total	600	600
Debt instrument, stated interest rate percentage (percent, expressed as a decimal)	5.88%	5.88%
8.00% Notes and Debentures, maturing in 2038
Debt Disclosure
Total	187	187
Debt instrument, stated interest rate percentage (percent, expressed as a decimal)	8.00%	8.00%
5.60% Notes and Debentures, maturing in 2039
Debt Disclosure
Total	1,545	1,518
Debt instrument, stated interest rate percentage (percent, expressed as a decimal)	5.60%	5.60%
7.00% Notes and Debentures, maturing in 2045
Debt Disclosure
Total	27	27
Debt instrument, stated interest rate percentage (percent, expressed as a decimal)	7.00%	7.00%
7.125% Notes and Debentures, maturing in 2096
Debt Disclosure
Total	322	350
Debt instrument, stated interest rate percentage (percent, expressed as a decimal)	7.13%	7.13%
5.4% Euros maturing in 2011-2016
Debt Disclosure
Total	1,897	3,427
Debt instrument, stated interest rate percentage (percent, expressed as a decimal)	5.40%	5.40%
0.9% Japanese yen maturing in 2013-2014
Debt Disclosure
Total	1,162	1,565
Debt instrument, stated interest rate percentage (percent, expressed as a decimal)	0.90%	0.90%
3.4% Swiss francs maturing in 2011-2020
Debt Disclosure
Total	540	484
Debt instrument, stated interest rate percentage (percent, expressed as a decimal)	3.40%	3.40%
4.5% Other maturing in 2011-2013
Debt Disclosure
Total	$ 240	$ 285
Debt instrument, stated interest rate percentage (percent, expressed as a decimal)	4.50%	4.50%

Borrowings (Details 2) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2009
Debt Disclosure
Total	$ 25,606	$ 24,008
IBM International Group Capital LLC | 2.88% Notes and Debentures, maturing in 2011-2012 and 3.76% Notes and Debentures, maturing in 2013-2014
Debt Disclosure
Total	$ 1,600
Percentage of ownership in indirect subsidiary (percent, expressed as a decimal)	100.00%

Borrowings (Details 3) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2009
Borrowings
Fixed-rate debt	$ 14,446	$ 11,939
Floating-rate debt	11,417	12,215
Fixed-rate debt, Average Rate (percent, expressed as a decimal)	5.29%	6.13%
Floating-rate debt, Average Rate (percent, expressed as a decimal)	1.23%	1.22%
Long-Term Debt, including current portion	25,863	24,154
Notional interest rate swaps that effectively convert the fixed-rate long-term debt into floating-rate debt	7,078	9,054
Pre-swap annual contractual maturities of long-term debt outstanding
2011	4,021
2012	4,209
2013	5,451
2014	1,329
2015	168
2016 and beyond	10,427
Total	$ 25,606	$ 24,008

Borrowings (Details 4) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Interest on Debt
Cost of financing	$ 555,000,000	$ 706,000,000	$ 788,000,000
Interest expense	365,000,000	404,000,000	687,000,000
Net investment derivative activity	3,000,000	(1,000,000)	(13,000,000)
Interest capitalized	5,000,000	13,000,000	15,000,000
Total interest paid and accrued	928,000,000	1,122,000,000	1,477,000,000
Unused lines:
Unused lines of credit	21,388,000,000	17,314,000,000
Credit Agreement
Unused lines:
Unused lines of credit	9,926,000,000	9,910,000,000
Revolving lines of credit, term	five-year
Revolving lines of credit, amount	10,000,000,000
Lines of credit, expenses	6,200,000	6,300,000	6,200,000
Revolving lines of credit, additional amount	2,000,000,000
Other lines of credit, mostly uncommitted
Unused lines:
Unused lines of credit	11,462,000,000	7,405,000,000
Revolving lines of credit, amount	$ 14,679,000,000	$ 9,790,000,000

Derivative Financial Instruments (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Derivative Assets
Fair value of derivative instruments designated as hedging instruments	$ 794,000,000	$ 656,000,000
Fair value of derivative instruments not designated as hedging instruments	305,000,000	182,000,000
Fair value of total derivative instruments	1,099,000,000	838,000,000
Derivative Liabilities
Fair value of derivative instruments designated as hedging instruments	633,000,000	1,027,000,000
Fair value of derivative instruments not designated as hedging instruments	373,000,000	528,000,000
Fair value of total derivative instruments	1,006,000,000	1,555,000,000
Total fair value of derivative liabilities and debt designated as hedging instruments	3,576,000,000	5,613,000,000
Derivative instruments with credit-risk related contingent features	363,000,000	779,000,000
Collateral posted for derivative instruments with credit-risk related contingent features	9,000,000	37,000,000
Maximum spread on credit default swap agreements before full overnight collateralization is required (in basis points)	250
Liabilities included in master netting arrangements	475,000,000	573,000,000
Weighted-average remaining maturity of derivative instruments in qualifying net investment hedge relationships	0.4Y	1.6Y
De-designated net investment hedge derivative liabilities	221,000,000	318,000,000
De-designated net investment hedge derivative liabilities maturing in one year	221,000,000	94,000,000
Notional amount of de-designated derivative instruments	1,600,000,000	2,300,000,000
Notional amount of interest rate swap derivatives	7,100,000,000	9,100,000,000
Notional amount of derivatives designated as net investment hedges	1,900,000,000	1,000,000,000
Maximum length of time of hedging exposure in future cash flow - anticipated royalties and cost transactions	3.9Y
Notional amount of forward contracts designated as cash flow hedges - forecasted royalty and cost transactions	11,300,000,000	18,700,000,000
Weighted-average remaining maturity of forward contracts designated as cash flow hedges of forecasted royalty and cost transactions	0.8Y	1.3Y
Maximum length of time of hedging exposure in future cash flow - foreign currency denominated borrowings	3Y
Notional amount of cross-currency swaps designated as cash flow hedges of foreign currency	200,000,000	300,000,000
Terms of forward and swap contracts used to manage cash of subsidiaries	less than 2Y
Notional amount of derivative instruments in economic hedges of foreign currency exposure	13,000,000,000	13,100,000,000
Notional amount of equity risk derivatives	1,000,000,000	800,000,000
Net gains/(losses) in accumulated other comprehensive income/(loss), cash flow hedges of anticipated royalties and cost transactions	(147,000,000)	(718,000,000)
Gains/(Losses) expected to be reclassified to net income within the next 12 months, royalties and cost transactions	(249,000,000)	(427,000,000)
Net gains (losses) in accumulated other comprehensive income/(loss), cash flow hedges of borrowings	(15,000,000)	(18,000,000)
Gains (losses) expected to be reclassified to net income within the next 12 months, borrowings	(9,000,000)	(10,000,000)
Cash collateral related to all applicable derivative instruments (recorded in other receivables for 2010 and prepaid expenses and other current assets in 2009)	9,000,000	37,000,000
Amounts recognized in accounts payable for the obligation to return cash collateral	88,000,000
Cash collateral rehypothecated	9,000,000
Terms of economic hedge derivatives	1Y or less
Interest rate contracts | Prepaid expenses and other current assets
Derivative Assets
Fair value of derivative instruments designated as hedging instruments	33,000,000	43,000,000
Fair value of total derivative instruments	33,000,000	43,000,000
Foreign exchange contracts | Prepaid expenses and other current assets
Derivative Assets
Fair value of derivative instruments designated as hedging instruments	224,000,000	74,000,000
Fair value of derivative instruments not designated as hedging instruments	242,000,000	151,000,000
Fair value of total derivative instruments	466,000,000	225,000,000
Equity contracts | Prepaid expenses and other current assets
Derivative Assets
Fair value of derivative instruments not designated as hedging instruments	12,000,000	5,000,000
Fair value of total derivative instruments	12,000,000	5,000,000
Interest rate contracts | Investments and sundry assets
Derivative Assets
Fair value of derivative instruments designated as hedging instruments	514,000,000	383,000,000
Fair value of total derivative instruments	514,000,000	383,000,000
Foreign exchange contracts | Investments and sundry assets
Derivative Assets
Fair value of derivative instruments designated as hedging instruments	22,000,000	156,000,000
Fair value of derivative instruments not designated as hedging instruments	51,000,000	26,000,000
Fair value of total derivative instruments	73,000,000	182,000,000
Foreign exchange contracts | Other accrued expenses and liabilities
Derivative Liabilities
Fair value of derivative instruments designated as hedging instruments	498,000,000	602,000,000
Fair value of derivative instruments not designated as hedging instruments	370,000,000	304,000,000
Fair value of total derivative instruments	868,000,000	906,000,000
Equity contracts | Other accrued expenses and liabilities
Derivative Liabilities
Fair value of derivative instruments not designated as hedging instruments	3,000,000	0
Fair value of total derivative instruments	3,000,000	0
Interest rate contracts | Other liabilities.
Derivative Liabilities
Fair value of derivative instruments designated as hedging instruments		2,000,000
Fair value of total derivative instruments		2,000,000
Foreign exchange contracts | Other liabilities.
Derivative Liabilities
Fair value of derivative instruments designated as hedging instruments	135,000,000	423,000,000
Fair value of derivative instruments not designated as hedging instruments		224,000,000
Fair value of total derivative instruments	135,000,000	647,000,000
Short term debt
Derivative Liabilities
Fair Value of debt designated as hedging instruments	823,000,000	1,440,000,000
Total fair value of derivative liabilities and debt designated as hedging instruments	823,000,000	1,440,000,000
Long term debt.
Derivative Liabilities
Fair Value of debt designated as hedging instruments	1,746,000,000	2,618,000,000
Total fair value of derivative liabilities and debt designated as hedging instruments	$ 1,746,000,000	$ 2,618,000,000

Derivative Financial Instruments (Details 2) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Derivative Instruments, Gain (Loss)
Amount of gain (loss) recognized in accumulated other comprehensive income/(loss) on derivatives (effective portion), foreign exchange contracts,cash flow hedges	$ 371	$ (718)
Amount of gain (loss) recognized in accumulated other comprehensive income/(loss) on derivatives (effective portion), interest rate contracts, cash flow hedges		0
Amount of gain (loss) recognized in accumulated other comprehensive income/(loss) on derivatives (effective portion), foreign exchange contracts, net investment hedges	178	(162)
Total gain (loss) recognized in earnings on derivatives	805	(219)
Total gain (loss) recognized in earnings Attributable to risk being hedged	(116)	537
Total Effective portion recognized in AOCI	549	(880)
Total Effective portion reclassified from AOCI to earnings	(203)	94
Total (Ineffectiveness) and amounts excluded from effectiveness testing	(7)	(2)
Cost of financing
Derivative Instruments, Gain (Loss)
Amount of gain (loss) recognized in earnings on derivatives, interest rate contracts, fair value hedges	241	(172)
Amount of gain (loss) on hedged item recognized in earnings attributable to risk being hedged, interest rate contracts, fair value hedges	(70)	344
Interest expense
Derivative Instruments, Gain (Loss)
Amount of gain (loss) recognized in earnings on derivatives, interest rate contracts, fair value hedges	160	(97)
Amount of gain (loss) on hedged item recognized in earnings attributable to risk being hedged, interest rate contracts, fair value hedges	(46)	193
Amount of gain (loss) reclassified from accumulated other comprehensive income/(loss) to earnings (effective portion), interest rate contracts, cash flow hedges	(8)	(13)
Amount of gain (loss) reclassified from accumulated other comprehensive income/(loss) to earnings (effective portion), foreign exchange contracts, net investment hedges	0
Amount of gain (loss) recognized in earnings on derivatives (ineffectiveness) and amounts excluded from effectiveness testing, foreign exchange contracts, net investment hedges	(3)	1
Other (income) and expense
Derivative Instruments, Gain (Loss)
Amount of gain (loss) reclassified from accumulated other comprehensive income/(loss) to earnings (effective portion), foreign exchange contracts, cash flow hedges	(54)	143
Amount of gain (loss) recognized in earnings on derivatives (ineffectiveness) and amounts excluded from effectiveness testing, foreign exchange contracts, cash flow hedges	(4)	(3)
Amount of gain (loss) recognized in earnings on derivatives, foreign exchange contracts, not designated as hedging instruments	299	(128)
Cost of sales
Derivative Instruments, Gain (Loss)
Amount of gain (loss) reclassified from accumulated other comprehensive income/(loss) to earnings (effective portion), foreign exchange contracts, cash flow hedges	(92)	(49)
Selling, general and administrative expense
Derivative Instruments, Gain (Loss)
Amount of gain (loss) reclassified from accumulated other comprehensive income/(loss) to earnings (effective portion), foreign exchange contracts, cash flow hedges	(49)	14
Amount of gain (loss) recognized in earnings on derivatives, equity contracts, not designated as hedging instruments	$ 105	$ 177

Other Liabilities (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010 Workforce Current Liability	Dec. 31, 2010 Workforce Noncurrent Liability	Dec. 31, 2010 Space Current Liability	Dec. 31, 2010 Space Noncurrent Liability	Dec. 31, 2010 Current Liability	Dec. 31, 2010 Noncurrent Liability
Other Liabilities
Income tax reserves	$ 3,486	$ 3,627
Executive compensation accruals	1,302	1,160
Disability benefits	739	795
Derivative liabilities	135	649
Special actions	399	441
Workforce reductions	406	409
Deferred taxes	378	470
Environmental accruals	249	245
Noncurrent warranty accruals	130	126
Asset retirement obligations	161	116
Other	841	781
Total	8,226	8,819
Restructuring Reserve
Liability at the beginning of the period			71	427	16	14	87	441
Payments			(64)		(18)		(82)
Other Adjustments			38	(32)	11	(10)	(48)	(42)
Liability at the end of the period			$ 45	$ 395	$ 8	$ 4	$ 53	$ 399

Other Liabilities (Details 2) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Non-ARO environmental liabilities
Environmental Loss
Accrual for environmental loss contingencies	$ 262	$ 258
ARO liabilities
Environmental Loss
Accrual for environmental loss contingencies	$ 176	$ 126

Equity Activity (Details) (USD $) In Millions, except Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Equity Activity
Common stock, shares authorized (in shares)	4,687,500,000	4,687,500,000
Common stock, par value (in dollars per share)	$ 0.2	$ 0.2
Common stock, outstanding (in shares)	1,227,993,544
Preferred stock, shares authorized (in shares)	150,000,000
Preferred stock, par value (in dollars per share)	$ 0.01
Preferred stock, shares outstanding (in shares)	0
Common stock repurchased (in shares)	117,721,650	68,650,727	89,890,347
Common stock repurchased	$ 15,419	$ 7,534	$ 10,563
Common stock issued under employee plans, (in shares)	34,783,386	30,034,808	39,374,439
Issue of treasury shares as a result of exercises of stock options (in shares)	7,929,318	6,408,265	5,882,800
Common stock repurchase authorization available	8,694
Purchases of treasury stock under employee plans (in shares)	2,334,932	1,550,846	1,505,107
Value of common shares remitted by employees in order to satisfy tax withholding requirements	297	161	166
Accumulated Other Comprehensive Income (Loss) Net of Tax
Balance at the Beginning of the Period	(18,830)	(21,845)
Changes for period	87	3,015	(18,431)
Balance at the End of the Period	(18,743)	(18,830)	(21,845)
Accumulated Other Comprehensive Income/(Loss)
Accumulated Other Comprehensive Income (Loss) Net of Tax
Balance at the Beginning of the Period	(18,830)	(21,845)
Changes for period	87	3,015
Balance at the End of the Period	(18,743)	(18,830)
Net Unrealized Gains/(Losses) on Cash Flow Hedge Derivatives
Accumulated Other Comprehensive Income (Loss) Net of Tax
Balance at the Beginning of the Period	(481)	74
Changes for period	385	(556)
Balance at the End of the Period	(96)	(481)
Foreign Currency Translation Adjustments
Accumulated Other Comprehensive Income (Loss) Net of Tax
Balance at the Beginning of the Period	1,836	103
Changes for period	643	1,732
Balance at the End of the Period	2,478	1,836
Net Change Retirement- related Benefit Plans
Accumulated Other Comprehensive Income (Loss) Net of Tax
Balance at the Beginning of the Period	(20,297)	(22,025)
Changes for period	(992)	1,727
Balance at the End of the Period	(21,289)	(20,297)
Net Unrealized Gains/(Losses) on Marketable Securities
Accumulated Other Comprehensive Income (Loss) Net of Tax
Balance at the Beginning of the Period	113	2
Changes for period	51	111
Balance at the End of the Period	164	113
Comprehensive Income
Accumulated Other Comprehensive Income (Loss) Net of Tax
Changes for period			$ (18,431)

Contingencies and Commitments (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2010 Extended lines of credit	Dec. 31, 2009 Extended lines of credit	Dec. 31, 2010 Financing for client purchase agreements	Dec. 31, 2009 Financing for client purchase agreements	Dec. 31, 2010 Financial guarantees	Dec. 31, 2009 Financial guarantees
Contingencies and Commitments
Clients presence in number of countries	170
Income tax examination - Brazil, total potential liability	$ 650
Commitments, guarantees:
Unused amounts in lines of credit to third-party entities and commitments for future financing to clients		3,415	3,576	2,825	2,788
Guarantor obligations, maximum exposure						$ 48	$ 85

Taxes (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Income before income taxes:
U.S. operations	$ 9,140	$ 9,524	$ 8,424
Non-U.S. operations	10,583	8,614	8,291
Income before income taxes	19,723	18,138	16,715
Components of the provision for income taxes by geographic operation and by taxing jurisdiction
U.S. operations	2,000	2,427	2,348
Non-U.S. operations	2,890	2,286	2,033
Provision for Income Taxes	4,890	4,713	4,381
U.S. federal:
Current	190	473	338
Deferred	1,015	1,341	1,263
Total	1,205	1,814	1,601
U.S. state and local:
Current	279	120	216
Deferred	210	185	205
Total	489	305	421
Non-U.S.:
Current	3,127	2,347	1,927
Deferred	69	247	432
Total	3,196	2,594	2,359
Provision for Income Taxes	4,890	4,713	4,381
Provision for social security, real estate, personal property and other taxes	4,018	3,986	4,076
Taxes included in income	$ 8,908	$ 8,699	$ 8,457
Reconciliation of the statutory U.S. federal tax rate to the company's effective tax rate
Statutory rate (percent, expressed as a decimal)	35.00%	35.00%	35.00%
Foreign tax differential (percent, expressed as a decimal)	(10.00%)	(9.00%)	(8.00%)
State and local (percent, expressed as a decimal)	2.00%	1.00%	1.00%
Other (percent, expressed as a decimal)	(2.00%)	(1.00%)	(2.00%)
Effective rate (percent, expressed as a decimal)	25.00%	26.00%	26.00%
Benefit of effective tax rate from completion of IRS examination (in points)	6.4

Taxes (Details 2) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Deferred Tax Assets
Retirement benefits	$ 4,131	$ 3,921
Share-based and other compensation	1,570	1,853
Deferred income	1,080	847
Domestic tax loss/credit carryforwards	948	859
Foreign tax loss/credit carryforwards	758	680
Bad debt, inventory and warranty reserves	564	605
Depreciation	470	485
Capitalized research and development	291	539
Other	1,486	1,999
Gross deferred tax assets	11,298	11,788
Less: valuation allowance	795	812
Net deferred tax assets	10,503	10,976
Deferred Tax Liabilities
Leases	1,950	2,129
Depreciation	1,223	1,138
Goodwill and intangible assets	909	639
Software development costs	638	409
Retirement benefits	338	389
Other	1,114	874
Gross deferred tax liabilities	6,172	5,578
Tax effect of foreign and domestic loss carryforwards	909
Tax effect of foreign and domestic tax credit carryforwards	797
Number of years for which carryforwards are available	Two years or ten years or more
Increase (decrease) in valuation allowance balance	(17)
Increase (decrease) in amount of unrecognized tax benefits	$ 503

Taxes (Details 3) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
A reconciliation of the beginning and ending amount of unrecognized tax benefits
Balance at January 1	$ 4,790,000,000	$ 3,898,000,000	$ 3,094,000,000
Additions based on tax positions related to the current year	1,054,000,000	554,000,000	1,481,000,000
Additions for tax positions of prior years	1,768,000,000	634,000,000	747,000,000
Reductions for tax positions of prior years (including impacts due to a lapse in statute)	(1,659,000,000)	(277,000,000)	(1,209,000,000)
Settlements	(660,000,000)	(19,000,000)	(215,000,000)
Balance at December 31	5,293,000,000	4,790,000,000	3,898,000,000
Tax benefit on foreign tax losses	1,475,000,000
Offsetting tax benefits associated with the correlative effects of potential transfer pricing adjustments, state income taxes and timing adjustments	444,000,000
Net unrecognized tax amount that, if recognized, would favorably affect the company's effective tax rate	4,849,000,000	4,213,000,000	3,366,000,000
Recognized interest expense (benefit) and penalties	(15,000,000)	193,000,000	96,000,000
Interest and penalties accrued	374,000,000	479,000,000
Significant reduction in unrecognized tax benefits that is reasonably possible in the next 12 months	280,000,000
IRS Audit 2004 to 2005
Income Tax Examination
Pending valuation matters associated with the intercompany transfer of certain intellectual property and computational issues related to certain tax credits			2,000,000,000
Undistributed earnings of non-U.S. subsidiaries	$ 31,100,000,000

Research, Development and Engineering (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Research, Development and Engineering.
RD&E expense	$ 6,026	$ 5,820	$ 6,337
Scientific research, application of scientific advances, services and application	5,720	5,523	6,015
Software-related expenses	3,028	2,991	3,359
Charge for acquired IPR&D			24
Product-related engineering expenses	$ 306	$ 297	$ 322

Earnings Per Share of Common Stock (Details) (USD $) In Millions, except Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Weighted-average number of shares on which earnings per share calculations are based:
Basic (in shares)	1,268,789,202	1,327,157,410	1,369,367,069
Add - incremental shares under stock-based compensation plans (in shares)	16,189,053	12,258,864	16,617,801
Add - incremental shares associated with contingently issuable shares (in shares)	2,377,133	1,936,480	1,812,328
Assuming dilution (in shares)	1,287,355,388	1,341,352,754	1,387,797,198
Net income on which earnings per share calculations are based:
Net income on which basic earnings per share is calculated	$ 14,833	$ 13,425	$ 12,334
Less - net income applicable to contingently issuable shares	0		1
Net income on which diluted earnings per share is calculated	$ 14,833	$ 13,425	$ 12,333
Earnings per share of common stock:
Assuming dilution (in dollars per share) (Note R)	$ 11.52	$ 10.01	$ 8.89
Basic (in dollars per share) (Note R)	$ 11.69	$ 10.12	$ 9.02
Outstanding stock options not included in the computation of diluted earnings per share (in shares)		612,272	42,981,463

Rental Expense and Lease Commitments (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Rental Expense and Lease Commitments
Rental Expense	$ 1,727	$ 1,677	$ 1,681
Operating lease commitments:
Gross minimum rental commitments (including vacant space below) for 2011	1,521
Gross minimum rental commitments (including vacant space below) for 2012	1,184
Gross minimum rental commitments (including vacant space below) for 2013	917
Gross minimum rental commitments (including vacant space below) for 2014	732
Gross minimum rental commitments (including vacant space below) for 2015	518
Gross minimum rental commitments (including vacant space below) beyond 2015	638
Vacant space commitments for 2011	46
Vacant space commitments for 2012	24
Vacant space commitments for 2013	6
Vacant space commitments for 2014	6
Vacant space commitments for 2015	5
Vacant space commitments, beyond 2015	3
Sublease income commitments for 2011	40
Sublease income commitments for 2012	21
Sublease income commitments for 2013	12
Sublease income commitments for 2014	8
Sublease income commitments for 2015	5
Sublease income commitments beyond 2015	7
Capital Leases
Capital lease commitments for 2011	25
Capital lease commitments for 2012	21
Capital lease commitments for 2013	45
Capital lease commitments for 2014	8
Capital lease commitments for 2015	8
Capital lease commitments beyond 2015	$ 5

Stock-Based Compensation (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Stock-based compensation cost, allocation of recognized costs
Pre-tax stock-based compensation cost	$ 629	$ 558	$ 659
Total Stock-based compensation cost	389	337	435
Income tax benefits	(240)	(221)	(224)
Stock-based compensation cost, unrecognized, related to non-vested awards	1,044	1,082
Stock-based compensation cost, unrecognized, related to non-vested awards, weighted-average period of recognition (in years)	2.5
Cost
Stock-based compensation cost, allocation of recognized costs
Pre-tax stock-based compensation cost	94	94	116
Selling, general and administrative
Stock-based compensation cost, allocation of recognized costs
Pre-tax stock-based compensation cost	488	417	484
Research, development and engineering
Stock-based compensation cost, allocation of recognized costs
Pre-tax stock-based compensation cost	48	47	58
Other (income) and expense
Stock-based compensation cost, allocation of recognized costs
Pre-tax stock-based compensation cost	$ (1)

Stock-Based Compensation (Details 2) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Share-based Compensation Arrangement by Share-based Payment Award
Shares authorized under existing stock based compensation plans (in shares)	274,100,000
Additional shares considered authorized under previous stock based compensation plans (in shares)	66,200,000
Unused shares available for grant (in shares)	130,700,000
Vesting period (in years)	one- to five-year period
Wtd. Avg Exercise Price
Outstanding, beginning balance (in dollars per share)	$ 98	$ 102	$ 100
Options exercised (in dollars per share)	$ 134	$ 120	$ 91
Options canceled/expired (in dollars per share)	$ 108	$ 127	$ 109
Outstanding, ending balance (in dollars per share)	$ 94	$ 98	$ 102
Exercisable at end of period (in dollars per share)	$ 94	$ 98	$ 102
No.of Shares Under Option
Outstanding, beginning balance (in shares)	73,210,457	119,307,170	157,661,257
Options exercised (in shares)	(33,078,316)	(28,100,192)	(36,282,000)
Options canceled/expired (in shares)	(934,413)	(17,996,521)	(2,072,087)
Outstanding, ending balance (in shares)	39,197,728	73,210,457	119,307,170
Exercisable at end of period (in shares)	39,197,728	72,217,126	114,445,381
Stock options
Share-based Compensation Arrangement by Share-based Payment Award
Percentage of awards vested per year (percent, expressed as a decimal)	25.00%
Vesting period (in years)	4Y
Contractual term (in years)	10Y
Deferred compensation stock options
Share-based Compensation Arrangement by Share-based Payment Award
Deferred incentive compensation converted to equity, holding period (in years)	3Y
Contractual term (in years)	10Y
Restricted Stock Units
Share-based Compensation Arrangement by Share-based Payment Award
Vesting period (in years)	one- to five-year period
Performance Share Units
Share-based Compensation Arrangement by Share-based Payment Award
Vesting period (in years)	3Y

Stock-Based Compensation (Details 3) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Stock option activity by exercise price ranges
Options Outstanding, Wtg. Avg. Exercise Price (in dollars per share)	$ 94
Options Outstanding, Number of Shares Under Option (in shares)	39,197,728
Options Outstanding, Aggregate Instrinsic Value	$ 2,058,444,194
Options Outstanding, Wtd. Avg. Remaining Contractual Life (in years)	2.4
Options Exercisable, Wtd. Avg. Exercise Price (in dollars per share)	$ 94
Options Exercisable, Number of Shares Under Option (in shares)	39,197,728
Options Exercisable, Aggregate Intrinsic Value	2,058,444,194
Options Exercisable, Wtd. Avg. Remaining Contractual Life (in years)	2.4
Additional options outstanding in connection with acquisitions (in shares)	1,100,000
Additional options outstanding, weighted-average exercise price (in dollars per share)	$ 58
Total intrinsic value of options exercised	1,072,000,000	639,000,000	1,073,000,000
Cash received from exercises of stock options	3,347,000,000	2,744,000,000	3,320,000,000
Tax benefit from exercise of stock options	351,000,000	243,000,000	356,000,000
Treasury stock, shares (in shares)	933,806,510	821,679,245
Exercise price range $61- $85
Stock option activity by exercise price ranges
Options Outstanding, Wtg. Avg. Exercise Price (in dollars per share)	$ 77
Options Outstanding, Number of Shares Under Option (in shares)	12,169,508
Options Outstanding, Aggregate Instrinsic Value	846,212,907
Options Outstanding, Wtd. Avg. Remaining Contractual Life (in years)	2.3
Options Exercisable, Wtd. Avg. Exercise Price (in dollars per share)	$ 77
Options Exercisable, Number of Shares Under Option (in shares)	12,169,508
Options Exercisable, Aggregate Intrinsic Value	846,212,907
Options Exercisable, Wtd. Avg. Remaining Contractual Life (in years)	2.3
Exercise price, lower range limit (in dollars per share)	$ 61
Exercise price, upper range limit (in dollars per share)	$ 85
Exercise price range $86- $105
Stock option activity by exercise price ranges
Options Outstanding, Wtg. Avg. Exercise Price (in dollars per share)	$ 98
Options Outstanding, Number of Shares Under Option (in shares)	18,978,978
Options Outstanding, Aggregate Instrinsic Value	932,730,564
Options Outstanding, Wtd. Avg. Remaining Contractual Life (in years)	3
Options Exercisable, Wtd. Avg. Exercise Price (in dollars per share)	$ 98
Options Exercisable, Number of Shares Under Option (in shares)	18,978,978
Options Exercisable, Aggregate Intrinsic Value	932,730,564
Options Exercisable, Wtd. Avg. Remaining Contractual Life (in years)	3
Exercise price, lower range limit (in dollars per share)	$ 86
Exercise price, upper range limit (in dollars per share)	$ 105
Exercise price range $106 and over
Stock option activity by exercise price ranges
Options Outstanding, Wtg. Avg. Exercise Price (in dollars per share)	$ 112
Options Outstanding, Number of Shares Under Option (in shares)	8,049,242
Options Outstanding, Aggregate Instrinsic Value	279,500,723
Options Outstanding, Wtd. Avg. Remaining Contractual Life (in years)	1.3
Options Exercisable, Wtd. Avg. Exercise Price (in dollars per share)	$ 112
Options Exercisable, Number of Shares Under Option (in shares)	8,049,242
Options Exercisable, Aggregate Intrinsic Value	$ 279,500,723
Options Exercisable, Wtd. Avg. Remaining Contractual Life (in years)	1.3
Exercise price, lower range limit (in dollars per share)	$ 106

Stock-Based Compensation (Details 4) (USD $)	12 Months Ended		12 Months Ended			3 Months Ended	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010 Stock Awards	Dec. 31, 2009 Stock Awards	Dec. 31, 2008 Stock Awards	Mar. 31, 2011 Restricted Stock Units	Dec. 31, 2010 Restricted Stock Units	Dec. 31, 2009 Restricted Stock Units	Dec. 31, 2008 Restricted Stock Units	Dec. 31, 2010 Performance Share Units	Dec. 31, 2009 Performance Share Units	Dec. 31, 2008 Performance Share Units	Dec. 31, 2010 Employee Stock Purchase Plan	Dec. 31, 2009 Employee Stock Purchase Plan	Dec. 31, 2008 Employee Stock Purchase Plan
Wtd. Avg. Grant Price
Wtd. Avg. grant price, beginning balance (in dollars per share)						$ 110	$ 102	$ 100	$ 94	$ 107	$ 102	$ 93
Granted (in dollars per share)							$ 122	$ 105	$ 107	$ 117	$ 101	$ 119
Additional shares earned above target (in dollars per share)										$ 103	$ 83	$ 91
Released (in dollars per share)							$ 98	$ 99	$ 88	$ 103	$ 83	$ 91
Canceled/forfeited (in dollars per share)							$ 105	$ 101	$ 98	$ 108	$ 111	$ 102
Wtd. Avg. grant price, ending balance (in dollars per share)							$ 110	$ 102	$ 100	$ 111	$ 107	$ 102
Number of units
Beginning balance (in shares)						11,196,446	13,405,654	12,397,515	11,887,746	3,476,737	3,078,694	2,783,823
Granted (in shares)							3,459,303	4,432,449	4,587,011	1,239,468	1,568,129	1,058,381
Additional shares earned above target (in shares)										463,913	396,794	275,190
Released (in shares)							(5,102,951)	(2,748,613)	(3,526,580)	(1,486,484)	(1,440,099)	(860,705)
Canceled/forfeited (in shares)							(565,560)	(675,697)	(550,662)	(44,346)	(126,781)	(177,995)
Ending balance (in shares)							11,196,446	13,405,654	12,397,515	3,649,288	3,476,737	3,078,694
Remaining weighted-average contractual term of RSUs (in years)	2.5						3	3	3
Fair value of stock units granted							$ 421,000,000	$ 467,000,000	$ 490,000,000	$ 145,000,000	$ 159,000,000	$ 126,000,000
Fair value of stock units vested and released							503,000,000	272,000,000	311,000,000	153,000,000	120,000,000	78,000,000
Stock-based compensation cost, unrecognized, related to non-vested awards	1,044,000,000	1,082,000,000					865,000,000	892,000,000	863,000,000
Fair value of stock units granted per non-executive employee, second quarter 2011						1,000
Number of non-executive employees to receive equity award grant, second quarter 2011						400,000
Tax benefits realized from stock awards			293,000,000	156,000,000	165,000,000
Discount on purchase of common stock (percent, expressed as a decimal)													5.00%
Maximum percentage of payroll deductions on eligible compensation (percent, expressed as a decimal)													10.00%
Maximum stock purchases by employees, value													$ 25,000
Maximum stock purchases by employees (in shares)													1000
Employees purchased shares under the ESPP (in shares)													2,400,000	3,200,000	3,500,000
Shares were available for purchase (in shares)	130,700,000												7,200,000	9,600,000	12,800,000

Retirement-Related Benefits (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended																									12 Months Ended								12 Months Ended									12 Months Ended																																	12 Months Ended							12 Months Ended					12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010 Defined Benefit Pension Plans	Dec. 31, 2009 Defined Benefit Pension Plans	Dec. 31, 2008 Defined Benefit Pension Plans	Dec. 31, 2010 Defined Benefit Pension Plans U.S. Plan(s)	Dec. 31, 2009 Defined Benefit Pension Plans U.S. Plan(s)	Dec. 31, 2008 Defined Benefit Pension Plans U.S. Plan(s)	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans	Dec. 31, 2008 Defined Benefit Pension Plans Non-U.S. Plans	Dec. 31, 2010 Personal Pension Plan (PPP)	Dec. 31, 2009 Personal Pension Plan (PPP)	Dec. 31, 2010 Personal Pension Plan (PPP) U.S. Plan(s)	Dec. 31, 2009 Personal Pension Plan (PPP) U.S. Plan(s)	Dec. 31, 2008 Personal Pension Plan (PPP) U.S. Plan(s)	Dec. 31, 2008 Personal Pension Plan (PPP) U.S. Plan(s) Underfunded Plans	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans)	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s)	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s)	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Overfunded Plans	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Overfunded Plans	Dec. 31, 2010 Excess PPP (Nonqualified defined benefit pension plans) U.S. Plan(s) Underfunded Plans	Dec. 31, 2009 Excess PPP (Nonqualified defined benefit pension plans) U.S. Plan(s) Underfunded Plans	Dec. 31, 2010 Retention Plan	Dec. 31, 2009 Retention Plan	Dec. 31, 2008 Retention Plan	Dec. 31, 2010 Retention Plan U.S. Plan(s)	Dec. 31, 2009 Retention Plan U.S. Plan(s)	Dec. 31, 2008 Retention Plan U.S. Plan(s)	Dec. 31, 2010 Retention Plan U.S. Plan(s) Underfunded Plans	Dec. 31, 2009 Retention Plan U.S. Plan(s) Underfunded Plans	Dec. 31, 2010 Non-US Defined Benefit Pension Plans Non-U.S. Plans	Dec. 31, 2009 Non-US Defined Benefit Pension Plans Non-U.S. Plans	Dec. 31, 2008 Non-US Defined Benefit Pension Plans Non-U.S. Plans	Dec. 31, 2010 Qualified defined benefit pension plans Non-U.S. Plans Overfunded Plans	Dec. 31, 2009 Qualified defined benefit pension plans Non-U.S. Plans Overfunded Plans	Dec. 31, 2010 Qualified defined benefit pension plans Non-U.S. Plans Underfunded Plans	Dec. 31, 2009 Qualified defined benefit pension plans Non-U.S. Plans Underfunded Plans	Dec. 31, 2010 Nonqualified defined benefit pension plans Non-U.S. Plans Underfunded Plans	Dec. 31, 2009 Nonqualified defined benefit pension plans Non-U.S. Plans Underfunded Plans	Dec. 31, 2010 Defined Contribution Plans	Dec. 31, 2009 Defined Contribution Plans	Dec. 31, 2008 Defined Contribution Plans	Dec. 31, 2010 Defined Contribution Plans U.S. Plan(s)	Dec. 31, 2009 Defined Contribution Plans U.S. Plan(s)	Dec. 31, 2008 Defined Contribution Plans U.S. Plan(s)	Dec. 31, 2010 Defined Contribution Plans Non-U.S. Plans	Dec. 31, 2009 Defined Contribution Plans Non-U.S. Plans	Dec. 31, 2008 Defined Contribution Plans Non-U.S. Plans	Dec. 31, 2010 IBM 401(k) Plus Plan	Dec. 31, 2009 IBM 401(k) Plus Plan	Dec. 31, 2008 IBM 401(k) Plus Plan	Dec. 31, 2007 IBM 401(k) Plus Plan	Dec. 31, 2010 IBM 401(k) Plus Plan U.S. Plan(s)	Dec. 31, 2009 IBM 401(k) Plus Plan U.S. Plan(s)	Dec. 31, 2008 IBM 401(k) Plus Plan U.S. Plan(s)	Dec. 31, 2010 IBM Excess 401(k) Plus Plan	Dec. 31, 2009 IBM Excess 401(k) Plus Plan	Dec. 31, 2008 IBM Excess 401(k) Plus Plan	Dec. 31, 2010 IBM Excess 401(k) Plus Plan U.S. Plan(s)	Dec. 31, 2009 IBM Excess 401(k) Plus Plan U.S. Plan(s)	Dec. 31, 2008 IBM Excess 401(k) Plus Plan U.S. Plan(s)	Dec. 31, 2010 Other defined contribution plans Non-U.S. Plans	Dec. 31, 2009 Other defined contribution plans Non-U.S. Plans	Dec. 31, 2008 Other defined contribution plans Non-U.S. Plans	Dec. 31, 2010 Nonpension Postretirement Plans	Dec. 31, 2009 Nonpension Postretirement Plans	Dec. 31, 2008 Nonpension Postretirement Plans	Dec. 31, 2010 Nonpension Postretirement Plans U.S. Plan(s)	Dec. 31, 2009 Nonpension Postretirement Plans U.S. Plan(s)	Dec. 31, 2008 Nonpension Postretirement Plans U.S. Plan(s)	Dec. 31, 2010 Nonpension Postretirement Plans U.S. Plan(s) Underfunded Plans	Dec. 31, 2009 Nonpension Postretirement Plans U.S. Plan(s) Underfunded Plans	Dec. 31, 2010 Nonpension Postretirement Plans Non-U.S. Plans	Dec. 31, 2009 Nonpension Postretirement Plans Non-U.S. Plans	Dec. 31, 2008 Nonpension Postretirement Plans Non-U.S. Plans	Dec. 31, 2010 Nonpension Postretirement Plans Non-U.S. Plans Overfunded Plans	Dec. 31, 2009 Nonpension Postretirement Plans Non-U.S. Plans Overfunded Plans	Dec. 31, 2010 Nonpension Postretirement Plans Non-U.S. Plans Underfunded Plans	Dec. 31, 2009 Nonpension Postretirement Plans Non-U.S. Plans Underfunded Plans	Dec. 31, 2010 U.S. Plan(s)	Dec. 31, 2009 U.S. Plan(s)	Dec. 31, 2008 U.S. Plan(s)	Dec. 31, 2010 U.S. Plan(s) Underfunded Plans	Dec. 31, 2009 U.S. Plan(s) Underfunded Plans	Dec. 31, 2010 Non-U.S. Plans	Dec. 31, 2009 Non-U.S. Plans	Dec. 31, 2008 Non-U.S. Plans	Dec. 31, 2010 Non-U.S. Plans Overfunded Plans	Dec. 31, 2009 Non-U.S. Plans Overfunded Plans	Dec. 31, 2010 Non-U.S. Plans Underfunded Plans	Dec. 31, 2009 Non-U.S. Plans Underfunded Plans	Dec. 31, 2010 Overfunded Plans	Dec. 31, 2009 Overfunded Plans	Dec. 31, 2010 Underfunded Plans	Dec. 31, 2009 Underfunded Plans
Period used in determining benefits (in years)													5	5
Defined Contribution Plans
Maximum percentage, dollar-for-dollar match by entity to employee contribution of eligible compensation for employees hired prior to January 1,2005 (percent expressed as a decimal)																																																				6.00%	6.00%
Maximum percentage, dollar-for-dollar match by entity to employee contribution of eligible compensation for employees hired after January 1, 2005 (percent expressed as a decimal)																																																				5.00%	5.00%
Percentages of automatic contributions by the entity based on employees eligibility to participate in PPP as of December 31,2007 (percent, expressed as a decimal)																																																				1, 2 or 4 percent	1, 2 or 4 percent
Service period after which employees receive automatic contributions (in years)																																																				1	1						1	1
Percentage of employer contribution of first 6 percent of eligible compensation contributed by employee, for employees hired before January 1, 2005 (percent, expressed as a decimal)																																																							50.00%
Percentage of employer contribution of first 6 percent of eligible compensation contributed by employee, for employees hired after December 31, 2004 (percent, expressed as a decimal)																																																							100.00%
Retirement-related plans cost:
Minimum years of service remaining from retirement eligibility to participate in Future Health Account (FHA) benefits																																																																							5	5
Service period for retirement within which employees are covered under the entity's prior health benefits arrangements (in years)																																																																							5	5
Total defined benefit plans net periodic (income)/cost	$ (394)	$ (384)	$ (534)	$ (408)	$ (398)	$ (546)	$ (935)	$ (906)	$ (936)	$ 541	$ 521	$ 402			$ (949)	$ (919)	$ (948)									$ 14	$ 13	$ 13	$ 14	$ 13	$ 13			$ 541	$ 521	$ 402																																$ 347	$ 350	$ 363	$ 281	$ 292	$ 310			$ 66	$ 58	$ 53
Cost of defined contribution plans																																											1,430	1,450	1,609	902	972	1,069	527	478	540	1,409	1,424	1,574		882	946	1,034	20	26	36	20	26	36	527	478	540
Total retirement-related benefits net periodic cost	1,382	1,415	1,439																																																																																248	358	443			1,134	1,057	996
Funded status of plan
Benefit Obligations							51,293	48,354		42,584	41,308							235				49,663	46,910	1,360	1,195							271	249				22,625	14,032	14,507	21,521	5,452	5,755																													5,123	5,100	5,224	5,123	5,100	872	767	608	8	7	864	760				6,753	6,545				22,633	14,039	20,823	28,036	72,296	60,949	27,576	34,581
Fair Value of Plan Assets							50,259	47,269		35,722	34,305									50,259	47,269	50,259	47,269														25,096	16,673	10,626	17,633																															35	33		35	33	120	104		9	8	111	96				35	33				25,105	16,681	10,737	17,729	75,364	63,950	10,772	17,762
Funded Status							$ (1,034)	$ (1,085)		$ (6,861)	$ (7,003)							$ (235)				$ 596	$ 359	$ (1,360)	$ (1,195)							$ (271)	$ (249)				$ 2,471	$ 2,641	$ (3,881)	$ (3,888)	$ (5,452)	$ (5,755)																													$ (5,088)	$ (5,067)		$ (5,088)	$ (5,067)	$ (752)	$ (663)		$ 1	$ 1	$ (753)	$ (664)				$ (6,718)	$ (6,512)				$ 2,472	$ 2,642	$ (10,086)	$ (10,307)	$ 3,068	$ 3,001	$ (16,804)	$ (16,819)
Percentage of funded status (percent, expressed as a decimal)				92.00%															99.00%	101.00%
Defined benefit pension plan incremental points (percent, expressed as a decimal)				1.00%

Retirement-Related Benefits (Details 2) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Retirement-related plans cost:
Total defined benefit plans net periodic (income)/cost	$ (394)	$ (384)	$ (534)
Defined Benefit Pension Plans
Retirement-related plans cost:
Total defined benefit plans net periodic (income)/cost	(408)	(398)	(546)
Defined Benefit Pension Plans | U.S. Plan(s)
Retirement-related plans cost:
Interest cost	2,601	2,682	2,756
Expected return on plan assets	(4,017)	(4,009)	(3,978)
Amortization of prior service costs/(credits)	10	10	(7)
Recognized actuarial losses	471	411	291
Curtailments and settlements	1		2
Total defined benefit plans net periodic (income)/cost	(935)	(906)	(936)
Defined Benefit Pension Plans | Non-U.S. Plans
Retirement-related plans cost:
Service cost	508	585	660
Interest cost	1,841	1,898	2,042
Expected return on plan assets	(2,461)	(2,534)	(2,725)
Amortization of transition assets	0	0	0
Amortization of prior service costs/(credits)	(174)	(126)	(129)
Recognized actuarial losses	712	624	612
Curtailments and settlements	27	(126)	(139)
Multiemployer plan/other costs	89	200	82
Total defined benefit plans net periodic (income)/cost	541	521	402
Nonpension Postretirement Plans
Retirement-related plans cost:
Total defined benefit plans net periodic (income)/cost	347	350	363
Nonpension Postretirement Plans | U.S. Plan(s)
Retirement-related plans cost:
Service cost	33	41	55
Interest cost	262	289	312
Expected return on plan assets			(8)
Amortization of prior service costs/(credits)	(14)	(39)	(62)
Recognized actuarial losses			9
Curtailments and settlements			3
Total defined benefit plans net periodic (income)/cost	281	292	310
Nonpension Postretirement Plans | Non-U.S. Plans
Retirement-related plans cost:
Service cost	9	10	10
Interest cost	59	51	53
Expected return on plan assets	(9)	(8)	(10)
Amortization of transition assets	0	0	0
Amortization of prior service costs/(credits)	(5)	(6)	(7)
Recognized actuarial losses	12	11	14
Curtailments and settlements			(6)
Total defined benefit plans net periodic (income)/cost	$ 66	$ 58	$ 53

Retirement-Related Benefits (Details 3) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010 Defined Benefit Pension Plans U.S. Plan(s)	Dec. 31, 2009 Defined Benefit Pension Plans U.S. Plan(s)	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans	Dec. 31, 2010 Nonpension Postretirement Plans U.S. Plan(s)	Dec. 31, 2009 Nonpension Postretirement Plans U.S. Plan(s)	Dec. 31, 2010 Nonpension Postretirement Plans Non-U.S. Plans	Dec. 31, 2009 Nonpension Postretirement Plans Non-U.S. Plans
Changes in benefit obligation:
Benefit obligation, balance at the beginning of the period			$ 48,354		$ 41,308		$ 5,100	$ 5,224	$ 767	$ 608
Service cost					508	585	33	41	9	10
Interest cost			2,601	2,682	1,841	1,898	262	289	59	51
Plan participants' contributions					57	58	235	228
Acquisitions/divestitures, net					(75)	(58)			1	(2)
Actuarial losses/(gains)			3,573	155	1,656	506	123	(65)	32	14
Benefits paid from trust			(3,145)	(3,144)	(1,957)	(1,855)	(641)	(646)	(7)	(6)
Direct benefit payments			(92)	(94)	(457)	(464)	(5)	(25)	(25)	(23)
Foreign exchange impact					(225)	1,920			37	111
Medicare subsidy							16	52
Plan amendments/curtailments/settlements			1		(73)	(454)			0	4
Benefit obligation, balance at the end of the period			51,293	48,354	42,584	41,308	5,123	5,100	872	767
Change in plan assets:
Fair value of plan assets, balance at the beginning of the period			47,269		34,305		33		104
Actual return on plan assets			6,135	4,496	2,983	4,030	0	(1)	17	8
Employer contributions					801	1,195	408	338	0	1
Acquisitions/divestitures, net					(10)	(29)	0		0
Plan participants' contributions					57	58	235	228
Benefits paid from trust			(3,145)	(3,144)	(1,957)	(1,855)	(641)	(646)	(7)	(6)
Foreign exchange impact					(396)	1,710			6	23
Plan amendments/curtailments/settlements					(61)	33				(1)
Fair value of plan assets, balance at the end of the period			50,259	47,269	35,722	34,305	35	33	120	104
Funded status of plan assets, ending balance			(1,034)	(1,085)	(6,861)	(7,003)	(5,088)	(5,067)	(752)	(663)
Accumulated benefit obligation			51,293	48,354	41,630	40,339
Net funded status recognized in the consolidated statement of financial position
Prepaid pension assets			596	359	2,471	2,641	0		1	1
Current liabilities-
Compensation and benefits			(94)	(91)	(289)	(326)	(421)	(425)	(22)	(24)
Noncurrent liabilities-
Retirement and nonpension postretirement benefit obligations	(15,978)	(15,953)	(1,536)	(1,353)	(9,044)	(9,318)	(4,667)	(4,642)	(731)	(640)
Funded Status			$ (1,034)	$ (1,085)	$ (6,861)	$ (7,003)	$ (5,088)	$ (5,067)	$ (752)	$ (663)

Retirement-Related Benefits (Details 4) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Defined Benefit Pension Plans | U.S. Plan(s)
Changes in pre-tax net loss
Net loss at January 1	$ 14,880	$ 15,623
Current period loss/(gain)	1,456	(332)
Amortization of net loss included in net periodic (income)/cost	(471)	(411)
Net loss at December 31	15,865	14,880	15,623
Changes in prior service costs/(credits)
Prior service costs/(credits) at January 1	159	168
Amortization of prior service (costs)/credits included in net periodic (income)/cost	(10)	(10)
Prior service costs/(credits) at December 31	149	159	168
Changes in transition (assets)/liabilities
Total loss recognized in Accumulated other comprehensive income/(loss)	16,014	15,038
Amounts of retirement-related benefit plans that will be amortized from accumulated other comprehensive income/(loss) into net periodic (income)/cost
Net loss	844
Prior service costs/(credits)	9
Other Changes in Benefit Plans
Increase (decrease) in projected benefit obligation			222
Number of employees eligible for increased pension			42,000
Defined Benefit Pension Plans | Non-U.S. Plans
Changes in pre-tax net loss
Net loss at January 1	17,172	18,898
Current period loss/(gain)	1,130	(1,107)
Curtailments and settlements	(10)	6
Amortization of net loss included in net periodic (income)/cost	(712)	(624)
Net loss at December 31	17,580	17,172
Changes in prior service costs/(credits)
Prior service costs/(credits) at January 1	(1,104)	(980)
Current period prior service costs/(credits)	(28)	(370)
Curtailments and settlements		120
Amortization of prior service (costs)/credits included in net periodic (income)/cost	174	126
Prior service costs/(credits) at December 31	(958)	(1,104)
Changes in transition (assets)/liabilities
Transition (assets)/liabilities at January 1	(1)	(1)
Amortization of transition assets/(liabilities) included in net periodic (income)/cost	0	0
Transition (assets)/liabilities at December 31	0	(1)
Total loss recognized in Accumulated other comprehensive income/(loss)	16,621	16,067
Amounts of retirement-related benefit plans that will be amortized from accumulated other comprehensive income/(loss) into net periodic (income)/cost
Net loss	972
Prior service costs/(credits)	(171)
Transition (assets)/liabilities	0
Defined Benefit Pension Plans | Non-U.S. Plans | Japan
Other Changes in Benefit Plans
Increase (decrease) in projected benefit obligation			(157)
Settlement Gain			(140)
Defined Benefit Pension Plans | Non-U.S. Plans | Other countries
Other Changes in Benefit Plans
Entity's payments for mandatory pension insolvency insurance coverage premiums	22
Increase (decrease) in premiums paid from the previous year end	118
Curtailments gain		124
Increase (decrease) in projected benefit obligation		(85)
Nonpension Postretirement Plans | U.S. Plan(s)
Changes in pre-tax net loss
Net loss at January 1	397	454
Current period loss/(gain)	96	(57)
Net loss at December 31	492	397
Changes in prior service costs/(credits)
Prior service costs/(credits) at January 1	(14)	(53)
Amortization of prior service (costs)/credits included in net periodic (income)/cost	14	39
Prior service costs/(credits) at December 31		(14)
Changes in transition (assets)/liabilities
Total loss recognized in Accumulated other comprehensive income/(loss)	492	382
Nonpension Postretirement Plans | Non-U.S. Plans
Changes in pre-tax net loss
Net loss at January 1	167	155
Current period loss/(gain)	24	24
Amortization of net loss included in net periodic (income)/cost	(12)	(11)
Net loss at December 31	180	167
Changes in prior service costs/(credits)
Prior service costs/(credits) at January 1	(19)	(21)
Current period prior service costs/(credits)	0	(5)
Amortization of prior service (costs)/credits included in net periodic (income)/cost	5	6
Prior service costs/(credits) at December 31	(14)	(19)
Changes in transition (assets)/liabilities
Transition (assets)/liabilities at January 1	1	1
Amortization of transition assets/(liabilities) included in net periodic (income)/cost	0	0
Transition (assets)/liabilities at December 31	1	1
Total loss recognized in Accumulated other comprehensive income/(loss)	167	148
Amounts of retirement-related benefit plans that will be amortized from accumulated other comprehensive income/(loss) into net periodic (income)/cost
Net loss	13
Prior service costs/(credits)	(4)
Cash Balance and Defined Benefit Plan | Non-U.S. Plans | Japan
Other Changes in Benefit Plans
Increase (decrease) in projected benefit obligation		$ (359)

Retirement-Related Benefits (Details 5) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Defined Benefit Pension Plans
DISCOUNT RATE
Period over which changes in fair value of plan assets recognized (in years)	5
Defined Benefit Pension Plans | U.S. Plan(s)
Weighted-average assumptions used to measure net periodic (income)/cost for the year ended December 31:
Discount rate (percent, expressed as a decimal)	5.60%	5.75%	6.00%
Expected long-term returns on plan assets (percent, expressed as a decimal)	8.00%	8.00%	8.00%
Weighted-average assumptions used to measure benefit obligations at December 31:
Discount rate (percent, expressed as a decimal)	5.00%	5.60%	5.75%
DISCOUNT RATE
Increase (decrease) in net periodic income (cost) due to change in discount rate	$ (40)	$ (70)	$ 67
Increase in projected benefit obligation due to change in discount rate	2,943	703
Defined Benefit Pension Plans | Non-U.S. Plans
Weighted-average assumptions used to measure net periodic (income)/cost for the year ended December 31:
Discount rate (percent, expressed as a decimal)	4.84%	4.89%	5.06%
Expected long-term returns on plan assets (percent, expressed as a decimal)	6.56%	6.73%	6.86%
Rate of compensation increase (percent, expressed as a decimal)	2.92%	3.09%	3.23%
Weighted-average assumptions used to measure benefit obligations at December 31:
Discount rate (percent, expressed as a decimal)	4.33%	4.84%	4.89%
Rate of compensation increase (percent, expressed as a decimal)	2.37%	2.92%	3.09%
INVESTMENT POLICIES AND STRATEGIES
Target allocation, equity securities (percent, expressed as a decimal)	47.00%
Target allocation, fixed income securities (percent, expressed as a decimal)	46.00%
Target allocation, real estate (percent, expressed as a decimal)	2.00%
Target allocation, other investments (percent, expressed as a decimal)	5.00%
Percentage of board members, elected by employees and retirees for managing investments (percent, expressed as a decimal)	50.00%
Personal Pension Plan (PPP)
INTEREST CREDITING RATE
Percentage interest rate added to average interest from August to October of the one-year U.S Treasury Constant Maturity yield for computation of interest crediting rate (percent expressed as a decimal)	1.00%	1.00%
Interest crediting rate (percent, expressed as a decimal)	1.40%	2.80%	5.20%	6.00%
Increase (decrease) in net periodic (income) cost due to change in interest crediting rate	62	151	65
Qualified PPP (Qualified defined benefit pension plans) | U.S. Plan(s)
Weighted-average assumptions used to measure net periodic (income)/cost for the year ended December 31:
Expected long-term returns on plan assets (percent, expressed as a decimal)	8.00%	8.00%	8.00%
INVESTMENT POLICIES AND STRATEGIES
Target allocation, equity securities (percent, expressed as a decimal)	46.00%
Target allocation, fixed income securities (percent, expressed as a decimal)	44.00%
Target allocation, real estate (percent, expressed as a decimal)	5.00%
Target allocation, other investments (percent, expressed as a decimal)	5.00%
Commitments for future investments in private markets	2,909
Nonpension Postretirement Plans
DISCOUNT RATE
Increase in accumulated projected benefit obligation due to change in discount rate	$ 240	$ 140
HEALTHCARE COST TREND RATE
Health care cost trend rate assumed for next fiscal year (percent, expressed as a decimal)	7.50%
Health care cost trend rate increase (decrease) assumed over the next three years (percent, expressed as a decimal)	5.00%
Nonpension Postretirement Plans | U.S. Plan(s)
Weighted-average assumptions used to measure net periodic (income)/cost for the year ended December 31:
Discount rate (percent, expressed as a decimal)	5.40%	5.75%	6.00%
Expected long-term returns on plan assets (percent, expressed as a decimal)			3.02%
Weighted-average assumptions used to measure benefit obligations at December 31:
Discount rate (percent, expressed as a decimal)	4.80%	5.40%	5.75%
Nonpension Postretirement Plans | Non-U.S. Plans
Weighted-average assumptions used to measure net periodic (income)/cost for the year ended December 31:
Discount rate (percent, expressed as a decimal)	7.92%	7.36%	7.13%
Expected long-term returns on plan assets (percent, expressed as a decimal)	9.16%	9.19%	9.04%
Weighted-average assumptions used to measure benefit obligations at December 31:
Discount rate (percent, expressed as a decimal)	7.75%	7.92%	7.36%

Retirement-Related Benefits (Details 6) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010 Defined Benefit Pension Plans U.S. Plan(s)	Dec. 31, 2009 Defined Benefit Pension Plans U.S. Plan(s)	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 1	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans Level 1	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 1 Equity securities	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans Level 1 Equity securities	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 1 Equity commingled/mutual funds	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans Level 1 Equity commingled/mutual funds	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 1 Fixed income commingled/ mutual funds	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans Level 1 Fixed income commingled/ mutual funds	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 1 Cash and short-term investments	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans Level 1 Cash and short-term investments	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 1 Derivatives	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans Level 1 Derivatives	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 2	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans Level 2	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Equity commingled/mutual funds	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Equity commingled/mutual funds	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Government and related	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Government and related	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Corporate bonds	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Corporate bonds	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Mortgage and asset-backed securities	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Mortgage and asset-backed securities	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Fixed income commingled/ mutual funds	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Fixed income commingled/ mutual funds	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Insurance contracts	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Insurance contracts	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Cash and short-term investments	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Cash and short-term investments	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Derivatives	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Derivatives	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Other commingled/mutual funds	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Other commingled/mutual funds	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 3	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans Level 3	Dec. 31, 2008 Defined Benefit Pension Plans Non-U.S. Plans Level 3	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 3 Corporate bonds	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 3 Private equity	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans Level 3 Private equity	Dec. 31, 2008 Defined Benefit Pension Plans Non-U.S. Plans Level 3 Private equity	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 3 Private real estate	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans Level 3 Private real estate	Dec. 31, 2008 Defined Benefit Pension Plans Non-U.S. Plans Level 3 Private real estate	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Equity securities	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans Equity securities	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Equity commingled/mutual funds	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans Equity commingled/mutual funds	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Government and related	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans Government and related	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Corporate bonds	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans Corporate bonds	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Mortgage and asset-backed securities	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans Mortgage and asset-backed securities	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Fixed income commingled/ mutual funds	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans Fixed income commingled/ mutual funds	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Insurance contracts	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans Insurance contracts	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Cash and short-term investments	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans Cash and short-term investments	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Private equity	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans Private equity	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Private real estate	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans Private real estate	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Derivatives	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans Derivatives	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Other commingled/mutual funds	Dec. 31, 2009 Defined Benefit Pension Plans Non-U.S. Plans Other commingled/mutual funds	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s)	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s)	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1 Equity securities	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1 Equity securities	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1 Equity commingled/mutual funds	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1 Equity commingled/mutual funds	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1 Fixed income commingled/ mutual funds	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1 Fixed income commingled/ mutual funds	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1 Cash and short-term investments	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1 Cash and short-term investments	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1 Derivatives	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1 Derivatives	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Equity securities	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Equity securities	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Equity commingled/mutual funds	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Equity commingled/mutual funds	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Government and related	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Government and related	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Corporate bonds	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Corporate bonds	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Mortgage and asset-backed securities	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Mortgage and asset-backed securities	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Fixed income commingled/ mutual funds	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Fixed income commingled/ mutual funds	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Insurance contracts	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Cash and short-term investments	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Cash and short-term investments	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Hedge funds	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Hedge funds	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Derivatives	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Derivatives	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Other commingled/mutual funds	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3	Dec. 31, 2008 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Equity commingled/mutual funds	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Mortgage and asset-backed securities	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Mortgage and asset-backed securities	Dec. 31, 2008 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Mortgage and asset-backed securities	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Fixed income commingled/ mutual funds	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Fixed income commingled/ mutual funds	Dec. 31, 2008 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Fixed income commingled/ mutual funds	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Hedge funds	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Hedge funds	Dec. 31, 2008 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Hedge funds	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Private equity	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Private equity	Dec. 31, 2008 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Private equity	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Private real estate	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Private real estate	Dec. 31, 2008 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Private real estate	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Equity securities	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Equity securities	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Equity commingled/mutual funds	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Equity commingled/mutual funds	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Government and related	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Government and related	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Corporate bonds	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Corporate bonds	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Mortgage and asset-backed securities	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Mortgage and asset-backed securities	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Fixed income commingled/ mutual funds	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Fixed income commingled/ mutual funds	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Insurance contracts	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Cash and short-term investments	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Cash and short-term investments	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Hedge funds	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Hedge funds	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Private equity	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Private equity	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Private real estate	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Private real estate	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Derivatives	Dec. 31, 2009 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Derivatives	Dec. 31, 2010 Nonpension Postretirement Plans U.S. Plan(s)	Dec. 31, 2009 Nonpension Postretirement Plans U.S. Plan(s)	Dec. 31, 2010 Nonpension Postretirement Plans U.S. Plan(s) Level 1 Fixed income commingled/ mutual funds	Dec. 31, 2009 Nonpension Postretirement Plans U.S. Plan(s) Level 1 Fixed income commingled/ mutual funds	Dec. 31, 2008 Nonpension Postretirement Plans U.S. Plan(s) Level 1 Fixed income commingled/ mutual funds	Dec. 31, 2010 Nonpension Postretirement Plans U.S. Plan(s) Level 1 Cash and short-term investments	Dec. 31, 2010 Nonpension Postretirement Plans Non-U.S. Plans	Dec. 31, 2009 Nonpension Postretirement Plans Non-U.S. Plans	Dec. 31, 2010 Nonpension Postretirement Plans Non-U.S. Plans Level 2 Fixed income:	Dec. 31, 2009 Nonpension Postretirement Plans Non-U.S. Plans Level 2 Fixed income:	Dec. 31, 2008 Nonpension Postretirement Plans Non-U.S. Plans Level 2 Fixed income:
Fair value of plan assets, before unsettled transaction			$ 35,755	$ 34,226	$ 8,411	$ 7,602	$ 7,903	$ 7,012	$ 276	$ 386	$ 75	$ 45	$ 147	$ 98	$ 11	$ 62	$ 26,623	$ 26,038	$ 9,252	$ 8,923	$ 7,574	$ 6,231	$ 1,252	$ 1,467	$ 45	$ 21	$ 6,993	$ 6,835	$ 1,095	$ 1,143	$ 254	$ 236	$ 131	$ (7)	$ 28	$ 1,190	$ 720	$ 585		$ 11	$ 176	$ 93		$ 533	$ 492		$ 7,903	$ 7,012	$ 9,527	$ 9,309	$ 7,574	$ 6,231	$ 1,263	$ 1,467	$ 45	$ 21	$ 7,068	$ 6,880	$ 1,095	$ 1,143	$ 401	$ 333	$ 176	$ 93	$ 533	$ 492	$ 142	$ 55	$ 28	$ 1,190	$ 50,863	$ 47,308	$ 16,960	$ 16,138	$ 16,407	$ 15,205	$ 27	$ 303	$ 252	$ 369	$ 244	$ 243	$ 31	$ 18	$ 26,117	$ 24,205	$ 54	$ 56	$ 1,829	$ 1,085	$ 12,743	$ 10,880	$ 6,721	$ 7,264	$ 1,147	$ 1,403	$ 662	$ 1,064	$ 1	$ 2,000	$ 2,460	$ 953	$ 214	$ 9	$ (221)	$ 0	$ 7,786	$ 6,964		$ 26	$ 56	$ 37		$ 221	$ 192		$ 624	$ 587		$ 4,251	$ 3,877		$ 2,634	$ 2,247		$ 16,460	$ 15,261	$ 1,856	$ 1,413	$ 12,743	$ 10,880	$ 6,721	$ 7,264	$ 1,202	$ 1,440	$ 1,136	$ 1,625	$ 1	$ 2,244	$ 2,703	$ 1,577	$ 800	$ 4,251	$ 3,877	$ 2,634	$ 2,247	$ 40	$ (203)
Net unsettled transactions, relating primarily to purchases and sales of plan assets			(33)	80																																																																			(603)	(39)
Fair Value of Plan Assets	50,259	47,269	35,722	34,305	8,411	7,602											26,623	26,038																			720	585	494	11	176	93	64	533	492	429																									50,259	47,269	16,960	16,138											26,117	24,205																					7,786	6,964	6,607	26	56	37	47	221	192	180	624	587	513	4,251	3,877	3,169	2,634	2,247	2,698																								35	33	35	33	113	35	120	104	120	104	79
Value of IBM common stock included in plan assets																																															$ 32	$ 45																																																																														$ 122	$ 122
Percentage of IBM stock included in plan assets (percent, expressed as a decimal)																																															0.10%	0.10%																																																																														0.20%	0.30%

Retirement-Related Benefits (Details 7) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Defined Benefit Pension Plans | U.S. Plan(s)
Change in plan assets:
Fair value of plan assets, balance at the beginning of the period	$ 47,269
Fair value of plan assets, balance at the end of the period	50,259	47,269
EXPECTED CONTRIBUTIONS
Period over which company may smooth the change in value of pension assets under revised funding requirements in Worker, Retiree and Employer Recovery Act of 2008 (in months)	24	24
Defined Benefit Pension Plans | Non-U.S. Plans
Change in plan assets:
Fair value of plan assets, balance at the beginning of the period	34,305
Purchases, sales and settlements, net	(10)	(29)
Foreign exchange impact	(396)	1,710
Fair value of plan assets, balance at the end of the period	35,722	34,305
EXPECTED CONTRIBUTIONS
Cash contribution by employer including non-U.S. multi-employer plans	865	1,252
Estimated future employer contributions in next fiscal year	900
Defined Benefit Pension Plans | Non-U.S. Plans | Level 3
Change in plan assets:
Fair value of plan assets, balance at the beginning of the period	585	494
Return on assets held at end of year	55	(19)
Return on assets sold during the year	0	1
Purchases, sales and settlements, net	82	59
Transfers, net	7
Foreign exchange impact	(8)	51
Fair value of plan assets, balance at the end of the period	720	585
Defined Benefit Pension Plans | Non-U.S. Plans | Level 3 | Corporate bonds
Change in plan assets:
Return on assets held at end of year	0
Purchases, sales and settlements, net	4
Transfers, net	7
Foreign exchange impact	0
Fair value of plan assets, balance at the end of the period	11
Defined Benefit Pension Plans | Non-U.S. Plans | Level 3 | Private equity
Change in plan assets:
Fair value of plan assets, balance at the beginning of the period	93	64
Return on assets held at end of year	14	(10)
Return on assets sold during the year	3
Purchases, sales and settlements, net	69	32
Transfers, net	0
Foreign exchange impact	(3)	6
Fair value of plan assets, balance at the end of the period	176	93
Defined Benefit Pension Plans | Non-U.S. Plans | Level 3 | Private real estate
Change in plan assets:
Fair value of plan assets, balance at the beginning of the period	492	429
Return on assets held at end of year	41	(10)
Return on assets sold during the year	(3)
Purchases, sales and settlements, net	9	27
Foreign exchange impact	(6)	46
Fair value of plan assets, balance at the end of the period	533	492
Qualified PPP (Qualified defined benefit pension plans) | U.S. Plan(s)
Change in plan assets:
Fair value of plan assets, balance at the beginning of the period	50,259	47,269
Fair value of plan assets, balance at the end of the period	50,259	47,269
Qualified PPP (Qualified defined benefit pension plans) | U.S. Plan(s) | Level 3
Change in plan assets:
Fair value of plan assets, balance at the beginning of the period	6,964	6,607
Return on assets held at end of year	1,054	44
Return on assets sold during the year	(133)	(81)
Purchases, sales and settlements, net	85	408
Transfers, net	(184)	(14)
Fair value of plan assets, balance at the end of the period	7,786	6,964
Qualified PPP (Qualified defined benefit pension plans) | U.S. Plan(s) | Level 3 | Equity commingled/mutual funds
Change in plan assets:
Fair value of plan assets, balance at the beginning of the period	26
Return on assets held at end of year	24	1
Return on assets sold during the year	0
Purchases, sales and settlements, net	139	25
Transfers, net	(188)
Fair value of plan assets, balance at the end of the period		26
Qualified PPP (Qualified defined benefit pension plans) | U.S. Plan(s) | Level 3 | Mortgage and asset-backed securities
Change in plan assets:
Fair value of plan assets, balance at the beginning of the period	37	47
Return on assets held at end of year	3	11
Return on assets sold during the year	0	1
Purchases, sales and settlements, net	11	(7)
Transfers, net	4	(14)
Fair value of plan assets, balance at the end of the period	56	37
Qualified PPP (Qualified defined benefit pension plans) | U.S. Plan(s) | Level 3 | Fixed income commingled/ mutual funds
Change in plan assets:
Fair value of plan assets, balance at the beginning of the period	192	180
Return on assets held at end of year	30	11
Fair value of plan assets, balance at the end of the period	221	192
Qualified PPP (Qualified defined benefit pension plans) | U.S. Plan(s) | Level 3 | Hedge funds
Change in plan assets:
Fair value of plan assets, balance at the beginning of the period	587	513
Return on assets held at end of year	45	80
Return on assets sold during the year	3	2
Purchases, sales and settlements, net	(11)	(8)
Fair value of plan assets, balance at the end of the period	624	587
Qualified PPP (Qualified defined benefit pension plans) | U.S. Plan(s) | Level 3 | Private equity
Change in plan assets:
Fair value of plan assets, balance at the beginning of the period	3,877	3,169
Return on assets held at end of year	829	575
Return on assets sold during the year	(153)	14
Purchases, sales and settlements, net	(302)	118
Fair value of plan assets, balance at the end of the period	4,251	3,877
Qualified PPP (Qualified defined benefit pension plans) | U.S. Plan(s) | Level 3 | Private real estate
Change in plan assets:
Fair value of plan assets, balance at the beginning of the period	2,247	2,698
Return on assets held at end of year	123	(634)
Return on assets sold during the year	16	(98)
Purchases, sales and settlements, net	248	281
Fair value of plan assets, balance at the end of the period	2,634	2,247
Nonpension Postretirement Plans
EXPECTED CONTRIBUTIONS
Employer contributions, excluding the Medicare-related subsidy	363	293
Nonpension Postretirement Plans | U.S. Plan(s)
Change in plan assets:
Fair value of plan assets, balance at the beginning of the period	33
Purchases, sales and settlements, net	0
Fair value of plan assets, balance at the end of the period	35
Nonpension Postretirement Plans | Non-U.S. Plans
Change in plan assets:
Fair value of plan assets, balance at the beginning of the period	104
Purchases, sales and settlements, net	0
Foreign exchange impact	6	23
Fair value of plan assets, balance at the end of the period	$ 120	$ 104

Retirement-Related Benefits (Details 8) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Defined Benefit Pension Plans
Expected Benefit Payments
Expected benefit payments, 2011	$ 5,780
Expected benefit payments, 2012	5,782
Expected benefit payments, 2013	5,834
Expected benefit payments, 2014	5,881
Expected benefit payments, 2015	5,931
Expected benefit payments, 2016-2020	30,458
Defined Benefit Plan, Pension Plans with Accumulated Benefit Obligations in Excess of Plan Assets
Plans with PBO in excess of plan assets, Benefit Obligation	21,589	28,720
Plans with PBO in excess of plan assets, Plan Assets	10,627	17,633
Plans with ABO in excess of plan assets, Benefit Obligation	21,166	27,996
Plans with ABO in excess of plan assets, Plan Assets	10,576	17,561
Plans with assets in excess of PBO, Benefit Obligation	72,288	60,942
Plans with assets in excess of PBO, Plan Assets	75,355	63,942
Qualified PPP (Qualified defined benefit pension plans) | U.S. Plan(s)
Expected Benefit Payments
Expected benefit payments, 2011	3,390
Expected benefit payments, 2012	3,394
Expected benefit payments, 2013	3,408
Expected benefit payments, 2014	3,428
Expected benefit payments, 2015	3,435
Expected benefit payments, 2016-2020	17,271
Excess PPP (Nonqualified defined benefit pension plans) | U.S. Plan(s)
Expected Benefit Payments
Expected benefit payments, 2011	96
Expected benefit payments, 2012	98
Expected benefit payments, 2013	102
Expected benefit payments, 2014	103
Expected benefit payments, 2015	106
Expected benefit payments, 2016-2020	560
Qualified defined benefit pension plans | Non-U.S. Plans
Expected Benefit Payments
Expected benefit payments, 2011	1,949
Expected benefit payments, 2012	1,939
Expected benefit payments, 2013	1,963
Expected benefit payments, 2014	1,986
Expected benefit payments, 2015	2,017
Expected benefit payments, 2016-2020	10,609
Nonqualified defined benefit pension plans | Non-U.S. Plans
Expected Benefit Payments
Expected benefit payments, 2011	344
Expected benefit payments, 2012	350
Expected benefit payments, 2013	362
Expected benefit payments, 2014	364
Expected benefit payments, 2015	373
Expected benefit payments, 2016-2020	2,019
Nonpension Postretirement Plans
Expected Benefit Payments
Expected benefit payments, 2011	507
Expected benefit payments, 2012	500
Expected benefit payments, 2013	465
Expected benefit payments, 2014	451
Expected benefit payments, 2015	448
Expected benefit payments, 2016-2020	2,245
Nonpension Postretirement Plans | U.S. Plan(s)
Expected Benefit Payments
Expected benefit payments 2011	493
Expected benefit payments 2012	483
Expected benefit payments 2013	445
Expected benefit payments 2014	427
Expected benefit payments 2015	419
Expected benefit payments 2016-2020	1,931
Less: IBM Share of Expected Medicare Subsidy
Share of Expected Medicare Subsidy, 2011	(23)
Share of Expected Medicare Subsidy, 2012	(25)
Share of Expected Medicare Subsidy, 2013	(25)
Share of Expected Medicare Subsidy, 2014	(24)
Share of Expected Medicare Subsidy, 2015	(23)
Expected Benefit Payments
Expected benefit payments, 2011	470
Expected benefit payments, 2012	458
Expected benefit payments, 2013	420
Expected benefit payments, 2014	403
Expected benefit payments, 2015	396
Expected benefit payments, 2016-2020	1,931
Postretirement Medical Plans with Prescription Drug Benefits
Expected amount of federal subsidy receipts, expected to extend until 2015	255
Subsidy used by the entity to reduce its obligation and cost	120
Contribution by employer of remaining subsidy to reduce contributions required by the participants	135
Total Subsidy received by the company under Medicare Prescription Drug Improvement and Modernization Act of 2003	45	45
Impact of the subsidy resulted in a reduction in APBO	107	100
Impact of the subsidy resulted in a reduction in net periodic cost	19	28	40
Qualified nonpension postretirement plan | Non-U.S. Plans
Expected Benefit Payments
Expected benefit payments, 2011	8
Expected benefit payments, 2012	9
Expected benefit payments, 2013	10
Expected benefit payments, 2014	10
Expected benefit payments, 2015	11
Expected benefit payments, 2016-2020	66
Nonqualified nonpension postretirement plan | Non-U.S. Plans
Expected Benefit Payments
Expected benefit payments, 2011	30
Expected benefit payments, 2012	33
Expected benefit payments, 2013	35
Expected benefit payments, 2014	38
Expected benefit payments, 2015	41
Expected benefit payments, 2016-2020	$ 248

Segment Information (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Segment Information
Total revenue	$ 99,870	$ 95,758	$ 103,630
Pre-tax income	19,723	18,138	16,715
Total reportable segments
Segment Information
External revenue	99,120	94,889	102,827
Internal revenue	7,707	7,635	8,125
Total revenue	106,827	102,524	110,951
Pre-tax income	20,778	19,335	17,531
Revenue year-to-year change, percent (percent, expressed as a decimal)	4.20%	(7.60%)	5.00%
Pre-tax income year-to-year change, percent (percent, expressed as a decimal)	7.50%	10.30%	15.60%
Pre-tax income margin, percent (percent, expressed as a decimal)	19.50%	18.90%	15.80%
Global Technology Services
Segment Information
External revenue	38,201	37,347	39,264
Internal revenue	1,313	1,386	1,546
Total revenue	39,514	38,734	40,810
Pre-tax income	5,568	5,537	4,607
Revenue year-to-year change, percent (percent, expressed as a decimal)	2.00%	(5.10%)	8.10%
Pre-tax income year-to-year change, percent (percent, expressed as a decimal)	0.60%	20.20%	29.50%
Pre-tax income margin, percent (percent, expressed as a decimal)	14.10%	14.30%	11.30%
Global Business Services
Segment Information
External revenue	18,223	17,653	19,628
Internal revenue	798	887	1,044
Total revenue	19,021	18,540	20,671
Pre-tax income	2,569	2,555	2,681
Revenue year-to-year change, percent (percent, expressed as a decimal)	2.60%	(10.30%)	7.50%
Pre-tax income year-to-year change, percent (percent, expressed as a decimal)	0.50%	(4.70%)	29.90%
Pre-tax income margin, percent (percent, expressed as a decimal)	13.50%	13.80%	13.00%
Software Segment
Segment Information
External revenue	22,485	21,396	22,089
Internal revenue	2,950	2,677	2,761
Total revenue	25,436	24,073	24,850
Pre-tax income	9,097	8,095	7,075
Revenue year-to-year change, percent (percent, expressed as a decimal)	5.70%	(3.10%)	10.90%
Pre-tax income year-to-year change, percent (percent, expressed as a decimal)	12.40%	14.40%	17.90%
Pre-tax income margin, percent (percent, expressed as a decimal)	35.80%	33.60%	28.50%
Systems and Technology
Segment Information
External revenue	17,973	16,190	19,287
Internal revenue	804	911	882
Total revenue	18,777	17,102	20,169
Pre-tax income	1,586	1,419	1,550
Revenue year-to-year change, percent (percent, expressed as a decimal)	9.80%	(15.20%)	(9.60%)
Pre-tax income year-to-year change, percent (percent, expressed as a decimal)	11.80%	(8.50%)	(28.00%)
Pre-tax income margin, percent (percent, expressed as a decimal)	8.40%	8.30%	7.70%
Global Financing
Segment Information
External revenue	2,238	2,302	2,559
Internal revenue	1,842	1,774	1,892
Total revenue	4,080	4,076	4,451
Pre-tax income	$ 1,959	$ 1,730	$ 1,617
Revenue year-to-year change, percent (percent, expressed as a decimal)	0.10%	(8.40%)	11.70%
Pre-tax income year-to-year change, percent (percent, expressed as a decimal)	13.30%	7.00%	16.70%
Pre-tax income margin, percent (percent, expressed as a decimal)	48.00%	42.40%	36.30%

Segment Information (Details 2) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Revenue:
Revenue	$ 99,870	$ 95,758	$ 103,630
Total reportable segments
Revenue:
Revenue	106,827	102,524	110,951
Other revenue and adjustments
Revenue:
Revenue	750	869	803
Elimination of internal revenue
Revenue:
Revenue	$ (7,707)	$ (7,635)	$ (8,125)

Segment Information (Details 3) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Pre-tax Income:
Pre-tax income	$ 19,723	$ 18,138	$ 16,715
Total reportable segments
Pre-tax Income:
Pre-tax income	20,778	19,335	17,531
Elimination of internal transactions
Pre-tax Income:
Pre-tax income	(957)	(744)	(433)
Unallocated corporate amounts
Pre-tax Income:
Pre-tax income	$ (98)	$ (453)	$ (382)

Segment Information (Details 4) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Segment Information
Assets	$ 113,452	$ 109,022	$ 109,524
Interest expense	368	402	673
Total reportable segments
Segment Information
Assets	89,292	81,714	81,098
Depreciation/amortization of intangibles	4,900	5,181	5,718
Capital expenditures/investments in intangibles	4,434	4,145	5,062
Interest income	2,116	2,265	2,604
Interest expense	548	674	988
Global Technology Services
Segment Information
Assets	15,560	16,422	15,456
Depreciation/amortization of intangibles	1,632	1,680	1,797
Capital expenditures/investments in intangibles	1,511	1,512	1,607
Global Business Services
Segment Information
Assets	8,007	6,885	6,874
Depreciation/amortization of intangibles	75	87	99
Capital expenditures/investments in intangibles	52	45	54
Software Segment
Segment Information
Assets	22,625	16,894	15,336
Depreciation/amortization of intangibles	992	906	905
Capital expenditures/investments in intangibles	463	471	504
Systems and Technology
Segment Information
Assets	7,287	6,907	7,313
Depreciation/amortization of intangibles	784	814	851
Capital expenditures/investments in intangibles	1,163	658	754
Global Financing
Segment Information
Assets	35,813	34,605	36,119
Depreciation/amortization of intangibles	1,417	1,694	2,065
Capital expenditures/investments in intangibles	1,246	1,460	2,143
Interest income	2,116	2,265	2,604
Interest expense	$ 548	$ 674	$ 988

Segment Information (Details 5) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Segment Reporting, Asset Reconciling Item
Assets	$ 113,452	$ 109,022	$ 109,524
Unallocated amounts:
Notes and accounts receivable	10,834	10,736
Deferred tax assets	10,503	10,976
Plant, other property and equipment	14,096	14,165
Pension assets	3,068	3,001
Total reportable segments
Segment Reporting, Asset Reconciling Item
Assets	89,292	81,714	81,098
Elimination of internal transactions
Segment Reporting, Asset Reconciling Item
Assets	(5,515)	(5,481)	(5,594)
Unallocated corporate amounts
Unallocated amounts:
Cash and marketable securities	10,113	12,688	11,631
Notes and accounts receivable	3,762	3,928	3,632
Deferred tax assets	4,494	5,545	8,341
Plant, other property and equipment	3,067	2,971	3,172
Pension assets	3,060	2,994	1,594
Other	$ 5,178	$ 4,665	$ 5,647

Segment Information (Details 6) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Segment Information
Revenue	$ 99,870	$ 95,758	$ 103,630
Net Plant, Property and Equipment	12,432	12,455	12,321
United States
Segment Information
Revenue	35,581	34,150	36,686
Net Plant, Property and Equipment	6,134	6,313	6,469
Japan
Segment Information
Revenue	10,701	10,222	10,403
Net Plant, Property and Equipment	1,163	1,050	1,055
Other countries
Segment Information
Revenue	53,589	51,386	56,541
Net Plant, Property and Equipment	$ 5,135	$ 5,092	$ 4,797

Segment Information (Details 7) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Global Technology Services | Services
Segment Information
External revenue	$ 29,367	$ 28,762	$ 29,928
Global Technology Services | Maintenance
Segment Information
External revenue	7,250	6,956	7,250
Global Technology Services | Software
Segment Information
External revenue	175	351	438
Global Technology Services | Systems
Segment Information
External revenue	1,409	1,279	1,648
Global Business Services | Services
Segment Information
External revenue	17,858	17,213	19,176
Global Business Services | Software
Segment Information
External revenue	236	231	237
Global Business Services | Systems
Segment Information
External revenue	129	208	215
Software Segment | Services
Segment Information
External revenue	1,603	1,302	1,394
Software Segment | Software
Segment Information
External revenue	20,882	20,094	20,695
Systems and Technology | Servers
Segment Information
External revenue	11,619	10,627	12,717
Systems and Technology | Storage
Segment Information
External revenue	3,420	3,177	3,612
Systems and Technology | Microelectronics OEM
Segment Information
External revenue	1,938	1,550	1,862
Systems and Technology | Retail Store Solutions
Segment Information
External revenue	674	551	741
Systems and Technology | Microelectronics Services
Segment Information
External revenue	321	285	355
Global Financing | Financing
Segment Information
External revenue	1,580	1,715	1,946
Global Financing | Remarketing
Segment Information
External revenue	$ 659	$ 588	$ 613

VALUATION AND QUALIFYING ACCOUNTS AND RESERVES (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Allowance For Doubtful Accounts, Current
Movement in Valuation and Qualifying Accounts and Reserves
Balance at the Beginning of the Period	$ 669	$ 633	$ 549
Additions, charged to expense and cost accounts	49	115	170
Writeoffs	(146)	(189)	(92)
Other	104	111	5
Balance at the End of the Period	676	669	633
Allowance For Doubtful Accounts, Noncurrent
Movement in Valuation and Qualifying Accounts and Reserves
Balance at the Beginning of the Period	100	180	59
Additions, charged to expense and cost accounts	(12)	33	138
Writeoffs	(29)	(56)	(19)
Other	(1)	(58)	2
Balance at the End of the Period	58	100	180
Allowance For Inventory Losses
Movement in Valuation and Qualifying Accounts and Reserves
Balance at the Beginning of the Period	679	643	669
Additions, charged to expense and cost accounts	254	259	285
Writeoffs	(285)	(242)	(248)
Other	26	18	(63)
Balance at the End of the Period	674	679	643
Revenue Based Provisions
Movement in Valuation and Qualifying Accounts and Reserves
Balance at the Beginning of the Period	871	984	1,085
Additions, charged to revenue accounts	3,234	3,969	6,145
Writeoffs	(3,216)	(4,019)	(6,195)
Other	(1)	(65)	(52)
Balance at the End of the Period	$ 888	$ 871	$ 984

Document and Entity Information (USD $) In Billions, except Share data	12 Months Ended
	Dec. 31, 2010	Feb. 10, 2011	Jun. 30, 2010
Document and Entity Information
Entity Registrant Name	INTERNATIONAL BUSINESS MACHINES CORP
Entity Central Index Key	0000051143
Document Type	10-K
Document Period End Date	Dec 31, 2010
Amendment Flag	false
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float			$ 155.7
Entity Common Stock, Shares Outstanding		1,219,536,250
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY